------------------------------
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                                                  Expires: October 30, 2006
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                                                  ------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-05551
                                  ----------------------------------------------
    AmSouth Funds
--------------------------------------------------------------------------------
                              (Exact name of registrant as specified in charter)

    3435 Stelzer Road, Columbus, OH                             43219
--------------------------------------------------------------------------------
           (Address of principal executive offices)             (Zip code)

    BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  614-470-8000
                                                   -----------------------------

Date of fiscal year end:  7/31/05
                        --------------------------

Date of reporting period: 7/31/05
                         -------------------------

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 ("Act") (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1. Reports to Stockholders.

Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

                                 ANNUAL REPORT

                                                                   JULY 31, 2005




[GRAPHIC] AMSOUTH FUNDS(R)
www.amsouthfunds.com




NOT FDIC INSURED  NO BANK GUARANTEE  MAY LOSE VALUE

TABLE OF CONTENTS

Glossary of Terms ........................................................     1

Management Discussion of Performance
     Message from the Investment Advisor .................................     2

Fund Summary
     Value Fund ..........................................................     4
     Select Equity Fund ..................................................     6
     Enhanced Market Fund ................................................     8
     Large Cap Fund ......................................................    10
     Capital Growth Fund .................................................    12
     Mid Cap Fund ........................................................    14
     Small Cap Fund ......................................................    16
     International Equity Fund ...........................................    18
     Balanced Fund .......................................................    20
     Strategic Portfolios ................................................    22
     Government Income Fund ..............................................    28
     Limited Term Bond Fund ..............................................    30
     High Quality Bond Fund ..............................................    32
     High Quality Municipal Bond Fund ....................................    34
     Florida Tax-Exempt Fund .............................................    36
     Tennessee Tax-Exempt Fund ...........................................    38
     Money Market Funds ..................................................    40

Schedule of Portfolio Investments
     Value Fund ..........................................................    41
     Select Equity Fund ..................................................    42
     Enhanced Market Fund ................................................    42
     Large Cap Fund ......................................................    46
     Capital Growth Fund .................................................    47
     Mid Cap Fund ........................................................    48
     Small Cap Fund ......................................................    52
     International Equity Fund ...........................................    53
     Balanced Fund .......................................................    59
     Strategic Portfolios: Aggressive Growth Portfolio ...................    61
     Strategic Portfolios: Growth Portfolio ..............................    61
     Strategic Portfolios: Growth and Income Portfolio ...................    62
     Strategic Portfolios: Moderate Growth and Income Portfolio ..........    62
     Government Income Fund ..............................................    63
     Limited Term Bond Fund ..............................................    63
     High Quality Bond Fund ..............................................    65
     High Quality Municipal Bond Fund ....................................    66
     Florida Tax-Exempt Fund .............................................    70
     Tennessee Tax-Exempt Fund ...........................................    72
     Prime Money Market Fund .............................................    73
     Treasury Reserve Money Market Fund ..................................    74
     Tax-Exempt Money Market Fund ........................................    74
     Institutional Prime Obligations Money Market Fund ...................    77

Statements of Assets and Liabilities .....................................    82

Statements of Operations .................................................    86

Statements of Changes in Net Assets ......................................    90

Notes to Financial Statements ............................................    94

Financial Highlights .....................................................   110

Report of Independent Registered Public Accounting Firm ..................   128

                      (This Page Intentionally Left Blank)

GLOSSARY OF TERMS

Lipper Multi-Cap Core Funds Average is comprised of mutual funds that, by portfolio practice, invest in a variety of market capitalization ranges, without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap funds will generally have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollarweighted median market capitalization of the S&P Mid-Cap 400 Index. Multi-Cap Core funds have wide latitude in the companies in which they invest. These funds will normally have an average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the U.S. diversified multi-cap equity funds universe average.

Lipper Multi-Cap Growth Funds Average is comprised of mutual funds that invest in a variety of market capitalization ranges, without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds will generally have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the S&P MidCap 400 Index. Multi-cap Growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. These funds will normally have an above average P/E and P/B ratio and three-year earnings growth figure, compared to that of the U.S. diversified multi-cap equity funds universe average.

Lipper Large Cap Value Funds Average is comprised of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

Lipper Flexible Portfolio Funds Average is comprised of mutual funds that allocate their investments across various asset classes, including domestic common stocks, bonds, and money market instruments with a focus on total return.

MESSAGE FROM THE INVESTMENT ADVISOR

We are pleased to present this report for the 12-month period between August 1, 2004 and July 31, 2005. The period was characterized by solid and sustained economic expansion, despite the negative impact of high energy prices. The healthy economy helped corporations generate strong profit growth, fueling a rally in the equity markets. The bond markets experienced a flattening of the yield curve, as yields rose on short-term fixed income securities but fell on long-term bonds.

--------------------------------------------------------------------------------
The AmSouth Funds recently underwent two notable personnel changes. First, Brian Sullivan was appointed Chairman of the funds' investment advisor, AmSouth Asset Management, Inc., replacing Joseph Keating, who stepped down in order to explore other outside career opportunities. Brian Sullivan brings to his new position a deep understanding of investment management learned during 18 years of experience running both equity and fixed income portfolios. Second, the AmSouth Funds Board of Trustees also welcomed a new Chairman, Jim Woodward, who replaced Dave Huber in that capacity.
--------------------------------------------------------------------------------

The economy grows despite headwinds

The economy appeared shaky at the beginning of the fiscal year. High and rising prices on commodities, particularly crude oil, siphoned off the purchasing power of consumers and businesses and threatened to boost inflation. The Federal Reserve Board (the "Fed") began raising short-term interest rates just prior to this period, in an attempt to combat higher inflation by removing excess monetary stimulus. The increases in the federal funds rate also weighed on prospects for economic growth.

Growth remained solid, however, as low mortgage rates buoyed the resilient housing sector and allowed consumers to free up cash by refinancing home loans. Business spending strengthened, as corporations began to deploy the large amount of cash on their balance sheets in order to improve productivity and take advantage of bonus depreciation allowances that expired at the end of 2004.

The economy gained momentum during the fourth calendar quarter of 2004. Oil prices declined, while a weaker dollar made U.S. exporters' products more competitive on the world market and increased the value of multinational firms' foreign profits. Meanwhile, employment gains strengthened, supporting consumer demand.

Those trends appeared to set the economy on track for healthy, selfsustaining growth entering 2005. A number of factors soon threatened its equilibrium, however. Oil prices began a renewed surge, again weighing on consumers' and businesses' spending power. The weaker dollar, while beneficial for exporters, also raised the possibility that higher yields on Treasury securities might be necessary to induce foreign investors to continue funding wide budget and trade deficits. Such a development might have acted as a brake on economic growth by increasing borrowing costs. Meanwhile, the Fed continued its policy of gradually raising short-term interest rates in order to forestall an uptick in inflation.

Business spending slowed but remained solid in early 2005, as corporations continued to make investments that could improve productivity. Employment growth also slowed, reducing consumer purchasing power. Furthermore, the housing sector appeared to have peaked, as mortgage rates rose. In all, the economy grew at an annualized rate of 3.1% during the first quarter of 2005--healthy, but slower than in any calendar quarter since the first three months of 2004.

Inflation appeared to pick up in late winter, as the Fed noted that rising oil prices had begun to lead to higher consumer prices. That comment generated a great deal of inflation-related concern in the media, but we believe that the Fed was simply attempting to "talk up" longterm bond yields that it viewed as unhealthily low. The fundamentals that would have suggested problematic increases in inflation, such as high capacity utilization and strong year-over-year consumer price increases, remained indicative of an inflation rate that was increasing at a modest, controllable pace.

The final months of the period showed renewed strength in the economy. Bond yields fell to low levels, stimulating growth by reducing borrowing costs. That trend contributed to lower mortgage rates, leading to resurgent housing activity. Business spending also strengthened considerably. Consumer spending slowed but was supported by a pickup in durable goods orders, which in part represented consumers' response to major discounts by auto manufacturers. Those largely positive trends more than offset the effects of rising oil prices and continued tightening by the Fed. The economy during the second calendar quarter generated annualized growth of 3.4%.

Stocks post solid gains

The stock market began the fiscal year mired in a slump that stemmed from investor concerns about terrorism, oil prices, economic growth prospects and political uncertainty during the close presidential campaign. Stocks began to rebound in mid-August, however. Strong profit reports and attractive valuations enticed investors to buy, outweighing negative factors such as high-profile problems with certain pharmaceutical companies' products.

Many investors stayed on the sidelines during early fall, however, waiting until the resolution of the presidential election cleared the political outlook. The quick outcome to the election improved investors' visibility on the future direction of taxes and regulations, and encouraged them that business spending would pick up. Oil price declines added fuel to the fire, and a powerful stock market surge ensued during the fourth quarter of 2004.

The stock market cooled off in early 2005. The market contained pent-up selling pressure following the fourth-quarter rally, and renewed strength in oil prices provided the impetus for investors to take profits. Stocks became very volatile in late winter and early spring, as investors tried to weigh positive influences such as healthy profit reports and increased dividend payouts and merger-and-acquisition activity with negative factors such as rising oil prices and the possibility of higher inflation and interest rates.

Meanwhile, conflicting economic data made it difficult to discern the direction of the economy. Growth appeared to soften during March, causing stocks to sell off significantly. The S&P 500 lost 7.2% between March 7 and April 20, pushing valuations to their most attractive levels since the previous August.

Stocks began to recover in May, and posted strong returns for the remainder of the 12-month period. Moderating economic growth and signs of tame inflation encouraged investors that the Fed would not pursue an overly aggressive tightening policy--the historical cause of most bear markets. Meanwhile, corporations continued their run of strong profit growth. Rising oil prices and concerns about isolationist trade policies caused a hiccup in late June, but investors shook them off as corporate profits continually exceeded expectations. Stocks resumed their gains during July, despite major terrorist attacks in London and Egypt.

We stated early in the period that investors needed to climb a wall of worry about terrorism, oil prices and other factors for stocks to post gains. It appears that by the end of the period they had done so.

A flatter yield curve

The Fed raised short-term interest rates eight times during the period, for a total increase of two percentage points. Short-term bond yields moved in line with those increases, with the yield on the threemonth Treasury note rising by an equivalent amount. Intermediateterm bond yields rose more modestly, with the yield on the five-year Treasury note climbing 0.43 percentage points.

Meanwhile, yields on long-term bonds declined, an unexpected development that Federal Reserve Chairman Alan Greenspan in February called a "conundrum". We attribute the decline in longterm yields to the Fed's effectiveness at managing inflation, as well as nearly insatiable global demand for risk-free income. Purchases of Treasury bonds by central banks in China and elsewhere, a strategy intended to prop up exports from those countries by artificially weakening their currencies against the dollar, also contributed to lower long-term bond yields. China changed its currency-fixing policy late in the period, making it likely to purchase somewhat fewer Treasury bonds going forward. That development contributed to an uptick in yields during July.

Corporate bonds outperformed Treasuries during the period. Lowquality bonds led the corporate fixed-income markets during much of the fiscal year, as a solid economy strengthened cash flow at weak firms and made them less likely to default on their loans. Investors also prized the higher yields available on low-quality debt, especially given the low income offered by government bonds and other lowrisk securities. That trend shifted in early spring, after profit warnings from major automakers caused a sell-off of high-yield bonds. Subsequent reports that large hedge funds had lost substantial sums on automakers' bonds raised fears of a contagion, and investors fled to higher quality securities.

Looking ahead

We believe the largest threat to the economy and stock market is overly aggressive tightening by the Fed. Assuming the Fed does not raise interest rates too far, the next phase of the economic expansion should begin to unfold next year. Low bond yields currently are acting as a tail wind for the economy, stimulating growth despite persistently high energy prices and rising short-term interest rates. The key to longevity for an economic cycle is steady, consistent growth that does not produce any major imbalances, and monetary policy that does not allow a buildup of inflationary pressures.

We are optimistic on the outlook for common stocks. On a simple valuation basis common stocks look attractive relative to fixedincome securities. The S&P 500 as of August 1, 2005 traded at less than 17 times our conservative estimate for 2005 operating earnings. Corporate profits are at record highs, the quality of earnings is better than ever, corporate balance sheets are in excellent shape and companies are cash rich, giving them wide latitude to increase dividends, buy back stock, buy other companies, increase capital spending or pay down debt.

Furthermore, the economic recovery appears solid and self-sustaining, and inflationary pressures are modest. The Fed does not have any reason to risk triggering an economic recession, given the low level of domestic inflation and the lackluster global economic backdrop.

Last year, the resolution of the presidential election sparked the rally in stock prices; this year we feel the impetus will come from the Fed. A pause in the increases on short-term interest rates would provide visibility for economic growth and corporate earnings over the coming year, and investors would likely respond positively.

Changes at the AmSouth Funds

This summer, AmSouth Asset Management, Inc. signed an agreement to sell its mutual fund management business to Pioneer Investment Management, Inc. and recommended to the Board of Trustees that the AmSouth Mutual Funds be reorganized with and into funds in the Pioneer Investment Management family. We believe the reorganization will be beneficial to shareholders in the AmSouth Funds, given Pioneer Investments' record of fund performance, competitive fund expenses and customer service, as well as the depth of investment options Pioneer Investments makes available to shareholders. For more information about what the merger means for you and your investments, please refer to the AmSouth Funds proxy statement dated August 22, 2005.

Thank you for selecting the AmSouth Funds. We appreciate the faith you have entrusted in us, and wish you well in the years ahead.

Sincerely,

/s/ Brian B. Sullivan

Brian B. Sullivan, CFA

Investments in the Funds are neither guaranteed by, nor obligations of, AmSouth Bank or any other bank and are not insured by the FDIC or any other government agency. Investment in mutual funds involves risk, including the possible loss of principal. This material must be preceded or accompanied by a current prospectus.

================================================================================
AMSOUTH VALUE FUND
================================================================================

PORTFOLIO MANAGER

Brian B. Sullivan, CFA
Director, Value Equity Strategies

AmSouth Bank
AmSouth Asset Managment, Inc.

Brian B. Sullivan, CFA, has been the portfolio manager for the Value Fund since June 2004. Mr. Sullivan has more than 18 years of investment management experience and holds an MBA in finance and a bachelor's degree in economics.

INVESTMENT CONCERNS

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S PERSPECTIVE
"The AmSouth Value Fund uses a `value investing' approach. Rather than pursue hot stocks that are in high demand, we search for solid companies with good fundamentals that are available at attractive prices. By adhering to this investment approach through entire market cycles, we seek to achieve above average long-term results with less volatility than the overall market."
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Q&A

Q. How did the Fund perform during the 12-month period ended?

A. The Fund gained 18.81% (Class A Shares at NAV). That compared to a 16.90% return for its benchmark, the Standard & Poor's Barra Value Index.

Q. What factors affected the Fund's performance?

A. Stocks generally performed well, helping this Fund generate strong returns. The stock market staged a strong rally during the fourth quarter of 2004. Stocks slumped during early 2005, but surged again during late spring and early summer. Value stocks performed particularly well, benefiting this Fund and its benchmark.

Individual security selection was the greatest contributor to the Fund's strong performance relative to the benchmark. Stock selection in the consumer discretionary sector was especially beneficial. The Fund's allocation to consumer discretionary stocks gained 32.04% during the 12-month period, substantially higher than the 11.96% return of the consumer discretionary stocks represented in the index. Security selection in financial services, industrials and health care also boosted relative returns.+

The Fund's sector weightings generally dragged on performance versus the benchmark. A significantly underweight position in utilities stocks was particularly costly, because utilities stocks proved to be the market's second-best performing sector. A slightly smaller-than-benchmark stake in energy stocks also dampened relative returns, as energy led the market during the period.+

+ The Fund's portfolio is current to July 31, 2005 and subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and does not reflect the deduction of taxes that a shareholder would pay on distributions and redemptions. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end, call 1-800-451-8382.

================================================================================
                                                              AMSOUTH VALUE FUND
================================================================================

    [THE FOLLOWING TABLE WAS REPRESENTED BY A GRAPH IN THE PRINTED MATERIAL.]

AmSouth Value Fund (Class A Shares)*

7/31/1995                      9453
                               9667
'95                            9988
                              10686
                              11045
                              11099
'96                           11560
                              12147
                              13860
                              15324
'97                           15293
                              17320
                              17290
                              15462
'98                           17987
                              18080
                              19923
                              17716
'99                           18682
                              18428
                              17435
                              19045
'00                           19630
                              19751
                              21600
                              18975
'01                           20432
                              21662
                              17388
                              12797
'02                           14442
                              13397
                              15855
                              15876
'03                           18064
                              18790
                              18613
                              18865
'04                           20798
                              20603
                              20975
7/31/2005                     21723

The chart reflects the performance of the Class A Shares. The performance of the Class B Shares and the Class I Shares will be greater or less than the line shown in the above chart based on the differences in the sales charges and the expenses paid by Shareholders investing in Class A Shares, Class B Shares and Class I Shares.

================================================================================
Average Annual Total Return
================================================================================

As of                 Inception        1         5        10
July 31, 2005            Date        Year      Year      Year
--------------------------------------------------------------
Class A Shares*       12/1/88       12.38%     2.99%     8.07%
--------------------------------------------------------------
Class B Shares**       9/3/97(1)    13.03%     3.06%     8.04%
--------------------------------------------------------------
Class I Shares         9/2/97(1)    18.94%     4.29%     8.81%
--------------------------------------------------------------

================================================================================
 * Reflects maximum 5.50% sales charge.
** Reflects applicable contingent deferred sales charge (maximum 5.00%).

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and does not reflect the deduction of taxes that a shareholder would pay on distributions and redemptions. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end, call 1-800-451-8382.

The chart and table above compare a hypothetical $10,000 investment from 7/31/95 to 7/31/05 versus a similar investment in the Fund's benchmark.

The performance of the AmSouth Value Fund is measured against the S&P 500/BARRA Value Index, an unmanaged market capitalization weighted index comprised of a subset of the S&P 500 with low price-to-book ratios relative to the S&P 500 as a whole. The Index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing. During the period shown, the Advisor waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

(1) Performance for the Class B and Class I Shares, which were first offered on 9/3/97 and 9/2/97, respectively, are based on the historical performance of the Class A Shares (without sales charge) prior to that date. The historical performance for the Class B Shares has been restated to reflect the Class B 12b-1 fees and the contingent deferred sales charge.

================================================================================
AMSOUTH SELECT EQUITY FUND
================================================================================

PORTFOLIO MANAGERS

OakBrook Investments, LLC (sub-advisor)
  Neil Wright, President and Chief Investment Officer
  Janna Sampson, Director of Portfolio Management
  Peter Jankovskis, Director of Research

As portfolio managers for the AmSouth Select Equity Fund, Neil Wright, Janna Sampson and Peter Jankovskis are three veteran investment professionals who have more than 50 years of combined experience. Neil and Peter hold PhDs in economics, and Janna holds an MA in economics. They have worked together for the past 11 years. They also serve as the portfolio managers for the AmSouth Enhanced Market Fund and the AmSouth Mid Cap Fund.

INVESTMENT CONCERNS

A concentrated portfolio may add a measure of volatility to performance, as major fluctuations in any one holding will likely affect the fund more than a fund with a greater diversification.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' PERSPECTIVE

"Our goal in managing the AmSouth Select Equity Fund is to outperform the S&P 500 Stock Index over a complete market cycle while experiencing less volatility than the broad stock market. We look for 20 to 25 leading companies that have a dominant market position, or a well-known brand name, yet whose stock price is undervalued. To make this `growth at a reasonable price' strategy work, we use economic theory to determine whether a company is likely to recover its dominant position after a dip. We believe our patient, long-term approach offers excellent defensive protection, which can reduce losses when the market is weak."
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Q&A

Q. How did the fund perform during the 12-month period ended July 31, 2005?

A. The Fund delivered a total return of 7.84% (Class A Shares at NAV), compared to a 14.04% total return for its benchmark, the S&P 500 Stock Index.

Q. What factors affected the Fund's performance?

A. The stock market as a whole posted strong gains during the 12-month period. The type of large-cap stocks in which this Fund invests generated only modest returns, however. This Fund's subadvisor, Oakbrook Investments, seeks shares of industry- leading firms with stable and predictable earnings growth. The managers positioned the portfolio to capitalize on a recovering economy, while avoiding shares that would likely be sensitive to rising interest rates.

Shares of large firms with stable earnings growth were out of favor during this period. Investors prized stocks of smaller, faster-growing companies, as well as stocks in highly cyclical sectors such as energy and basic materials. Those types of stocks typically do not exhibit the earnings predictability this Fund demands, so the Fund did not benefit from their superior performance. The market's bias against stable growers accounted for the majority of the Fund's underperformance relative to the benchmark. Weak returns at individual companies in the media, pharmaceutical and retail industries also dragged on relative returns.+

Individual stock performance provided the largest boost to the Fund's returns versus the benchmark. For example, certain of the Fund's holdings in the technology and retail sectors benefited from the improving economy and outperformed the index.+

+ The Fund's portfolio is current to July 31, 2005 and subject to change.


Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and does not reflect the deduction of taxes that a shareholder would pay on distributions and redemptions. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end, call 1-800-451-8382.

The AmSouth Select Equity Fund is subadvised by OakBrook Investments, LLC, which is paid a fee for its services.

================================================================================
                                                      AMSOUTH SELECT EQUITY FUND
================================================================================

    [THE FOLLOWING TABLE WAS REPRESENTED BY A GRAPH IN THE PRINTED MATERIAL.]

AmSouth Select Equity Fund (Class A Shares)*

9/1/1998                       9452
                               9928
'98                           11400
                              10994
                              11973
                              10409
'99                           10246
                               9346
                               9461
                               9840
'00                           11543
                              10826
                              11439
                              11274
'01                           12403
                              12790
                              11808
                              10746
'02                           11272
                              10644
                              12362
                              12684
'03                           14206
                              14848
                              14860
                              14297
'04                           15616
                              15368
                              14544
7/31/2005                     15226

The chart reflects the performance of the Class A Shares. The performance of the Class B Shares and the Class I Shares will be greater or less than the line shown in the above chart based on the differences in the sales charges and the expenses paid by Shareholders investing in Class A Shares, Class B Shares and Class I Shares.

================================================================================
Average Annual Total Return
================================================================================

As of              Inception        1         5         Since
July 31, 2005        Date         Year      Year      Inception
---------------------------------------------------------------
Class A Shares*     9/1/98        1.88%     9.72%       6.27%
---------------------------------------------------------------
Class B Shares**    9/2/98(1)     2.03%     9.92%       6.37%
---------------------------------------------------------------
Class I Shares     12/3/98(1)     8.02%    11.15%       7.32%
---------------------------------------------------------------

================================================================================
 * Reflects maximum 5.50% sales charge.
** Reflects applicable contingent deferred sales charge (maximum 5.00%).

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and does not reflect the deduction of taxes that a shareholder would pay on distributions and redemptions. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end, call 1-800-451-8382.

The chart and table above compare a hypothetical $10,000 investment from 9/1/98 to 7/31/05 in the indicated share class versus a similar investment in the Fund's benchmark.

The performance of the AmSouth Select Equity Fund is measured against the S&P 500 Stock Index, a widely recognized unmanaged index of 500 common stocks. The Index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing. During the period shown, the Advisors waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

(1) Performance for the Class B and Class I Shares, which commenced operations on 9/2/98 and 12/3/98, respectively, are based on the historical performance of the Class A Shares (without sales charge) prior to that date. The historical performance for the Class B Shares has been restated to reflect the Class B 12b-1 fees and the contingent deferred sales charge.

================================================================================
AMSOUTH ENHANCED MARKET FUND
================================================================================

PORTFOLIO MANAGERS

OakBrook Investments, LLC (sub-advisor):
  Neil Wright, President and Chief Investment Officer
  Janna Sampson, Director of Portfolio Management
  Peter Jankovskis, Director of Research

Neil Wright, Janna Sampson and Peter Jankovskis are three veteran investment professionals who have more than 50 years of combined experience. Neil and Peter have PhDs in economics, and Janna holds an MA in economics. They have worked together for the past 11 years. In addition to the Enhanced Market Fund, they also serve as portfolio managers of the AmSouth Select Equity Fund and the AmSouth Mid Cap Fund.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' PERSPECTIVE

"Our stock selection strategy for the AmSouth Enhanced Market Fund is fairly conservative, with Fund returns having a very close correlation to those of the S&P 500 Stock Index. We try to be 100% invested and do not try to time the market. Through the use of a sophisticated computer model, we attempt to identify and invest in 350 to 400 stocks within the S&P 500 that are starting to experience a widening range of investor expectations. We look to overweight those stocks that we believe may outperform the overall market."
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Q&A

Q. How did the Fund perform during the 12-month period ended July 31, 2005?

A. The Fund delivered a total return of 15.53% (Class A Shares at NAV). The Fund's benchmark, the S&P 500 Stock Index, returned 14.04%.

Q. What factors affected the Fund's performance during the period?

A. Stocks generally posted strong gains. The market rallied during the fourth calendar quarter of 2004, then slumped as investors weighed reports on the economy and oil prices. The market picked up again late in the fiscal year, boosting the Fund's absolute returns.

This Fund's sub-advisor, Oakbrook Investments, employs a modified indexing strategy. The managers emphasize or de-emphasize the stocks in the S&P 500 index based on a quantitative model that monitors investor expectations for each stock.

That approach boosted the Fund's returns against the benchmark during the 12-month period. Emphasizing particular stocks in the consumer discretionary, health care and industrials sectors had the largest positive influence on relative gains. A modestly overweight stake in the energy sector also boosted performance against the benchmark, as energy stocks benefited from high and rising oil prices throughout much of the period. Meanwhile, individual stock selection in the consumer staples sector weighed on relative returns.+

+ The Fund's portfolio is current to July 31, 2005 and subject to change.


Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and does not reflect the deduction of taxes that a shareholder would pay on distributions and redemptions. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end, call 1-800-451-8382.

The AmSouth Enhanced Market Fund is subadvised by Oakbrook Investments, LLC, which is paid a fee for its services.

================================================================================
                                                    AMSOUTH ENHANCED MARKET FUND
================================================================================

    [THE FOLLOWING TABLE WAS REPRESENTED BY A GRAPH IN THE PRINTED MATERIAL.]

AmSouth Enhanced Market Fund (Class A Shares)*

9/1/1998                       9452
                              10048
'98                           12130
                              12746
                              13624
                              12840
'99                           14684
                              15070
                              14635
                              14546
'00                           13474
                              11799
                              12504
                              10578
'01                           11779
                              11848
                              10174
                               8328
'02                            9014
                               8673
                              10007
                              10251
'03                           11521
                              11685
                              11856
                              11675
'04                           12679
                              12565
                              12758
7/31/2005                     13264

The chart reflects the performance of the Class A Shares. The performance of the Class B Shares and the Class I Shares will be greater or less than the line shown in the above chart based on the differences in the sales charges and the expenses paid by Shareholders investing in Class A Shares, Class B Shares and Class I Shares.

================================================================================
Average Annual Total Return
================================================================================

As of              Inception        1         5         Since
July 31, 2005        Date         Year      Year      Inception
---------------------------------------------------------------
Class A Shares*     9/1/98        9.20%    -2.84%       4.17%
---------------------------------------------------------------
Class B Shares**    9/2/98(1)     9.79%    -2.83%       4.23%
---------------------------------------------------------------
Class I Shares    12/11/98(1)    15.74%    -1.60%       5.18%
---------------------------------------------------------------

================================================================================
 * Reflects maximum 5.50% sales charge.
** Reflects applicable contingent deferred sales charge (maximum 5.00%).

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and does not reflect the deduction of taxes that a shareholder would pay on distributions and redemptions. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end, call 1-800-451-8382.

The chart and table above compare a hypothetical $10,000 investment from 9/1/98 to 7/31/05 in the indicated share class versus a similar investment in the Fund's benchmark.

The performance of the AmSouth Enhanced Market Fund is measured against the S&P 500 Stock Index, a widely recognized unmanaged index of 500 common stocks. The Index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing. During the period shown, the Advisor waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

(1) Performance for the Class B and Class I Shares, which commenced operations on 9/2/98 and 12/11/98, respectively, are based on the historical performance of the Class A Shares (without sales charge) prior to that date. The historical performance for the Class B Shares has been restated to reflect the Class B 12b-1 fees and the contingent deferred sales charge.

================================================================================
AMSOUTH LARGE CAP FUND
================================================================================

PORTFOLIO MANAGER

Ronald E. Lindquist
Co-Director, Growth Equity Strategy

AmSouth Bank
AmSouth Asset Management, Inc.

Ron Lindquist has more than 35 years of focused investment management experience. He has served as portfolio manager of AmSouth's Large Cap Fund since its inception and also serves as co-director of growth equity strategies for AmSouth Asset Management, Inc. A founding member of the Financial Analysts Society of South Florida, Mr. Lindquist holds a master's degree in management science from Florida International University and a bachelor's degree in finance from Florida State University.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S PERSPECTIVE

"The AmSouth Large Cap Fund is managed in a traditional large-cap growth style. Our goal is to outperform the S&P 500 Stock Index over multiple market cycles. We look for industry leaders that have shown the potential to generate relatively predictable, above-average 3- to 5-year earnings streams. We typically purchase stocks of large, high-quality companies with superior earnings per share growth rates and correspondingly appropriate price/earnings ratios1. We consider sales when a stock's relative price/earnings ratio is well in excess of historical, similar-market norms or when a significant and ongoing earnings stream deterioration is forecast."
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Q&A

Q. How did the Fund perform during the 12-month period ended July 31, 2005?

A. The Fund delivered a total return of 11.82% (Class A Shares at NAV). That compared to a 14.04% total return for the Fund's benchmark, the S&P 500 Stock Index.

Q. What factors affected the Fund's performance during the period?

A. Equities in general generated healthy gains during the 12- month period, a trend that boosted the returns of this Fund and its benchmarks. Small stocks and value stocks led the market, an environment that did not favor very large-cap, growth-oriented portfolio.

Energy stocks produced the strongest gains of any sector represented in the S&P
500. This narrowly focused growth Fund invests in shares of the types of companies that historically have provided the greatest earnings per share gains over multiple market cycles, and energy stocks do not fit that profile. We therefore did not hold any exposure in the energy sector. That omission weighed on the Fund's returns against the benchmarks. Likewise, the Fund does not invest in utilities stocks, because they do not possess the growth characteristics we seek. Utilities also generated strong gains, so our avoidance of that sector dragged on relative returns.+

The Fund's continued emphasis on "blue-chip" shares of the market's largest companies also reduced relative returns. For example, the S&P 500 holds nearly 15% of its market value in stocks with market caps of less than $10 billion, while this Fund holds less than 9% of assets in stocks of that size. Smaller stocks significantly outperformed larger shares, so this Fund's mega-cap focus weighed on returns against the S&P 500 and its other style benchmarks.+

The Fund's relative returns got a big boost from its security selection among health care stocks, and also from an overweight allocation to that sector. The health-care stocks in the portfolio gained an average of 18%, while the S&P 500's health-care sector gained approximately 11%. The Fund's selection advantage was magnified by our 26% allocation to health-care stocks, which was roughly double the benchmark's weighting in the sector.+

+ The Fund's portfolio is current to July 31, 2005 and subject to change.


Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and does not reflect the deduction of taxes that a shareholder would pay on distributions and redemptions. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end, call 1-800-451-8382.

================================================================================
                                                          AMSOUTH LARGE CAP FUND
================================================================================

   [THE FOLLOWING TABLE WAS REPRESENTED BY A GRAPH IN THE PRINTED MATERIAL.]

AmSouth Large Cap Fund (Class A Shares)*

7/31/1995                      9448
                               9761
'95                           10423
                              10816
                              11203
                              11616
'96                           12260
                              12596
                              14875
                              15956
'97                           16665
                              18779
                              19570
                              18406
'98                           22977
                              23616
                              24712
                              23751
'99                           27307
                              27575
                              28540
                              27592
'00                           26702
                              23313
                              24089
                              21145
'01                           23687
                              23850
                              20097
                              16507
'02                           18175
                              17486
                              20217
                              20762
'03                           22826
                              22927
                              23142
                              21953
'04                           24025
                              23269
                              23582
7/31/2005                     24689

The chart reflects the performance of the Class A Shares. The performance of the Class B Shares and the Class I Shares will be greater or less than the line shown in the above chart based on the differences in the sales charges and the expenses paid by Shareholders investing in Class A Shares, Class B Shares and Class I Shares.

================================================================================
Average Annual Total Return
================================================================================

As of              Inception        1         5        10
July 31, 2005        Date         Year      Year      Year
----------------------------------------------------------
Class A Shares*    8/3/92         5.65%    -3.19%    9.46%
----------------------------------------------------------
Class B Shares**  12/15/98(1)     6.00%    -3.12%    9.14%
----------------------------------------------------------
Class I Shares    12/14/98(1)    11.95%    -1.94%   10.17%
----------------------------------------------------------

================================================================================
 * Reflects maximum 5.50% sales charge.
** Reflects applicable contingent deferred sales charge (maximum 5.00%).


Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and does not reflect the deduction of taxes that a shareholder would pay on distributions and redemptions. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end, call 1-800-451-8382.

The chart and table above compare a hypothetical $10,000 investment from 7/31/95 to 7/31/05 in the indicated share class versus a similar investment in the Fund's benchmark.

The performance of the AmSouth Large Cap Fund is measured against the S&P 500 Stock Index, a widely recognized unmanaged index of 500 common stocks. The Index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing. During the period shown, the Advisor waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

The quoted returns reflect the performance from 7/31/95 to 12/13/98 of the DG Equity Fund and from 12/14/98 to 3/12/00 of the ISG Large Cap Equity Fund, which were open-end investment companies that were predecessor funds to the AmSouth Large Cap Fund. The predecessor funds were managed using substantially the same investment objective, policies and methodologies as the Fund.

(1) Performance for the Class B and Class I Shares, which commenced operations on 12/15/98 and 12/14/98, respectively, are based on the historical performance of the Class A Shares, including the performance of the predecessor funds, (without sales charge) prior to that date. The historical performance for the Class B Shares has been restated to reflect the Class B 12b-1 fees and the contingent deferred sales charge.

================================================================================
AMSOUTH CAPITAL GROWTH FUND
================================================================================

PORTFOLIO MANAGER

John Mark McKenzie
Co-Director, Growth Equity Strategy

AmSouth Asset Management, Inc.

John Mark McKenzie has been an investment manager since 1981. His experience includes both equity portfolio and fixed income portfolio management. He has managed a number of AmSouth Mutual Funds and was named portfolio manager of the AmSouth Capital Growth Fund in 2004. In addition, he serves as Co- Director of Growth Equity Strategy for AmSouth Asset Management, Inc. Mr. McKenzie holds a bachelor's degree in banking and finance from the University of Mississippi, and earned his law degree from the University of Mississippi School of Law. He is a member of the Mississippi Society of Financial Analysts and the Mississippi State Bar Association.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S PERSPECTIVE

"As a growth-oriented fund, the Capital Growth Fund focuses on industry leaders with high earnings per share. We generally look for annual earnings growth of 15% or higher. After identifying strong themes, such as technology or health care, we select companies that have financial strength, good return on equity, reasonable debt-to-equity ratios and strong revenue growth. We apply sell discipline through price targets and downside alerts."
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Q&A

Q. How did the Fund perform during the 12-month period ended July 31, 2005?

A. The Fund delivered a total return of 12.42% (Class A Shares at NAV). That compared to a 11.16% total return for the Fund's benchmark, the S&P 500/BARRA Growth Index.

Q. What factors affected the Fund's performance?

A. Stocks posted solid returns for the fiscal year. Shares of the large, growth-oriented stocks in which this Fund invests generally trailed smaller, value stocks, but the Fund nevertheless produced healthy gains.

The Fund's returns were superior to those of its benchmark during the period, largely because of strong stock selection in the health care and consumer discretionary sectors. Relative returns in health care benefited from strong results by stocks in the biotechnology and HMO industries. The Fund's retail holdings also performed well, helping the consumer discretionary allocation outperform the benchmark's stake in that sector. Furthermore, a significantly overweight position in consumer discretionary stocks increased the effect of positive security selection on the Fund's relative returns. Stock selection in the technology sector also boosted performance against the benchmark.+

We held a significantly underweight position in energy stocks throughout most of the period, because energy stocks typically do not offer the consistently high earnings growth rates that we seek. The degree to which the Fund was under-weight in energy increased substantially in December, when the benchmark was modified to hold a dramatically larger percentage of its overall capitalization in that sector. Energy was the market's bestperforming economic sector, so the Fund's underweight stake weighed on relative returns.+

The Fund's portfolio is current to July 31, 2005 and subject to change.


Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and does not reflect the deduction of taxes that a shareholder would pay on distributions and redemptions. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end, call 1-800-451-8382.

================================================================================
                                                     AMSOUTH CAPITAL GROWTH FUND
================================================================================

   [THE FOLLOWING TABLE WAS REPRESENTED BY A GRAPH IN THE PRINTED MATERIAL.]

AmSouth Capital Growth Fund (Class A Shares)*

7/31/1995                      9447
                               9712
'95                           10243
                              11062
                              11549
                              11659
'96                           12522
                              12398
                              14552
                              15808
'97                           16378
                              18591
                              18706
                              17636
'98                           21627
                              22755
                              23486
                              22271
'99                           26354
                              27913
                              27509
                              28776
'00                           26173
                              20640
                              22192
                              17475
'01                           20481
                              20520
                              17336
                              14490
'02                           15326
                              15067
                              16878
                              17535
'03                           19366
                              19266
                              19465
                              18490
'04                           20102
                              19403
                              19742
7/31/2005                     20741

The chart reflects the performance of the Class A Shares. The performance of the Class B Shares and the Class I Shares will be greater or less than the line shown in the above chart based on the differences in the sales charges and the expenses paid by Shareholders investing in Class A Shares, Class B Shares and Class I Shares.

================================================================================
Average Annual Total Return
================================================================================

As of              Inception         1         5        10
July 31, 2005        Date          Year      Year      Year
------------------------------------------------------------
Class A Shares*     4/1/96(1)      6.23%    -6.52%     7.57%
------------------------------------------------------------
Class B Shares**    2/5/98(2)      6.57%    -6.47%     7.24%
------------------------------------------------------------
Class I Shares     10/3/97(2)     12.63%    -5.29%     8.25%
------------------------------------------------------------

================================================================================
 * Reflects maximum 5.50% sales charge.
** Reflects applicable contingent deferred sales charge (maximum 5.00%).


Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and does not reflect the deduction of taxes that a shareholder would pay on distributions and redemptions. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end, call 1-800-451-8382.

The chart and table above compare a hypothetical $10,000 investment from 7/31/95 to 7/31/05 in the indicated share class versus a similar investment in the Fund's benchmark.

Performance of the AmSouth Capital Growth Fund is measured against the S&P 500/Barra Growth Index, a widely recognized unmanaged index of the stocks in the S&P 500 having high book-to price ratios. Neither Index is available for investment and the performance of each index does not reflect fees, brokerage commissions or other expenses of investing. During the period shown, the Advisor waived and/or reimbursed fees for various expenses. Had these waivers and/ or reimbursements not been in effect, performance quoted would have been lower.

The quoted returns reflect the performance from 4/1/96 to 3/12/00 of the ISG Capital Growth Fund, an open-end investment company that was the predecessor fund to the AmSouth Capital Growth Fund.

(1) The ISG Capital Growth Fund commenced operations on 4/1/96, through a transfer of assets from certain collective trust fund ("commingled") accounts managed by First American National Bank, using substantially the same investment objective, policies and methodologies as the Fund. The quoted performance of the Fund includes performance of the predecessor fund and commingled accounts for periods dating back to 7/31/95, and prior to the Fund's commencement of operations, restated to reflect the expenses associated with the Fund. The predecessor fund and commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the commingled accounts had been registered, their performance may have been adversely affected.

(2) Performance for the Class B and Class I Shares, which were first offered on 2/5/98 and 10/3/97, respectively, are based on the historical performance of the Class A Shares, including the performance of the predecessor fund and commingled accounts, (without sales charge) prior to that date. The predecessor fund and commingled accounts were managed using substantially the same investment objective, policies and methodologies as the Fund. The historical performance for the Class B Shares has been restated to reflect the Class B 12b-1 fees and the contingent deferred sales charge.

================================================================================
AMSOUTH MID CAP FUND
================================================================================

PORTFOLIO MANAGERS

OakBrook Investments, LLC (sub-advisor):
  Neil Wright, President and Chief Investment Officer
  Janna Sampson, Director of Portfolio Management
  Peter Jankovskis, Director of Research

As portfolio managers for the AmSouth Mid Cap Fund, Neil Wright, Janna Sampson and Peter Jankovskis are three veteran investment professionals who have more than 50 years of combined experience. Neil and Peter have PhDs in economics, and Janna holds an MA in economics. They have worked together for the past 11 years. The team also manages the AmSouth Select Equity Fund and the AmSouth Enhanced Market Fund.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Mid-capitalization stocks typically carry additional risk, since smaller companies generally have higher risk of failure and, historically, their stocks have experienced a greater degree of volatility.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' PERSPECTIVE

"Our stock selection strategy for the AmSouth Mid Cap Fund is fairly conservative, with Fund returns having a very close correlation to those of the S&P Mid Cap 400 Stock Index. We try to be 100% invested and do not try to time the market. Through the use of a sophisticated computer model, we attempt to identify and invest in 320 to 380 stocks within the S&P Mid Cap 400 that are starting to experience a widening range of investor expectations. We look to overweight those stocks that we believe may outperform the overall market."
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Q&A

Q. How did the Fund perform during the 12-month period ended July 31, 2005?

A. The Fund delivered a total return of 26.60% (Class A Shares at NAV). That compared to a 25.89% total return for the Fund's benchmark, the S&P MidCap 400 Index.

Q. What factors affected the Fund's performance during the period?

A. Mid-cap stocks surged during much of this 12-month period, helping this Fund and its benchmark generate strong gains.

This Fund's sub-advisor, Oakbrook Investments, uses an enhanced-indexing investment strategy. The managers invest in the stocks in the S&P 400, and over- or under-weight them based on a quantitative model that monitors investor expectations surrounding each stock. Oakbrook emphasizes the stocks which investors expect to generate superior performance, and deemphasizes stocks expected to lag.

That process boosted the Fund's relative returns during this period. In particular, the enhanced indexing model increased the weighting of particular stocks in the information technology and consumer discretionary sectors. Those stocks out-gained the index, lifting relative returns. The Fund's returns versus the benchmark also benefited from a modestly overweight position in energy stocks, which led the market during much of the period on the strength of historically high oil prices. The Fund's individual energy selections did not keep pace with the energy stocks in the benchmark, however, dragging on relative performance.+

+ The Fund's portfolio is current to July 31, 2005 and subject to change.


Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and does not reflect the deduction of taxes that a shareholder would pay on distributions and redemptions. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end, call 1-800-451-8382.

The AmSouth Mid Cap Fund is subadvised by OakBrook Investments, LLC, which is paid a fee for its services.

================================================================================
                                                            AMSOUTH MID CAP FUND
================================================================================

    [THE FOLLOWING TABLE WAS REPRESENTED BY A GRAPH IN THE PRINTED MATERIAL.]

AmSouth Mid Cap Fund (Class A Shares)*

5/4/1999                       9452
                              10331
                              10851
'99                           16380
                              18507
                              16115
                              16928
'00                           13932
                              11399
                              12231
                               9565
'01                           10718
                              10558
                               9783
                               8157
'02                            8603
                               8163
                               9556
                              10143
'03                           11552
                              12087
                              12196
                              11949
'04                           13380
                              13313
                              13947
7/31/2005                     14708

The chart reflects the performance of the Class A Shares. The performance of the Class B Shares and the Class I Shares will be greater or less than the line shown in the above chart based on the differences in the sales charges and the expenses paid by Shareholders investing in Class A Shares, Class B Shares and Class I Shares.

================================================================================
Average Annual Total Return
================================================================================

As of              Inception        1         5         Since
July 31, 2005        Date         Year      Year      Inception
---------------------------------------------------------------
Class A Shares*     5/4/99       19.67%     0.77%       -2.48%
---------------------------------------------------------------
Class B Shares**    5/4/99       20.70%     0.69%       -2.56%
---------------------------------------------------------------
Class I Shares      5/4/99       26.80%     1.99%       -1.28%
---------------------------------------------------------------

================================================================================
 * Reflects maximum 5.50% sales charge.
** Reflects applicable contingent deferred sales charge (maximum 5.00%).


Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and does not reflect the deduction of taxes that a shareholder would pay on distributions and redemptions. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end, call 1-800-451-8382.

The chart and table above compare a hypothetical $10,000 investment from 5/4/99 to 7/31/05 in the indicated share class versus a similar investment in the Fund's benchmark.

The performance of the AmSouth Mid Cap Fund is measured against the S&P MidCap 400 Index, a widely recognized unmanaged index of 400 domestic stocks. The Index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing. During the period shown, the Advisor waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

The total returns reflect the performance from 5/4/99 to 3/12/00 of the ISG Mid-Cap Fund, an open-end investment company that was the predecessor fund to the AmSouth Mid Cap Fund. The predecessor fund was managed using substantially the same investment objective, policies and methodologies as the Fund.

================================================================================
AMSOUTH SMALL CAP FUND
================================================================================

PORTFOLIO MANAGER

Sawgrass Asset Management, LLC (sub-advisor):
Dean McQuiddy, CFA
Principal and Director of Equity Investments

Dean McQuiddy serves as portfolio manager for the AmSouth Small Cap Fund. He has nearly 20 years of experience in investment management and holds a BS in finance. He created and managed the small-cap growth product at Barnett Capital Advisors for 11 years.

INVESTMENT CONCERNS

Small capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S PERSPECTIVE

"For the AmSouth Small Cap Fund, we use a disciplined investment process to identify 60 to 80 fundamentally attractive small companies that share certain attributes: above-market sales and earnings growth, increasing estimates of future earnings and reasonable valuations. We aim to buy these companies in the early stages of their growth--before their stocks get overvalued in the marketplace."
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Q&A

Q. How did the Fund perform during the 12-month period ended July 31, 2005?

A. The Fund delivered a total return of 21.01% (Class A Shares at NAV). That compared to a 22.58% total return for the Fund's benchmark, the Russell 2000(R) Growth Index.

Q. What factors affected the Fund's performance?

A. Small-cap stocks generated powerful returns, helping the Fund and its benchmark produce strong gains. Small growth stocks modestly lagged small value stocks. That trend reversed itself during the final three months of the period, however, when small growth stocks assumed leadership.

Stock selection in the consumer staples and consumer discretionary sectors lifted the Fund's performance against the benchmark. Shares of certain apparel and specialty retailers, as well as casino and hotel stocks, particularly boosted relative gains. Stock selection among health-care services, facilities, supplies and equipment stocks also helped the Fund's health-care allocation outgain the benchmark's holdings in that sector.

The Fund's subadvisor, Sawgrass Asset Management, held an overweight position in industrials stocks, so strong performance by that sector enhanced the Fund's returns against the index. Moreover, the Fund's industrials holdings outperformed the benchmark's allocation to that sector, largely due to strong returns by particular defense and aerospace stocks. The Fund held a substantially overweight position in energy, which proved to be the market's best-performing sector for this 12-month period. The Fund's holdings in the sector modestly lagged the benchmark's energy allocation, but the large over-weight more than compensated for the slightly negative selection effect.

Stock selection within the information technology sector dragged on relative returns. Shares of particular technology services and Internet companies caused the Fund's technology stake to lag the benchmark's position in that sector.

+ The Fund's portfolio is current to July 31, 2005 and subject to change.


Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and does not reflect the deduction of taxes that a shareholder would pay on distributions and redemptions. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end, call 1-800-451-8382.

The AmSouth Small Cap Fund is subadvised by Sawgrass Asset Management, LLC, which is paid a fee for its services.

================================================================================
                                                          AMSOUTH SMALL CAP FUND
================================================================================

   [THE FOLLOWING TABLE WAS REPRESENTED BY A GRAPH IN THE PRINTED MATERIAL.]

AmSouth Small Cap Fund (Class A Shares)*

3/3/1998                       9764
                               9764
                               9328
                               7479
'98                            8901
                               7186
                               8001
                               8105
'99                           10323
                              12523
                              12561
                              12911
'00                           12251
                              10390
                              10947
                               8739
'01                            8844
                               9117
                               8297
                               7077
'02                            6478
                               6131
                               7246
                               7856
'03                            8707
                               8823
                               9086
                               8781
'04                            9917
                               9769
                               9948
7/31/2005                     10358

The chart reflects the performance of the Class A Shares. The performance of the Class B Shares and the Class I Shares will be greater or less than the line shown in the above chart based on the differences in the sales charges and the expenses paid by Shareholders investing in Class A Shares, Class B Shares and Class I Shares.

================================================================================
Average Annual Total Return
================================================================================

As of              Inception        1         5         Since
July 31, 2005         Date        Year      Year      Inception
---------------------------------------------------------------
Class A Shares*      3/2/98      14.40%    -3.78%       0.48%
---------------------------------------------------------------
Class B Shares**     3/2/98      14.87%    -3.80%       0.44%
---------------------------------------------------------------
Class I Shares       3/2/98      21.21%    -2.55%       1.40%
---------------------------------------------------------------

================================================================================
 * Reflects maximum 5.50% sales charge.
** Reflects applicable contingent deferred sales charge (maximum 5.00%).


Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and does not reflect the deduction of taxes that a shareholder would pay on distributions and redemptions. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end, call 1-800-451-8382.

The chart and table above compare a hypothetical $10,000 investment from 3/2/98 to 7/31/05 in the indicated share class versus a similar investment in the Fund's benchmark.

The performance of the AmSouth Small Cap Fund is measured against the Russell 2000(R) Growth Index, a widely recognized unmanaged index of common stocks of small to mid-sized companies. The Index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing. During the period shown, the Advisor waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

================================================================================
AMSOUTH INTERNATIONAL EQUITY FUND
================================================================================

PORTFOLIO MANAGERS

Dimensional Fund Advisors Inc. (sub-advisor)

Dimensional Fund Advisors Inc. employs a team approach in subadvising the International Equity Fund. The Investment Committee sets policy and procedures, and portfolio managers make daily decisions regarding the Fund. Karen Umland, VP and portfolio manager, heads the international group. Portfolio managers on the international team are located in Los Angeles, London and Sydney.

INVESTMENT CONCERNS

International investing involves increased risk and volatility.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' PERSPECTIVE

"The AmSouth International Equity Fund is designed to provide diversified exposure to the international large cap value asset class. The portfolio invest in large cap stocks with high book values relative to price (value stocks). The "value" parameter is determined on a country by country basis. Currently, the Fund systematically invest in a broadly diversified portfolio of large "value" stocks in 21 developed-market countries."
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Q&A

Q. How did the Fund perform during the 12-month period ended July 31, 2005?

A. The Fund delivered a total return of 24.44% (Class A Shares at NAV). That compared to a 21.56% total return for the Fund's benchmark, the Morgan Stanley Capital International EAFE(R) (Europe, Australasia and Far East) Index.

Q. What factors affected the Fund's performance?

A. The developed foreign stock markets in which the AmSouth International Equity Fund invests surged during this period, helping the Fund and its benchmark generate strong gains.

The Fund's sub-advisor, Dimensional Fund Advisors, employs a strict value methodology to construct a portfolio that is broadly diversified across geographical regions. The managers rank the stocks in each of the 21 developed markets represented in the index, primarily using book value-to-market capitalization ratio, and invest in approximately the top 30% by number of stocks in each country. The managers do not attempt to add value by over- or under-weighting particular markets or regions.+

Dimensional Fund Advisors' strategy helped the Fund produce returns superior to those of the benchmark. Value stocks outperformed growth shares during the 12-month period, so the Fund's bias toward value stocks boosted relative returns. The managers' emphasis on value also typically leads this Fund to hold larger stakes in small- and mid-cap stocks than the EAFE Index. Smaller stocks significantly out-gained larger stocks during the fiscal year, and that trend also lifted returns against the benchmark.+

+ The Fund's portfolio is current to July 31, 2005 and subject to change.


Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and does not reflect the deduction of taxes that a shareholder would pay on distributions and redemptions. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end, call 1-800-451-8382.

The AmSouth International Equity Fund is subadvised by Dimensional Fund Advisors, Inc. which is paid a fee for its services.

================================================================================
                                               AMSOUTH INTERNATIONAL EQUITY FUND
================================================================================

   [THE FOLLOWING TABLE WAS REPRESENTED BY A GRAPH IN THE PRINTED MATERIAL.]

AmSouth International Equity Fund (Class A Shares)*

8/18/1997                      9452
                               9773
'97                            9168
                              10493
                              10474
                               8449
'98                           10037
                              10028
                              10654
                              11147
'99                           12724
                              12389
                              12197
                              11279
'00                           11262
                               9843
                               9813
                               8156
'01                            8523
                               8752
                               8484
                               6767
'02                            7249
                               6693
                               8242
                               9324
'03                           11067
                              11788
                              11938
                              11848
'04                           13927
                              13927
                              13684
7/31/2005                     14270

The chart reflects the performance of the Class A Shares. The performance of the Class B Shares and the Class I Shares will be greater or less than the line shown in the above chart based on the differences in the sales charges and the expenses paid by Shareholders investing in Class A Shares, Class B Shares and Class I Shares.

================================================================================
Average Annual Total Return
================================================================================

As of               Inception        1         5         Since
July 31, 2005          Date        Year      Year      Inception
----------------------------------------------------------------
Class A Shares*     8/15/97       17.56%     2.60%       4.57%
----------------------------------------------------------------
Class B Shares**     2/2/99(1)    18.52%     2.73%       2.04%
----------------------------------------------------------------
Class I Shares     12/14/98(1)    24.63%     3.99%       5.46%
----------------------------------------------------------------

================================================================================
 * Reflects maximum 5.50% sales charge.
** Reflects applicable contingent deferred sales charge (maximum 5.00%).


Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and does not reflect the deduction of taxes that a shareholder would pay on distributions and redemptions. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end, call 1-800-451-8382.

The chart and table above compare a hypothetical $10,000 investment from 8/15/97 to 7/31/05 in the indicated share class versus a similar investment in the Fund's benchmark.

The performance of the AmSouth International Equity Fund is measured against the Morgan Stanley Capital International, Europe, Australasia and Far East (MSCI EAFE(R)) Index, a widely-recognized unmanaged index of foreign securities representing major non-U.S. stock markets. The Index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing. During the period shown, the Advisor waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

The quoted returns reflect the performance from 8/15/97 to 12/13/98 of the DG International Equity Fund and from 12/14/98 to 3/12/00 of the ISG International Equity Fund, which were open-end investment companies that were the predecessor funds to the AmSouth International Equity Fund. The predecessor funds were managed using substantially the same investment objective, policies and methodology as the Fund.

(1) Performance for the Class B and Class I Shares, which were first offered on 2/2/99 and 12/14/98, respectively, are based on the historical performance of the Class A Shares, including the performance of the predecessor funds, (without sales charge) prior to that date. The historical performance for the Class B Shares has been restated to reflect the Class B 12b-1 fees and the contingent deferred sales charge.

================================================================================
AMSOUTH BALANCED FUND
================================================================================

PORTFOLIO MANAGERS

Brian B. Sullivan, CFA
Director, Value Equity Strategies
John P. Boston, CFA
Senior Vice President

AmSouth Bank
AmSouth Asset Investment Management, Inc.

Brian B. Sullivan, CFA, has been the portfolio manager for the Value Fund since June 2004. Mr. Sullivan has more than 18 years of investment management experience and holds an MBA in finance and a bachelor's degree in economics.

John Boston also manages the AmSouth Limited Term Bond Fund, the AmSouth Bond Fund and co-manages the AmSouth Government Income Fund. He has 14 years of experience as a fixed income manager. He holds a bachelor's degree in finance and political science and is a Chartered Financial Analyst.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' PERSPECTIVE

"The AmSouth Balanced Fund is a diversified fund that offers investors a simple and easy way to balance their investments between stocks and bonds. Within the equity component, our diversified equity strategy invests in a broad array of high quality stocks to provide long term growth. The fixed income component contains a mix of investment grade bonds to generate income. We assess market opportunities between the two asset classes and allocate assets in the Fund to potentially achieve high risk-adjusted returns."
--------------------------------------------------------------------------------

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.


--------------------------------------------------------------------------------
Q&A

Q. How did the Fund perform during the 12-month period ended July 31, 2005?

A. The Fund delivered a total return of 10.33% (Class A Shares at NAV). The Fund's benchmarks, the S&P 500 Stock Index and the Lehman Brothers Government/Credit Bond Index, returned 14.04% and 4.94%, respectively.

The Fund held an average of approximately 60% of its assets in stocks, with roughly 40% of its assets in bonds. Stocks significantly outperformed bonds during the period, so the Fund's emphasis on stocks helped boost returns.

Q. What factors affected the Fund's performance?

A. The broad stock market generated healthy gains for the fiscal year, helping the Balanced Fund's equity allocation post strong returns. Meanwhile, the bond market saw a flattening yield curve: Yields on long-term bonds declined modestly, causing their prices to rise, while yields on short-term bonds increased and depressed prices on those securities. This Fund's fixed-income allocation invests primarily in intermediate-term bonds, so the flattening of the yield curve did not have a large impact on the Fund's absolute returns.

The Fund held approximately 60% of its assets in equities throughout the period. That position was significantly overweight compared to the Fund's neutral 50% allocation. Stocks significantly outperformed bonds, so the relatively large stock position lifted returns against a hypothetical benchmark comprised of equal weightings in the S&P 500 and the Lehman Government/Credit Bond Index.

Selection among individual stocks also helped the Fund outperform its neutral benchmark. That positive selection effect was most notable in the health care sector: The health care stocks held by the Fund gained a weighted average of 26.46%, while the health care stocks in the S&P 500 gained a weighted average of 11.29%. Stock selection among consumer discretionary, financial services and industrials stocks also boosted relative gains. Meanwhile, stock selection in the energy, telecommunications services and basic materials sectors weighed on relative returns.

The Fund's fixed-income allocation held an overweight stake in corporate bonds throughout the period. Corporate issues outperformed government bonds, so the relatively large corporate position lifted returns against the fixed-income benchmark. The Fund's emphasis on very high-quality debt dragged on relative returns, however, because lower-quality bonds outperformed for the period as a whole.

+ The Fund's portfolio is current to July 31, 2005 and subject to change.


Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and does not reflect the deduction of taxes that a shareholder would pay on distributions and redemptions. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end, call 1-800-451-8382.

================================================================================
                                                           AMSOUTH BALANCED FUND
================================================================================

   [THE FOLLOWING TABLE WAS REPRESENTED BY A GRAPH IN THE PRINTED MATERIAL.]

AmSouth Balanced Fund (Class A Shares)*

7/31/1995                      9452
                               9660
'95                           10028
                              10326
                              10517
                              10605
'96                           11002
                              11189
                              12220
                              13131
'97                           13295
                              14334
                              14423
                              13922
'98                           15040
                              14953
                              15777
                              14949
'99                           15240
                              15429
                              15120
                              16052
'00                           16792
                              16805
                              17398
                              16901
'01                           17565
                              17619
                              16729
                              15595
'02                           16361
                              15898
                              17586
                              17668
'03                           18928
                              19483
                              19268
                              19299
'04                           20367
                              20062
                              20418
7/31/2005                     20943

The chart reflects the performance of the Class A Shares. The performance of the Class B Shares and the Class I Shares will be greater or less than the line shown in the above chart based on the differences in the sales charges and the expenses paid by Shareholders investing in Class A Shares, Class B Shares and Class I Shares.

================================================================================
Average Annual Total Return
================================================================================

As of              Inception        1         5        10
July 31, 2005         Date        Year      Year      Year
-----------------------------------------------------------
Class A Shares*    12/19/91       4.30%     5.20%     7.67%
-----------------------------------------------------------
Class B Shares**     9/2/97(1)    4.40%     5.29%     7.42%
-----------------------------------------------------------
Class I Shares       9/2/97(1)   10.40%     6.58%     8.44%
-----------------------------------------------------------

================================================================================
 * Reflects maximum 5.50% sales charge.
** Reflects applicable contingent deferred sales charge (maximum 5.00%).


Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and does not reflect the deduction of taxes that a shareholder would pay on distributions and redemptions. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end, call 1-800-451-8382.

The chart and table above compare a hypothetical $10,000 investment from 7/31/95 to 7/31/05 in the indicated share class versus a similar investment in the Fund's benchmarks.

The performance of the AmSouth Balanced Fund is measured against the S&P 500 Stock Index and the Lehman Government/Credit Bond Index. The S&P 500 Index is a widely recognized unmanaged index of 500 common stocks. The Lehman Government/Credit Bond Index is an unmanaged index representative of U.S. government, U.S. Treasury and agency securities, and corporate bonds. Neither Index is available for investment and the performance of each index does not reflect fees, brokerage commissions or other expenses of investing. During the period shown, the Advisor waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

(1) Performance for the Class B and Class I Shares, which were first offered on 9/2/97, are based on the historical performance of the Class A Shares (without sales charge) prior to that date. The historical performance for the Class B Shares has been restated to reflect the Class B 12b-1 fees and the contingent deferred sales charge.

================================================================================
AMSOUTH STRATEGIC PORTFOLIOS
================================================================================

Aggressive Growth
Growth
Growth and Income
Moderate Growth and Income

The AmSouth Strategic Portfolios are managed by a team of AmSouth investment managers, including both equity and fixed income specialists. The team has more than 40 years of combined investment management experience.

INVESTMENT CONCERNS

The Funds invest in underlying funds, so the investment performance is directly related to the performance of those underlying funds. Before investing in the Fund, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Funds invests.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' PERSPECTIVE

The Portfolios seek to provide investors with the potential to achieve a variety of long- and short-term goals, commensurate with investors' specific time horizons and tolerance for risk. Each of the four Strategic Portfolios invests in a combination of underlying mutual funds from the AmSouth fund family. Based on each Portfolio's asset-allocation target, the managers periodically rebalance stock, bond and moneymarket holdings--based on analysis of economic and market trends.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Q&A

Q. How did the Funds perform during the period?

A. During the 12-month period between August 1, 2004 and July 31, 2005, the Funds' total returns, benchmark returns and other comparative returns were as follows:

AmSouth Aggressive Growth Portfolio

(Class A Shares at NAV): 16.32%
S&P 500 Stock Index: 14.04%
Lipper Multi-Cap Core Funds Average(1): 16.39%

AmSouth Growth Portfolio

(Class A Shares at NAV): 12.90%
S&P 500 Stock Index: 14.04%
Lipper Multi-Cap Growth Funds Average(1): 19.14%

AmSouth Growth and Income Portfolio
(Class A Shares at NAV): 10.77%
S&P 500 Stock Index: 14.04%
Merrill Lynch Government/Corporate Master Index: 4.99%
Lipper Large-Cap Value Funds Average(1): 14.87%

AmSouth Moderate Growth and Income Portfolio
(Class A Shares at NAV): 9.51%
S&P 500 Stock Index: 14.04%
Merrill Lynch Government/Corporate Master Index: 4.99%
Lipper Flexible Portfolio Funds Average(1): 12.69%

Q. What factors affected the Portfolios' performance?

A. Stocks posted strong returns during the 12-month period, due to two powerful rallies: one during the fourth quarter of 2004, and the other during late spring and early summer of 2005. Meanwhile, bonds generated tepid returns. The Portfolios with the largest equity allocations therefore outperformed the more conservative Portfolios.

Each of the Portfolios held its maximum exposure to stock funds throughout the period, and that emphasis on equities helped the Strategic Portfolios outperform their composite benchmarks. The Aggressive Growth Portfolio held an equity allocation of 99%, significantly higher than its neutral position of 85% equities. The Growth (75%), Growth & Income (60%) and Moderate Growth & Income (50%) Portfolios each held stock-fund allocations 10 percentage points higher than their neutral allocations.+

The Portfolios' relative gains also benefited from the diversification of their equity fund holdings, which included funds that invest in small- and medium-sized stocks as well as international shares. Small and mid caps significantly outperformed large-cap shares during the 12-month period, while foreign stocks generally outperformed the domestic market.+

Fixed-income allocations dragged slightly on the relative performance of the Growth, Growth & Income and Moderate Growth & Income Portfolios. Bonds produced sluggish performance during the 12 months through July, 2005, and the bond funds in which the Portfolios invested modestly lagged their benchmarks.+

+ The Fund's portfolio is current to July 31, 2005 and subject to change.


Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and does not reflect the deduction of taxes that a shareholder would pay on distributions and redemptions. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end, call 1-800-451-8382.

(1) See Glossary of Terms for additional information.

================================================================================
                                             AMSOUTH AGGRESSIVE GROWTH PORTFOLIO
================================================================================

   [THE FOLLOWING TABLE WAS REPRESENTED BY A GRAPH IN THE PRINTED MATERIAL.]

AmSouth Aggressive Growth Portfolio (Class A Shares)*

1/13/1999                      9452
                               9395
                               9773
                               9528
'99                           11051
                              11389
                              11235
                              11443
'00                           11217
                              10238
                              10842
                               9333
'01                           10156
                              10410
                               8987
                               7264
'02                            7889
                               7565
                               8745
                               9092
'03                           10122
                              10364
                              10445
                              10190
'04                           11249
                              11083
                              11164
7/31/2005                     11651

The chart reflects the performance of the Class A Shares. The performance of the Class B Shares and the Class I Shares will be greater or less than the line shown in the above chart based on the differences in the sales charges and the expenses paid by Shareholders investing in Class A Shares, Class B Shares and Class I Shares.

================================================================================
Average Annual Total Return
================================================================================

As of              Inception        1         5         Since
July 31, 2005         Date        Year      Year      Inception
---------------------------------------------------------------
Class A Shares*     1/13/99       9.96%    -0.09%       2.36%
---------------------------------------------------------------
Class B Shares**    1/27/99      10.53%    -0.03%       2.43%
---------------------------------------------------------------
Class I Shares      1/28/99      16.33%     1.10%       3.22%
---------------------------------------------------------------

================================================================================
 * Reflects maximum 5.50% sales charge.
** Reflects applicable contingent deferred sales charge (maximum 5.00%).


Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and does not reflect the deduction of taxes that a shareholder would pay on distributions and redemptions. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end, call 1-800-451-8382.

The chart and table above compare a hypothetical $10,000 investment from 1/13/99 to 7/31/05 in the Class A Shares class versus a similar investment in the Fund's benchmark.

The Portfolio's performance is compared to the S&P 500 Stock Index, a widely recognized unmanaged index of 500 common stocks. The Index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing. During the period shown, the Advisor waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

The quoted returns reflect the performance from 1/13/99 to 3/12/00 of the ISG Aggressive Growth Portfolio, which was an open-end investment company and the predecessor fund to the AmSouth Aggressive Growth Portfolio. The predecessor fund was managed using substantially the same investment objectives, policies and methodologies as the Fund.

================================================================================
                                                        AMSOUTH GROWTH PORTFOLIO
================================================================================

   [THE FOLLOWING TABLE WAS REPRESENTED BY A GRAPH IN THE PRINTED MATERIAL.]

AmSouth Growth Portfolio (Class A Shares)*

2/11/1999                      9448
                               9239
                               9605
                               9355
'99                           10284
                              10495
                              10375
                              10542
'00                           10345
                               9724
                              10076
                               9164
'01                            9748
                               9906
                               9027
                               7878
'02                            8420
                               8197
                               9150
                               9425
'03                           10256
                              10483
                              10500
                              10353
'04                           11171
                              11034
                              11159
7/31/2005                     11509

The chart reflects the performance of the Class A Shares. The performance of the Class B Shares and the Class I Shares will be greater or less than the line shown in the above chart based on the differences in the sales charges and the expenses paid by Shareholders investing in Class A Shares, Class B Shares and Class I Shares.

================================================================================
Average Annual Total Return
================================================================================

As of              Inception        1         5         Since
July 31, 2005         Date        Year      Year      Inception
---------------------------------------------------------------
Class A Shares*     2/11/99       6.72%     1.21%       2.20%
---------------------------------------------------------------
Class B Shares**    2/15/99       7.15%     1.22%       2.52%
---------------------------------------------------------------
Class I Shares       2/1/99      13.00%     2.39%       3.09%
---------------------------------------------------------------

================================================================================
 * Reflects maximum 5.50% sales charge.
** Reflects applicable contingent deferred sales charge (maximum 5.00%).


Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and does not reflect the deduction of taxes that a shareholder would pay on distributions and redemptions. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end, call 1-800-451-8382.

The chart and table above compare a hypothetical $10,000 investment from 2/11/99 to 7/31/05 in the Class A Shares class versus a similar investment in the Fund's benchmark.

The Portfolio's performance is compared to the S&P 500 Stock Index, a widely recognized unmanaged index of 500 common stocks. The Index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing. During the period shown, the Advisor waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

The quoted returns reflect the performance from 2/11/99 to 3/12/00 of the ISG Growth Portfolio, which was an open-end investment company and the predecessor fund to the AmSouth Growth Portfolio. The predecessor fund was managed using substantially the same investment objectives, policies and methodologies as the Fund.

================================================================================
                                             AMSOUTH GROWTH AND INCOME PORTFOLIO
================================================================================

   [THE FOLLOWING TABLE WAS REPRESENTED BY A GRAPH IN THE PRINTED MATERIAL.]

AmSouth Growth and Income Portfolio (Class A Shares)*

3/8/1999                       9448
                               9392
                               9508
                               9304
'99                            9940
                              10109
                              10212
                              10343
'00                           10359
                               9980
                              10260
                               9655
'01                           10122
                              10261
                               9607
                               8759
'02                            9258
                               9085
                               9950
                              10171
'03                           10866
                              11094
                              11058
                              10973
'04                           11670
                              11535
                              11690
7/31/2005                     11968

The chart reflects the performance of the Class A Shares. The performance of the Class B Shares and the Class I Shares will be greater or less than the line shown in the above chart based on the differences in the sales charges and the expenses paid by Shareholders investing in Class A Shares, Class B Shares and Class I Shares.

================================================================================
Average Annual Total Return
================================================================================

As of              Inception        1         5         Since
July 31, 2005         Date        Year      Year      Inception
---------------------------------------------------------------
Class A Shares*      3/8/99       4.70%    2.28%        2.85%
---------------------------------------------------------------
Class B Shares**    1/27/99       4.92%    2.35%        3.18%
---------------------------------------------------------------
Class I Shares       2/8/99      10.77%    3.51%        4.25%
---------------------------------------------------------------

================================================================================
 * Reflects maximum 5.50% sales charge.
** Reflects applicable contingent deferred sales charge (maximum 5.00%).


Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and does not reflect the deduction of taxes that a shareholder would pay on distributions and redemptions. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end, call 1-800-451-8382.

The chart and table above compares hypothetical $10,000 investment from 3/8/99 to 7/31/05 in the Class A Shares versus a similar investment in the Fund's benchmarks.

The Portfolio's performance is compared to the S&P 500 Stock Index and the Merrill Lynch Government/Corporate Master Index. The S&P 500 Stock Index, a widely recognized unmanaged index of 500 common stocks. The Merrill Lynch Government/Corporate Master Index is an unmanaged broad-based index representative of the total return of government and corporate bonds. Neither Index is available for investment and the performance of each index does not reflect fees, brokerage commissions or other expenses of investing. During the period shown, the Advisor waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

The quoted returns reflect the performance from 1/27/99 to 3/12/00 of the ISG Growth & Income Portfolio, which was an open-end investment company and the predecessor fund to the AmSouth Growth and Income Portfolio. The predecessor fund was managed using substantially the same investment objectives, policies and methodologies as the Fund.

================================================================================
AMSOUTH MODERATE GROWTH AND INCOME PORTFOLIO
================================================================================

   [THE FOLLOWING TABLE WAS REPRESENTED BY A GRAPH IN THE PRINTED MATERIAL.]

AmSouth Moderate Growth and Income Portfolio (Class A Shares)*

2/9/1999                       9454
                               9513
                               9525
                               9399
'99                            9772
                               9932
                              10031
                              10235
'00                           10343
                              10145
                              10420
                              10039
'01                           10471
                              10585
                               9987
                               9308
'02                            9820
                               9683
                              10452
                              10632
'03                           11207
                              11413
                              11340
                              11322
'04                           11931
                              11799
                              11980
7/31/2005                     12200

The chart reflects the performance of the Class A Shares. The performance of the Class B Shares and the Class I Shares will be greater or less than the line shown in the above chart based on the differences in the sales charges and the expenses paid by Shareholders investing in Class A Shares, Class B Shares and Class I Shares.

================================================================================
Average Annual Total Return
================================================================================

As of              Inception        1         5         Since
July 31, 2005         Date        Year      Year      Inception
---------------------------------------------------------------
Class A Shares*      2/9/99       3.51%     2.86%       3.12%
---------------------------------------------------------------
Class B Shares**    1/28/99       3.74%     2.92%       3.05%
---------------------------------------------------------------
Class I Shares      2/10/99       9.49%     4.09%       4.12%
---------------------------------------------------------------

================================================================================
 * Reflects maximum 5.50% sales charge.
** Reflects applicable contingent deferred sales charge (maximum 5.00%).


Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and does not reflect the deduction of taxes that a shareholder would pay on distributions and redemptions. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end, call 1-800-451-8382.

The chart and table above compare a hypothetical $10,000 investment from 2/9/99 to 7/31/05 in the Class A Shares versus a similar investment in the Fund's benchmarks.

The Portfolio's performance is compared to the S&P 500 Stock Index and the Merrill Lynch Government/Corporate Master Index. The S&P 500 Stock Index, a widely recognized unmanaged index of 500 common stocks. The Merrill Lynch Government/Corporate Master Index is an unmanaged broad-based index representative of the total return of government and corporate bonds. Neither Index is available for investment and the performance of each Index does not reflect fees, brokerage commissions or other expenses of investing. During the period shown, the Advisor waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

The quoted returns reflect the performance from 1/28/99 to 3/12/00 of the ISG Moderate Growth & Income Portfolio, which was an open-end investment company and the predecessor fund to the AmSouth Moderate Growth and Income Portfolio. The predecessor fund was managed using substantially the same investment objectives, policies and methodologies as the Fund.

                      (This Page Intentionally Left Blank)

================================================================================
AMSOUTH GOVERNMENT INCOME FUND
================================================================================

PORTFOLIO MANAGERS

John P. Boston, CFA
Senior Vice President

Michael T. Lytle, CFA
Investment Officer

AmSouth Bank
AmSouth Asset Management, Inc.

John Boston also manages the AmSouth Limited Term Bond Fund, the AmSouth Bond Fund and co-manages the AmSouth Balanced Fund. He has 14 years of experience as a fixed income manager. He holds a bachelor's degree in finance and political science and is a Chartered Financial Analyst.

Michael Lytle is a fixed income portfolio manager for AmSouth Asset Management, Inc., specializing in taxable fixed income securities. He joined AmSouth's asset management group in 1999 and was named co-manager of the AmSouth Government Income Fund in 2004. Mr. Lytle earned his bachelor's degree from Berry College and is a Chartered Financial Analyst. He currently serves as membership chairman of the Alabama Society of Financial Analysts.

INVESTMENT CONCERNS

U.S. Government guarantees apply only to the underlying securities of the Fund's portfolio and not the Fund's shares.

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higherquality bonds generally offer less risk than longer-term bonds and a lower rate of return.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' PERSPECTIVE

"The AmSouth Government Income Fund is more suitable for investors who seek income but also demand the safety of U.S. government securities. Although we attempt to consistently generate a high level of income, investors should be aware that yields and principal values vary and that the Fund is not guaranteed by the U.S. government."
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Q&A

Q. How did the Fund perform during the 12-month period ended July 31, 2005?

A. The Fund delivered a total return of 2.70% (Class A Shares at NAV). That compared to a 4.67% total return for the Fund's benchmark, the Lehman Brothers Mortgage Index.

Q. What factors affected the Fund's performance during the period?

A. Yields on short- and intermediate-term bonds rose gradually throughout the period, while long-term bond yields declined slightly. This Fund invests primarily in intermediate-term bonds, so did not benefit from the decline in long-term bond yields. Mortgage-backed securities, which comprise the bulk of this Fund's holdings, outperformed other government bonds in that environment.

The Fund during the first five months of the period held half of its assets in mortgage-backed securities, with 40% in government agency issues and the remaining 10% in Treasuries. Mortgage-backed securities outperformed other government bond sectors, so the Fund's positioning dragged on returns against the all-mortgage benchmark. We increased the Fund's mortgage position early in 2005, to nearly 100% of assets. That shift benefited the Fund's relative returns during the second half of the period, as mortgage-backed securities continued their superior performance.+

The Fund held an average duration slightly shorter than that of the benchmark throughout the period, in anticipation of rising interest rates. That strategy had no significant effect on relative performance.+

+ The Fund's portfolio is current to July 31, 2005 and subject to change.


Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and does not reflect the deduction of taxes that a shareholder would pay on distributions and redemptions. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end, call 1-800-451-8382.

================================================================================
                                                  AMSOUTH GOVERNMENT INCOME FUND
================================================================================

   [THE FOLLOWING TABLE WAS REPRESENTED BY A GRAPH IN THE PRINTED MATERIAL.]

AmSouth Government Income Fund (Class A Shares)*

7/31/1995                      9598
                               9764
'95                           10113
                              10006
                              10031
                              10238
'96                           10524
                              10486
                              10854
                              11192
'97                           11508
                              11691
                              11893
                              12274
'98                           12330
                              12339
                              12291
                              12374
'99                           12408
                              12683
                              12832
                              13170
'00                           13732
                              14067
                              14110
                              14739
'01                           14695
                              14666
                              15156
                              15833
'02                           15974
                              16087
                              16261
                              16217
'03                           16208
                              16486
                              16195
                              16522
'04                           16595
                              16489
                              16805
7/31/2005                     16735

The chart reflects the performance of the Class A Shares. The performance of the Class B Shares and the Class I Shares will be greater or less than the line shown in the above chart based on the differences in the sales charges and the expenses paid by Shareholders investing in Class A Shares, Class B Shares and Class I Shares.

================================================================================
Average Annual Total Return
================================================================================

As of              Inception        1         5        10
July 31, 2005         Date        Year      Year      Year
-----------------------------------------------------------
Class A Shares*    10/1/93       -1.40%     4.44%     5.28%
-----------------------------------------------------------
Class B Shares**   3/13/00(1)    -2.84%     4.72%     4.82%
-----------------------------------------------------------
Class I Shares      9/2/97(1)     2.93%     5.45%     5.84%
-----------------------------------------------------------

================================================================================
 * Reflects maximum 4.00% sales charge.
** Reflects applicable contingent deferred sales charge (maximum 5.00%).


Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and does not reflect the deduction of taxes that a shareholder would pay on distributions and redemptions. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end, call 1-800-451-8382.

The chart and table above compare a hypothetical $10,000 investment from 7/31/95 to 7/31/05 in the indicated share class versus a similar investment in the Fund's benchmark.

The performance of the AmSouth Government Income Fund is measured against the Lehman Brothers Mortgage Index, an unmanaged index generally representative of the mortgage bond market as a whole. The Index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing. During the period shown, the Advisor waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

(1) Performance for the Class B and Class I Shares, were first offered on 3/13/00 and 9/2/97, respectively, are based on the historical performance of the Class A Shares (without sales charge) prior to that date. The historical performance for the Class B Shares has been restated to reflect the Class B 12b-1 fees and the contingent deferred sales charge.

================================================================================
AMSOUTH LIMITED TERM BOND FUND
================================================================================

PORTFOLIO MANAGER

John P. Boston, CFA
Senior Vice President

AmSouth Bank
AmSouth Asset Management, Inc.

John Boston also manages the AmSouth Bond Fund and co-manages both the AmSouth Government Income Fund and the AmSouth Balanced Fund. He has 14 years of experience as a fixed income manager. He holds a bachelor's degree in finance and political science and is a Chartered Financial Analyst.

INVESTMENT CONCERNS

Short- or intermediate-term investment grade bonds offer less risk and generally a lower rate of return than longer-term higher yielding bonds.

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higherquality bonds generally offer less risk than longer-term bonds and a lower rate of return.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S PERSPECTIVE

"The AmSouth Limited Term Bond Fund was designed to fill the gap between money market funds and long-term bond funds. For investors looking for a diversified bond fund, this Fund represents the first step out on the `risk/return' spectrum from the money market arena."
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Q&A

Q. How did the Fund perform during the 12-month period ended July 31, 2005?

A. The Fund delivered a total return of 0.93% (Class A Shares at NAV). That compared to a 1.76% total return for the Fund's benchmark, the Merrill Lynch 1-5-Year Government/Corporate Bond Index.

Q. What factors affected the Fund's performance?

A. Yields on short-term bonds rose substantially, in response to the Federal Reserve's policy of boosting short-term interest rates. Yields increased most on the shortest securities: Yields on threemonth Treasury notes rose two percentage points, while yields on three-year notes rose 1.06 percentage points and yields on five-year notes rose 0.43 percentage points. Prices move inversely to yields, so higher yields led to lower prices on the short-term bonds in which this Fund invests.

The Fund's returns relative to its benchmark benefited from an overweight stake in corporate bonds, which significantly outperformed government issues. The Fund held between 50% and 60% of assets in corporate bonds during the fiscal year, compared to a roughly 25% stake in the benchmark. That said, the Fund's emphasis on very high quality corporate bonds weighed on relative performance, because low-quality bonds produced superior returns for the 12-month period.+

We held the Fund's average duration shorter than that of the benchmark throughout the period, at approximately two years versus roughly 2.4 years for the index. We established that short duration to protect shareholders' capital against rising interest rates. Yields rose most on the short end of the yield curve, however, so the Fund's short average duration dragged on relative performance.+

+ The Fund's portfolio is current to July 31, 2005 and subject to change.


Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and does not reflect the deduction of taxes that a shareholder would pay on distributions and redemptions. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end, call 1-800-451-8382.

================================================================================
                                                  AMSOUTH LIMITED TERM BOND FUND
================================================================================

   [THE FOLLOWING TABLE WAS REPRESENTED BY A GRAPH IN THE PRINTED MATERIAL.]

AmSouth Limited Term Bond Fund (Class A Shares)*

7/31/1995                      9802
                               9924
'95                           10189
                              10159
                              10225
                              10372
'96                           10565
                              10561
                              10818
                              11082
'97                           11284
                              11436
                              11628
                              12057
'98                           12089
                              12123
                              12113
                              12234
'99                           12253
                              12419
                              12615
                              12895
'00                           13261
                              13649
                              13767
                              14263
'01                           14312
                              14314
                              14707
                              15126
'02                           15241
                              15402
                              15539
                              15570
'03                           15575
                              15727
                              15514
                              15679
'04                           15668
                              15610
                              15762
7/31/2005                     15704

The chart reflects the performance of the Class A Shares. The performance of the Class B Shares and the Class I Shares will be greater or less than the line shown in the above chart based on the differences in the sales charges and the expenses paid by Shareholders investing in Class A Shares, Class B Shares and Class I Shares.

================================================================================
Average Annual Total Return
================================================================================

As of                Since          1         5        10
July 31, 2005      Inception      Year      Year      Year
-----------------------------------------------------------
Class A Shares*     2/1/89       -1.15%     3.93%     4.62%
-----------------------------------------------------------
Class B Shares**   1/21/99(1)    -4.79%     3.23%     3.95%
-----------------------------------------------------------
Class I Shares      9/2/97(1)     0.98%     4.52%     4.94%
-----------------------------------------------------------

================================================================================
 * Reflects maximum 4.00% sales charge.
** Reflects applicable contingent deferred sales charge (maximum 5.00%).


Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and does not reflect the deduction of taxes that a shareholder would pay on distributions and redemptions. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end, call 1-800-451-8382.

The chart and table above compare a hypothetical $10,000 investment from 7/31/95 to 7/31/05 in the indicated share class versus a similar investment in the Fund's benchmark.

The performance of the AmSouth Limited Term Bond Fund is measured against the Merrill Lynch 1-5-Year Government/Corporate Bond Index, a widely recognized unmanaged index generally representative of the total return of short-term government and corporate bonds. The Index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing. During the period shown, the Advisor waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

(1) Performance for the Class B and Class I Shares, were first offered on 1/21/99 and 9/2/97, respectively, are based on the historical performance of the Class A Shares (without sales charge) prior to that date. The historical performance for the Class B Shares has been restated to reflect the Class B 12b-1 fees and the contingent deferred sales charge.

================================================================================
AMSOUTH HIGH QUALITY BOND FUND
================================================================================

PORTFOLIO MANAGER

John P. Boston, CFA
Senior Vice President
AmSouth Bank
AmSouth Asset Management, Inc.

John Boston also manages the AmSouth Limited Term Bond Fund and co-manages both the AmSouth Government Income Fund and the AmSouth Balanced Fund. He has 14 years of investment experience as a fixed income manager. He holds a bachelor's degree in finance and political science and is a Chartered Financial Analyst.

INVESTMENT CONCERNS

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higherquality bonds generally offer less risk than longer-term bonds and a lower rate of return.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S PERSPECTIVE

"The AmSouth High Quality Bond Fund seeks to take advantage of changes in interest rates to pursue strong returns. We buy longer bonds when interest rates are high and expected to fall, and shorter bonds when interest rates are low and expected to rise. The change in the average maturity or duration is one of the most powerful determinants of return. Through the active use of high-quality investments, we strive to obtain excellent returns."
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Q&A

Q. How did the Fund perform during the 12-month period ended July 31, 2005?

A. The Fund delivered a total return of 3.82% (Class A Shares at NAV). That compared to a 4.94% total return for the Fund's benchmark, the Lehman Brothers Government/Credit Bond Index.

Q. What factors affected the Fund's performance?

A. The period was characterized by a flattening yield curve: Yields on short-term bonds rose significantly in response to interest-rate increases by the Federal Reserve, while yields on long-term bonds declined slightly. This Fund invests primarily in intermediate-term bonds, so the flattening yield curve did not have a large effect on returns. The Fund maintained an emphasis on very high quality securities throughout the period, in keeping with its mandate. That focus dampened performance against the benchmark during the first six months of the fiscal year, as lower-quality bonds led the market. The trend reversed during the second half of the period: High-quality bonds assumed market leadership, and the Fund's emphasis on quality helped it outperform the index. For the period as a whole, however, the portfolio's high quality dragged on relative returns.

The Fund held an overweight position in corporate securities throughout the period, with 52% of assets in corporate bonds as of August 1, 2004 and 45% in corporate bonds as of July 31, 2005. That relatively large position boosted gains against the benchmark, as corporate bonds outperformed government issues.+

We lengthened the portfolio's average duration early in the period, in order to seize higher yields for shareholders. Yields on those longer-term bonds subsequently declined, boosting their prices and benefiting the Fund relative to the benchmark. We shortened the Fund's duration later in the period to a position slightly shorter than that of the index, reflecting our expectation for upward pressure on yields going forward.+

+ The Fund's portfolio is current to July 31, 2005 and subject to change.


Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and does not reflect the deduction of taxes that a shareholder would pay on distributions and redemptions. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end, call 1-800-451-8382.

================================================================================
                                                  AMSOUTH HIGH QUALITY BOND FUND
================================================================================

   [THE FOLLOWING TABLE WAS REPRESENTED BY A GRAPH IN THE PRINTED MATERIAL.]

AmSouth High Quality Bond Fund (Class A Shares)*

7/31/1995                      9601
                               9796
'95                           10219
                               9992
                               9999
                              10154
'96                           10480
                              10325
                              10713
                              11107
'97                           11441
                              11613
                              11880
                              12530
'98                           12504
                              12356
                              12216
                              12273
'99                           12184
                              12564
                              12725
                              13071
'00                           13653
                              14025
                              14001
                              14705
'01                           14664
                              14585
                              15212
                              16089
'02                           16227
                              16415
                              16767
                              16692
'03                           16655
                              17044
                              16600
                              17062
'04                           17096
                              17003
                              17577
7/31/2005                     17354

The chart reflects the performance of the Class A Shares. The performance of the Class B Shares and the Class I Shares will be greater or less than the line shown in the above chart based on the differences in the sales charges and the expenses paid by Shareholders investing in Class A Shares, Class B Shares and Class I Shares.

================================================================================
Average Annual Total Return
================================================================================

As of                Since          1         5        10
July 31, 2005      Inception      Year      Year      Year
-----------------------------------------------------------
Class A Shares*    12/1/88       -0.40%     5.37%     5.67%
-----------------------------------------------------------
Class B Shares**   9/16/97(1)    -1.99%     5.13%     5.28%
-----------------------------------------------------------
Class I Shares      9/2/97(1)     3.97%     6.41%     6.22%
-----------------------------------------------------------

================================================================================
 * Reflects maximum 4.00% sales charge.
** Reflects applicable contingent deferred sales charge (maximum 5.00%).


Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and does not reflect the deduction of taxes that a shareholder would pay on distributions and redemptions. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end, call 1-800-451-8382.

The chart and table above compare a hypothetical $10,000 investment from 7/31/95 to 7/31/05 in the indicated share class versus a similar investment in the Fund's benchmark.

The performance of the AmSouth High Quality Bond Fund is measured against the Lehman Government/Credit Bond Index, a widely recognized unmanaged broad-based index representative of the total return of long-term government and corporate bonds. The Index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing. During the period shown, the Advisor waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

(1) Performance for the Class B and Class I Shares, were first offered on 9/16/97 and 9/2/97, respectively, are based on the historical performance of the Class A Shares (without sales charge) prior to that date. The historical performance for the Class B Shares has been restated to reflect the Class B 12b-1 fees and the contingent deferred sales charge.

================================================================================
AMSOUTH HIGH QUALITY MUNICIPAL BOND FUND
================================================================================

PORTFOLIO MANAGER

Dorothy E. Thomas, CFA
Senior Vice President

AmSouth Bank
AmSouth Asset Management, Inc.

Dorothy Thomas has more than 20 years of experience as an investment portfolio manager. She holds an MBA and a BA in economics and serves as manager of tax-exempt fixed income investments for AmSouth. She is also the portfolio manager for the AmSouth Florida Tax-Exempt Fund and the AmSouth Tennessee Tax-Exempt Fund.

INVESTMENT CONCERNS

The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S PERSPECTIVE

"With the AmSouth High Quality Municipal Bond Fund, we concentrate on high-quality municipal bonds--those in the top three rating classes, or of comparable quality. As with other AmSouth bond funds, we strive to achieve strong returns by taking advantage of anticipated changes in interest rates."
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Q&A

Q. How did the Fund perform during the 12-month period ended July 31, 2005?

A. The Fund delivered a total return of 1.90% (Class A Shares at NAV) during the period. In comparison, the Fund's benchmark the Merrill Lynch 1-12-Year Municipal Bond Index returned 4.16%.

Q. What factors affected the Fund during the period?

A. Yields on short- and intermediate-term municipal bonds rose substantially during the 12-month period, with the largest increases on the shortest-term bonds. Bond yields and prices move in opposite directions, so higher yields led to lower prices. Meanwhile, long-term municipal bond yields declined. This Fund invests primarily in intermediate-term municipal bonds, so their rising yields hurt the Fund's performance.+

This Fund was underexposed to longer-term securities relative to its benchmark. Long-term issues provided the municipal bond market's best returns, so the Fund's relatively small position in that portion of the yield curve weighed on returns against the index. This Fund's focus on high-quality municipal securities also hurt relative performance, as lower-quality bonds generally posted solid gains.

We maintained a short average duration early in the 12-month period, in order to protect against rising interest rates. That positioning dragged on relative returns, however, as yields rose most on the shortest-term securities. We began to lengthen the Fund's duration in November, in order to seize additional yield, and continued lengthening through the first calendar quarter of 2005. That strategy helped returns somewhat, but the Fund remained underexposed to the long-term securities that generated the municipal bond market's strongest returns.

+ The Fund's portfolio is current to July 31, 2005 and subject to change.


Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and does not reflect the deduction of taxes that a shareholder would pay on distributions and redemptions. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end, call 1-800-451-8382.

================================================================================
                                        AMSOUTH HIGH QUALITY MUNICIPAL BOND FUND
================================================================================

   [THIS FOLLOWING TABLE WAS REPRESENTED BY A GRAPH IN THE PRINTED MATERIAL.]

AmSouth High Quality Municipal Bond Fund (Class A Shares)*

7/31/1995                      9604
                               9677
'95                            9875
                               9844
                               9875
                              10031
'96                           10219
                              10156
                              10417
                              10643
'97                           10850
                              10918
                              11050
                              11381
'98                           11438
                              11482
                              11228
                              11298
'99                           11247
                              11436
                              11574
                              11820
'00                           12239
                              12528
                              12585
                              12895
'01                           12790
                              12850
                              13323
                              13828
'02                           13893
                              14001
                              14258
                              14296
'03                           14326
                              14451
                              14175
                              14492
'04                           14547
                              14342
                              14695
7/31/2005                     14559

The chart reflects the performance of the Class A Shares. The performance of the Class B Shares and the Class I Shares will be greater or less than the line shown in the above chart based on the differences in the sales charges and the expenses paid by Shareholders investing in Class A Shares, Class B Shares and Class I Shares.

================================================================================
Average Annual Total Return
================================================================================

As of                Since          1         5        10
July 31, 2005      Inception      Year      Year      Year
-----------------------------------------------------------
Class A Shares*    7/1/97(1)     -2.20%     3.56%     3.83%
-----------------------------------------------------------
Class B Shares**   2/3/99(2)     -3.75%     3.29%     3.38%
-----------------------------------------------------------
Class I Shares     9/2/97(2)      2.05%     4.56%     4.37%
-----------------------------------------------------------

================================================================================
 * Reflects maximum 4.00% sales charge.
** Reflects applicable contingent deferred sales charge (maximum 5.00%).


Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and does not reflect the deduction of taxes that a shareholder would pay on distributions and redemptions. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end, call 1-800-451-8382.

The chart and table above represents a comparison of a hypothetical $10,000 investment from 7/31/95 to 7/31/05 in the indicated share class versus a similar investment in the Fund's benchmark.

The performance of the AmSouth High Quality Municipal Bond Fund is measured against the Merrill Lynch 1-12-Year Municipal Bond Index, a widely recognized unmanaged index generally representative of municipal bonds with intermediate maturities of no less than one year and no more than twelve years. The Index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing. During the period shown, the Advisor waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

(1) The Fund commenced operations on 7/1/97, through a transfer of assets from certain collective trust fund ("commingled") accounts advised by AmSouth Bank using substantially the same investment objective, policies and methodologies as the Fund. The quoted performance of the Fund includes performance of the predecessor fund and the commingled accounts for periods dating back to 7/31/95 and prior to the Fund's commencement of operations, restated to reflect the expenses associated with the Fund. The commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the commingled accounts had been registered, their performance may have been adversely affected.

(2) Performance for the Class B and Class I Shares, which were first offered on 2/3/99 and 9/2/97, respectively, are based on the historical performance of the Class A Shares, including the performance of the commingled accounts, (without sales charge) prior to that date. The commingled accounts were managed using substantially the same investment objective, policies and methodologies as the Fund. The historical performance for the Class B Shares has been restated to reflect the Class B 12b-1 fees and the contingent deferred sales charge.

================================================================================
AMSOUTH FLORIDA TAX-EXEMPT FUND
================================================================================

PORTFOLIO MANAGER

Dorothy E. Thomas, CFA
Senior Vice President

AmSouth Bank
AmSouth Asset Management, Inc.

Dorothy Thomas has more than 20 years of experience as an investment portfolio manager. She holds an MBA and a BA in economics and serves as manager of tax-exempt fixed income investments for AmSouth. She also is the portfolio manager for the AmSouth Municipal Bond Fund and the AmSouth Tennessee Tax-Exempt Fund.

INVESTMENT CONCERNS

The geographical concentration of portfolio holdings in this Fund may involve increased risk.

The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S PERSPECTIVE

"The AmSouth Florida Tax-Exempt Fund has a portfolio of highquality issues in a fast-growing state with a strong economic base. Interest on the bonds is exempt from both Federal income tax and the Florida intangibles tax. This portfolio is managed to potentially benefit from anticipated interest rate moves."
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Q&A

Q. How did the Fund perform during the 12-month period ended July 31, 2005?

A. The Fund delivered a total return of 2.11% (Class A Shares at NAV). That compared to a 4.16% return for the Fund's benchmark, the Merrill Lynch 1-12-Year Municipal Bond Index.

Q. What factors affected the Fund's performance?

A. The municipal bond markets in Florida performed much like those of other states during this fiscal year. Yields rose dramatically on the shortest-term municipal bonds, while yields on intermediate-term bonds rose more modestly. Yields move inversely from prices, so higher yields on short- and intermediate-term bonds caused their prices to fall. Yields declined on long-term municipal bonds, causing their prices to rise.

This Fund's emphasis on the intermediate portion of the yield curve dragged on returns against the benchmark, because it led us to hold a relatively small stake in the long-term municipal bonds that generated the market's strongest returns. The Fund's focus on high-quality bonds also weighed on relative returns, as bonds with lower credit ratings generally outperformed bonds with higher ratings during this 12-month period.+

The Fund early in the fiscal year held a shorter average duration than that of the benchmark. That positioning was designed to protect shareholders' capital in the event of rising interest rates. But that strategy dragged on returns against the index, because yields rose most on the shortest end of the yield curve. We increased the Fund's average duration later in the period in order to capture higher yields. We did not significantly increase the fund's stake in long-term municipal bonds, however, and therefore did not participate in those bonds' gains.+

+ The Fund's portfolio is current to July 31, 2005 and subject to change.


Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and does not reflect the deduction of taxes that a shareholder would pay on distributions and redemptions. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end, call 1-800-451-8382.

================================================================================
                                                 AMSOUTH FLORIDA TAX-EXEMPT FUND
================================================================================

   [THE FOLLOWING TABLE WAS REPRESENTED BY A GRAPH IN THE PRINTED MATERIAL.]

AmSouth Florida Tax-Exempt Fund (Class A Shares)*

7/31/1995                      9600
                               9677
'95                            9903
                               9871
                               9911
                              10069
'96                           10260
                              10245
                              10483
                              10720
'97                           10931
                              11021
                              11153
                              11461
'98                           11525
                              11557
                              11344
                              11370
'99                           11372
                              11575
                              11714
                              11935
'00                           12323
                              12570
                              12619
                              12916
'01                           12873
                              12925
                              13379
                              13900
'02                           13958
                              14048
                              14314
                              14342
'03                           14382
                              14493
                              14186
                              14537
'04                           14581
                              14384
                              14751
7/31/2005                     14606

The chart reflects the performance of the Class A Shares. The performance of the Class B Shares and the Class I Shares will be greater or less than the line shown in the above chart based on the differences in the sales charges and the expenses paid by Shareholders investing in Class A Shares, Class B Shares and Class I Shares.

================================================================================
Average Annual Total Return
================================================================================

As of              Inception        1         5        10
July 31, 2005         Date        Year      Year      Year
-----------------------------------------------------------
Class A Shares*    9/30/94       -1.95%     3.42%     3.86%
-----------------------------------------------------------
Class B Shares**   3/16/99(1)    -3.63%     3.50%     3.40%
-----------------------------------------------------------
Class I Shares      9/2/97(1)     2.18%     4.42%     4.40%
-----------------------------------------------------------

================================================================================
 * Reflects maximum 4.00% sales charge.
** Reflects applicable contingent deferred sales charge (maximum 5.00%).


Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and does not reflect the deduction of taxes that a shareholder would pay on distributions and redemptions. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end, call 1-800-451-8382.

The chart and table above compare a hypothetical $10,000 investment from 7/31/95 to 7/31/05 in the indicated share class versus a similar investment in the Fund's benchmark.

The performance of the AmSouth Florida Tax-Exempt Fund is measured against the Merrill Lynch 1-12-Year Municipal Bond Index, a widely recognized unmanaged index generally representative of municipal bonds with intermediate maturities of no less than one year and no more than twelve years. The Index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing. During the period shown, the Advisor waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

(1) Performance for the Class B and Class I Shares, which were first offered on 3/16/99 and 9/2/97, respectively, are based on the historical performance of the Class A Shares (without sales charge) prior to that date. The historical performance for the Class B Shares has been restated to reflect the Class B 12b-1 fees and the contingent deferred sales charge.

================================================================================
AMSOUTH TENNESSEE TAX-EXEMPT FUND
================================================================================

PORTFOLIO MANAGER

Dorothy E. Thomas, CFA
Senior Vice President

AmSouth Bank
AmSouth Asset Management, Inc.

Dorothy Thomas has more than 20 years of experience as an investment portfolio manager. She holds an MBA and a BA in economics and serves as manager of tax-exempt fixed income investments for AmSouth. She also is the portfolio manager for the AmSouth Municipal Bond and the AmSouth Florida Tax-Exempt Fund

INVESTMENT CONCERNS

The geographical concentration of portfolio holdings in this Fund may involve increased risk.

The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S PERSPECTIVE

"The AmSouth Tennessee Tax-Exempt Fund generates income that is exempt from both Federal and the state of Tennessee income tax. The Fund only invests in securities in the top three rating classes, or of comparable quality. As with the other AmSouth bond funds, we strive to enhance long-term performance by capitalizing on expected changes in interest rates."
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Q&A

Q. How did the Fund perform during the 12-month period ended July 31, 2005?

A. The Fund delivered a total return of 1.57% (Class A Shares at NAV). The Fund's benchmark, the Merrill Lynch 1-12-Year Municipal Bond Index, returned 4.16%.

Q. What factors affected the Fund's performance during the period?

A. Tennessee municipal bonds performed similarly to municipal bonds in other states during this period. Yields rose on shortand intermediate-term securities, with the largest yield increases on the shortest-term bonds. Those higher yields caused prices on short- and intermediate-term bonds to decline. Yields fell on long-term Tennessee municipal bonds, causing their prices to rise.

This Fund emphasizes intermediate-term municipal bonds. That approach led us to hold an underweight stake in longterm bonds relative to the benchmark. Long-term bonds led the municipal markets by a wide margin, so their under-representation in this portfolio weighed on relative returns. The Fund's focus on high-quality bonds also dragged on returns against the index, because lower-quality bonds generally provided superior returns during this 12-month period.+

We began the period holding a shorter average duration than that of the benchmark, in order to protect against rising interest rates. Yields rose most on the shortest end of the yield curve, so that strategy caused the Fund's returns to lag the index. We increased the Fund's average duration as the period progressed, in order to seize higher yields. We did not significantly increase the Fund's stake in long-term bonds, which tend to be more volatile than shorter-term issues, so did not benefit from the strong performance of those issues.+

+ The Fund's portfolio is current to July 31, 2005 and subject to change.


Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and does not reflect the deduction of taxes that a shareholder would pay on distributions and redemptions. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end, call 1-800-451-8382.

================================================================================
                                               AMSOUTH TENNESSEE TAX-EXEMPT FUND
================================================================================

   [THE FOLLOWING TABLE WAS REPRESENTED BY A GRAPH IN THE PRINTED MATERIAL.]

AmSouth Tennessee Tax-Exempt Fund (Class A Shares)*

7/31/1995                      9759
                              10102
'95                            9900
                               9895
                              10021
                              10242
'96                           10149
                              10403
                              10689
                              10972
'97                           11014
                              11100
                              11426
                              11439
'98                           11460
                              11188
                              11183
                              11088
'99                           11273
                              11409
                              11613
                              12047
'00                           12262
                              12275
                              12573
                              12457
'01                           12490
                              12979
                              13484
                              13507
'02                           13576
                              13821
                              13835
                              13860
'03                           13970
                              13706
                              13997
                              14029
'04                           13856
                              14135
                              14030
7/31/2005                     14500

The chart reflects the performance of the Class A Shares. The performance of the Class B Shares and the Class I Shares will be greater or less than the line shown in the above chart based on the differences in the sales charges and the expenses paid by Shareholders investing in Class A Shares, Class B Shares and Class I Shares.

================================================================================
Average Annual Total Return
================================================================================

As of                Since          1         5        10
July 31, 2005      Inception      Year      Year      Year
-----------------------------------------------------------
Class A Shares*    3/28/94       -2.51%     3.12%     3.44%
-----------------------------------------------------------
Class B Shares**   2/24/98(1)    -3.98%     2.83%     3.07%
-----------------------------------------------------------
Class I Shares     10/3/97(1)     1.72%     4.11%     4.00%
-----------------------------------------------------------

================================================================================
 * Reflects maximum 4.00% sales charge.
** Reflects applicable contingent deferred sales charge (maximum 5.00%).


Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and does not reflect the deduction of taxes that a shareholder would pay on distributions and redemptions. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end, call 1-800-451-8382.

The chart and table above compare a hypothetical $10,000 investment from 7/31/95 to 7/31/05 in the indicated share class versus a similar investment in the Fund's benchmark.

The performance of the AmSouth Tennessee Tax-Exempt Fund is measured against the Merrill Lynch 1-12-Year Municipal Bond Index, a widely recognized unmanaged index generally representative of municipal bonds with intermediate maturities of no less than one year and no more than twelve years. The Index is not available for investment and does not reflect fees, brokerage commission or other expenses of investing. During the period shown, the Advisor waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

The quoted returns reflect the performance from 3/28/94 to 3/12/00 of the ISG Tennessee Tax-Exempt Fund, an open-end investment company that was the predecessor fund to the AmSouth Tennessee Tax-Exempt Fund.

(1) Performance for the Class B and Class I Shares, which were first offered on 2/24/98 and 10/3/97, respectively, are based on the historical performance of the Class A Shares, including the performance of the predecessor fund and commingled accounts, (without sales charge) prior to that date. The predecessor fund and commingled accounts were managed using substantially the same investment objective, policies and methodologies as the Fund. The historical performance for the Class B Shares has been restated to reflect the Class B 12b-1 fees and the contingent deferred sales charge.

================================================================================
AMSOUTH MONEY MARKET FUNDS
================================================================================

PORTFOLIO MANAGERS

Christine Taylor
Investment Officer

Kristie K. Jones
Investment Officer

AmSouth Bank
AmSouth Asset Management, Inc.

Ms. Taylor manages the AmSouth Money Market mutual funds. She joined the AmSouth Asset Management Division in 2002 after completing AmSouth Bank's Management Associate Program. Prior to moving to the Fixed Income team, she was a portfolio manager with the equity team at AmSouth. She earned a B.S. in Finance from the University of South Alabama. Christine currently holds a Series 7, 63, and 65 license and is a Level II candidate for the Chartered Financial Analyst designation.

Mrs. Jones is a junior portfolio manager. She earned her B.S. in Finance with a concentration in Real Estate from the University of Alabama. She holds her Series 7 and Series 66 licenses. Mrs. Jones is currently a candidate for Level II of the Chartered Financial Analyst exam.

INVESTMENT CONCERNS

Investments in the Prime, the Treasury Reserve, the Tax- Exempt, and the Institutional Prime Obligations Money Market Funds are neither insured or guaranteed by the FDIC or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

The AmSouth Tax Exempt Money Market Fund's income may be subject to certain state and local taxes and, depending on one's tax status, the federal alternative minimum tax.

--------------------------------------------------------------------------------
Q&A

Q. What factors affected the Funds' performance during the 12-month period ended July 31, 2005?

o As of July 31, 2005, the Prime Obligations Fund's average maturity was 28 days, compared with 59 days on January 31, 2004 and 62 days on July 31, 2003.+

o As of July 31, 2005, the Tax-Exempt Fund's average maturity was 19 days, compared with 35 days on January 31, 2004 and 36 days on July 31, 2003.+

o As of July 31, 2005, the Treasury Reserve Fund's average maturity was 22 days, compared with 45 days on January 31, 2004 and 55 days on July 31, 2003.+

o As of July 31, 2005, the Institutional Prime Obligations Fund's average maturity was 29 days, compared with 64 days on January 31, 2004 and 56 days on July 31, 2003.+

A. The Federal Reserve Board raised its target short-term interest rate eight times, for a total increase of two percentage points. The federal funds rate ended this period at 3.25%. Those increases pushed up yields on short-term debt. Rising shortterm yields allowed the Funds to capture additional income for shareholders as the period progressed.

The Funds' investments had average maturities shorter than those of their benchmarks throughout the period. That strategy provided the flexibility to invest in higher-yielding securities as rates rose, while protecting shareholders' capital. The Funds' relatively short average maturities boosted performance against their benchmarks.+

The Prime Obligations, U.S. Treasury Reserve and Institutional Prime Obligations Funds focus on high-quality fixed- and variable- rate securities, while the Tax-Exempt Fund focuses on highquality variable-rate securities. The Funds found opportunities in commercial paper, agency discount notes, overnight repurchase agreements (which adjust their yields on a day-to-day basis and therefore reflected changes in Federal Reserve policy), daily floating-rate securities (which also re-set their yields on a daily basis) and weekly floating-rate securities (which adjust their rates on a weekly basis).+

+ The Fund's portfolio is current to July 31, 2005 and subject to change.


The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end, call 1-800-451-8382.

                             ---------------------------------------------------

                                                                     VALUE FUND
                                               Schedule of Portfolio Investments
                             ---------------------------------------------------
                                                                   July 31, 2005
                                           (amounts in thousands, except shares)

                                                      Shares         Value
                                                    ----------      --------
COMMON STOCKS (98.3%)
ACE Ltd. .....................................         264,400      $ 12,217
Affiliated Computer Services, Inc.,
  Class A (a) ................................          65,000         3,248
AFLAC, Inc. ..................................          78,000         3,518
Alcoa, Inc. ..................................         333,000         9,341
American Electric Power Co., Inc. ............         115,000         4,451
American International Group, Inc. ...........         168,000        10,114
Bank of America Corp. ........................         280,000        12,207
BellSouth Corp. ..............................         148,000         4,085
Caremark Rx, Inc. (a) ........................         182,000         8,114
Caterpillar, Inc. ............................         230,000        12,400
ChevronTexaco Corp. ..........................         202,000        11,718
Chubb Corp. ..................................          56,000         4,974
CIT Group, Inc. ..............................         128,200         5,659
Citigroup, Inc. ..............................         325,000        14,137
ConocoPhillips ...............................         177,600        11,116
Constellation Energy Group ...................          59,200         3,564
Costco Wholesale Corp. .......................         161,800         7,438
Deere & Co. ..................................          74,815         5,501
Dominion Resources, Inc. # ...................          84,000         6,204
Dow Chemical Co. .............................         249,000        11,940
Eastman Chemical Co. .........................         206,000        11,410
Eli Lilly & Co. ..............................          88,800         5,001
EMC Corp. (a) ................................         334,000         4,572
Entergy Corp. ................................          14,800         1,154
Exxon Mobil Corp. ............................          78,900         4,635
Fifth Third Bancorp ..........................          58,000         2,500
Freddie Mac ..................................         152,000         9,619
Genuine Parts Co. ............................         113,000         5,174
Golden West Financial Corp. ..................          80,000         5,210
Goldman Sachs Group, Inc. ....................          73,000         7,846
Halliburton Co. # ............................         167,700         9,400
Health Management Associates, Inc.,
  Class A # ..................................         394,600         9,392
Hewlett-Packard Co. ..........................         350,000         8,617
Home Depot, Inc. .............................         191,000         8,311
Honeywell International, Inc. ................          97,000         3,810
IBM Corp. ....................................          30,000         2,504
Ingersoll-Rand Co., Class A ..................         113,000         8,833
J.P. Morgan Chase & Co. ......................         276,200         9,706
Johnson & Johnson ............................          64,000         4,093
Kohl's Corp. (a) .............................          88,400         4,981
Lincoln National Corp. .......................         230,100        11,114
Lockheed Martin Corp. ........................          48,000         2,995
Merrill Lynch & Co., Inc. ....................         131,000         7,700
MetLife, Inc. # ..............................          61,000         2,998
Molson Coors Brewing Co., Class B # ..........         120,000         7,524
Nokia Corp. -- ADR # .........................         526,000         8,390
Office Depot, Inc. (a) .......................         246,000         6,981
Pfizer, Inc. .................................         302,000         8,003
Pier 1 Imports, Inc. .........................         296,000         4,209
Prudential Financial, Inc. ...................          96,000         6,422
Raytheon Co. .................................         156,000         6,135
SBC Communications, Inc. .....................         441,900        10,804
Sprint Corp. # ...............................          99,000         2,663
St. Paul Travelers Cos., Inc. # ..............         270,000        11,885

                                   Continued

                                                      Shares          Value
                                                    ----------      --------
COMMON STOCKS, continued
Staples, Inc. ................................         230,000      $  5,237
SunTrust Banks, Inc. .........................          35,400         2,574
Time Warner, Inc. (a) ........................         138,100         2,350
Tyco International, Ltd. # ...................         370,000        11,274
U.S. Bancorp .................................         327,000         9,830
United Technologies Corp. ....................          47,000         2,383
Verizon Communications, Inc. .................         217,000         7,428
Viacom, Inc., Class B ........................         315,700        10,574
Wachovia Corp. ...............................         168,000         8,464
Washington Mutual, Inc. ......................         244,000        10,365
WellPoint, Inc. (a) ..........................          59,200         4,188
Wells Fargo & Co. ............................         103,600         6,355
XL Capital, Ltd. .............................         179,000        12,855
                                                                    --------
TOTAL COMMON STOCKS ..........................                       480,414
                                                                    --------
INVESTMENT COMPANIES (0.9%)
AIM Liquid Assets Money Market Fund ..........       4,466,288         4,466
                                                                    --------
TOTAL INVESTMENT COMPANIES ...................                         4,466
                                                                    --------
AFFILIATED SECURITIES (+)
AmSouth Prime Money Market Fund ..............          15,026            15
                                                                    --------
TOTAL AFFILIATED SECURITIES ..................                            15
                                                                    --------
SHORT-TERM SECURITIES HELD
  AS COLLATERAL FOR
  SECURITIES LENDING (3.6%)
BNY Institutional Cash Reserve Fund ..........      17,348,652        17,349
                                                                    --------
TOTAL SHORT-TERM SECURITIES
  HELD AS COLLATERAL FOR
  SECURITIES LENDING .........................                        17,349
                                                                    --------
TOTAL INVESTMENTS
  (Cost $415,292)^ -- 102.8% .................                       502,244
Liabilities in excess of other assets --
  (2.8)% .....................................                       (14,913)
                                                                    --------
NET ASSETS -- 100.0% .........................                      $487,331
                                                                    ========

                See notes to schedule of portfolio investments.

---------------------------------------------------

SELECT EQUITY FUND
Schedule of Portfolio Investments
---------------------------------------------------
July 31, 2005
(amounts in thousands, except shares)

                                                       Shares         Value
                                                     ---------      --------
COMMON STOCKS (97.4%)
American Power Conversion Corp. ..................     238,600      $  6,707
Automatic Data Processing, Inc. ..................     198,000         8,793
Briggs & Stratton Corp. ..........................      73,100         2,732
Gannett Co., Inc. ................................      82,300         6,005
General Mills, Inc. ..............................     114,100         5,408
H.J. Heinz Co. ...................................     161,000         5,922
Harley-Davidson, Inc. ............................     121,100         6,441
Home Depot, Inc. .................................     212,100         9,227
International Flavors & Fragrances, Inc. .........     132,800         5,036
J.M. Smucker Co. .................................      75,178         3,576
Kimberly-Clark Corp. .............................      89,600         5,713
McDonald's Corp. .................................     294,100         9,167
Microsoft Corp. ..................................     218,900         5,606
Pfizer, Inc. .....................................     103,820         2,751
Pitney Bowes, Inc. ...............................     197,800         8,818
Snap-on, Inc. ....................................      62,900         2,307
SYSCO Corp. ......................................     169,600         6,116
Tribune Co. ......................................     120,100         4,384
Wal-Mart Stores, Inc. ............................      67,500         3,331
Walt Disney Co. ..................................     216,600         5,554
Waste Management, Inc. ...........................     267,460         7,521
                                                                    --------
TOTAL COMMON STOCKS ..............................                   121,115
                                                                    --------
AFFILIATED SECURITIES (2.1%)
AmSouth Prime Money Market Fund ..................   2,548,669         2,549
AmSouth Treasury Reserve Money
  Market Fund ....................................       1,808             2
                                                                    --------
TOTAL AFFILIATED SECURITIES ......................                     2,551
                                                                    --------
TOTAL INVESTMENTS
  (Cost $110,940)^ -- 99.5% ......................                   123,666
Other assets in excess of liabilities --
  0.5% ...........................................                       637
                                                                    --------
NET ASSETS -- 100.0% .............................                  $124,303
                                                                    ========

(Amounts in thousands, except number of contracts)
-------------------------------------------------------------------------------------
                                                          Notional       Unrealized
   Number                                                 Value at      Appreciation
     of                                    Expiration      7/31/05     (Depreciation)
 Contracts           Description              Date          (USD)          (USD)
-----------   -------------------------   ------------   ----------   ---------------
               Long Futures Outstanding
              -------------------------
                                          September,
     9        S&P 500 Future ..........      2005        $2,474             $58

                See notes to schedule of portfolio investments.


                             ---------------------------------------------------

                                                            ENHANCED MARKET FUND
                                               Schedule of Portfolio Investments
                             ---------------------------------------------------
                                                                   July 31, 2005
                                           (amounts in thousands, except shares)

                                                      Shares        Value
                                                      ------      --------
COMMON STOCKS (99.2%)
3M Co. ............................................   17,000      $  1,275
Abbott Laboratories ...............................   13,300           620
ACE Ltd. ..........................................    7,500           347
ADC Telecommunications, Inc. (a) ..................    4,028           105
Adobe Systems, Inc. ...............................    8,400           249
Advanced Micro Devices, Inc. (a) ..................   13,600           273
AES Corp. (a) .....................................   11,300           181
Aetna, Inc. .......................................   10,000           774
Affiliated Computer Services, Inc.,
  Class A (a) .....................................    2,200           110
AFLAC, Inc. .......................................   17,400           785
Agilent Technologies, Inc. (a) ....................   15,000           394
Air Products & Chemicals, Inc. ....................    7,900           472
Alberto-Culver Co. ................................    2,650           120
Alcoa, Inc. .......................................   15,100           424
Allegheny Energy, Inc. (a) # ......................    2,800            80
Allegheny Technologies, Inc. ......................    3,100            90
Allergan, Inc. ....................................    2,300           206
Allstate Corp.(The) ...............................      400            25
ALLTEL Corp. ......................................    5,700           379
Altria Group, Inc. ................................   35,500         2,377
Ambac Financial Group, Inc. .......................      200            14
Amerada Hess Corp. ................................    2,400           283
Ameren Corp. ......................................    3,300           184
American Electric Power Co., Inc. .................    6,620           256
American Express Co. ..............................   22,200         1,221
American International Group, Inc. ................   55,816         3,360
American Standard Cos., Inc. ......................    3,200           142
AmerisourceBergen Corp. ...........................    1,800           129
Amgen, Inc. (a) ...................................   10,548           841
Anadarko Petroleum Corp. ..........................    8,200           724
Analog Devices, Inc. ..............................    9,300           365
Anheuser-Busch Cos., Inc. .........................   13,500           599
Aon Corp. .........................................      700            18
Apache Corp. ......................................   11,302           773
Apartment Investment & Management Co.,
  Class A .........................................    1,500            66
Apple Computer, Inc. (a) ..........................   24,100         1,028
Applera Corp. -- Applied Biosystems Group .........    6,800           142
Applied Materials, Inc. ...........................   28,200           521
Applied Micro Circuits Corp. (a) ..................    5,400            16
Archer-Daniels-Midland Co. ........................   21,611           496
Archstone-Smith Trust .............................    3,300           140
Ashland, Inc. .....................................    2,300           141
AT&T Corp. ........................................   13,800           273
Autodesk, Inc. ....................................    6,700           229
Avaya, Inc. (a) # .................................   16,379           169
Avery Dennison Corp. ..............................    1,800           102
Avon Products, Inc. ...............................    8,200           268
Ball Corp. ........................................    3,900           148
Bank of America Corp. .............................   54,976         2,397
Bank of New York Co., Inc. (The) ..................   27,000           831
Bausch & Lomb, Inc. ...............................    1,800           152
Baxter International, Inc. ........................   20,800           817
Bear Stearns Cos., Inc. (The) .....................    2,000           204
Becton, Dickinson & Co. ...........................    8,800           487

                                   Continued

                             ---------------------------------------------------

                                                           ENHANCED MARKET FUND
                                               Schedule of Portfolio Investments
                             ---------------------------------------------------
                                                                   July 31, 2005
                                           (amounts in thousands, except shares)

                                                          Shares           Value
                                                         -------         --------
COMMON STOCKS, continued
Bed Bath & Beyond, Inc. (a) ........................       5,200         $    239
BellSouth Corp. ....................................      31,400              867
Bemis Co., Inc. ....................................       1,900               51
Big Lots, Inc. (a) .................................       2,000               26
Biogen Idec, Inc. (a) ..............................      11,800              464
Biomet, Inc. .......................................       4,400              168
BJ Services Co. ....................................       5,400              329
Black & Decker Corp. ...............................       2,400              217
BMC Software, Inc. (a) .............................       3,900               74
Boeing Co. .........................................      20,400            1,347
Boston Scientific Corp. (a) ........................      25,700              744
Bristol-Myers Squibb Co. ...........................       7,600              190
Broadcom Corp., Class A (a) ........................       8,100              346
Brown-Forman Corp., Class B ........................       1,500               88
Brunswick Corp. ....................................       3,300              154
Burlington Northern Santa Fe Corp. .................      13,100              711
Burlington Resources, Inc. .........................      13,400              859
C.R. Bard, Inc. ....................................       2,600              174
Calpine Corp. (a) # ................................       6,700               22
Capital One Financial Corp. ........................       4,200              347
Caremark Rx, Inc. (a) ..............................       7,900              352
Caterpillar, Inc. ..................................      19,400            1,046
Cendant Corp. ......................................      30,900              660
CenterPoint Energy, Inc. # .........................       4,900               67
Chemtura Corp. .....................................       2,000               31
Chevron Corp. ......................................      36,038            2,091
CIENA Corp. (a) ....................................      10,000               22
CIGNA Corp. ........................................       4,500              480
Cinergy Corp. ......................................       3,300              146
Circuit City Stores, Inc. ..........................       6,600              120
Cisco Systems, Inc. (a) ............................     124,300            2,380
CIT Group, Inc. ....................................       3,700              163
Citigroup, Inc. ....................................      91,666            3,987
Citrix Systems, Inc. (a) ...........................       5,400              129
Clorox Co. .........................................       3,600              201
CMS Energy Corp. (a) # .............................       3,400               54
Coach, Inc. (a) ....................................       9,400              330
Coca-Cola Co. ......................................      38,800            1,698
Coca-Cola Enterprises, Inc. ........................       6,000              141
Colgate-Palmolive Co. ..............................      14,600              773
Comcast Corp., Class A (a) .........................      16,712              514
Comerica, Inc. .....................................       4,700              287
Compass Bancshares, Inc. ...........................       2,200              106
Computer Sciences Corp. (a) ........................       5,300              243
Compuware Corp. (a) ................................      13,500              114
ConocoPhillips .....................................      30,228            1,892
Consolidated Edison, Inc. ..........................       4,100              197
Constellation Energy Group .........................       3,000              181
Convergys Corp. (a) ................................       4,900               71
Cooper Industries Ltd., Class A ....................       3,200              207
Cooper Tire & Rubber Co. ...........................       1,100               22
Corning, Inc. (a) ..................................      41,900              798
CSX Corp. ..........................................       6,200              282
CVS Corp. ..........................................      13,800              428
Darden Restaurants, Inc. ...........................       4,950              172
Deere & Co. ........................................       8,600              632

                                   Continued

                                                          Shares          Value
                                                         -------         --------
COMMON STOCKS, continued
Dell, Inc. (a) .....................................      25,000         $  1,012
Delta Air Lines, Inc. (a) # ........................       2,100                6
Devon Energy Corp. .................................       8,100              454
Dollar General Corp. ...............................       5,300              108
Dominion Resources, Inc. ...........................       5,904              436
Dover Corp. ........................................       6,000              248
Dow Chemical Co. (The) .............................      30,600            1,466
DTE Energy Co. .....................................       2,800              132
Duke Energy Corp. # ................................      15,900              469
Dynergy, Inc., Class A (a) .........................       5,900               33
E*TRADE Financial Corp. (a) ........................      12,800              199
E.I. Du Pont de Nemours & Co. ......................      25,378            1,082
Eastman Chemical Co. ...............................       2,700              150
Eastman Kodak Co. ..................................       5,000              134
Eaton Corp. ........................................       4,500              294
eBay, Inc. (a) .....................................      21,000              877
Edison International ...............................       5,500              225
El Paso Energy Corp. # .............................      11,053              133
Eli Lilly & Co. ....................................       7,900              445
EMC Corp. (a) ......................................      61,600              843
Emerson Electric Co. ...............................      11,600              763
Engelhard Corp. ....................................       4,100              118
Entergy Corp. ......................................       3,600              281
EOG Resources, Inc. ................................       8,300              507
Equifax, Inc. ......................................       2,200               80
Equity Office Properties Trust .....................       6,900              245
Equity Residential Property ........................       4,800              194
Exelon Corp. .......................................      11,350              606
Express Scripts, Inc., (a) .........................       2,600              136
Exxon Mobil Corp. ..................................     115,564            6,789
Fannie Mae .........................................      16,600              927
Federated Department Stores, Inc. ..................       2,900              220
FedEx Corp. ........................................      10,400              875
First Data Corp. ...................................      22,900              942
FirstEnergy Corp. ..................................       5,497              274
Fisher Scientific International, Inc. (a) ..........         200               13
Forest Laboratories, Inc. (a) ......................      11,700              467
Fortune Brands, Inc. ...............................       5,000              473
FPL Group, Inc. # ..................................       6,700              289
Freddie Mac ........................................      17,600            1,114
Freescale Semiconductor, Inc., Class B (a) .........       6,697              172
Gap, Inc. (The) ....................................      12,900              272
General Dynamics Corp. .............................       6,000              691
General Electric Co. ...............................     182,000            6,279
Georgia-Pacific Corp. ..............................       8,800              301
Gillette Co. .......................................      17,100              918
Goldman Sachs Group, Inc. ..........................       1,200              129
Goodrich Corp. .....................................       4,200              186
Guidant Corp. ......................................       5,500              378
H.J. Heinz Co. .....................................      12,200              449
Halliburton Co. ....................................       8,700              488
Harrah's Entertainment, Inc. .......................       3,100              244
Hasbro, Inc. .......................................       5,800              127
Hercules, Inc. (a) .................................       1,800               25
Hewlett-Packard Co. ................................      61,411            1,512
Hilton Hotels Corp. ................................      13,300              329

                                   Continued

---------------------------------------------------

ENHANCED MARKET FUND
Schedule of Portfolio Investments
---------------------------------------------------
July 31, 2005
(amounts in thousands, except shares)

                                                        Shares           Value
                                                       -------         --------
COMMON STOCKS, continued
Home Depot, Inc. (The) ...........................      36,800         $  1,601
Honeywell International, Inc. ....................      22,300              876
Hospira, Inc. (a) ................................       2,680              103
Humana, Inc. (a) .................................       5,600              223
Huntington Bancshares, Inc. ......................       3,900               97
IBM Corp. ........................................      32,800            2,738
IMS Health, Inc. .................................       6,000              163
Ingersoll-Rand Co. Ltd., Class A .................       5,800              453
Intel Corp. ......................................     110,300            2,995
International Game Technology ....................       5,800              159
International Paper Co. ..........................      17,000              537
ITT Industries, Inc. .............................       2,600              277
J.C. Penney Co., Inc. ............................       6,700              376
JDS Uniphase Corp. (a) ...........................      49,700               75
Jefferson-Pilot Corp. ............................       2,400              120
Johnson & Johnson ................................      51,000            3,262
Johnson Controls, Inc. ...........................       5,300              304
Jones Apparel Group, Inc. ........................       2,000               61
JPMorgan Chase & Co. .............................      63,624            2,236
KB Home ..........................................       2,900              238
Kerr-McGee Corp. .................................       3,991              320
KeySpan Corp. ....................................       3,000              122
Kimberly-Clark Corp. .............................      12,700              810
Kinder Morgan, Inc. ..............................       2,000              178
King Pharmaceuticals, Inc. (a) ...................       8,366               93
KLA-Tencor Corp. .................................       3,500              181
Kohl's Corp. (a) .................................      11,300              637
L-3 Communications Holdings, Inc. ................       2,000              156
Laboratory Corp. of America Holdings (a) .........       4,200              213
Lexmark International, Inc., Class A (a) .........       4,300              270
Lincoln National Corp. ...........................       6,100              295
Liz Claiborne, Inc. ..............................       3,800              158
Lockheed Martin Corp. ............................      11,400              711
Loews Corp. ......................................       2,800              234
Louisiana-Pacific Corp. ..........................       3,900              105
Lowe's Cos., Inc. ................................       1,700              113
LSI Logic Corp. (a) ..............................      13,300              130
Lucent Technologies, Inc. (a) ....................      76,800              225
M & T Bank Corp. .................................       1,700              184
Manor Care, Inc. .................................       3,000              114
Marathon Oil Corp. ...............................      12,543              732
Marsh & McLennan Cos., Inc. ......................       9,100              264
Masco Corp. ......................................      14,900              505
Mattel, Inc. .....................................       7,000              131
Maxim Integrated Products, Inc. ..................       5,600              234
May Department Stores Co. ........................       5,000              205
Maytag Corp. .....................................       1,400               24
MBNA Corp. .......................................      27,050              681
McCormick & Co., Inc., Non-voting shares .........       2,400               83
McDonald's Corp. .................................      31,800              991
McGraw-Hill Cos., Inc. (The) .....................      12,700              584
McKesson Corp. ...................................      10,200              459
MeadWestvaco Corp. ...............................       6,400              187
Medco Health Solutions, Inc. (a) .................       4,574              222
Medtronic, Inc. ..................................      26,100            1,408
Mellon Financial Corp. ...........................       7,400              225

                                   Continued

                                                        Shares          Value
                                                       -------         --------
COMMON STOCKS, continued
Merck & Co., Inc. ................................      50,100         $  1,556
Meredith Corp. ...................................         900               45
Merrill Lynch & Co., Inc. ........................      27,400            1,611
MetLife, Inc. # ..................................      25,200            1,238
Microsoft Corp. ..................................     183,700            4,706
Millipore Corp. (a) ..............................       1,700              104
Molson Coors Brewing Co., Class B ................       2,200              138
Monsanto Co. .....................................       6,331              427
Morgan Stanley ...................................      20,900            1,109
Motorola, Inc. ...................................      57,300            1,214
Mylan Laboratories, Inc. .........................       4,600               80
Nabors Industries Ltd. (a) .......................       4,800              314
National Semiconductor Corp. .....................       6,100              151
National-Oilwell Varco, Inc. (a) .................       5,900              309
Navistar International Corp. (a) .................       2,300               79
NCR Corp. (a) ....................................       5,800              201
Newmont Mining Corp. # ...........................      10,500              394
News Corp., Class A ..............................      49,800              816
Nextel Communications, Inc., Class A (a) .........      19,400              675
Nicor, Inc. ......................................         700               29
Nike, Inc., Class B ..............................       4,000              335
NiSource, Inc. ...................................       4,400              107
Noble Corp. ......................................       2,300              155
Nordstrom, Inc. ..................................       8,400              311
Norfolk Southern Corp. ...........................      13,900              517
North Fork Bancorp, Inc. .........................      16,350              448
Northern Trust Corp. .............................         900               46
Northrop Grumman Corp. ...........................      11,300              627
Novell, Inc. (a) .................................      13,100               80
Novellus Systems, Inc. (a) .......................       4,800              138
Nucor Corp. ......................................       2,700              150
NVIDIA Corp. (a) .................................       5,800              157
Occidental Petroleum Corp. .......................      11,500              946
Office Depot, Inc. (a) ...........................      10,400              295
Omnicom Group, Inc. ..............................       3,200              272
Oracle Corp. (a) .................................      98,400            1,336
Pactiv Corp. (a) .................................       5,200              115
Parametric Technology Corp. (a) ..................       4,200               29
Parker Hannifin Corp. ............................       4,200              276
Peoples Energy Corp. .............................         600               26
Pepsi Bottling Group, Inc. .......................       3,500              102
PepsiCo, Inc. ....................................      28,690            1,564
PerkinElmer, Inc. ................................       4,500               94
Pfizer, Inc. .....................................     140,773            3,729
PG&E Corp. # .....................................       6,200              233
Phelps Dodge Corp. ...............................       3,300              351
Pinnacle West Capital Corp. ......................       1,500               69
Pitney Bowes, Inc. ...............................       5,200              232
Plum Creek Timber Co., Inc. ......................       3,100              117
PNC Financial Services Group .....................       4,900              269
PPG Industries, Inc. .............................       4,400              286
PPL Corp. ........................................       3,350              206
Praxair, Inc. ....................................       5,600              277
Principal Financial Group, Inc. ..................       5,000              220
Procter & Gamble Co. (The) .......................      42,500            2,364
Progress Energy, Inc. ............................       4,137              185

                                   Continued

                             ---------------------------------------------------

                                                           ENHANCED MARKET FUND
                                               Schedule of Portfolio Investments
                             ---------------------------------------------------
                                                                   July 31, 2005
                                           (amounts in thousands, except shares)

                                                      Shares         Value
                                                      ------       --------
COMMON STOCKS, continued
ProLogis .......................................       3,200       $    146
Providian Financial Corp. (a) ..................       5,000             95
Prudential Financial, Inc. .....................      14,700            983
Public Service Enterprise Group, Inc. ..........       4,100            264
Pulte Homes, Inc. ..............................       3,700            346
QLogic Corp. (a) ...............................       3,200             99
QUALCOMM, Inc. .................................      36,700          1,449
R.R. Donnelley & Sons Co. ......................       5,100            184
RadioShack Corp. ...............................       5,500            129
Raytheon Co. ...................................      15,700            617
Reebok International Ltd. ......................       2,100             89
Rockwell Automation, Inc. ......................       4,900            252
Rohm & Haas Co. ................................       3,400            157
Rowan Cos., Inc. ...............................       3,700            126
Ryder System, Inc. .............................       1,100             43
Safeway, Inc. ..................................       2,700             66
Sanmina-SCI Corp. (a) ..........................      18,000             86
Sara Lee Corp. .................................      13,700            273
SBC Communications, Inc. .......................      57,080          1,396
Schering-Plough Corp. ..........................      25,600            533
Schlumberger Ltd. ..............................      18,100          1,516
Scientific-Atlanta, Inc. .......................       5,200            200
Seagate Technology, Inc., Escrow Shares ## .....       2,400             --
Sealed Air Corp. (a) ...........................       1,500             80
Sears Holdings Corp. (a) .......................       1,701            262
Sempra Energy ..................................       4,100            174
Sherwin-Williams Co. ...........................       3,300            157
Siebel Systems, Inc. ...........................      17,700            149
Simon Property Group, Inc. .....................       3,800            303
Snap-on, Inc. ..................................       1,000             37
Solectron Corp. (a) ............................      33,500            129
Southern Co. ...................................      12,700            443
Southwest Airlines Co. .........................      20,800            295
Sovereign Bancorp, Inc. ........................       1,000             24
Sprint Corp. ...................................      25,200            678
St. Jude Medical, Inc. (a) .....................      12,500            593
Stanley Works ..................................       2,600            127
Starwood Hotels & Resorts Worldwide, Inc. ......       3,600            228
Sun Microsystems, Inc. (a) .....................      58,400            224
SunGard Data Systems, Inc. (a) .................       5,000            179
Sunoco, Inc. ...................................       2,100            264
SunTrust Banks, Inc. ...........................       5,900            429
SUPERVALU, Inc. ................................       4,700            166
Symantec Corp. (a) .............................      20,394            448
Synovus Financial Corp. ........................       1,300             38
T. Rowe Price Group, Inc. ......................         200             13
Target Corp. ...................................      26,500          1,557
TECO Energy, Inc. ..............................       3,000             57
Tektronix, Inc. ................................       3,200             80
Tellabs, Inc. (a) # ............................      16,100            156
Temple-Inland, Inc. ............................       4,300            171

                                   Continued

                                                     Shares          Value
                                                   ---------       --------
COMMON STOCKS, continued
Teradyne, Inc. (a) .............................       6,700       $    104
Texas Instruments, Inc. ........................      32,600          1,035
Textron, Inc. ..................................       3,500            260
Thermo Electron Corp. (a) ......................       4,700            140
Tiffany & Co. ..................................       2,400             82
Time Warner, Inc. ..............................      96,700          1,645
Torchmark Corp. ................................       1,900             99
TXU Corp. ......................................       4,100            355
Tyco International Ltd. ........................      34,769          1,059
U.S. Bancorp ...................................      44,107          1,326
Union Pacific Corp. ............................       9,000            633
Unisys Corp. (a) ...............................      11,600             75
United Parcel Service, Inc., Class B ...........       9,600            701
United States Steel Corp. # ....................       3,900            166
United Technologies Corp. ......................      24,800          1,257
UnitedHealth Group, Inc. .......................      21,700          1,135
Unocal Corp. ...................................       4,700            305
UST, Inc. ......................................       4,000            184
V.F. Corp. .....................................       1,700            100
Valero Energy Corp. ............................       4,500            373
Verizon Communications, Inc. ...................      47,506          1,626
Viacom, Inc., Class B ..........................      36,284          1,215
Visteon Corp. ..................................       2,091             19
W. W. Grainger, Inc. ...........................       3,000            187
Wachovia Corp. .................................      13,973            704
Wal-Mart Stores, Inc. ..........................      57,400          2,831
Walgreen Co. ...................................       2,800            134
Walt Disney Co. (The) ..........................       9,900            254
Washington Mutual, Inc. ........................      15,000            637
Waters Corp. (a) ...............................       4,000            181
Watson Pharmaceuticals, Inc. (a) ...............       3,800            127
WellPoint, Inc. (a) ............................      19,500          1,379
Wells Fargo & Co. ..............................      28,900          1,773
Wendy's International, Inc. ....................       3,100            160
Williams Cos., Inc. ............................       9,600            204
Wyeth ..........................................      29,600          1,354
Xcel Energy, Inc. # ............................       6,685            130
XL Capital Ltd., Class A .......................       4,800            345
XTO Energy, Inc. ...............................       9,533            335
Yahoo!, Inc. (a) ...............................       4,400            147
Zimmer Holdings, Inc. (a) ......................       4,110            339
                                                                   --------
TOTAL COMMON STOCKS ............................                    194,378
                                                                   --------
AFFILIATED SECURITIES (0.7%)
AmSouth Prime Money Market Fund ................   1,275,693          1,276
AmSouth Treasury Reserve Money
  Market Fund ..................................       7,646              8
                                                                   --------
TOTAL AFFILIATED SECURITIES ....................                      1,284
                                                                   --------
WARRANTS (+)
Progress Energy, Inc., CVO (a) .................         500             --**
                                                                   --------
TOTAL WARRANTS .................................                         --**
                                                                   --------

                                   Continued

---------------------------------------------------

ENHANCED MARKET FUND
Schedule of Portfolio Investments
---------------------------------------------------
July 31, 2005
(amounts in thousands, except shares)

                                                 Shares         Value
                                                ---------      --------
SHORT-TERM SECURITIES HELD
  AS COLLATERAL FOR
  SECURITIES LENDING (0.9%)
BNY Institutional Cash Reserve Fund .........   1,694,943      $  1,695
                                                               --------
TOTAL SHORT-TERM SECURITIES
  HELD AS COLLATERAL FOR
  SECURITIES LENDING ........................                     1,695
                                                               --------
TOTAL INVESTMENTS
  (Cost $174,209)^ -- 100.8% ................                   197,357
Liabilities in excess of other assets --
  (0.8)% ....................................                    (1,528)
                                                               --------
NET ASSETS -- 100.0% ........................                  $195,828
                                                               ========

Futures Contracts
(Amounts in thousands, except number of contracts)
--------------------------------------------------------------------------------------
                                                           Notional       Unrealized
   Number                                                  Value at      Appreciation
     of                                     Expiration      7/31/05     (Depreciation)
 Contracts            Description              Date          (USD)          (USD)
-----------   --------------------------   ------------   ----------   ---------------
              Long Futures Outstanding
              --------------------------
     5        S&P 500 Futures ..........   September,       $1,546           $50
                                              2005

                See notes to schedule of portfolio investments.


                             ---------------------------------------------------

                                                                  LARGE CAP FUND
                                               Schedule of Portfolio Investments
                             ---------------------------------------------------
                                                                   July 31, 2005
                                           (amounts in thousands, except shares)

                                                Shares        Value
                                               -------      --------
COMMON STOCKS (98.5%)
Abbott Laboratories ........................   126,400      $  5,894
Adobe Systems, Inc. ........................    88,500         2,623
AFLAC, Inc. ................................    68,000         3,066
Allergan, Inc. .............................    38,900         3,476
American Express Co. .......................    48,600         2,673
American International Group, Inc. .........    47,600         2,866
Amgen, Inc. (a) ............................   106,900         8,526
Apollo Group, Inc., Class A (a) # ..........    47,600         3,577
Applied Materials, Inc. ....................   398,600         7,358
Automatic Data Processing, Inc. ............   134,100         5,955
Avery Dennison Corp. .......................    29,200         1,655
Bed Bath & Beyond, Inc. (a) ................    82,600         3,791
Boeing Co. .................................    75,800         5,004
Cardinal Health, Inc. ......................    43,700         2,604
Cintas Corp. ...............................    63,200         2,802
Cisco Systems, Inc. (a) ....................   330,500         6,329
Citigroup, Inc. ............................    48,600         2,114
Coca-Cola Co. ..............................   121,500         5,317
Cognos, Inc. (a) ...........................    56,400         2,206
Dell, Inc. (a) .............................   141,000         5,706
Dollar General Corp. .......................   179,800         3,654
Dover Corp. ................................   114,300         4,716
eBay, Inc. (a) .............................    75,800         3,167
Electronic Arts, Inc. (a) ..................    65,100         3,750
Eli Lilly & Co. ............................    87,500         4,928
EMC Corp. (a) ..............................   427,700         5,855
First Data Corp. ...........................    68,000         2,798
Gap, Inc. ..................................   155,500         3,283
Genentech, Inc. (a) ........................    66,100         5,905
General Dynamics Corp. .....................    27,200         3,133
General Electric Co. .......................   223,600         7,715
Gillette Co. ...............................    77,800         4,176
Harley-Davidson, Inc. ......................    53,500         2,846
Hewlett-Packard Co. ........................   291,600         7,179
Home Depot, Inc. ...........................   175,000         7,613
Honeywell International, Inc. ..............    27,200         1,068
IBM Corp. ..................................   116,600         9,732
Illinois Tool Works, Inc. ..................    36,900         3,160
Intel Corp. ................................   238,200         6,465
Johnson & Johnson ..........................   122,500         7,835
Linear Technology Corp. ....................   141,000         5,479
Lowe's Cos., Inc. ..........................    53,500         3,543
McDonald's Corp. ...........................    97,200         3,030
McGraw Hill Cos., Inc. .....................    53,500         2,462
MedImmune, Inc. (a) ........................   128,600         3,654
Medtronic, Inc. ............................   150,700         8,129
Merck & Co., Inc. ..........................   145,800         4,529
Microsoft Corp. ............................   320,800         8,216
Motorola, Inc. .............................    87,500         1,853
Network Appliance, Inc. (a) # ..............   170,100         4,339
Nokia Oyj -- ADR # .........................   181,000         2,887
Oracle Corp. (a) ...........................   476,400         6,470
Patterson Cos., Inc. (a) ...................    45,700         2,038
Paychex, Inc. ..............................   124,400         4,343
PepsiCo, Inc. ..............................    97,200         5,300
Pfizer, Inc. ...............................   272,200         7,213

                                   Continued

---------------------------------------------------

LARGE CAP FUND
Schedule of Portfolio Investments
---------------------------------------------------
July 31, 2005
(amounts in thousands, except shares)

                                                 Shares          Value
                                                ---------      ---------
COMMON STOCKS, continued
Procter & Gamble Co. ........................      29,200       $  1,624
QUALCOMM, Inc. ..............................      87,500          3,455
Schering-Plough Corp. .......................     272,200          5,667
Staples, Inc. ...............................     128,600          2,928
Starbucks Corp. (a) .........................      63,200          3,321
Stryker Corp. ...............................      63,200          3,418
Sysco Corp. .................................     175,000          6,310
Target Corp. ................................      48,600          2,855
Teva Pharmaceutical Industries
  Ltd. -- ADR ...............................     102,100          3,206
TJX Cos., Inc. ..............................     252,700          5,941
United Technologies Corp. ...................      63,200          3,204
UnitedHealth Group, Inc. ....................      87,500          4,576
Wal-Mart Stores, Inc. .......................      97,200          4,797
Walgreen Co. ................................     102,100          4,887
Walt Disney Co. .............................     170,100          4,361
Wyeth .......................................     145,800          6,670
Xilinx, Inc. ................................     106,900          3,032
                                                                --------
TOTAL COMMON STOCKS .........................                    326,257
                                                                --------
INVESTMENT COMPANIES (1.6%)
AIM Liquid Assets Money Market Fund .........   5,181,443          5,181
                                                                --------
TOTAL INVESTMENT COMPANIES ..................                      5,181
                                                                --------
SHORT-TERM SECURITIES HELD
  AS COLLATERAL FOR
  SECURITIES LENDING (0.8%)
BNY Institutional Cash Reserve Fund .........   2,728,518          2,729
                                                                --------
TOTAL SHORT-TERM SECURITIES
  HELD AS COLLATERAL FOR
  SECURITIES LENDING ........................                      2,729
                                                                --------
TOTAL INVESTMENTS
  (Cost $245,772)^ -- 100.9% ................                    334,167
Liabilities in excess of other assets --
  (0.9)% ....................................                     (2,928)
                                                                --------
NET ASSETS -- 100.0% ........................                   $331,239
                                                                ========

                See notes to schedule of portfolio investments.

                             ---------------------------------------------------

                                                             CAPITAL GROWTH FUND
                                               Schedule of Portfolio Investments
                             ---------------------------------------------------
                                                                   July 31, 2005
                                           (amounts in thousands, except shares)

                                                     Shares       Value
                                                   ---------   -----------
COMMON STOCKS (97.9%)
3M Co. .........................................    60,700     $  4,553
Abbott Laboratories ............................    81,000        3,777
American Express Co. ...........................    92,000        5,060
American International Group, Inc. .............    39,400        2,372
Amgen, Inc. (a) ................................    90,000        7,178
Apollo Group, Inc., Class A (a) # ..............    48,000        3,607
Applied Materials, Inc. ........................   220,000        4,061
Barr Pharmaceuticals, Inc. (a) # ...............    67,500        3,201
Bed Bath & Beyond, Inc. (a) ....................    36,000        1,652
Best Buy Co., Inc. # ...........................    60,000        4,596
Chico's FAS, Inc. (a) # ........................    73,000        2,928
Cintas Corp. # .................................    38,000        1,685
Cisco Systems, Inc. (a) ........................   385,000        7,373
Citigroup, Inc. ................................    54,000        2,349
Dell, Inc. (a) .................................   181,000        7,325
eBay, Inc. (a) # ...............................    83,400        3,484
Electronic Arts, Inc. (a) ......................    30,000        1,728
Eli Lilly & Co. ................................    58,000        3,267
EMC Corp. (a) ..................................   110,000        1,506
First Data Corp. ...............................    75,000        3,086
Genentech, Inc. (a) ............................    34,000        3,037
General Electric Co. ...........................   265,000        9,142
Goldman Sachs Group, Inc. ......................    22,600        2,429
Guidant Corp. ..................................    17,200        1,183
Harley-Davidson, Inc. ..........................    30,000        1,596
Home Depot, Inc. ...............................    90,000        3,916
IBM Corp. ......................................    71,000        5,926
Illinois Tool Works, Inc. ......................    42,000        3,597
Intel Corp. ....................................   315,000        8,548
Johnson & Johnson ..............................   148,000        9,465
Linear Technology Corp. ........................    67,000        2,604
Lowe's Cos., Inc. ..............................    81,000        5,365
Medtronic, Inc. ................................   100,000        5,394
Mercury Interactive Corp. (a) # ................    30,000        1,181
Microsoft Corp. ................................   342,000        8,758
Network Appliance, Inc. (a) # ..................    40,000        1,020
Nike, Inc., Class B ............................    14,000        1,173
Oracle Corp. (a) ...............................   300,000        4,074
Paychex, Inc. ..................................    80,000        2,793
PepsiCo, Inc. ..................................   108,000        5,889
Pfizer, Inc. ...................................   109,000        2,889
Procter & Gamble Co. ...........................    98,000        5,452
QUALCOMM, Inc. .................................   134,000        5,292
Schlumberger Ltd. ..............................    45,000        3,768
Staples, Inc. ..................................   118,500        2,698
Starbucks Corp. (a) ............................    65,000        3,416
Stryker Corp. # ................................   112,000        6,058
Sysco Corp. ....................................    78,000        2,813
T. Rowe Price Group, Inc. ......................    26,000        1,725
Target Corp. ...................................    76,000        4,465
Texas Instruments, Inc. ........................   103,000        3,271
United Parcel Service, Inc., Class B # .........    69,200        5,050
United Technologies Corp. ......................   108,000        5,475
UnitedHealth Group, Inc. .......................    93,000        4,864
Wal-Mart Stores, Inc. ..........................   132,000        6,514
Walgreen Co. ...................................   108,000        5,169

                                   Continued

---------------------------------------------------

CAPITAL GROWTH FUND
Schedule of Portfolio Investments
---------------------------------------------------
July 31, 2005
(amounts in thousands, except shares)

                                                  Shares        Value
                                                ----------     --------
COMMON STOCKS, continued
Walt Disney Co. .............................       91,000     $  2,333
Williams-Sonoma, Inc. (a) ...................      100,000        4,416
Wyeth .......................................       75,000        3,431
Yahoo!, Inc. (a) ............................       90,000        3,002
                                                               --------
TOTAL COMMON STOCKS .........................                   243,979
                                                               --------
INVESTMENT COMPANIES (2.1%)
AIM Liquid Assets Money Market Fund .........    5,185,256        5,185
                                                               --------
TOTAL INVESTMENT COMPANIES ..................                     5,185
                                                               --------
SHORT-TERM SECURITIES HELD
  AS COLLATERAL FOR
  SECURITIES LENDING (7.7%)
BNY Institutional Cash Reserve Fund .........   19,086,619       19,087
TOTAL SHORT-TERM SECURITIES
  HELD AS COLLATERAL FOR
  SECURITIES LENDING ........................                    19,087
                                                               --------
TOTAL INVESTMENTS
  (Cost $223,358)^ -- 107.7%.................                   268,251
Liabilities in excess of other assets --
  (7.7)% ....................................                   (19,177)
                                                               --------
NET ASSETS -- 100.0% ........................                  $249,074
                                                               ========

                See notes to schedule of portfolio investments.

                             ---------------------------------------------------

                                                                    MID CAP FUND
                                               Schedule of Portfolio Investments
                             ---------------------------------------------------
                                                                   July 31, 2005
                                           (amounts in thousands, except shares)

                                                Shares       Value
                                              ---------   -----------
COMMON STOCKS (96.3%)
3Com Corp. (a) ............................    84,400     $    307
99 Cents Only Stores (a) ..................   13,100           161
A.G. Edwards, Inc. ........................   16,800           744
Abercrombie & Fitch Co., Class A ..........   27,500         1,982
Activision, Inc. (a) ......................   77,500         1,576
Acxiom Corp. ..............................   18,700           377
Adesa, Inc. ...............................   19,600           474
ADTRAN, Inc. ..............................   15,100           404
Advance Auto Parts, Inc. (a) ..............   24,800         1,710
Advanced Medical Optics, Inc. (a) .........   14,261           593
Advent Software, Inc. (a) # ...............    5,800           139
Aeropostale, Inc. (a) .....................   12,200           364
AGCO Corp. (a) ............................   19,700           408
AGL Resources, Inc. .......................   17,000           654
Airgas, Inc. ..............................   15,400           454
AirTran Holdings, Inc. (a) # ..............   18,600           213
Alaska Air Group, Inc. (a) # ..............    5,400           189
Albemarle Corp. ...........................    9,900           377
Alexander & Baldwin, Inc. .................    9,700           519
Alliance Data Systems Corp. (a) ...........   29,300         1,247
Alliant Energy Corp. # ....................   25,600           745
Alliant Techsystems, Inc. (a) # ...........      100             7
Allmerica Financial Corp. (a) .............   11,900           464
AMB Property Corp. ........................   18,500           851
American Eagle Outfitters, Inc. ...........   49,300         1,624
American Financial Group, Inc. ............   13,000           440
American Greetings Corp., Class A .........   15,300           389
AmeriCredit Corp. (a) # ...................    8,900           238
AmerUs Group Co. # ........................    8,500           438
Ametek, Inc. ..............................   25,900         1,067
Amphenol Corp., Class A ...................   33,100         1,474
Ann Taylor Stores Corp. (a) ...............   15,700           405
Anteon International Corp. (a) ............    7,100           333
Applebee's International, Inc. ............   18,000           477
Apria Healthcare Group, Inc. (a) ..........   10,900           368
Aqua America, Inc. ........................   21,050           675
Aquila, Inc. (a) ..........................   53,200           198
Arch Coal, Inc. ...........................    2,900           165
Arrow Electronics, Inc. (a) ...............   25,800           775
ArvinMeritor, Inc. ........................   15,600           297
Associated Banc-Corp. .....................   10,450           356
Astoria Financial Corp. ...................    1,000            28
Atmel Corp. (a) ...........................   99,500           233
Avnet, Inc. (a) ...........................   52,800         1,382
Avocent Corp. (a) .........................   22,100           770
Bandag, Inc. # ............................    3,400           157
Bank of Hawaii Corp. ......................   20,200         1,037
Banta Corp. ...............................    5,400           258
Barnes & Noble, Inc. (a) ..................   27,700         1,136
Barr Laboratories, Inc. (a) ...............   32,375         1,535
Beckman Coulter, Inc. .....................   13,700           744
Belo Corp., Class A .......................    5,400           129
BJ's Wholesale Club, Inc. (a) .............   30,000           957
Black Hills Corp. # .......................    7,100           283
Blyth, Inc. ...............................    7,600           212
Bob Evans Farms, Inc. # ...................    7,700           195

                                   Continued

                             ---------------------------------------------------

                                                                   MID CAP FUND
                                               Schedule of Portfolio Investments
                             ---------------------------------------------------
                                                                   July 31, 2005
                                           (amounts in thousands, except shares)

                                                         Shares          Value
                                                         ------        --------
COMMON STOCKS, continued
Borders Group, Inc. .............................        15,600        $    387
BorgWarner, Inc. ................................         1,500              87
Boyd Gaming Corp. ...............................        14,600             766
Brink's Co. .....................................        25,200             911
Brinker International, Inc. (a) .................        33,700           1,378
Brown & Brown, Inc. .............................           500              22
C.H. Robinson Worldwide, Inc. # .................         8,500             532
Cabot Corp. .....................................        27,900             965
Cabot Microelectronics Corp. (a) # ..............         5,400             162
Cadence Design System, Inc. (a) .................        19,500             314
Callaway Golf Co. ...............................        15,000             225
Career Education Corp. (a) ......................         6,700             260
Carlisle Cos., Inc. .............................         6,900             454
CarMax, Inc. (a) # ..............................         2,800              82
Catalina Marketing Corp. # ......................        10,900             261
CDW Corp. .......................................         5,400             335
Ceridian Corp. (a) ..............................        63,500           1,329
Certegy, Inc. ...................................        27,100             938
Charles River Laboratories International,
  Inc. (a) # ....................................        27,000           1,315
CheckFree Corp. (a) # ...........................         1,700              58
Cheesecake Factory, Inc. (a) # ..................           800              29
Chemtura Corp. ..................................        25,000             394
Chico's FAS, Inc. (a) # .........................        22,700             910
ChoicePoint, Inc. (a) ...........................        34,700           1,513
Church & Dwight, Inc. ...........................         1,800              68
Cincinnati Bell, Inc. (a) .......................        53,500             243
City National Corp. .............................        18,000           1,315
Claire's Stores, Inc. ...........................        43,900           1,115
CNF, Inc. .......................................        23,100           1,192
Cognizant Technology Solutions Corp.,
  Class A (a) ...................................        29,700           1,458
Colonial BancGroup, Inc. ........................        34,000             791
Commerce Bancorp, Inc. ..........................        15,700             533
CommScope, Inc. (a) # ...........................        10,800             182
Community Health Systems, Inc. (a) ..............        29,700           1,147
Cooper Cameron Corp. (a) ........................        21,400           1,519
Copart, Inc. (a) ................................        17,900             438
Corinthian Colleges, Inc. (a) ...................        20,200             277
Corporate Executive Board Co. ...................         1,500             121
Covance, Inc. (a) ...............................        26,600           1,318
Coventry Health Care, Inc. (a) ..................        31,800           2,250
Crane Co. .......................................        11,900             371
Credence Systems Corp. (a) # ....................        20,800             227
CSG Systems International, Inc. (a) .............        11,300             211
Cullen/Frost Bankers, Inc. ......................        19,900             997
Cypress Semiconductor Corp. (a) # ...............        28,300             406
Cytec Industries, Inc. ..........................        19,100             867
Dean Foods Co. (a) ..............................        47,400           1,692
Deluxe Corp. ....................................        10,900             436
Denbury Resources, Inc. (a) .....................        12,700             594
DENTSPLY International, Inc. ....................         5,600             312
Developers Diversified Realty Corp. .............        23,900           1,163
DeVry, Inc. (a) # ...............................        14,300             284
Diebold, Inc. # .................................        15,900             790
Dollar Tree Stores, Inc. (a) ....................         1,700              42

                                   Continued

                                                         Shares          Value
                                                         ------        --------
COMMON STOCKS, continued
Donaldson Co., Inc. .............................         3,300        $    108
DPL, Inc. # .....................................        27,600             762
DST Systems, Inc. (a) # .........................         4,100             208
Dun & Bradstreet Corp. (a) ......................        24,400           1,545
Duquesne Light Holdings, Inc. # .................        16,700             324
Dycom Industries, Inc. (a) # ....................        10,600             259
Eaton Vance Corp. ...............................        28,900             710
Education Management Corp. (a) ..................        30,200           1,049
Edwards Lifesciences Corp. (a) # ................           200               9
Emmis Communications Corp., Class A (a)..........         7,340             151
Energizer Holdings, Inc. (a) ....................        25,200           1,610
Energy East Corp. ...............................        32,600             909
ENSCO International, Inc. .......................        49,300           1,991
Entercom Communications Corp. (a) ...............         9,300             295
Equitable Resources, Inc. .......................        13,500             959
Everest Re Group, Ltd. ..........................        18,800           1,831
Expeditors International of Washington, Inc......        11,800             650
F5 Networks, Inc. (a) ...........................         8,100             342
Fairchild Semiconductor Corp., Class A (a).......        52,500             885
Fastenal Co. ....................................         5,400             354
Federal Signal Corp. # ..........................        10,500             184
Ferro Corp. .....................................         9,100             205
Fidelity National Financial, Inc. ...............        53,985           2,127
First American Corp. ............................        33,200           1,459
Flowserve Corp. (a) .............................        12,000             406
FMC Corp. (a) ...................................         8,200             496
FMC Technologies, Inc. (a) ......................        30,400           1,102
Foot Locker, Inc. ...............................        57,600           1,440
Forest Oil Corp. (a) ............................        12,400             555
Furniture Brands International, Inc. ............        11,800             226
Gartner, Inc., Class A (a) # ....................        18,100             188
GATX Corp. ......................................        10,700             404
Gen-Probe, Inc. (a) .............................        10,800             476
Gentex Corp. # ..................................         3,500              62
Glatfelter ......................................         8,100             103
Graco, Inc. .....................................        28,050           1,072
Granite Construction, Inc. ......................         8,300             284
Grant Prideco, Inc. (a) .........................        27,300             876
Great Plains Energy, Inc. # .....................        16,200             526
Greater Bay Bancorp # ...........................        11,200             294
GTECH Holdings Corp. ............................        25,200             755
Hanover Compressor Co. (a) # ....................        17,000             247
Harman International Industries, Inc. ...........        20,900           1,796
Harris Corp. ....................................        47,500           1,761
Harsco Corp. ....................................        18,400           1,109
Harte-Hanks, Inc. ...............................        15,700             427
Hawaiian Electric Industries, Inc. ..............        17,500             471
HCC Insurance Holdings, Inc. ....................        22,500             624
Health Net, Inc. (a) ............................         9,200             357
Helmerich & Payne, Inc. .........................        11,000             628
Henry Schein, Inc. (a) ..........................         4,600             199
Herman Miller, Inc. .............................        15,500             495
Hibernia Corp., Class A .........................        34,200           1,157
Highwoods Properties, Inc. ......................        11,700             370
Hillenbrand Industries, Inc. ....................        12,800             658
HNI Corp. .......................................        11,500             669

                                   Continued

---------------------------------------------------

MID CAP FUND
Schedule of Portfolio Investments
---------------------------------------------------
July 31, 2005
(amounts in thousands, except shares)

                                                          Shares          Value
                                                          ------        --------
COMMON STOCKS, continued
Horace Mann Educators Corp. ......................         9,300        $    186
Hormel Foods Corp. ...............................        23,000             681
Hospitality Properties Trust .....................        14,800             657
Hovnanian Enterprises, Inc., Class A (a) .........        10,700             756
Hubbell, Inc., Class B ...........................         4,500             204
IDACORP, Inc. ....................................         9,100             286
Imation Corp. # ..................................         7,700             334
INAMED Corp. (a) .................................         8,000             579
Independence Community Bank Corp. ................           600              22
Integrated Circuit Systems, Inc. (a) .............        15,800             346
Integrated Device Technology, Inc. (a) ...........        23,400             271
International Rectifier Corp. (a) # ..............        14,100             663
International Speedway Corp., Class A ............         9,800             570
Intersil Corp., Class A ..........................         6,900             134
Investors Financial Services Corp. ...............           500              17
Invitrogen Corp. (a) # ...........................         3,800             326
ITT Educational Services, Inc. (a) ...............        10,200             523
IVAX Corp. (a) # .................................        50,825           1,295
J.B. Hunt Transport Services, Inc. ...............         3,600              71
J.M. Smucker Co. .................................         4,100             195
Jack Henry & Associates, Inc. ....................        18,000             347
Jacobs Engineering Group, Inc. (a) ...............         1,700             100
Keane, Inc. (a) ..................................        12,300             154
Kelly Services, Inc., Class A ....................         5,900             179
KEMET Corp. (a) # ................................        18,900             158
Kennametal, Inc. .................................         8,300             394
Korn/Ferry International (a) .....................         7,700             153
Krispy Kreme Doughnuts, Inc. (a) .................        13,700              99
LaBranche & Co., Inc. (a) # ......................        12,100              92
Lam Research Corp. (a) # .........................        11,000             313
Lancaster Colony Corp. ...........................         6,800             301
Lattice Semiconductor Corp. (a) ..................        25,000             129
Laureate Education, Inc. (a) # ...................           200               9
Lee Enterprises, Inc. ............................         9,800             420
Legg Mason, Inc. .................................        31,100           3,176
Lennar Corp. .....................................        41,000           2,759
Leucadia National Corp. # ........................         5,350             212
Liberty Property Trust ...........................        19,000             853
LifePoint Hospitals, Inc. (a) # ..................        11,300             528
Lincare Holdings, Inc. (a) # .....................         8,300             335
Longview Fibre Co. ...............................        11,100             248
LTX Corp. (a) # ..................................        12,300              81
Lubrizol Corp. ...................................        29,000           1,276
Lyondell Chemical Co. # ..........................        71,600           2,001
Macerich Co. .....................................         8,900             625
Mack-Cali Realty Corp. ...........................        12,500             599
Macromedia, Inc. (a) .............................        16,200             650
Macrovision Corp. (a) # ..........................        10,800             236
Manpower, Inc. ...................................        34,300           1,640
Martek Biosciences Corp. (a) .....................         6,900             301
Martin Marietta Materials, Inc. ..................        16,700           1,214
McAfee, Inc. (a) .................................        57,200           1,796
McDATA Corp., Class A (a) # ......................        34,600             167
MDU Resources Group, Inc. ........................        26,300             807
Media General, Inc., Class A .....................         5,200             356
Mentor Graphics Corp. (a) # ......................        16,600             155

                                   Continued

                                                          Shares         Value
                                                          ------        --------
COMMON STOCKS, continued
Mercantile Bankshares Corp. ......................         6,100        $    339
Michaels Stores, Inc. ............................        43,800           1,797
Micrel, Inc. (a) .................................        16,900             204
Microchip Technology, Inc. .......................        26,275             816
Millenium Pharmaceuticals, Inc. (a) ..............         3,700              38
Minerals Technologies, Inc. ......................         4,500             280
Modine Manufacturing Co. .........................         6,900             249
Mohawk Industries, Inc. (a) ......................         6,200             544
MoneyGram International, Inc. ....................        19,300             406
MPS Group, Inc. (a) ..............................        22,900             272
Murphy Oil Corp. .................................        49,600           2,631
National Fuel Gas Co. ............................        16,900             514
New Plan Excel Realty Trust ......................        22,900             627
New York Community Bancorp, Inc. .................        20,966             385
Newfield Exploration Co. (a) .....................        42,300           1,797
Newport Corp. (a) ................................         9,500             130
Nieman Marcus Group, Inc. ........................        10,700           1,054
Noble Energy, Inc. ...............................        19,100           1,576
Nordson Corp. ....................................         7,100             237
Northeast Utilities ..............................        27,900             602
NSTAR ............................................        23,200             704
O'Reilly Automotive, Inc. (a) ....................         3,100             100
OGE Energy Corp. .................................        19,800             602
Ohio Casualty Corp. ..............................        13,400             342
Old Republic International Corp. .................        63,050           1,656
Olin Corp. .......................................        15,200             279
Omnicare, Inc. ...................................        23,100           1,065
ONEOK, Inc. ......................................        22,400             783
Outback Steakhouse, Inc. .........................         1,600              75
Overseas Shipholding Group, Inc. .................        15,400             956
Pacific Sunwear of California, Inc. (a) ..........        16,500             402
PacifiCare Health Systems, Inc. (a) ..............        27,700           2,112
Par Pharmaceutical Cos., Inc. (a) # ..............         7,400             173
Patterson Cos., Inc. (a) .........................        17,200             767
Patterson-UTI Energy, Inc. .......................        37,200           1,221
Payless ShoeSource, Inc. (a) # ...................        14,800             287
Peabody Energy Corp. .............................        37,100           2,438
Pentair, Inc. ....................................        22,500             904
Pepco Holdings, Inc. .............................        41,400             988
PepsiAmericas, Inc. ..............................        22,900             590
Perrigo Co. ......................................        19,600             272
PETsMART, Inc. ...................................        11,900             354
Pier 1 Imports, Inc. .............................        19,200             273
Pioneer Natural Resources Co. ....................        45,700           1,980
Plains Exploration & Production Co. (a) ..........        16,800             648
Plantronics, Inc. ................................        20,600             704
Plexus Corp. (a) # ...............................         9,600             139
PMI Group, Inc. ..................................        20,500             839
PNM Resources, Inc. ..............................        15,100             444
Pogo Producing Co. ...............................        21,900           1,205
Polycom, Inc. (a) ................................        43,000             713
Potlatch Corp. ...................................         6,400             370
Powerwave Technologies, Inc. (a) # ...............        22,700             260
Precision Castparts Corp. ........................        21,900           1,970
Pride International, Inc. (a) ....................        56,400           1,468
Proliance International, Inc. (a) ................         1,626              10

                                   Continued

                             ---------------------------------------------------

                                                                    MID CAP FUND
                                               Schedule of Portfolio Investments
                             ---------------------------------------------------
                                                                   July 31, 2005
                                           (amounts in thousands, except shares)

                                                            Shares       Value
                                                            ------      --------
COMMON STOCKS, continued
Protective Life Corp. ............................          25,600      $  1,115
Protein Design Labs, Inc. (a) ....................          23,300           531
Puget Energy, Inc. ...............................          21,700           507
Quanta Services, Inc. (a) # ......................          21,200           223
Questar Corp. # ..................................          18,700         1,311
Radian Group, Inc. ...............................          31,500         1,625
Raymond James Financial, Inc. ....................          14,650           437
Rayonier, Inc. # .................................          11,199           639
Reader's Digest Assoc., Class A ..................          21,700           352
Regency Centers Corp. # ..........................          13,900           858
Regis Corp. ......................................           9,900           413
Renal Care Group, Inc. (a) .......................          15,100           709
Rent-A-Center, Inc. (a) ..........................          30,800           650
Republic Services, Inc. ..........................          44,700         1,620
Reynolds & Reynolds Co., Class A .................          12,900           361
RF Micro Devices, Inc. (a) .......................          41,600           253
Rollins, Inc. ....................................          10,800           226
Ross Stores, Inc. # ..............................          11,800           313
RPM International, Inc. ..........................          25,800           484
RSA Security, Inc. (a) # .........................          15,100           196
Ruby Tuesday, Inc. ...............................          14,300           358
Ruddick Corp. ....................................           9,900           273
Ryland Group, Inc. ...............................          10,300           832
Saks, Inc. (a) ...................................          61,400         1,303
SanDisk Corp. (a) # ..............................          62,900         2,126
SCANA Corp. # ....................................          24,900         1,047
Scholastic Corp. (a) .............................           7,900           292
SEI Investments Co. ..............................          18,200           704
Semtech Corp. (a) ................................          16,500           303
Sensient Technologies Corp. ......................          10,200           194
Sepracor, Inc. (a) # .............................          13,400           701
Sequa Corp., Class A (a) .........................           2,000           147
Sierra Pacific Resources (a) # ...................          25,600           332
Silicon Laboratories, Inc. (a) ...................          10,100           296
Smith International, Inc. ........................          32,700         2,222
Smithfield Foods, Inc. (a) .......................          43,200         1,128
Sonoco Products Co. ..............................             300             8
Sotheby's Holdings, Inc., Class A (a) ............          10,300           155
SPX Corp. # ......................................           3,500           171
StanCorp Financial Group, Inc. ...................          11,900         1,027
Steel Dynamics, Inc. .............................           9,100           293
Steris Corp.(a) ..................................          15,000           408
Storage Technology Corp. (a) .....................          39,600         1,455
SVB Financial Group (a) # ........................           7,800           400
Swift Transportation Co., Inc. (a) ...............          13,800           303
Sybase, Inc. (a) .................................          19,800           421
Synopsys, Inc. (a) ...............................          63,100         1,168
TCF Financial Corp. ..............................          27,600           758
Tech Data Corp. (a) ..............................          12,600           489
Techne Corp. (a) .................................           8,500           417
Tecumseh Products Co., Class A ...................           4,000           120
Teleflex, Inc. ...................................           1,200            80
Telephone Data Systems, Inc. .....................          10,500           418
Texas Regional Bancshares, Inc., Class A .........           9,200           273
Thomas & Betts Corp. (a) .........................          13,300           449
Tidewater, Inc. ..................................          26,700         1,078

                                   Continued

                                                          Shares          Value
                                                         ---------      --------
COMMON STOCKS, continued
Timberland Co., Class A (a) ......................          24,600      $    821
Titan Corp. (a) ..................................          18,400           425
Toll Brothers, Inc. (a) ..........................          15,600           865
Tootsie Roll Industries, Inc. ....................           9,100           285
Transaction Systems Architects, Inc.,
  Class A (a) ....................................           8,100           217
TreeHouse Foods, Inc. (a) ........................           9,480           290
Triad Hospitals, Inc. (a) ........................          17,500           869
Trinity Industries, Inc. # .......................           9,400           348
TriQuint Semiconductor, Inc. (a) .................          27,300           103
Tupperware Corp. # ...............................          12,400           264
Tyson Foods, Inc., Class A .......................          34,000           634
United Dominion Realty Trust, Inc. ...............          30,200           769
United Rentals, Inc. (a) # .......................          15,500           288
Unitrin, Inc. ....................................             800            43
Universal Corp. ..................................           5,600           267
Universal Health Services, Inc. # ................          22,200         1,155
Urban Outfitters, Inc. (a) .......................           4,300           261
UTStarcom, Inc. (a) ..............................          22,900           202
Valassis Communications, Inc. (a) ................          11,300           447
Valspar Corp. ....................................           2,200           108
Varian Medical Systems, Inc. (a) .................          44,400         1,743
Varian, Inc. (a) .................................           7,600           285
VCA Antech, Inc. (a) # ...........................          16,500           392
Vectren Corp. ....................................          16,500           478
Vertex Pharmaceuticals, Inc. (a) # ...............          20,400           325
Vishay Intertechnology, Inc. (a) .................          39,500           554
W.R. Berkley Corp. ...............................          42,175         1,579
Washington Post Co., Class B .....................           1,500         1,333
Webster Financial Corp. ..........................          21,100         1,017
Weinharten Realty Investors ......................          18,600           731
Werner Enterprises, Inc. .........................          13,800           262
Westamerica Bankcorp. ............................           7,400           405
Westar Energy, Inc. ..............................          18,700           455
Western Digital Corp. (a) ........................           9,100           136
Western Gas Resources, Inc. ......................          14,000           561
Westwood One, Inc. (a) ...........................          18,700           381
WGL Holdings, Inc. ...............................          10,600           365
Whole Foods Market, Inc. .........................           9,400         1,283
Williams-Sonoma, Inc. (a) ........................          10,700           473
Wilmington Trust Corp. ...........................          27,000         1,013
Wind River Systems, Inc. (a) .....................          17,200           294
Wisconsin Energy Corp. ...........................          25,600         1,028
Worthington Industries, Inc. .....................          17,300           306
WPS Resources Corp. # ............................           8,100           468
Yellow Roadway Corp. (a) # .......................          12,600           667
York International Corp. .........................           9,000           385
Zebra Technologies Corp., Class A (a) ............           2,650           103
                                                                        --------
TOTAL COMMON STOCKS ..............................                       243,104
                                                                        --------
AFFILIATED SECURITIES (3.5%)
AmSouth Prime Money Market Fund ..................       8,826,717         8,827
AmSouth Treasury Reserve Money
  Market Fund ....................................           4,122             4
                                                                        --------
TOTAL AFFILIATED SECURITIES ......................                         8,831
                                                                        --------

                                   Continued

---------------------------------------------------

MID CAP FUND
Schedule of Portfolio Investments
---------------------------------------------------
July 31, 2005
(amounts in thousands, except shares)

                                                  Shares        Value
                                                ----------     --------
SHORT-TERM SECURITIES HELD
  AS COLLATERAL FOR
  SECURITIES LENDING (6.1%)
BNY Institutional Cash Reserve Fund .........   15,350,540     $ 15,350
                                                               --------
TOTAL SHORT-TERM SECURITIES
  HELD AS COLLATERAL FOR
  SECURITIES LENDING ........................                    15,350
                                                               --------
TOTAL INVESTMENTS
  (Cost $224,681)^ -- 105.91% ...............                   267,285
Liabilities in excess of other assets --
  (5.9)% ....................................                   (14,909)
                                                               --------
NET ASSETS -- 100.0% ........................                  $252,376
                                                               ========


Futures Contracts
(Amounts in thousands, except number of contracts)
-----------------------------------------------------------------------------
                                                  Notional       Unrealized
   Number                                         Value at      Appreciation
     of                            Expiration      7/31/05     (Depreciation)
 Contracts       Description          Date          (USD)          (USD)
-----------   -----------------   ------------   ----------   ---------------
              Long Futures Outstanding
              ------------------------
              S&P MidCap 400      September,
     25       Future ..........      2005          $9,033          $348

                See notes to schedule of portfolio investments.

                             ---------------------------------------------------

                                                                  SMALL CAP FUND
                                               Schedule of Portfolio Investments
                             ---------------------------------------------------
                                                                   July 31, 2005
                                           (amounts in thousands, except shares)

                                                          Shares       Value
                                                        ---------   -----------
COMMON STOCKS (98.7%)
Alamosa Holdings, Inc. (a) # ........................   228,900     $  3,676
Allscripts Healthcare Solutions, Inc. (a) # .........   215,400        3,655
American Medical Systems Holdings,
  Inc. (a) # ........................................   147,600        3,432
Ameristar Casinos, Inc. .............................    99,200        2,910
ANSYS, Inc. (a) .....................................   147,000        5,345
Applied Industrial Technology, Inc. .................    84,500        3,019
Armor Holdings, Inc. (a) # ..........................   104,100        4,256
Aviall, Inc. (a) # ..................................   219,500        7,430
Black Hills Corp. ...................................    36,100        1,440
CACI International, Inc., Class A (a) ...............    63,600        4,184
Cal Dive International, Inc. (a) ....................   116,100        6,876
Centene Corp. (a) ...................................    40,600        1,190
Chattem, Inc. (a) # .................................    87,100        3,968
Choice Hotels International, Inc. ...................    58,100        3,853
Coherent, Inc. (a) ..................................   134,500        4,578
CONMED Corp. (a) ....................................    61,500        1,852
CRA International, Inc. (a) .........................    52,200        2,777
DJ Orthopedics, Inc. (a) ............................   153,500        3,765
DRS Technologies, Inc. ..............................   116,900        6,079
Energen Corp. .......................................    54,400        1,909
Energy Partners, Ltd. (a) # .........................   112,600        2,980
Esterline Technologies Corp. (a) ....................   127,600        5,454
Euronet Worldwide, Inc. (a) # .......................   155,800        4,583
Genesis HealthCare Corp. (a) # ......................   101,600        4,569
Gold Kist, Inc. (a) .................................   125,700        2,564
Haemonetics Corp. (a) ...............................    74,000        3,125
HealthExtras, Inc. (a) ..............................   189,100        3,761
Hibbett Sporting Goods, Inc. (a) ....................   104,400        4,179
Hologic, Inc. (a) ...................................   141,200        6,437
Hornbeck Offshore Services, Inc. (a) ................   101,200        3,026
j2 Global Communications, Inc. (a) # ................   122,900        4,930
Jupiter Media Corp. (a) .............................   165,400        3,621
Kindred Healthcare, Inc. (a) # ......................    59,400        2,182
Labor Ready, Inc. (a) ...............................   187,500        4,446
LCA-Vision, Inc. # ..................................   158,600        7,265
LifePoint Hospitals, Inc. (a) # .....................   116,381        5,442
Matria Healthcare, Inc. (a) # .......................    69,700        2,463
Metris Companies, Inc. (a) ..........................   297,000        4,410
Moog, Inc., Class A (a) .............................    83,500        2,636
National Financial Partners Corp. ...................    72,100        3,263
NETGEAR, Inc. (a) # .................................   298,500        6,182
Ohio Casualty Corp. .................................   172,100        4,397
Option Care, Inc. # .................................   117,450        1,647
Overseas Shipholding Group, Inc. ....................    13,700          850
Philadelphia Consolidated Holding Corp. (a) .........    66,100        5,488
Phillips-Van Heusen Corp. ...........................    44,600        1,512
Premiere Global Services, Inc. (a) ..................   289,900        2,963
ProAssurance Corp. (a) ..............................   124,100        5,331
Progress Software Corp. (a) .........................   101,300        3,149
Psychiatric Solutions, Inc. (a) # ...................    80,700        3,888
Remington Oil & Gas Corp. (a) .......................    99,900        3,937
Safety Insurance Group, Inc. ........................    75,800        2,743
Scholastic Corp. (a) ................................    41,700        1,542
Selective Insurance Group, Inc. .....................   122,000        6,074

                                   Continued

---------------------------------------------------

SMALL CAP FUND
Schedule of Portfolio Investments
---------------------------------------------------
July 31, 2005
(amounts in thousands, except shares)

                                                  Shares        Value
                                                ----------     --------
COMMON STOCKS, continued
Shaw Group, Inc. (a) ........................      219,400     $  4,195
Sierra Health Services, Inc. (a) # ..........       65,900        4,444
SS&C Technologies, Inc. .....................      133,600        4,866
Stein Mart, Inc. ............................      171,100        3,882
Superior Energy Services, Inc. (a) ..........      173,500        3,702
Techne Corp. (a) ............................       63,600        3,121
Teledyne Technologies, Inc. (a) .............      202,500        7,684
The Men's Wearhouse, Inc. (a) # .............      161,550        5,809
The Pantry, Inc. (a) # ......................      156,300        6,662
Todco (a) ...................................      133,700        4,106
United Surgical Partners International,
  Inc. (a) ..................................       30,300        1,091
Vail Resorts, Inc. (a) ......................       94,300        2,679
Varian Semiconductor Equipment
  Associates, Inc. (a) ......................       65,300        2,711
Websense, Inc. (a) ..........................       77,400        3,858
Witness Systems, Inc. (a) # .................      182,700        3,563
                                                               --------
TOTAL COMMON STOCKS .........................                   269,606
                                                               --------
AFFILIATED SECURITIES (1.2%)
AmSouth Prime Money Market Fund .............    3,382,934        3,383
                                                               --------
TOTAL AFFILIATED SECURITIES .................                     3,383
                                                               --------
SHORT-TERM SECURITIES HELD
  AS COLLATERAL FOR
  SECURITIES LENDING (16.0%)
BNY Institutional Cash Reserve Fund .........   43,604,259       43,604
                                                               --------
TOTAL SHORT-TERM SECURITIES
  HELD AS COLLATERAL FOR
  SECURITIES LENDING ........................                    43,604
                                                               --------
TOTAL INVESTMENTS
  (Cost $269,962)^ -- 115.9% ................                   316,593
Liabilities in excess of Other assets --
  (15.9)% ...................................                   (43,403)
                                                               --------
NET ASSETS -- 100.0% ........................                  $273,190
                                                               ========

                See notes to schedule of portfolio investments.

                             ---------------------------------------------------

                                                       INTERNATIONAL EQUITY FUND
                                               Schedule of Portfolio Investments
                             ---------------------------------------------------
                                                                   July 31, 2005
                                           (amounts in thousands, except shares)

                                                          Shares       Value
                                                         -------      --------
COMMON STOCKS (99.9%)
Australia (4.7%)
Amcor Ltd. ..........................................     62,042      $    328
AMP Ltd. ............................................    497,366         2,543
Ansell Ltd. .........................................     42,951           332
APN News & Media, Ltd. ..............................      8,265            33
AXA Asia Pacific Holdings, Ltd. .....................    452,900         1,532
BlueScope Steel, Ltd. ...............................    210,920         1,490
Boral Ltd. ..........................................    184,183           934
Brambles Industries, Ltd. # .........................     14,503            91
Challenger Financial Services Grp, LTD. (a) .........     14,739            37
Coca-Cola Amatil Ltd. ...............................     33,329           197
Commonwealth Bank of Australia ......................     22,928           676
CSR Ltd. ............................................    240,599           475
Futuris Corporation, Ltd. ...........................     20,000            32
Insurance Australia Group, Ltd. .....................    377,957         1,741
Lend Lease Corp., Ltd. ..............................     98,363           971
Lion Nathan, Ltd. ...................................    142,100           793
Mayne Group, Ltd. ...................................     13,674            50
Mirvac Group ........................................    167,714           483
National Australia Bank, Ltd. .......................     38,339           906
OneSteel Ltd. .......................................    136,740           281
Origin Energy, Ltd. .................................    174,099           961
PaperlinX Ltd. ......................................    124,518           330
Publishing & Broadcasting, Ltd. .....................     50,461           587
Qantas Airways, Ltd. # ..............................    472,793         1,185
QBE Insurance Group, Ltd. ...........................    171,596         2,187
Rinker Group, Ltd. ..................................    240,599         2,746
Santos Ltd. .........................................    155,030         1,261
Seven Network, Ltd. .................................     32,539           187
                                                                      --------
                                                                        23,369
                                                                      --------
Austria (0.5%)
Bank Austria Creditanstalt ..........................      4,361           463
Boehler-Uddeholm AG .................................        957           145
OMV AG ..............................................      5,958           277
Voestalpine AG # ....................................     13,266           982
Wienerberger AG .....................................      7,637           354
                                                                      --------
                                                                         2,221
                                                                      --------
Belgium (2.3%)
Ackermans & van Haaren NV ...........................        803            35
Banque Nationale de Belgique ........................        102           429
Bekaert NV ..........................................      5,300           416
Cofinimmo ...........................................        212            33
Cumerio .............................................      3,045            51
Cumerio -- Strip Vvpr (a) ...........................        145            --**
Delhaize Group ......................................     35,743         2,197
Dexia ...............................................     13,573           306
Fortis ..............................................     28,950           845
InBev NV ............................................     68,447         2,543
KBC GROEP NV ........................................     38,475         3,064
S.A. D' Ieteren NV ..................................        132            29
Tessenderlo Chemie NV ...............................      6,968           241
Umicore .............................................     11,132           984
Umicore Strip (a) ...................................        145            --**
                                                                      --------
                                                                        11,173
                                                                      --------

                                   Continued

---------------------------------------------------

INTERNATIONAL EQUITY FUND
Schedule of Portfolio Investments
---------------------------------------------------
July 31, 2005
(amounts in thousands, except shares)

                                                      Shares      Value
                                                      -------    --------
COMMON STOCKS, continued
Denmark (1.4%)
Carlsberg A/S, B Shares ........................        7,737    $    414
Codan A/S ......................................        7,490         389
Danisco A/S ....................................        8,830         583
Danske Bank A/S ................................       74,400       2,319
Jyske Bank A/S (a) .............................       11,120         522
Rockwool International A/S, B Shares ...........        2,200         162
Sydbank A/S (a) ................................        7,800         188
TDC A/S ........................................       45,860       2,060
Vestas Wind Systems A/S (a) ....................        8,000         147
                                                                 --------
                                                                    6,784
                                                                 --------
Finland (2.2%)
Fortum Oyj .....................................      261,437       4,777
Kemira GrowHow Oyj .............................       11,007          96
Kemira Oyj .....................................       38,200         506
Kesko Oyj, B Shares ............................       43,100       1,172
M-real Oyj, Class B ............................      130,880         732
Metso Oyj # ....................................       24,388         587
OKO Bank, A Shares .............................        3,200          54
Outokumpu Oyj ..................................       62,850         865
Rautaruukki OY .................................        5,400          93
Stora Enso Oyj, R Shares .......................       59,900         793
UPM-Kymmene Oyj ................................       51,400         995
Wartsila Oyj, B Shares .........................        3,900         120
                                                                 --------
                                                                   10,790
                                                                 --------
France (11.8%)
Air France-KLM # ...............................       39,577         648
Alstom (a) .....................................      141,022         144
Assurances Generales de France # ...............       27,516       2,313
Axa # ..........................................      252,023       6,880
BNP Paribas SA # ...............................      149,468      10,784
Bongrain SA ....................................        1,900         115
Business Objects SA (a) # ......................        8,941         296
Cap Gemini SA (a) ..............................       19,882         667
Casino Guichard-Perrachon SA ...................          797          56
Ciments Francais SA # ..........................        4,284         431
Club Mediterranee SA (a) .......................        2,497         119
CNP Assurances .................................        5,204         349
Compagnie de Saint-Gobain ......................       53,825       3,229
Compagnie Gernerale des Etablissements .........       18,496       1,139
Michelin, B Shares .............................
Credit Agricole SA # ...........................       43,900       1,201
Eiffage SA .....................................        4,800         441
Esso S.A.F. ....................................        1,000         194
Euler & Hermes SA ..............................        4,260         351
Eurazeo ........................................        3,102         301
Faurecia # .....................................        3,872         277
Financiere Marc de Lacharriere .................        1,986         111
Havas SA # .....................................       37,200         199
Imerys SA # ....................................        6,400         471
Lafarge SA .....................................       20,934       1,980
Lagardere S.C.A. ...............................       15,000       1,082
Nexans SA ......................................        2,982         133
Pinault-Printemps Redoute SA # .................       16,946       1,709
PSA Peugeot Citroen ............................       32,238       2,070

                                   Continued

                                                      Shares       Value
                                                      -------    --------
COMMON STOCKS, continued
France, continued
Remy Cointreau SA ..............................        7,035    $    310
Renault SA .....................................       39,377       3,604
Schneider Electric SA ..........................       29,712       2,330
SCOR ...........................................      105,685         221
Societe BIC SA .................................        7,062         397
Societe Generale ...............................       14,186       1,548
Sodexho Alliance SA ............................       17,516         624
Suez SA ........................................      118,275       3,247
Technip SA .....................................       12,248         655
Thomson ........................................       36,199         818
Unibail ........................................        4,164         576
Valeo SA .......................................        9,596         406
Vallourec SA ...................................        1,200         436
Vivendi Universal SA ...........................      145,652       4,627
Wendel Investissement ..........................        6,000         522
                                                                 --------
                                                                   58,011
                                                                 --------
Germany (8.4%)
Aareal Bank AG (a) .............................        3,957         139
Allianz AG .....................................        2,993         380
AMG Generali Holding AG ........................       10,429         884
Bayer AG .......................................       81,798       2,918
Bayerische Hypo-und Vereinsbank AG (a) .........       96,485       2,526
Bayerische Motoren Werke AG ....................       16,305         763
Bilfinger Berger AG ............................        4,109         212
Commerzbank AG .................................       85,783       1,914
DaimlerChrysler AG .............................      175,245       8,487
Deutsche Bank AG ...............................       67,307       5,818
Deutsche Lufthansa AG ..........................       37,015         463
E.On AG ........................................       39,934       3,690
Fraport AG .....................................       10,784         489
Fresenius Medical Care AG # ....................        1,176         102
HeidelbergCement AG ............................       15,666       1,131
Heidelberger Druckmaschinen AG # ...............        2,477          83
Hochtief AG ....................................        7,839         298
Hypo Real Estate Holding AG ....................       11,475         467
Infineon Technologies AG (a) ...................       89,983         884
Lanxess AG (a) # ...............................        8,179         237
Linde AG .......................................       11,568         814
MAN AG .........................................       12,850         598
MG Technologies AG (a) .........................       27,906         379
Muenchener Rueckversicherungs-
  Gesellschaft AG ..............................       22,136       2,569
Salzgitter AG ..................................        6,052         192
Suedzucker AG # ................................        3,767          79
ThyssenKrupp AG ................................       84,927       1,594
TUI AG # .......................................       24,187         631
Volkswagen AG ..................................       46,527       2,517
                                                                 --------
                                                                   41,258
                                                                 --------
Greece (0.5%)
Agricultural Bank of Greece (a) ................       30,900         145
Bank of Greece .................................        4,013         455
Emporiki Bannk of Greece SA (a) ................       26,088         834
Hellenic Petroleum S.A. ........................       37,800         428

                                   Continued

                             ---------------------------------------------------

                                                       INTERNATIONAL EQUITY FUND
                                               Schedule of Portfolio Investments
                             ---------------------------------------------------
                                                                   July 31, 2005
                                           (amounts in thousands, except shares)

                                                              Shares      Value
                                                              -------    --------
COMMON STOCKS, continued
Greece, continued
Hellenic Telecommunications
  Organization SA (a) ..................................       20,900    $    425
Intracom SA ............................................       27,100         142
                                                                         --------
                                                                            2,429
                                                                         --------
Hong Kong (3.5%)
Cheung Kong Holdings, Ltd. .............................      277,000       2,978
China Unicom, Ltd. .....................................      578,000         517
Citic Pacific, Ltd. ....................................       37,000         108
Hang Lung Group, Ltd. ..................................      194,000         386
Henderson Land Development Co., Ltd. ...................      265,000       1,336
Hongkong and Shanghai Hotels, Ltd. .....................       67,500          79
Hopewell Holdings, Ltd. ................................       84,000         217
Hutchison Whampoa, Ltd. # ..............................      392,000       3,817
Hysan Development Co., Ltd. ............................      181,485         427
Kerry Properties, Ltd. # ...............................      176,182         455
MTR Corp., Ltd. ........................................      251,471         520
New Asia Realty & Trust Co., Ltd. ......................       45,000          33
New World Development Co., Ltd. ........................      513,928         684
Shagri-La Asia, Ltd. # .................................      398,108         702
Shanghai Industrial Holdings, Ltd. .....................       13,000          27
Sino Land Co., Ltd. # ..................................      703,962         829
Sun Hung Kai Properties, Ltd. ..........................       84,000         864
Swire Pacific, Ltd., A Shares ..........................      144,000       1,374
Wharf Ltd. # ...........................................      335,000       1,255
Wheelock & Co., Ltd. ...................................      358,000         628
                                                                         --------
                                                                           17,236
                                                                         --------
Ireland (1.5%)
Allied Irish Banks PLC .................................       29,670         647
Bank of Ireland ........................................       31,218         519
CRH PLC ................................................      176,727       5,046
Irish Life & Permanent PLC .............................       76,984       1,391
                                                                         --------
                                                                            7,603
                                                                         --------
Italy (3.2%)
Alitalia S.p.A. (a) # ..................................      495,790         145
Banca Antonveneta S.p.A. ...............................        3,170          97
Banca Intesa S.p.A. ....................................      672,950       3,267
Banca Monte dei Paschi di Siena S.p.A. # ...............      313,406       1,187
Banca Nazionale del Lavoro S.p.A. (a) # ................      457,031       1,478
Banca Popolare de Lodi S.c.r.l. ........................       43,973         443
Banca Popolare di Milano S.c.r.l. ......................       80,000         788
Benetton Group S.p.A. # ................................       23,239         230
Beni Stabili S.p.A. ....................................      355,000         394
Buzzi Unicem S.p.A. ....................................       20,000         297
Caltagirone Editore S.p.A. .............................       13,962         126
Capitalia S.p.A. # .....................................      355,000       2,062
Edison S.p.A. (a) ......................................      356,434         797
ERG S.p.A. .............................................        6,174         131
Fiat S.p.A. (a) # ......................................      102,453         867
Fondiaria-SAI S.p.A. ...................................       16,477         467
Ifil S.p.A. ............................................      104,000         467
Italcementi S.p.A. .....................................       37,000         599
Italmobiliare S.p.A. ...................................        2,839         196
Pirelli & C. S.p.A. ....................................      533,332         563

                                   Continued

                                                              Shares      Value
                                                              -------    --------
COMMON STOCKS, continued
Italy, continued
SanPaolo IMI S.p.A. ....................................       48,159    $    696
Societa' Cattolica di Assicurazioni S.c.r.l. # .........        9,900         460
Tiscali S.p.A. (a) # ...................................       58,272         178
                                                                         --------
                                                                           15,935
                                                                         --------
Japan (16.9%)
77th Bank, Ltd. ........................................       57,000         336
Acom Co., Ltd. .........................................        7,040         439
Aichi Steel Corp. # ....................................       29,000         161
Aioi Insurance Co., Ltd. ...............................      110,000         521
Aisin Seiki Co., Ltd. ..................................       42,200         986
Akita Bank, Ltd. .......................................       29,000         124
Amada Co., Ltd. ........................................       59,000         420
Aoyama Trading Co., Ltd. ...............................        9,800         248
Asahi Breweries, Ltd. ..................................       15,400         173
Asahi National Broadcasting Co., Ltd. ..................          146         307
Asatsu-dk, Inc. ........................................        6,800         191
Autobacs Seven Co., Ltd. # .............................        4,900         167
Awa Bank, Ltd. .........................................       31,000         179
Bank of Fukuoka, Ltd. # ................................       92,000         528
Bank of Kyoto, Ltd. # ..................................       49,000         403
Bank of Nagoya, Ltd. ...................................       26,000         150
Chiba Bank, Ltd. .......................................      123,000         792
Chudenko Corp. .........................................        8,500         127
Chugoku Bank, Ltd. .....................................       35,000         399
Citizen Watch Co., Ltd. # ..............................       41,000         362
Coca-Cola West Japan Co., Ltd. .........................       15,300         329
COMSYS Holdings Corp. ..................................       21,000         199
Cosmo Oil Co., Ltd. ....................................       83,000         368
Dai Nippon Printing Co., Ltd. ..........................       63,000         985
Daicel Chemical Industries, Ltd. .......................       48,000         268
Daihatsu Motor Co., Ltd. ...............................       63,000         539
Dainippon Ink & Chemicals, Inc. ........................       51,000         155
Dainippon Pharmaceutical Co., Ltd. .....................       24,000         253
Daishi Bank, Ltd. ......................................       50,000         215
Daiwa House Industry Co., Ltd. .........................       80,000         895
Denso Corp. ............................................      114,300       2,758
Ebara Corp. ............................................       40,000         160
Ezaki Glico Co., Ltd. ..................................       19,000         154
Fuji Electric Co., Ltd. ................................      111,000         405
Fuji Fire & Marine Insurance Co., Ltd. .................       71,000         212
Fuji Heavy Industries, Ltd. # ..........................      116,000         497
Fuji Oil Co., Ltd. .....................................        8,200          81
Fuji Photo Film Co., Ltd. ..............................       69,000       2,143
Fujikura Ltd. ..........................................       57,000         285
Fukui Bank, Ltd. .......................................       36,000         138
Fukuyama Transporting Co., Ltd. ........................       36,000         138
Furukawa Electric Co., Ltd. (a) ........................       47,000         206
Futaba Industrial Co., Ltd. ............................       10,000         195
Glory Ltd. # ...........................................       11,000         175
Gunma Bank, Ltd. .......................................       74,000         442
Gunze Ltd. .............................................       31,000         148
Hachijuni Bank, Ltd. ...................................       79,000         509
Hanshin Electric Railway Co., Ltd. .....................       50,000         198
Heiwa Corp. ............................................       10,400         147

                                   Continued

---------------------------------------------------

INTERNATIONAL EQUITY FUND
Schedule of Portfolio Investments
---------------------------------------------------
July 31, 2005
(amounts in thousands, except shares)

                                                    Shares      Value
                                                    -------    --------
COMMON STOCKS, continued
Japan, continued
Higo Bank, Ltd. ..............................       37,000    $    250
Hitachi Cable, Ltd. ..........................       55,000         226
Hitachi Ltd. .................................      501,000       3,042
Hitachi Maxell, Ltd. .........................       13,000         154
Hitachi Metals, Ltd. .........................       15,000         111
Hitachi Software Engineering Co., Ltd. .......        1,900          31
Hokkoku Bank, Ltd. ...........................       52,000         228
Hokuetsu Paper Mills, Ltd. ...................       23,000         124
House Foods Corp. ............................       16,500         242
Hyakugo Bank, Ltd. ...........................       33,000         195
Hyakujushi Bank, Ltd. ........................       47,000         253
Ishikawajima-Harima Heavy Industries
  Co., Ltd. (a) ..............................      189,000         287
Itoham Foods, Inc. ...........................       31,000         131
Iyo Bank, Ltd. ...............................       47,000         388
Joyo Bank, Ltd. ..............................      126,000         611
JS Group Corp. ...............................       27,000         439
Juroku Bank, Ltd. ............................       54,000         307
Kagoshima Bank, Ltd. .........................       30,000         213
Kamigumi Co., Ltd. ...........................       40,000         304
Kandenko Co., Ltd ............................       30,000         190
Kansai Paint Co., Ltd. .......................       14,000          93
Katokichi Co., Ltd. ..........................       23,700         161
Kawasaki Heavy Industries, Ltd. ..............      203,000         403
Kikkoman Corp. ...............................       29,000         262
Kinden Corp. .................................       35,000         257
Kirin Brewery Co., Ltd. ......................      143,000       1,335
Kissei Pharmaceutical Co., Ltd. # ............        9,000         170
Kobe Steel, Ltd. .............................      216,000         443
Koito Manufacturing Co., Ltd. ................        8,000          89
Kokuyo Co., Ltd. .............................       18,700         250
Komatsu Ltd. .................................       70,000         657
Komori Corp. .................................       11,000         171
Kuraray Co., Ltd. ............................       55,000         492
Kureha Chemical Industry Co., Ltd. ...........       28,000         119
Kyocera Corp. ................................        3,900         275
Kyorin Pharmaceutical Co., Ltd. ..............       12,000         153
Makita Corp. .................................       11,000         231
Marubeni Corp. ...............................      123,000         455
Marui Co., Ltd. ..............................       56,000         819
Maruichi Steel Tube, Ltd. # ..................       13,000         286
Matsushita Electric Industrial Co., Ltd. .....      365,000       5,914
Matsushita Electric Works, Ltd. ..............       36,000         302
Meiji Seika Kaisha, Ltd. .....................       57,000         288
Michinoku Bank, Ltd. .........................       20,000          94
Millea Holdings, Inc. ........................          207       2,707
Mitsubishi Gas Chemical Co., Inc. ............       72,000         378
Mitsubishi Heavy Industries, Ltd. ............      502,000       1,259
Mitsubishi Logistics Corp. ...................       25,000         257
Mitsubishi Materials Corp. # .................      165,000         408
Mitsubishi Securities Co., Ltd. # ............       47,000         398
Mitsubishi Tokyo Financial Group, Inc. .......          297       2,476
Mitsui Engineering & Shipbuilding
  Co., Ltd. ..................................      123,000         253
Mitsui Sumitomo Insurance Co., Ltd. ..........      193,000       1,712

                                   Continued

                                                     Shares      Value
                                                    -------    --------
COMMON STOCKS, continued
Japan, continued
Mitsumi Electric Co., Ltd. # .................       10,600    $    107
Musashino Bank, Ltd. .........................        4,700         203
Nagase & Co., Ltd. ...........................       20,000         202
Nanto Bank, Ltd. .............................       36,000         185
NGK Insulators, Ltd. .........................       23,000         232
NGK Spark Plug Co., Ltd. .....................       33,000         438
Nichicon Corp. ...............................       10,700         140
Nichirei Corp. ...............................       46,000         183
Nihon Unisys, Ltd. ...........................       16,000         159
Nikko Cordial Corp. ..........................      152,000         649
Nippon Kayaku Co., Ltd. ......................       26,000         175
Nippon Meat Packers, Inc. ....................       33,000         376
Nippon Oil Corp. .............................      221,000       1,508
Nippon Paint Co., Ltd. .......................       38,000         138
Nippon Sheet Glass Co., Ltd. .................       66,000         272
Nippon Shinpan Co., Ltd. .....................       44,000         272
Nippon Shokubai Co., Ltd. ....................       25,000         204
Nippon Television Network Corp. ..............        1,360         185
Nishimatsu Construction Co., Ltd. ............       36,000         129
Nissay Dowa General Insurance Co., Ltd. ......       61,000         303
Nisshin Seifun Group, Inc. ...................       35,000         368
Nisshin Steel Co., Ltd. ......................      145,000         357
Nisshinbo Industries, Inc. ...................       28,000         229
NSK Ltd. .....................................       80,000         421
Obayashi Corp. ...............................      105,000         587
Okumura Corp. ................................       33,000         182
Onward Kashiyama Co., Ltd. ...................       25,000         338
PanaHome Corp. # .............................       24,000         126
Promise Co., Ltd. ............................       19,500       1,184
Q.P. Corp. ...................................       23,100         190
Rengo Co., Ltd. ..............................       35,000         182
Resona Holdings, Inc. (a) ....................      822,000       1,441
San-in Godo Bank, Ltd. .......................       23,000         213
Sanwa Shutter Corp. ..........................       18,000         104
Sanyo Electric Co., Ltd. # ...................      148,000         364
Sanyo Shinpan Finance Co., Ltd. ..............        5,000         351
Sapporo Hokuyo Holdings, Inc. ................           48         362
Sapporo Holdings, Ltd. # .....................       22,000          97
Seino Transportation Co., Ltd. ...............       26,000         231
Sekisui Chemical Co., Ltd. ...................       78,000         503
Sekisui House, Ltd. # ........................      103,000       1,037
Shiga Bank, Ltd. .............................       39,000         225
Shimachu Co., Ltd. ...........................        6,700         165
Shinko Securities Co., Ltd. ..................      107,000         326
Shizuoka Bank, Ltd. ..........................      109,000         917
Shohkoh Fund & Co., Ltd. .....................        1,690         381
Sompo Japan Insurance, Inc. ..................       35,000         332
Sumitomo Bakelite Co., Ltd. ..................       24,000         148
Sumitomo Corp. ...............................      107,000         900
Sumitomo Electric Industries, Ltd. ...........      109,000       1,220
Sumitomo Forestry Co., Ltd. ..................       23,000         212
Sumitomo Metal Mining Co., Ltd. ..............       47,000         323
Sumitomo Osaka Cement Co., Ltd. ..............       62,000         162
Sumitomo Realty & Development Co., Ltd........       24,000         264
Sumitomo Rubber Industries, Ltd. .............       17,000         171

                                   Continued

                             ---------------------------------------------------

                                                      INTERNATIONAL EQUITY FUND
                                               Schedule of Portfolio Investments
                             ---------------------------------------------------
                                                                   July 31, 2005
                                           (amounts in thousands, except shares)

                                                       Shares      Value
                                                       -------    --------
COMMON STOCKS, continued
Japan, continued
Sumitomo Trust & Banking Co., Ltd. ..............      121,000    $    744
Suzuken Co., Ltd. ...............................        6,000         155
Taiheiyo Cement Corp. ...........................      138,000         399
Taiyo Yuden Co., Ltd. ...........................       16,000         180
Takara Standard Co., Ltd. .......................       22,000         139
Takashimaya Co., Ltd. # .........................       44,000         426
Takefuji Corp. ..................................       17,570       1,134
TDK Corp. .......................................        2,600         178
Teijin Ltd. .....................................      135,000         615
Teikoku Oil Co., Ltd. ...........................       44,000         332
Toda Corp. ......................................       47,000         205
Toho Bank, Ltd. .................................       33,000         134
Tokuyama Corp. ..................................       19,000         152
Tokyo Broadcasting System, Inc. .................       26,000         445
Tokyo Steel Manufacturing Co., Ltd. # ...........       12,000         151
Tokyo Style Co., Ltd. ...........................       13,000         133
Tokyo Tatemono Co., Ltd. ........................       12,000          79
Toppan Printing Co., Ltd. .......................      102,000         994
Toray Industries, Inc. ..........................      116,000         541
Toshiba TEC Corp. ...............................       42,000         182
Toyo Ink Manufacturing Co., Ltd. ................       40,000         161
Toyo Seikan Kaisha, Ltd. ........................       31,000         477
Toyota Auto Body Co., Ltd. ......................       12,800         230
Toyota Industries Corp. .........................       45,700       1,302
UNY Co., Ltd. ...................................       27,000         286
Wacoal Corp. # ..................................       19,000         235
Yamaguchi Bank, Ltd. ............................       29,000         312
Yamaha Corp. ....................................       16,300         263
Yamanashi Chuo Bank, Ltd. .......................       28,000         161
Yamazaki Baking Co., Ltd. .......................       29,000         239
Yokohama Rubber Co., Ltd. .......................       45,000         199
                                                                  --------
                                                                    83,359
                                                                  --------
Netherlands (6.4%)
ABN Amro Holding NV # ...........................      102,573       2,553
Aegon NV ........................................      270,719       3,873
AM NV ...........................................       13,643         163
Buhrmann NV .....................................       21,050         238
DSM NV ..........................................       19,352       1,471
European Aeronautic Defence and
  Space Co. .....................................       43,010       1,441
Hagemeyer NV (a) # ..............................       75,855         190
Hunter Douglas NV (a) ...........................        9,233         467
IHC Caland NV ...................................        4,437         324
ING Groep N.V. # ................................      318,134       9,617
Koninklijke (Royal) P&O Nedlloyd NV .............        2,900         199
Koninklijke Ahold NV (a) ........................      178,587       1,568
Koninklijke KPN NV ..............................       41,205         358
Koninklijke Numico NV (a) .......................       18,747         791
Koninklijke Philips Electronics NV ..............      225,115       6,104
Koninklijke Vopak NV ............................        9,588         257
Nutreco Holding NV ..............................        5,436         236
NV Holdingsmaatschappij De Telegraaf ............        3,200          70
Oce NV ..........................................       13,438         197
Vedior NV .......................................       13,287         200

                                   Continued

                                                       Shares      Value
                                                       -------    --------
COMMON STOCKS, continued
Netherlands, continued
Versatel Telecom International NV (a) # .........       74,287    $    197
VNU NV ..........................................       42,399       1,215
                                                                  --------
                                                                    31,729
                                                                  --------
New Zealand (0.2%)
Auckland International Airport, Ltd. ............      271,480         432
Carter Holt Harvey, Ltd. ........................      237,750         397
Fletcher Building, Ltd. .........................       35,323         175
                                                                  --------
                                                                     1,004
                                                                  --------
Norway (1.2%)
Aker Kvaerner ASA (a) ...........................        7,361         358
Aker Yards AS # .................................        4,538         182
DnB Holding ASA .................................       71,000         741
Fred Olsen Energy ASA* (a) ......................        1,000          28
Norsk Hydro ASA .................................       30,280       2,863
Norske Skogindustrier ASA .......................       47,500         833
Storebrand ASA ..................................       74,200         735
                                                                  --------
                                                                     5,740
                                                                  --------
Portugal (0.3%)
Banco BPI SA ....................................       14,440          58
Banco Comercial Portugues, S.A.
  (BCP) R Shares ................................       95,606         245
Banco Espirito Santo SA .........................        3,990          61
Portugal Telecom, SGPS SA # .....................      110,300       1,048
                                                                  --------
                                                                     1,412
                                                                  --------
Singapore (0.8%)
DBS Group Holdings, Ltd. # ......................      102,000         983
Fraser & Neave, Ltd. ............................       22,600         222
Oversea-Chinese Banking Corp., Ltd. .............       92,400         715
SembCorp Industries, Ltd. .......................       47,940          79
Singapore Airlines, Ltd. ........................      119,000         849
Singapore Land, Ltd. ............................       20,000          70
United Overseas Bank, Ltd. ......................       94,000         853
United Overseas Land, Ltd. ......................       42,400          60
                                                                  --------
                                                                     3,831
                                                                  --------
Spain (4.7%)
Acciona SA ......................................        3,705         381
Acerinox SA .....................................       28,744         408
Banco Bilbao Vizcaya Argentaria SA ..............       99,000       1,666
Banco de Andalucia SA ...........................          900          77
Banco de Sabadell SA ............................       18,580         474
Banco Pastor SA .................................        2,940         124
Banco Santander Central Hispano SA # ............      721,018       8,907
Cementos Portland SA ............................        3,328         274
Corporacion Mapfre SA ...........................       21,977         367
Ebro Puleva SA # ................................       15,256         266
Endesa SA # .....................................      160,543       3,590
Gas Natural SGD, S.A. ...........................        5,739         171
Iberia Lineas Aereas de Espana SA ...............      116,152         357
Inmobiliaria Colonial SA ........................        4,000         216
Inmobiliaria Urbis SA ...........................       13,781         272
Red Electrica de Espana .........................        6,000         161
Repsol YPF SA # .................................      171,003       4,776

                                   Continued

---------------------------------------------------

INTERNATIONAL EQUITY FUND
Schedule of Portfolio Investments
---------------------------------------------------
July 31, 2005
(amounts in thousands, except shares)

                                                       Shares      Value
                                                       -------    --------
COMMON STOCKS, continued
Spain, continued
Sociedad General de Aguas de
  Barcelona SA ..................................       18,371    $    410
Sol Melia SA ....................................       21,812         310
Vallehermoso SA .................................        7,293         168
                                                                  --------
                                                                    23,375
                                                                  --------
Sweden (3.1%)
Electrolux AB, B Shares .........................       15,000         337
Fabege AB .......................................       10,185         221
Gambro AB, A Shares .............................       32,500         473
Gambro AB, B Shares .............................       10,500         152
Holmen AB, B Shares # ...........................        9,900         276
Kinnevik Investment AB ..........................       24,150         222
NCC AB, B Shares ................................        4,000          68
Nordea AB .......................................      518,300       4,965
Skandia Forsakrings AB ..........................      108,400         614
Skandinaviska Enskilda Banken AB ................       76,700       1,361
Skanska AB, B Shares ............................        4,900          63
SSAB Svenskt Stal AB, A Shares ..................        9,400         238
SSAB, B Shares ..................................        4,000          96
Svenska Cellulosa AB, Class B ...................       26,100         883
TELE2 AB, B Shares ..............................       46,800         507
TeliaSonera AB ..................................      511,500       2,530
Trelleborg AB, B Shares .........................       12,200         202
Volvo AB, A Shares ..............................       16,900         687
Volvo AB, A Shares ..............................       35,900       1,502
Wihlborgs Fastigheter AB (a) ....................        2,000          56
                                                                  --------
                                                                    15,453
                                                                  --------
Switzerland (6.4%)
Baloise Holding, Class R ........................       30,600       1,596
Bank Sarasin & Cie AG, B Shares .................           90         164
Banque Cantonale Vaudoise .......................        2,200         543
Berner Kantonalbank .............................        2,119         324
Ciba Specialty Chemicals AG .....................       18,300       1,094
Clariant AG (a) .................................       47,100         653
Converium Holding AG (a) ........................        7,200          65
Credit Suisse Group .............................      114,862       4,801
Dottikon ES Holding AG (a) ......................           57          11
Ems-Chemie Holding AG ...........................        1,150         101
Georg Fischer AG (a) ............................        1,910         631
Givaudan SA .....................................          200         120
Helvetia Patria Holding .........................        2,786         496
Holcim Ltd. .....................................       65,100       4,024
Julius Baer Holding, Ltd., B Shares (a) .........        1,100          70
Luzerner Kantonalbank ...........................        2,393         449
PSP Swiss Property AG (a) .......................       16,800         743
Rieter Holding AG ...............................        1,590         480
SIG Holding AG ..................................        3,000         696
Sika AG (a) .....................................          380         251
St. Galler Kantonalbank .........................        2,215         577
Swiss Life Holding (a) ..........................       12,920       1,820
Swiss Re ........................................       27,936       1,777
Syngenta AG .....................................       40,600       4,244
Unaxis Holding AG (a) ...........................        7,000       1,001
Valiant Holding (a) .............................        4,300         370

                                   Continued

                                                      Shares       Value
                                                     ---------    --------
COMMON STOCKS, continued
Switzerland, continued
Valora Holding AG ...............................        2,230    $    467
Vontobel Holding AG .............................       14,200         328
Zurich Financial Services AG ....................       20,500       3,637
                                                                  --------
                                                                    31,533
                                                                  --------
United Kingdom (19.9%)
Amvescap PLC ....................................      128,900         928
Anglo American PLC ..............................      171,906       4,347
Arriva PLC ......................................       48,410         479
Associated British Foods PLC ....................      166,073       2,502
Associated British Ports Holdings PLC ...........       71,400         587
Aviva PLC .......................................      564,393       6,477
BAA PLC .........................................      264,218       2,800
BAE Systems PLC .................................      731,996       3,958
Barratt Developments PLC ........................       57,000         723
BBA Group PLC ...................................      116,000         621
Bellway PLC .....................................       12,000         181
Berkeley Group PLC (a) ..........................       35,610         560
Bovis Homes Group PLC ...........................       19,000         219
Bradford & Bingley PLC ..........................       74,000         437
Brambles Industries PLC .........................      142,000         779
Britannic Group PLC .............................       31,800         349
British Airways PLC (a) .........................      298,000       1,453
British Land Co. PLC ............................      136,012       2,006
Brixton PLC .....................................       55,200         343
Cable & Wireless PLC ............................      676,845       1,894
COLT Telecom Group PLC (a) ......................      416,000         447
Corus Group PLC (a) .............................    1,223,858       1,012
De Vere Group PLC ...............................       17,131         172
DS Smith PLC ....................................       78,167         219
easyJet PLC (a) .................................      108,000         455
FKI PLC .........................................      122,150         225
Friends Provident PLC ...........................      418,000       1,336
George Wimpey PLC ...............................       95,673         716
Great Portland Estates PLC ......................       34,119         214
Greene King PLC .................................       16,000         378
Hammerson PLC ...................................       76,100       1,147
Hanson PLC ......................................      179,000       1,798
Henderson Group PLC (a) .........................      195,500         225
Hilton Group PLC ................................      460,446       2,345
Inchcape PLC ....................................       11,000         390
InterContinental Hotels Group PLC ...............      116,801       1,486
International Power PLC .........................      410,172       1,527
ITV PLC .........................................      625,987       1,319
J Sainsbury PLC .................................      489,837       2,405
Kingfisher PLC ..................................      123,621         559
Land Securities Group PLC .......................       19,091         467
Liberty International PLC .......................       75,374       1,278
London Merchant Securities PLC ..................       51,163         203
Mersey Docks & Harbour Co. ......................       16,401         279
Millennium & Copthorne Hotels PLC ...............       78,527         500
Mitchells & Butlers PLC .........................      125,921         788
O2 PLC (a) ......................................    2,392,000       5,857
Pearson PLC .....................................      174,000       2,082

                                   Continued

---------------------------------------------------

INTERNATIONAL EQUITY FUND
Schedule of Portfolio Investments
---------------------------------------------------
July 31, 2005
(amounts in thousands, except shares)

                                                   Shares        Value
                                                 ----------   ----------
COMMON STOCKS, continued
United Kingdom, continued
Peninsular & Oriental Steam Navigation Co.          162,000    $     895
Persimmon PLC ................................       54,001          759
Pilkington PLC ...............................      330,594          714
Premier Oil PLC (a) ..........................       17,081          217
Quintain Estates & Development PLC ...........       22,000          216
Rolls-Royce Group plc (a) ....................      466,575        2,741
Royal & Sun Alliance Insurance Group PLC            604,850          960
Schroders PLC ................................       49,000          730
Scottish & Newcastle PLC .....................      155,500        1,250
Scottish Power PLC ...........................      351,325        3,106
Shire Pharmaceuticals Group PLC ..............      100,389        1,156
Slough Estates PLC ...........................      114,800        1,077
Somerfield PLC ...............................      105,223          369
Stagecoach Group PLC .........................      288,166          576
Stanley Leisure PLC ..........................       26,625          253
Tate & Lyle PLC ..............................      101,294          824
Taylor Woodrow PLC ...........................      138,496          825
Thus Group PLC (a) ...........................      236,007           70
Trinity Mirror PLC ...........................       80,510          865
Vodafone Group PLC ...........................    6,573,300       16,938
Westbury PLC .................................       20,310          161
WH Smith Group PLC ...........................        8,967           59
WH Smith PLC, C Shares .......................       62,000           60
Whitbread PLC ................................       69,428        1,202
Wilson Bowden PLC ............................       18,000          363
Wolverhampton & Dudley Breweries PLC .........       15,306          307
Woolworths Group PLC .........................      247,175          159
                                                               ---------
                                                                  98,324
                                                               ---------
TOTAL COMMON STOCKS ..........................                   492,569
                                                               ---------
SHORT-TERM SECURITIES HELD
  AS COLLATERAL FOR
  SECURITIES LENDING (9.6%)
BNY Institutional Cash Reserve Fund ..........   47,195,257       47,195
                                                               ---------
TOTAL SHORT-TERM SECURITIES
  HELD AS COLLATERAL FOR
  SECURITIES LENDING .........................                    47,195
                                                               ---------
TOTAL INVESTMENTS
  (Cost $389,997)^ -- 109.5% .................                   539,764
Liabilities in excess of other assets --
  (9.5)% .....................................                   (46,404)
                                                               ---------
NET ASSETS -- 100.0% .........................                 $ 493,360
                                                               =========

                See notes to schedule of portfolio investments.

                             ---------------------------------------------------

                                                                   BALANCED FUND
                                               Schedule of Portfolio Investments
                             ---------------------------------------------------
                                                                   July 31, 2005
                                           (amounts in thousands, except shares)

                                                Shares or
                                                Principal
                                                  Amount      Value
                                                ----------   -------
COMMON STOCKS (60.4%)
3M Co. ......................................     28,000     $ 2,100
Allergan, Inc. ..............................     26,000       2,324
American International Group, Inc. ..........     37,000       2,227
Amgen, Inc. (b) # ...........................     27,000       2,153
BP PLC -- ADR ...............................     34,000       2,240
Caremark Rx, Inc. (b) .......................     50,000       2,229
ChevronTexaco Corp. .........................     41,000       2,378
Cisco Systems, Inc. (b) .....................    116,000       2,221
Constellation Energy Group ..................     38,000       2,288
Dell, Inc. (b) ..............................     55,000       2,226
Dow Chemical Co. ............................     47,000       2,254
eBay, Inc. (b) ..............................     53,000       2,214
Eli Lilly & Co. .............................     38,000       2,140
EMC Corp. (b) ...............................    151,000       2,067
Emerson Electric Co. ........................     33,000       2,171
First Data Corp. ............................     53,000       2,180
General Dynamics Corp. ......................     21,000       2,419
General Electric Co. ........................     62,000       2,139
Genuine Parts Co. ...........................     49,000       2,244
Golden West Financial Corp. .................     34,000       2,214
Goldman Sachs Group, Inc. (The) .............     22,000       2,365
Harley-Davidson, Inc. .......................     45,500       2,420
Health Management Associates, Inc.,
  Class A ...................................     87,000       2,071
Hewlett-Packard Co. .........................     99,678       2,455
Ingersoll-Rand Co., Class A .................     28,000       2,189
J.P. Morgan Chase & Co. .....................     57,000       2,003
Johnson & Johnson ...........................     31,000       1,983
Kohl's Corp. (b) ............................     37,000       2,085
Linear Technology Corp. .....................     60,000       2,332
Lowe's Cos., Inc. ...........................     37,000       2,450
Medtronic, Inc. .............................     41,000       2,212
Merrill Lynch & Co., Inc. ...................     39,000       2,292
MGIC Investment Corp. .......................     36,000       2,469
Microsoft Corp. .............................     85,000       2,177
Molson Coors Brewing Co., Class B # .........     37,000       2,320
Paychex, Inc. ...............................     68,000       2,374
PepsiCo, Inc. ...............................     39,000       2,127
Procter & Gamble Co. ........................     42,000       2,336
QUALCOMM, Inc. ..............................     60,000       2,369
SBC Communications, Inc. ....................     90,060       2,202
St. Paul Travelers Cos., Inc. ...............     59,000       2,597
Staples, Inc. ...............................    105,000       2,391
Starbucks Corp. (b) .........................     40,000       2,102
Stryker Corp. ...............................     44,000       2,379
Sysco Corp. .................................     59,000       2,128
Verizon Communications, Inc. ................     60,000       2,054
Wachovia Corp. ..............................     43,000       2,166
Walgreen Co. ................................     49,500       2,369
Washington Mutual, Inc. .....................     52,000       2,209
XL Capital Ltd., Class A ....................     30,000       2,155
                                                             -------
TOTAL COMMON STOCKS .........................                112,209
                                                             -------

                                   Continued

---------------------------------------------------

BALANCED FUND
Schedule of Portfolio Investments
---------------------------------------------------
July 31, 2005
(amounts in thousands, except shares)

                                                        Shares or
                                                        Principal
                                                          Amount      Value
                                                       -----------   --------
CORPORATE BONDS (15.7%)
Alabama Power Co., 3.50%, 11/15/07 ...............     $      500    $    490
Alcoa, Inc., 7.38%, 8/1/10 .......................            900       1,006
AOL Time Warner, Inc., 6.88%, 5/1/12 .............            500         556
Berkshire Hathaway, Inc.,
  3.38%, 10/15/08 ................................          1,000         962
Black & Decker Corp., 4.75%, 11/1/14 .............            500         484
Bottling Group LLC, 2.45%, 10/16/06 # ............          1,000         978
Branch Banking & Trust, 4.88%, 1/15/13 ...........            500         502
Caterpillar Financial Services Corp.,
  2.50%, 10/3/06, MTN ............................          1,000         979
Comcast Cable Communication, Inc.,
  6.75%, 1/30/11 .................................            500         544
Conoco, Inc., 6.35%, 4/15/09 .....................          1,500       1,595
DaimlerChrysler NA Holding Corp.,
  6.50%, 11/15/13 # ..............................          1,000       1,078
Devon Financial Corp., ULC,
  6.88%, 9/30/11 .................................            500         552
Diageo Capital PLC, 3.50%, 11/19/07 ..............          1,000         980
Duke Energy Corp., 6.25%, 1/15/12 ................            500         536
General Dynamics Corp., 4.50%, 8/15/10 ...........            500         499
General Electric Co., 5.00%, 2/1/13 ..............          1,500       1,518
Honeywell, Inc., 7.00%, 3/15/07 ..................            320         333
Hormel Foods Corp., 6.63%, 6/1/11 ................            450         494
IBM Corp., 7.50%, 6/15/13 ........................          1,000       1,169
International Paper Co., 5.30%, 4/1/15 ...........            500         493
Lehman Brothers Holdings, Inc.,
  3.50%, 8/7/08 ..................................          1,000         968
McDonald's Corp., 5.75%, 3/1/12 ..................            700         738
Northern Trust Co., 7.10%, 8/1/09 ................          1,000       1,086
Protective Life Secured Trust,
  4.00%, 10/7/09, MTN ............................            500         489
Prudential Funding LLC,
  6.60%, 5/15/08, (c) ............................          2,000       2,114
Southwest Airlines CO., 5.25%, 10/1/14 ...........          1,000         986
St. Paul Cos., Inc., 5.75%, 3/15/07 ..............            750         761
SunTrust Banks, Inc., 7.38%, 7/1/06 ..............          1,000       1,023
Target Corp., 5.88%, 3/1/12 ......................            500         533
Unilever Capital Corp., 6.88%, 11/1/05 ...........          2,000       2,016
Unilever Capital Corp., 7.13%, 11/1/10 ...........            300         333
Union Pacific Corp., 5.75%, 10/15/07 .............            400         410
Unitedhealth Group, Inc., 5.00%, 8/15/14 .........            500         505
Wachovia Corp., 6.63%, 11/15/06 # ................          1,475       1,515
                                                                     --------
TOTAL CORPORATE BONDS ............................                     29,225
                                                                     --------
U.S. TREASURY BONDS (7.0%)
7.50%, 11/15/16 # ................................          1,300       1,658
7.25%, 8/15/22 # .................................          1,000       1,318
6.25%, 8/15/23 # .................................          7,425       8,953
5.50%, 8/15/28 # .................................          1,000       1,136
                                                                     --------
TOTAL U.S. TREASURY BONDS ........................                     13,065
                                                                     --------

                                   Continued

                                                      Shares or
                                                      Principal
                                                        Amount         Value
                                                     -----------     --------
U.S. GOVERNMENT AGENCIES (8.3%)
5.83%, 2/9/06 ....................................   $     2,000     $  2,020
6.21%, 11/7/07 ...................................         2,300        2,398
4.38%, 3/17/10 ...................................         1,000          997
6.25%, 3/5/12, Callable 3/5/07 @ 100 .............         1,500        1,545
4.63%, 10/15/14 # ................................         1,500        1,506
5.50%, 11/1/16 - 11/1/17 .........................         2,884        2,943
6.50%, 11/20/28 - 10/15/33 .......................         3,145        3,285
6.00%, 6/15/33 ...................................           696          716
                                                                     --------
TOTAL U.S. GOVERNMENT
  AGENCIES .......................................                     15,410
                                                                     --------
U.S. TREASURY NOTES (6.0%)
3.00%, 2/15/09 # .................................         1,500        1,446
4.00%, 6/15/09 # .................................         1,000          996
3.63%, 6/15/10 # .................................         2,750        2,689
4.25%, 11/15/13 # ................................         6,000        5,999
                                                                     --------
TOTAL U.S. TREASURY NOTES                                              11,130
                                                                     --------
AFFILIATED SECURITIES (0.0%) +
AmSouth Prime Money Market Fund ..................        81,037           81
                                                                     --------
TOTAL AFFILIATED SECURITIES ......................                         81
                                                                     --------
MUNICIPAL BONDS (1.0%)
Chicago Public Building, 7.00%, 1/1/06 ...........         1,800        1,823
                                                                     --------
TOTAL MUNICIPAL BONDS ............................                      1,823
                                                                     --------
INVESTMENT COMPANIES (0.8%)
AIM Liquid Assets Money Market Fund ..............     1,514,833        1,515
                                                                     --------
TOTAL INVESTMENT COMPANIES .......................                      1,515
                                                                     --------
SHORT-TERM SECURITIES HELD
  AS COLLATERAL FOR
  SECURITIES LENDING (14.9%)
BNY Institutional Cash Reserve Fund ..............    27,498,093       27,498
                                                                     --------
TOTAL SHORT-TERM SECURITIES
  HELD AS COLLATERAL FOR
  SECURITIES LENDING .............................                     27,498
                                                                     --------
TOTAL INVESTMENTS
  (Cost $197,975)^ -- 114.1% .....................                    211,956
Liabilities in excess of other assets --
  (14.1)% ........................................                    (26,777)
                                                                     --------
NET ASSETS -- 100.0% .............................                   $185,179
                                                                     ========

                 See notes to schedule of portfolio investments.

---------------------------------------------------
STRATEGIC PORTFOLIOS:
AGGRESSIVE GROWTH PORTFOLIO
Schedule of Portfolio Investments
---------------------------------------------------
July 31, 2005
(amounts in thousands, except shares)

                                                   Shares       Value
                                                  -------      -------
AFFILIATED SECURITIES (100.1%)
Investment Companies (100.1%)
AmSouth Capital Growth Fund, I Shares .........   754,128      $ 7,850
AmSouth Enhanced Market Fund,
  I Shares ....................................   888,897       10,835
AmSouth International Equity Fund,
  I Shares ....................................   395,050        5,610
AmSouth Large Cap Fund, I Shares ..............   268,763        5,128
AmSouth Limited Term Bond Fund,
  I Shares ....................................        46           --**
AmSouth Mid Cap Fund, I Shares ................   375,908        5,842
AmSouth Prime Money Market Fund,
  I Shares ....................................   494,994          495
AmSouth Select Equity Fund, I Shares ..........   342,268        4,915
AmSouth Small Cap Fund, I Shares (a) ..........   558,162        5,582
AmSouth Value Fund, I Shares ..................   477,366        8,340
                                                               -------
TOTAL AFFILIATED SECURITIES ...................                 54,597
                                                               -------
TOTAL INVESTMENTS
  (Cost $44,800)^ -- 100.1% ...................                 54,597
Liabilities in excess of other assets --
  (0.1)% ......................................                   (140)
                                                               -------
NET ASSETS -- 100.0% ..........................                $54,457
                                                               =======

                 See notes to schedule of portfolio investments.

                             ---------------------------------------------------
                                                           STRATEGIC PORTFOLIOS:
                                                                GROWTH PORTFOLIO
                                               Schedule of Portfolio Investments
                             ---------------------------------------------------
                                                                   July 31, 2005
                                           (amounts in thousands, except shares)

                                                   Shares       Value
                                                  -------      -------
AFFILIATED SECURITIES (100.6%)
Investment Companies (100.6%)
AmSouth Capital Growth Fund, I Shares .........   737,266      $ 7,675
AmSouth Enhanced Market Fund,
  I Shares ....................................   899,200       10,961
AmSouth Government Income Fund,
  I Shares ....................................   265,629        2,566
AmSouth High Quality Bond Fund,
  I Shares ....................................   788,967        8,694
AmSouth International Equity Fund,
  I Shares ....................................   407,615        5,788
AmSouth Large Cap Fund, I Shares ..............   268,827        5,129
AmSouth Limited Term Bond Fund,
  I Shares ....................................   487,383        4,991
AmSouth Mid Cap Fund, I Shares ................   381,382        5,927
AmSouth Prime Money Market Fund,
  I Shares ....................................   638,789          639
AmSouth Select Equity Fund, I Shares ..........   353,389        5,075
AmSouth Small Cap Fund, I Shares (a) ..........   551,419        5,514
AmSouth Value Fund, I Shares ..................   486,716        8,503
                                                               -------
TOTAL AFFILIATED SECURITIES ...................                 71,462
                                                               -------
TOTAL INVESTMENTS
  (Cost $63,260)^ -- 100.6% ...................                 71,462
Liabilities in excess of other assets --
  (0.6)% ......................................                   (432)
                                                               -------
NET ASSETS -- 100.0% ..........................                $71,030
                                                               =======

                 See notes to schedule of portfolio investments.

---------------------------------------------------
STRATEGIC PORTFOLIOS:
GROWTH AND INCOME PORTFOLIO
Schedule of Portfolio Investments
---------------------------------------------------
July 31, 2005
(amounts in thousands, except shares)

                                                    Shares         Value
                                                  ---------      ---------
AFFILIATED SECURITIES (100.0%)
Investment Companies (100.0%)
AmSouth Capital Growth Fund, I Shares .........     928,317       $  9,664
AmSouth Enhanced Market Fund,
  I Shares ....................................   1,164,727         14,198
AmSouth Government Income Fund,
  I Shares ....................................     944,460          9,123
AmSouth High Quality Bond Fund,
  I Shares ....................................   1,760,312         19,399
AmSouth International Equity Fund,
  I Shares ....................................     505,306          7,175
AmSouth Large Cap Fund, I Shares ..............     344,368          6,571
AmSouth Limited Term Bond Fund,
  I Shares ....................................   1,253,124         12,832
AmSouth Mid Cap Fund, I Shares ................     497,192          7,726
AmSouth Prime Money Market Fund,
  I Shares ....................................     998,224            998
AmSouth Select Equity Fund, I Shares ..........     456,027          6,549
AmSouth Small Cap Fund, I Shares (a) ..........     701,854          7,019
AmSouth Value Fund, I Shares ..................     635,667         11,105
                                                                  --------
TOTAL AFFILIATED SECURITIES ...................                    112,359
                                                                  --------
TOTAL INVESTMENTS
  (Cost $99,497)^ -- 100.0% ...................                    112,359
Liabilities in excess of other assets --
  0.0% ........................................                        (30)
                                                                  --------
NET ASSETS -- 100.0% ..........................                   $112,329
                                                                  ========

                See notes to schedule of portfolio investments.

                             ---------------------------------------------------
                                                  STRATEGIC PORTFOLIOS: MODERATE
                                                     GROWTH AND INCOME PORTFOLIO
                                               Schedule of Portfolio Investments
                             ---------------------------------------------------
                                                                   July 31, 2005
                                           (amounts in thousands, except shares)

                                                    Shares        Value
                                                  ---------      --------
AFFILIATED SECURITIES (100.1%)
Investment Companies (100.1%)
AmSouth Capital Growth Fund, I Shares .........     383,425       $ 3,991
AmSouth Enhanced Market Fund,
  I Shares ....................................     401,465         4,894
AmSouth Government Income Fund,
  I Shares ....................................     518,100         5,005
AmSouth High Quality Bond Fund,
  I Shares ....................................   1,038,219        11,440
AmSouth International Equity Fund,
  I Shares ....................................     172,628         2,451
AmSouth Large Cap Fund, I Shares ..............     138,821         2,649
AmSouth Limited Term Bond Fund,
  I Shares ....................................     732,403         7,500
AmSouth Mid Cap Fund, I Shares ................     194,522         3,023
AmSouth Prime Money Market Fund,
  I Shares ....................................     473,786           474
AmSouth Select Equity Fund, I Shares ..........     175,249         2,517
AmSouth Small Cap Fund, I Shares (a) ..........     267,904         2,679
AmSouth Value Fund, I Shares ..................     226,548         3,958
                                                                  -------
TOTAL AFFILIATED SECURITIES ...................                    50,581
                                                                  -------
TOTAL INVESTMENTS
  (Cost $47,404)^ -- 100.1% ...................                    50,581
Other assets in excess of liabilities --
  (0.1)% ......................................                       (24)
                                                                  -------
NET ASSETS -- 100.0% ..........................                   $50,605
                                                                  =======

                See notes to schedule of portfolio investments.

---------------------------------------------------

GOVERNMENT INCOME FUND
Schedule of Portfolio Investments
---------------------------------------------------
July 31, 2005
(amounts in thousands, except shares)

                                           Shares
                                             or
                                          Principal
                                            Amount         Value
                                         -----------     --------
U.S. GOVERNMENT AGENCIES (95.6%)
5.50%, 8/1/08 - 1/1/35 ................. $28,151,360     $ 28,329
4.00%, 2/1/10 ..........................   1,745,894        1,713
7.00%, 8/15/11 - 6/1/31 ................   2,034,447        2,146
6.50%, 1/15/15 - 2/1/34 ................  13,682,478       14,190
7.50%, 4/1/15 - 8/20/30 ................   2,054,546        2,196
8.00%, 7/1/15 - 6/20/30 ................     976,647        1,050
6.00%, 5/1/16 - 1/1/35 .................  34,600,921       35,446
9.50%, 5/15/18 - 8/15/21 ...............      85,921           96
5.00%, 8/1/18 - 2/1/35 .................  67,152,791       66,842
9.00%, 8/15/18 - 9/15/22 ...............      67,299           75
8.50%, 11/15/20 - 2/15/23 ..............      18,274           20
6.75%, 4/15/26 .........................     500,627          526
                                                         --------
TOTAL U.S. GOVERNMENT
  AGENCIES .............................                  152,629
                                                         --------
INVESTMENT COMPANIES (2.2%)
AIM Treasury Money Market Fund .........   3,520,722        3,521
                                                         --------
TOTAL INVESTMENT COMPANIES .............                    3,521
                                                         --------
AFFILIATED SECURITIES (1.8%)
AmSouth Treasury Reserve Money
  Market Fund ..........................   2,833,682        2,834
                                                         --------
TOTAL AFFILIATED SECURITIES ............                    2,834
TOTAL INVESTMENT
  (Cost $160,069)^ -- 102.1% ...........                  158,984
Other assets in excess of liabilities --
  (2.1)% ...............................                      573
                                                         --------
NET ASSETS -- 100.0% ...................                 $159,558
                                                         ========

                See notes to schedule of portfolio investments.

                             ---------------------------------------------------

                                                          LIMITED TERM BOND FUND
                                               Schedule of Portfolio Investments
                             ---------------------------------------------------
                                                                   July 31, 2005
                                           (amounts in thousands, except shares)

                                                    Shares
                                                      or
                                                   Principal
                                                    Amount           Value
                                                  -----------      --------
CORPORATE BONDS (58.6%)
Alabama Power Co., 2.65%, 2/15/06 .............   $       500      $    496
Alabama Power Co., 2.80%, 12/1/06 .............         1,000           981
Asif Global Finance, 3.47%,
  12/11/06 (b) (c) ............................         3,000         2,997
Bank of New York Co., Inc., 3.90%,
  9/1/07 ......................................         1,000           987
Becton, Dickinson and Co., 7.15%,
  10/1/09 .....................................         1,000         1,096
Berkshire Hathaway, Inc.,
  3.38%, 10/15/08 (b) .........................         3,000         2,887
Boeing Capital Corp., 5.65%, 5/15/06 ..........       403,000           408
Bottling Group, LLC, 2.45%, 10/16/06 ..........         1,000           978
Caterpillar Financial Services Corp.,
  2.50%, 10/3/06, MTN .........................         2,000         1,958
Caterpillar Financial Services Corp.,
  3.10%, 5/15/07, MTN .........................           500           489
Chase Manhattan Corp., 7.13%, 2/1/07 ..........         2,500         2,600
Coca-Cola Enterprises, Inc., 2.50%,
  9/15/06 .....................................         1,000           977
Coca-Cola Enterprises, Inc., 5.25%,
  5/15/07 .....................................         1,000         1,015
Colgate-Palmolive Co., 5.34%, 3/27/06 .........         2,000         2,018
Consolidated Edison, Inc., 3.63%,
  8/1/08 # ....................................           500           487
DaimlerChrysler NA Holding,
  7.20%, 9/1/09 ...............................         2,000         2,151
Diageo Capital PLC, 3.50%, 11/19/07 ...........         1,000           980
Diageo Finance BV, 3.00%, 12/15/06 ............         1,000           978
Donaldson Lufkin Jenrette, Inc.,
  6.90%, 10/1/07, MTN .........................         1,500         1,568
Eli Lilly & Co., 5.50%, 7/15/06 ...............         2,000         2,023
Fifth Third Bank, 2.70%, 1/30/07 ..............         2,000         1,947
FleetBoston Financial Corp.,
  4.88%, 12/1/06 ..............................         2,000         2,014
General Electric Capital Corp.,
  3.75%, 12/15/09 .............................         4,000         3,869
Gillette Co., 2.50%, 6/1/08 ...................         2,000         1,904
GlaxoSmithKline Capital PLC, 2.38%,
  4/16/07 .....................................         1,100         1,066
Goldman Sachs Group, Inc., 3.69%,
  1/9/07, MTN (c) .............................         3,000         3,003
GTE California, Inc., 7.65%, 3/15/07 ..........         2,000         2,093
Hartford Life Global Fund, 3.58%,
  9/15/09 (c) .................................         2,000         1,999
IBM Corp., 3.80%, 2/1/08 ......................         1,000           986
Keycorp, 2.75%, 2/27/07, MTN ..................         2,000         1,945
Lehman Brothers Holdings, Inc.,
  3.50%, 8/7/08 ...............................         2,000         1,937
McDonald's Corp., 3.88%, 8/15/07,
  MTN .........................................         3,000         2,967
Merrill Lynch & Co., 4.13%, 9/10/09 ...........         2,000         1,964
National City Bank of Indiana, 2.38%,
  8/15/06 .....................................         2,000         1,959

                                   Continued

---------------------------------------------------

LIMITED TERM BOND FUND
Schedule of Portfolio Investments
---------------------------------------------------
July 31, 2005
(amounts in thousands, except shares)

                                                       Shares
                                                         or
                                                      Principal
                                                       Amount                Value
                                                     -----------            --------
CORPORATE BONDS, continued
Nationwide Life Global Fund, 2.75%,
  5/15/07 (b) ....................................   $     2,000            $  1,938
New York Times Co., 4.63%,
  6/25/07, MTN ...................................         2,000               2,005
Pacific Life Global Funding, 3.75%,
  1/15/09 (b) ....................................         1,000                 974
Premium Asset Trust, 3.81%, 10/8/09 (c)                    2,000               2,000
Procter & Gamble Co., 3.50%, 12/15/08 ............         1,000                 973
Protective Life Secured Trusts, 4.00%,
  10/7/09, MTN ...................................         2,000               1,955
R.R. Donnelley & Sons Co., 5.00%,
  11/15/06 .......................................         1,000               1,004
Sears Credit Account Master Trust,
  6.75%, 9/16/09 .................................         5,000               5,019
SLM Corp., 4.79%, 2/1/10 (c) .....................         2,000               1,935
Smith Enron, 5.97%, 12/15/06 .....................           314                 315
St. Paul Cos., Inc., 5.75%, 3/15/07 ..............         2,500               2,537
SunTrust Banks, Inc., 6.90%, 7/1/07 ..............           510                 532
SunTrust Banks, Inc., 6.25%, 6/1/08 ..............         1,000               1,045
Sysco Corp., 7.25%, 4/15/07 ......................         1,115               1,164
Target Corp., 3.38%, 3/1/08 ......................           800                 781
Toyota Motor Credit Corp., 5.65%,
  1/15/07 ........................................         3,000               3,051
U.S. Bancorp, 2.75%, 3/30/06 .....................         2,000               1,983
United Technologies Corp., 4.88%,
  11/1/06 ........................................         2,000               2,016
UnitedHealth Group, Inc., 5.20%, 1/17/07 .........         1,000               1,010
UnitedHealth Group, Inc., 3.38%, 8/15/07 .........         1,035               1,013
Univision Communications, Inc., 2.88%,
  10/15/06 .......................................         1,500               1,467
USAA Capital Corp., 4.00%, 12/10/07,
  MTN (b) ........................................         2,200               2,179
Vulcan Materials Co., 6.40%, 2/1/06 ..............         2,500               2,522
Wells Fargo & Co., 3.50%, 9/15/06 (c) ............         1,000               1,001
                                                                            --------
TOTAL CORPORATE BONDS ............................                            98,146
                                                                            --------
U.S. TREASURY OBLIGATIONS (19.6%)
2.00%, 5/15/06 # .................................         8,500               8,380
2.25%, 2/15/07 # .................................        25,000              24,365
                                                                            --------
TOTAL U.S. TREASURY
  OBLIGATIONS ....................................                            32,745
                                                                            --------
U.S. GOVERNMENT AGENCIES (19.5%)
Fannie Mae (2.9%)
3.41%, 8/30/07, Callable 9/1/05 # ................         5,000               4,911
                                                                            --------
Federal Farm Credit Bank (4.1%)
2.38%, 12/23/05, Callable 8/16/05 ................         5,000               4,969
2.70%, 11/24/06 ..................................         2,000               1,962
                                                                            --------
                                                                               6,931
                                                                            --------

                                    Continued

                                                       Shares
                                                         or
                                                      Principal
                                                       Amount                Value
                                                     -----------            --------
U.S. GOVERNMENT AGENCIES, continued
Federal Home Loan Bank (8.3%)
3.31%, 9/16/05, (c) ..............................   $     2,000            $  2,000
2.25%, 10/18/05 ..................................         2,000               1,994
2.38%, 8/15/06 ...................................        10,000               9,823
                                                                            --------
                                                                              13,817
                                                                            --------
Freddie Mac (3.6%)
3.75%, 8/3/07, Callable 8/3/05 ...................         6,000               5,944
                                                                            --------
Government National Mortgage Assoc. (0.6%)
8.00%, 12/15/07 - 4/15/10 ........................           573                 613
7.50%, 4/15/09 - 8/15/11 .........................           226                 241
8.50%, 9/15/09 - 12/15/09 ........................            83                  89
                                                                            --------
                                                                                 943
                                                                            --------
TOTAL U.S. GOVERNMENT
  AGENCIES .......................................                            32,546
                                                                            --------
INVESTMENT COMPANIES (0.6%)
Goldman Sachs Financial Square
  Prime Obligations ..............................     1,007,419               1,007
                                                                            --------
TOTAL INVESTMENT COMPANIES                                                     1,007
                                                                            --------
AFFILIATED SECURITIES (0.7%)
AmSouth Prime Money Market Fund ..................     1,166,367               1,166
AmSouth Treasury Reserve Money
  Market Fund ....................................           737                   1
                                                                            --------
TOTAL AFFILIATED SECURITIES ......................                             1,167
                                                                            --------
SHORT-TERM SECURITIES HELD
  AS COLLATERAL FOR
  SECURITIES LENDING (11.6%)
BNY Institutional Cash Reserve Fund ..............    17,935,657              17,936
                                                                            --------
TOTAL SHORT-TERM SECURITIES
  HELD AS COLLATERAL FOR
  SECURITIES LENDING .............................                            17,936
                                                                            --------
TOTAL INVESTMENTS
  (Cost $185,953)^ -- 110.6% .....................                           182,540
Liabilities in excess of other assets --
  (10.6)% ........................................                           (15,943)
                                                                            --------
NET ASSETS -- 100.0% .............................                          $166,597
                                                                            ========

                 See notes to schedule of portfolio investments.

                             ---------------------------------------------------

                                                          HIGH QUALITY BOND FUND
                                               Schedule of Portfolio Investments
                             ---------------------------------------------------
                                                                   July 31, 2005
                                           (amounts in thousands, except shares)

                                                 Shares
                                                  or
                                               Principal
                                                 Amount               Value
                                              ------------          --------
CORPORATE BONDS (43.2%)
Alabama Power Co., 7.13%, 10/1/07 ........... $      1,700          $  1,793
Alcoa, Inc., 7.38%, 8/1/10 ..................        4,000             4,475
Asif Global Financing, 3.85%,
  11/26/07, (b) .............................        5,000             4,908
Baltimore Gas & Electric, 7.50%, 1/15/07.....        3,100             3,232
Bank of New York Co., Inc. Series G,
  4.95%, 3/15/15, MTN .......................        2,000             2,002
Bank One, Texas NA, 6.25%, 2/15/08 ..........        1,000             1,043
Bear Stearns Cos., Inc., 4.00%, 1/31/08 .....        2,800             2,768
Berkshire Hathaway, Inc., 3.38%,
  10/15/08, (b) .............................        3,000             2,887
Black & Decker Corp., 4.75%, 11/1/14 ........        4,500             4,353
Bottling Group, LLC, 2.45%, 10/16/06 # ......        5,500             5,381
Branch Banking & Trust, 4.88%, 1/15/13 ......        4,500             4,517
British Columbia, 4.63%, 10/3/06 ............        3,000             3,018
Caterpillar Financial Services Corp.,
  2.50%, 10/3/06, MTN .......................        2,100             2,056
Caterpillar Financial Services Corp.,
  3.10%, 5/15/07, MTN # .....................        2,300             2,249
Caterpillar, Inc., 6.55%, 5/1/11 # ..........        1,000             1,089
Chubb Corp., 6.00%, 11/15/11 ................        1,000             1,062
Clorox Co., 6.13%, 2/1/11 ...................          500               535
Colgate-Palmolive Co., 5.34%, 3/27/06 .......        4,400             4,439
Comcast Cable Communication Inc Nt
  6.75%, 1/30/11 ............................        5,000             5,437
Conoco, Inc., 6.35%, 4/15/09 ................        1,000             1,064
DaimlerChrysler NA Holding Corp.,
  6.50%, 11/15/13 # .........................        6,000             6,468
Devon Financing Corp., ULC, 6.88%,
  9/30/11 ...................................        5,000             5,520
Duke Energy Corp., 6.25%, 1/15/12 ...........        5,000             5,365
Fifth Third Bank, 2.70%, 1/30/07 ............        1,000               974
First Data Corp., 4.70%, 11/1/06 ............        7,000             7,036
FleetBoston Financial Corp., 4.88%,
  12/1/06 ...................................        2,100             2,114
Ford Motor Credit Co., 6.25%, 12/8/05 # .....        3,485             3,502
General Electric Co., 5.00%, 2/1/13 .........       12,000            12,142
Georgia Power Co., 4.00%, 1/15/11 ...........        3,000             2,882
GlaxoSmithKline Capital PLC, 2.38%,
  4/16/07 ...................................        1,000               969
GTE California, Inc., 7.65%, 3/15/07 ........        1,000             1,046
GTE California, Inc., 6.70%, 9/1/09 .........        1,500             1,586
Honeywell, Inc., 7.00%, 3/15/07 .............        2,000             2,082
Hormel Foods Corp., 6.63%, 6/1/11 ...........        7,000             7,692
Household Finance Corp., 6.50%,
  1/24/06 # .................................        5,000             5,059
IBM Corp., 5.38%, 2/1/09 ....................        5,000             5,145
International Paper Co., 5.30%, 4/1/15 ......        5,000             4,925
John Deere Capital Corp, 7.00%, 3/15/12 .....        6,000             6,750
John Hancock Financial Services, Inc.,
  5.63%, 12/1/08 ............................        5,000             5,159
Kimberly-Clark Corp., 7.10%, 8/1/07 .........        1,700             1,787

                                   Continued

                                                  Shares
                                                    or
                                                Principal
                                                  Amount             Value
                                              ------------          --------
CORPORATE BONDS, continued
Lehman Brothers Holdings, Inc.,
  3.50%, 8/7/08 ............................. $      6,000          $  5,811
May Department Stores Co., 7.90%,
  10/15/07 ..................................        1,000             1,059
McDonald's Corp., 5.38%, 4/30/07, MTN........        2,000             2,033
McDonald's Corp., 5.35%, 9/15/08 ............        5,500             5,658
McDonald's Corp., 6.00%, 4/15/11, MTN........          700               745
McDonnell Douglas Corp., 6.88%, 11/1/06......        2,145             2,209
Mellon Funding Corp., 6.40%, 5/14/11 ........        2,000             2,167
MetLife, Inc., 6.13%, 12/1/11 ...............        1,000             1,068
NationsBank Corp., 7.75%, 8/15/15 ...........        1,100             1,330
New York Times Co., 4.63%,
  6/25/07, MTN ..............................        2,800             2,808
Nike, Inc., 5.50%, 8/15/06 ..................        3,500             3,552
Northern Trust Co., 7.10%, 8/1/09 ...........        6,000             6,518
Pharmacia Corp., 5.75%, 12/1/05 .............        2,600             2,617
Phillips Petroleum Co., 6.38%, 3/30/09 ......        2,000             2,126
Protective Life Secured Trusts, 4.00%,
  10/7/09, MTN ..............................        3,500             3,421
Prudential Funding LLC, 6.60%,
  5/15/08, (b) ..............................        6,000             6,338
Sara Lee Corp., 6.15%, 6/19/08, MTN .........        5,625             5,817
Sears Credit Account Master Trust,
  6.75%, 9/16/09 ............................        5,000             5,019
Smith Enron, 5.97%, 12/15/06 ................          486               487
St. Paul Cos., Inc., 5.75%, 3/15/07 .........        9,125             9,261
State Street Corp., 7.65%, 6/15/10 ..........        5,000             5,685
SunTrust Bank, Inc., 6.38%, 4/1/11 ..........          500               540
SunTrust Banks, Inc., 7.38%, 7/1/06 .........        3,159             3,231
Target Corp., 5.88%, 3/1/12 .................        3,500             3,730
Texaco Capital, 7.09%, 2/1/07 ...............        4,000             4,147
Time Warner, Inc., 6.88%, 5/1/12 ............        5,900             6,571
Unilever Capital Corp., 7.13%, 11/1/10 ......        5,000             5,552
UnitedHealth Group, Inc., 5.00%, 8/15/14.....        5,000             5,047
US Bank NA, 3.75%, 2/6/09 ...................        2,000             1,942
Vulcan Materials Co., 6.00%, 4/1/09 .........        2,000             2,100
Wachovia Corp., 6.61%, 10/1/25 ..............        1,875             2,144
Wal-Mart Stores, Inc., 5.45%, 8/1/06 # ......        4,500             4,549
Wisconsin Electric Power, 6.63%,
  11/15/06 ..................................        3,500             3,595
                                                                    --------
TOTAL CORPORATE BONDS .......................                        265,388
                                                                    --------
U.S. TREASURY OBLIGATIONS (33.0%)
3.00%, 2/15/09 ++ # .........................       10,000             9,639
4.25%, 11/15/13 # ...........................       43,200            43,195
7.50%, 11/15/16 # ...........................       19,000            24,226
6.25%, 8/15/23 # ............................       43,900            52,934
5.50%, 8/15/28 # ............................       29,000            32,958
3.12%, 10/6/05 ..............................        4,300             4,275
3.63%, 6/15/10 ..............................       36,000            35,207
                                                                    --------
TOTAL U.S. TREASURY
  OBLIGATIONS ...............................                        202,434
                                                                    --------

                                   Continued

---------------------------------------------------

HIGH QUALITY BOND FUND
Schedule of Portfolio Investments
---------------------------------------------------
July 31, 2005
(amounts in thousands, except shares)

                                                    Shares
                                                      or
                                                  Principal
                                                    Amount          Value
                                                 -----------      --------
U.S. GOVERNMENT AGENCIES (20.7%)
3.39%, 10/3/05, (c) ............................ $     4,000      $  3,999
2.38%, 8/15/06 .................................       5,000         4,911
3.27%, 1/3/07, (c) .............................       2,000         2,000
2.63%, 1/19/07 .................................      10,000         9,783
7.13%, 3/15/07 .................................       5,000         5,230
3.75%, 8/3/07, Callable 8/3/05 @ 100 ...........      21,000        20,804
3.52%, 1/28/08 .................................       5,000         4,913
3.75%, 9/15/08, Callable 9/15/05 @ 100 .........      21,000        20,627
8.00%, 5/15/10 .................................          57            61
6.50%, 8/15/11 - 12/15/32 ......................      14,464        15,117
7.50%, 8/15/11 .................................          86            91
7.00%, 9/15/11 - 5/15/32 .......................       2,631         2,776
4.88%, 11/15/11 ................................       7,000         7,119
6.25%, 3/5/12, Callable 3/5/07 @ 100 # .........      10,000        10,302
4.50%, 1/15/15 # ...............................       6,000         5,971
5.50%, 12/1/17 .................................       9,735         9,934
6.00%, 7/1/33 ..................................       3,230         3,301
                                                                  --------
TOTAL U.S. GOVERNMENT
  AGENCIES .....................................                   126,939
                                                                  --------
INVESTMENT COMPANIES (0.8%)
Goldman Sachs Financial Square
  Prime Obligations Fund .......................   4,749,094         4,749
                                                                  --------
TOTAL INVESTMENT COMPANIES .....................                     4,749
                                                                  --------
AFFILITED SECURITIES (0.7%)
AmSouth Prime Money Market Fund ................   4,034,539         4,034
AmSouth Treasury Reserve Money
  Market Fund ..................................       9,585            10
                                                                  --------
TOTAL AFFILIATED SECURITIES ....................                     4,044
                                                                  --------
MUNICIPAL BONDS (0.2%)
Atlanta Downtown Development Lease
  Revenue Bond, 6.88%, 2/1/21 ..................         800           949
                                                                  --------
TOTAL MUNICIPAL BONDS ..........................                       949
                                                                  --------
SHORT-TERM SECURITIES HELD
  AS COLLATERAL FOR
  SECURITIES LENDING (22.5%)
BNY Institutional Cash Reserve Fund ............ 137,871,705       137,872
                                                                  --------
TOTAL SHORT-TERM SECURITIES
  HELD AS COLLATERAL FOR
  SECURITIES LENDING ...........................                   137,872
                                                                  --------
TOTAL INVESTMENTS
  (Cost $727,064)^ -- 121.1% ...................                   742,375
Liabilities in excess of other assets --
  (21.1)% ......................................                  (129,313)
                                                                  --------
NET ASSETS -- 100.0% ...........................                  $613,062
                                                                  ========

                See notes to schedule of portfolio investments.

                             ---------------------------------------------------
                                                                    HIGH QUALITY
                                                             MUNICIPAL BOND FUND
                                               Schedule of Portfolio Investments
                             ---------------------------------------------------
                                                                   July 31, 2005
                                           (amounts in thousands, except shares)

                                                  Principal
                                                   Amount         Value
                                                 ----------      --------
MUNICIPAL BONDS (96.2%)
Alabama (32.0%)
Alabama 21st Century Authority Tobacco
  Settlement Revenue, 5.13%, 12/1/05 .........   $    1,000      $  1,009
Alabama 21st Century Authority Tobacco
  Settlement Revenue, 5.25%, 12/1/06 .........        1,000         1,036
Alabama State Agriculture & Mechanical
  University, Revenue, 4.55%, 11/1/09,
  Callable 5/1/08 @ 102, MBIA ................        2,245         2,362
Alabama State Agriculture & Mechanical
  University, Revenue, 4.65%, 11/1/10,
  Callable 5/1/08 @ 102, MBIA ................        2,355         2,488
Alabama State Public School &
  College Authority, 5.13%, 11/1/14,
  Callable 11/1/08 @ 101.5, FSA ..............        8,000         8,516
Alabama State Water Pollution Control
  Authority, Revolving Fund, Series B,
  5.25%, 8/15/08, Callable 8/15/06 @ 100,
  AMBAC ......................................        1,095         1,121
Alabama State Water Pollution Control
  Authority, Revolving Fund, Series B,
  5.38%, 8/15/10, Callable 8/15/06 @ 100,
  AMBAC ......................................          860           881
Alabama State Water Pollution Control
  Authority, Revolving Fund, Series B,
  5.40%, 8/15/11, Callable 8/15/06 @ 100,
  AMBAC ......................................        1,840         1,886
Alabama State Water Pollution Control
  Authority, Revolving Fund, Series B,
  5.50%, 8/15/16, Callable 8/15/06 @ 100,
  AMBAC ......................................        3,890         3,990
Alabama State, Series E, GO, 4.00%,
  9/1/08 .....................................        2,855         2,930
Athens, Warrants, GO, 1.85%, 2/1/06,
  MBIA .......................................          680           676
Athens, Warrants, GO, 2.35%, 2/1/07,
  MBIA .......................................          690           681
Auburn University, University Revenues,
  General Fee, 5.00%, 6/1/13,
  Callable 6/1/12 @ 100, AMBAC ...............        4,800         5,194
Auburn University, University Revenues,
  General Fee, Series A, 5.50%, 6/1/12,
  Callable 6/1/11 @ 100, MBIA ................        2,125         2,342
Birmingham, Capital Improvements,
  Series A, GO, 4.75%, 10/1/10,
  Callable 4/1/08 @ 102 ......................        1,340         1,410
Birmingham, Capital Improvements,
  Series A, GO, 4.85%, 10/1/11,
  Callable 4/1/08 @ 102 ......................        1,430         1,504
Birmingham, Capital Improvements,
  Series B, GO, 4.80%, 10/1/08,
  Callable 4/1/07 @ 102 ......................        1,040         1,087
Birmingham, Industrial Water Board,
  Industrial Water Supply, 6.20%, 7/1/08,
  Prerefunded 1/1/07 @ 100 ...................        1,440         1,494

                                   Continued

                             ---------------------------------------------------
                                                                    HIGH QUALITY
                                                             MUNICIPAL BOND FUND
                                               Schedule of Portfolio Investments
                             ---------------------------------------------------
                                                                   July 31, 2005
                                           (amounts in thousands, except shares)

                                                    Principal
                                                     Amount              Value
                                                   ----------           --------
MUNICIPAL BONDS, continued
Alabama, continued
Birmingham, Special Care Facilities
  Funding Authority, Series D, 4.95%,
  11/1/14, Prerefunded 11/1/07 @ 100 ...........   $    2,235           $  2,297
Clark & Mobile County, Gas District,
  5.60%, 12/1/17, Callable 12/1/06 @ 102,
  MBIA .........................................        1,045              1,100
Decatur, Warrants, Series A, GO,
  2.25%, 12/1/05 ...............................          435                434
Decatur, Warrants, Series A, GO,
  2.40%, 12/1/06 ...............................          205                203
Decatur, Warrants, Series A, GO,
  2.50%, 12/1/07 ...............................          210                206
Decatur, Warrants, Series B, GO,
  2.25%, 12/1/05 ...............................          215                215
Decatur, Warrants, Series B, GO,
  2.40%, 12/1/06 ...............................          100                 99
Decatur, Warrants, Series B, GO,
  2.50%, 12/1/07 ...............................          140                137
Decatur, Warrants, Series C, GO,
  2.50%, 8/1/05 ................................          245                245
Decatur, Warrants, Series C, GO,
  2.88%, 8/1/06 ................................          200                200
Decatur, Warrants, Series C, GO,
  2.88%, 8/1/07 ................................          220                220
Decatur, Warrants, Series D, GO,
  2.50%, 8/1/05 ................................          580                580
Decatur, Warrants, Series D, GO,
  2.88%, 8/1/07 ................................          610                609
Dothan, GO, 5.05%, 9/1/09, FSA .................          905                970
Dothan, GO, 5.10%, 9/1/10,
  Callable 9/1/09 @ 101, FSA ...................        1,515              1,631
Florence Water, Series B, 4.70%, 12/1/13,
  Callable 12/1/08 @ 102, FSA ..................        1,025              1,076
Florence, Warrants, GO, 4.00%, 9/1/13,
  FSA ..........................................        1,340              1,372
Florence, Warrants, GO, 4.00%, 9/1/14,
  Callable 3/1/14 @ 100, FSA ...................        1,245              1,269
Florence, Warrants, Series A, GO,
  4.35%, 12/1/07, FSA ..........................          390                402
Florence, Warrants, Series A, GO,
  2.40%, 9/1/08, MBIA ..........................        1,370              1,331
Florence, Warrants, Series A, GO,
  4.40%, 12/1/08, FSA ..........................          405                421
Florence, Warrants, Series A, GO,
  4.50%, 12/1/09, FSA ..........................          425                447
Florence, Warrants, Series A, GO,
  4.60%, 12/1/10, ..............................
Callable 12/1/08 @ 102 FSA .....................          445                473
Florence, Warrants, Series B, GO,
  4.35%, 12/1/07, FSA ..........................          790                813
Florence, Warrants, Series B, GO,
  4.40%, 12/1/08, FSA ..........................          825                858

                                   Continued

                                                    Principal
                                                      Amount             Value
                                                   ----------           --------
MUNICIPAL BONDS, continued
Alabama, continued
Florence, Warrants, Series B, GO, 4.50%,
  12/1/09, Callable 12/1/08 @ 102, FSA .........   $      865           $    909
Florence, Warrants, Series B, GO, 4.60%,
  12/1/10, Callable 12/1/08 @ 102, FSA .........          900                956
Homewood Board of Education, Warrants,
  Capital Outlay, 4.00%, 2/1/10, FSA ...........        1,085              1,117
Homewood Board of Education, Warrants,
  Capital Outlay, 4.00%, 2/1/11, FSA ...........        1,000              1,027
Homewood Board of Education, Warrants,
  Capital Outlay, 4.00%, 2/1/12, FSA ...........        1,010              1,035
Huntsville, Series A, GO, 4.75%, 11/1/18,
  Callable 11/1/08 @ 101 .......................        1,445              1,514
Huntsville Electric, 4.60%, 12/1/09,
  Callable 12/1/07 @ 102 .......................          550                576
Huntsville Electric, 4.70%, 12/1/10,
  Callable 12/1/07 @ 102 .......................          660                692
Huntsville Electric, 4.80%, 12/1/11,
  Callable 12/1/07 @ 102 .......................          680                714
Huntsville, Water Treatment Systems,
  Series A, GO, 5.13%, 5/1/20,
  Callable 5/1/12 @ 102, OID ...................        1,895              2,068
Jefferson County, Warrants, GO,
  5.10%, 2/15/10, FSA ..........................        1,000              1,076
Madison Water & Wastewater Board,
  Water & Sewer Revenue, 4.60%,
  12/1/11, AMBAC ...............................          725                769
Mobile County, Warrants, GO, 5.25%,
  8/1/12, FSA ..................................        6,165              6,801
Mobile County, Warrants, GO, 5.25%,
  8/1/13, FSA ..................................        3,440              3,816
Mobile, Warrants, GO, 4.85%, 2/15/09 ...........        1,230              1,244
Montgomery Downtown Redevelopment
  Authority, Lease Revenue, 5.00%,
  10/1/08, MBIA ................................        1,895              2,001
Montgomery, Warrants, GO, 5.00%,
  5/1/11, AMBAC ................................        1,530              1,653
Montgomery, Warrants, GO, 5.25%,
  5/1/12, AMBAC ................................        2,545              2,799
Montgomery, Waterworks & Sanitation
  Sewer Board, Water & Sewer
  Systems Revenue, 5.25%, 9/1/18,
  Callable 9/1/11 @ 101, AMBAC .................        4,125              4,496
Shelby County Board of Education
  Warrants, Capital Outlay, 4.80%, 2/1/10,
  Callable 2/1/09 @ 101, AMBAC .................        1,005              1,064
University of Alabama General Fee,
  4.60%, 6/1/09, Unrefunded Portion,
  OID, MBIA ....................................          890                929
University of Alabama General Fee,
  4.60%, 6/1/09, Prerefunded 6/1/07 @
  102, OID, MBIA ...............................          310                326

                                   Continued

---------------------------------------------------
HIGH QUALITY
MUNICIPAL BOND FUND
Schedule of Portfolio Investments
---------------------------------------------------
July 31, 2005
(amounts in thousands, except shares)

                                                  Principal
                                                   Amount              Value
                                                 ----------           --------
MUNICIPAL BONDS, continued
Alabama, continued
University of Alabama General Fee,
  4.70%, 6/1/10, Prerefunded 6/1/07 @ 102,
  OID, MBIA ..................................   $      340           $    358
University of Alabama General Fee,
  4.70%, 6/1/10, Unrefunded Portion,
  OID, MBIA ..................................          960              1,002
University of Alabama General Fee,
  4.75%, 6/1/11, Unrefunded Portion,
  OID, MBIA ..................................        1,105              1,151
University of Alabama General Fee,
  4.75%, 6/1/11, Prerefunded 6/1/07 @ 102,
  OID, MBIA ..................................          395                416
University of South Alabama, University
  Revenues, Tuition, 4.70%, 11/15/08,
  Callable 5/15/06 @ 102, OID, AMBAC .........        2,185              2,256
                                                                      --------
                                                                       100,980
                                                                      --------
Arizona (3.3%)
Arizona School Facilities, Board Revenue,
  State School Improvement, 5.50%, 7/1/10.....        3,000              3,304
Phoenix Arizona Civic Improvement
  Corporation, Wastewater System
  Revenue, 5.25%, 7/1/14, MBIA ...............        6,305              7,046
                                                                      --------
                                                                        10,350
                                                                      --------
California (2.0%)
Franklin-McKinley School District, GO,
  6.00%, 7/1/16, FSA .........................        1,000              1,193
San Mateo County Transit District,
  Sales Tax Revenue Series A, 5.25%,
  6/1/16, Callable 6/1/09 @ 101, FSA .........        4,765              5,122
                                                                      --------
                                                                         6,315
                                                                      --------
Colorado (2.1%)
Central Platte Valley Metropolitan
  District, 5.20%, 12/1/17, Prerefunded
  12/1/09 @ 101, OID, ACA ....................        5,940              6,468
                                                                      --------
Connecticut (1.9%)
Connecticut State, Special Tax Obligation
  Revenue, 5.25%, 7/1/17, AMBAC ..............        5,385              6,100
                                                                      --------
Florida (8.6%)
Collier County, GO, 5.00%, 1/1/13,
  AMBAC ......................................        3,805              4,165
Dade County, Series DD, GO, 7.70%,
  10/1/08, AMBAC .............................        1,760              2,006
Dade County, Series DD, GO, 7.70%,
  10/1/12, AMBAC .............................        1,000              1,280
Jacksonville, Water & Sewer District,
  Revenue, 5.00%, Prerefunded 9/30/08 @
  101, OID, MBIA .............................        9,550              9,960
Key West Utilities Board, Electric
  Revenue, 6.00%, 10/1/13, AMBAC .............        2,450              2,855

                                   Continued

                                                  Principal
                                                    Amount             Value
                                                 ------------         --------
MUNICIPAL BONDS, continued
Florida, continued
Seminole County, Water and
  Sewer Revenue, 5.00%, 10/1/16,
  Callable 10/1/15 @ 100 .....................   $    3,880           $  4,252
Seminole County, Water and Sewer
  Revenue, 6.00%, 10/1/19, OID,
  ETM, MBIA ..................................        2,060              2,450
                                                                      --------
                                                                        26,968
                                                                      --------
Georgia (2.0%)
Georgia State, Series B, GO, Public
  Improvements, 5.75%, 8/1/17 ................        3,500              4,145
Gwinnett County, Water and
  Sewer Revenue, 4.00%, 8/1/17,
  Callable 8/1/15 @ 100 ......................        2,000              2,018
                                                                      --------
                                                                         6,163
                                                                      --------
Hawaii (0.8%)
Hawaii State Highway Revenue, Series A,
  5.00%, 7/1/18, Callable 7/1/15 @ 100,
  FSA ........................................        2,280              2,473
                                                                      --------
Illinois (2.3%)
Chicago, Series A, GO, Refunding Bonds,
  5.00%, 1/1/15, FSA .........................        5,000              5,450
Will County Forest Preservation District,
  Series B, 0.00%, 12/1/18, OID, FGIC ........        3,000              1,660
                                                                      --------
                                                                         7,110
                                                                      --------
Kentucky (0.7%)
Carrollton & Henderson Public Energy
  Authority, Gas Revenue, Series A,
  5.00%, 1/1/09, FSA .........................        2,000              2,099
                                                                      --------
Louisiana (2.0%)
Louisiana Local Government
  Environmental Facilities, Community
  Development Authority Revenue, Capital
  Projects & Equipment Acquisition,
  5.25%, 12/1/18, AMBAC ......................        1,085              1,205
Louisiana State, Series A, GO, 4.50%,
  10/15/20, Callable 10/15/14 @ 100,
  AMBAC ......................................        5,000              5,129
                                                                      --------
                                                                         6,334
                                                                      --------
Maryland (2.2%)
Prince Georges County, Series C, GO,
  5.00%, 12/1/15, Callable 12/1/14 @ 100 .....        2,045              2,234
Prince Georges County, Series E, GO,
  5.00%, 12/1/15, Callable 12/1/14 @ 100 .....        4,175              4,562
                                                                      --------
                                                                         6,796
                                                                      --------
Massachusetts (3.1%)
Massachusetts Bay Transportation
  Authority, Sales Tax Revenue, Series C,
  5.50%, 7/1/17 ..............................        8,520              9,817
                                                                      --------

                                   Continued

                             ---------------------------------------------------
                                                                    HIGH QUALITY
                                                             MUNICIPAL BOND FUND
                                               Schedule of Portfolio Investments
                             ---------------------------------------------------
                                                                   July 31, 2005
                                           (amounts in thousands, except shares)

                                                  Principal
                                                    Amount              Value
                                                  ----------           --------
MUNICIPAL BONDS, continued
Minnesota (0.7%)
Centennial Independent School District
  No. 12, Series A GO, 5.60%, 2/1/07,
  MBIA ........................................   $    2,175           $  2,264
                                                                       --------
Missouri (0.7%)
Fort Zumalt School District, GO, 5.00%,
  3/1/16, Callable 3/1/15 @ 100 ...............        1,955              2,135
                                                                       --------
New Jersey (3.6%)
New Jersey State Highway Authority,
  Garden State Parkway General Revenue,
  5.50%, 1/1/13, ETM, FGIC ....................       10,000             11,281
                                                                       --------
Ohio (3.3%)
Ohio State Higher Education, Series A,
  GO, 5.20%, 2/1/10 ...........................        9,700             10,489
                                                                       --------
Oklahoma (0.6%)
Moore, GO, 5.75%, 4/1/12, MBIA ................        1,530              1,734
                                                                       --------
Oregon (2.5%)
Salem, GO, 4.45%, 12/1/10,
  Callable 6/1/09 @ 100, OID, FSA .............        2,365              2,452
Washington County Criminal Justice
  Facilities, GO, 5.00%, 12/1/09,
  Callable 12/1/07 @ 100 ......................        5,285              5,511
                                                                       --------
                                                                          7,963
                                                                       --------
Pennsylvania (3.6%)
Pennsylvania State, GO, 5.38%, 7/1/17 .........       10,000             11,333
                                                                       --------
Tennessee (2.0%)
Metropolitan Government, Nashville &
  Davidson County, Davidson County,
  Industrial Development Multi-Family
  Housing, Arbor, Series B, 7.50%,
  11/15/10, Prerefunded 5/15/10 @ 100 .........        2,050              2,420
Metropolitan Government, Nashville &
  Davidson County, Industrial
  Development Board, Revenue, Multi-
  Family Housing, Arbor, Series C, 7.50%,
  11/15/12, Prerefunded 5/15/12 @100 ..........        1,000              1,244
Shelby County, Series A, GO,
  Refunding Bonds, 4.75%, 4/1/19,
  Callable 4/1/15 @ 100, AMBAC ................        2,405              2,544
                                                                       --------
                                                                          6,208
                                                                       --------
Texas (8.7%)
Austin Texas, GO, 5.00%, 9/1/16,
  Callable 3/1/15 @ 100, MBIA .................        2,000              2,176
Dallas County, Series A, GO,
  5.25%, 8/15/09 ..............................        3,000              3,161
Harris County, Housing Financial Corp.,
  Multi-Family Housing Revenue,
  Breton Mill Partners, 7.00%, 3/1/07,
  Prerefunded 2/15/07 @ 100 ...................        1,000              1,063

                                   Continued

                                                   Principal
                                                    Amount               Value
                                                  ----------           --------
MUNICIPAL BONDS, continued
Texas, continued
Katy Independent School District,
  Series A, GO, 4.50%, 2/15/20, Callable
  2/15/08 @ 100, OID, PSF-GTD .................   $    3,600           $  3,634
Lubbock Health Facilities Development
  Corp., Hospital Revenue, Methodist
  Hospital, Series B, 6.75%, 12/1/10,
  ETM, AMBAC ..................................        1,000              1,168
Mesquite Independent School District,
  Series A, GO, 4.70%, 8/15/08, Callable
  8/15/07 @ 100, OID, PSF-GTD .................        4,000              4,127
Richardson Independent School District
  Series C, 4.75%,, 2/15/22, Callable
  2/15/08 @ 100, OID, PSF-GTD .................        1,000              1,018
San Antonio, Series A, GO, 4.75% 2/1/19,
  Prerefunded 2/1/09 @ 100, OID ...............           10                 11
San Antonio, Series A, GO, 4.75%,
  2/1/19, Unrefunded Portion,
  Callable 2/1/09 @ 100, OID ..................        1,580              1,629
Texas State, Public Finance Authority,
  Series A, GO, 5.25%, 10/1/08 ................        7,965              8,471
Whitehouse Independent School
  District, GO, 4.80%, 2/15/12, Callable
  2/15/08 @ 100, OID, PSF-GTD .................        1,000              1,035
                                                                       --------
                                                                         27,493
                                                                       --------
Washington (6.7%)
King & Snohomish County School District,
  School District No. 417 - Northshore,
  GO, 5.00%, 6/1/16, Callable 6/1/15 @
  100, FSA, SBG ...............................        3,000              3,272
King County Public Hospital District
  No. 002, GO, 5.25%, 12/1/13,
  Callable 12/1/08 @ 101, MBIA ................        1,095              1,165
King County School District No. 406,
  South Central, GO, 5.00%, 12/1/17,
  Callable 12/1/14 @ 100, FSA SBG .............        3,000              3,224
Snohomish County, GO, 3.13%,
  12/1/11, OID ................................        1,225              1,177
Washington State, GO, 5.75%, 9/1/08, OID               6,500              6,988
Washington State, Series 2-A, GO, 5.00%,
  7/1/10, FSA .................................        5,000              5,373
                                                                       --------
                                                                         21,199
                                                                       --------
Wisconsin (0.8%)
Wisconsin State Health & Educational
  Facilities Authority, Revenue,
  Wheaton Franciscan Services, Inc.,
  6.10%, 8/15/09, OID, MBIA ...................        2,420              2,668
                                                                       --------
TOTAL MUNICIPAL BONDS .........................                         302,740
                                                                       --------

                                   Continued

---------------------------------------------------
HIGH QUALITY
MUNICIPAL BOND FUND
Schedule of Portfolio Investments
---------------------------------------------------
July 31, 2005
(amounts in thousands, except shares)

                                                 Principal
                                                  Amount         Value
                                                ----------      --------
INVESTMENT COMPANIES (0.8%)
Goldman Sachs Tax-Free Money
  Market Fund ...............................   $2,427,986      $  2,428
                                                                --------
TOTAL INVESTMENT COMPANIES ..................                      2,428
                                                                --------
AFFILIATED SECURITIES (0.1%)
AmSouth Tax-Exempt Money
  Market Fund ...............................      192,030           192
                                                                --------
TOTAL AFFILIATED SECURITIES .................                        192
                                                                --------
TOTAL INVESTMENTS
  (Cost $296,420)^ -- 97.1% .................                    305,360
Other assets in excess of liabilities -- 2.9%                      8,937
                                                                --------
NET ASSETS -- 100.0% ........................                   $314,297
                                                                ========

                See notes to schedule of portfolio investments.

                             ---------------------------------------------------

                                                         FLORIDA TAX-EXEMPT FUND
                                               Schedule of Portfolio Investments
                             ---------------------------------------------------
                                                                   July 31, 2005
                                           (amounts in thousands, except shares)

                                                         Principal
                                                           Amount         Value
                                                       -------------   ----------
MUNICIPAL BONDS (94.8%)
Florida (94.8%)
Altamonte Springs, Health Facilities
  Authority, Hospital Revenue, Series 1,
  5.60%, 10/1/10, ETM1 .............................   $      545      $   593
Boca Raton, GO, 3.38%, 7/1/15,
  Callable 7/1/14 @ 100, OID .......................        1,085        1,045
Boynton Beach, Community Redevelopment
  Agency, Tax Increment Revenue, 5.00%,
  10/1/17, Callable 10/1/14 @ 100, MBIA ............        1,165        1,264
Broward County Gas Tax Revenue, 5.25%,
  9/1/09 ...........................................          500          538
Clearwater Utility Revenue, 6.10%,
  12/1/07, ETM .....................................          700          750
Collier County, Gas Tax Revenue, 5.25%,
  6/1/14, Callable 6/1/13 @ 100, AMBAC1 ............        1,200        1,326
Collier County, GO, 5.00%, 1/1/13, AMBAC                    1,000        1,094
Dade County School Board, Certificates
  of Participation, Series C, 5.25%,
  8/1/06, FSA ......................................          750          768
Escambia County Utility Authority, Utility
  System Revenue, 5.00%, 1/1/08, FGIC ..............        1,000        1,045
Florida Housing Finance Agency,
  Homeowner Mortgages, Series 1A, 5.65%,
  1/1/09, Callable 1/1/06 @ 102, FHA ...............          330          338
Florida State Board of Education, Lottery
  Revenue, Series B, 5.25%, 7/1/09,
  Callable 7/1/08 @ 101, FGIC ......................        1,000        1,069
Florida State Board of Education, Lottery
  Revenue, Series C, 5.00%, 1/1/14,
  Callable 1/1/13 @101, MBIA .......................        1,000        1,092
Florida State Board of Education, Series A,
  GO, 5.00%, 1/1/15, Callable 1/1/08 @ 101 .........        1,000        1,057
Florida State Department of Environmental
  Protection and Preservation, Revenue,
  Florida Forever, Series B, 5.00%,
  7/1/10, MBIA .....................................        2,000        2,152
Florida State Division of Bond Finance,
  Department of General Services Revenues,
  Preservation 2000, Series A,
  5.00%, 7/1/12, Callable 7/1/07 @ 101,
  OID, AMBAC .......................................        2,000        2,087
Florida Water PCR, 5.50%, 1/15/14,
  Callable 7/15/11 @ 100 ...........................        1,000        1,096
Hillsborough County School District, Sales
  Tax Revenue, 5.00%, 10/1/15, AMBAC ...............        1,250        1,372
Hollywood Florida, 5.00%, 6/1/11, FGIC .............        1,045        1,132
Jacksonville Florida Water & Sewer Systems
  Revenue, Series B, 5.25%, 10/1/09 ................           75           81
Jacksonville Florida Water & Sewer Systems
  Revenue, Series B, 5.25%, 10/1/09 ................          925          999
Jacksonville, Sales Tax Revenue, 5.00%,
  10/1/09, AMBAC ...................................        1,000        1,070
Key West Utilities Board, Electric Revenue,
  6.00%, 10/1/13, AMBAC ............................        1,500        1,748

                                   Continued

                             ---------------------------------------------------

                                                         FLORIDA TAX-EXEMPT FUND
                                               Schedule of Portfolio Investments
                             ---------------------------------------------------
                                                                   July 31, 2005
                                           (amounts in thousands, except shares)

                                                         Principal
                                                           Amount       Value
                                                         ----------    -------
MUNICIPAL BONDS, continued
Florida, continued
Lee County Florida Tourist Development
  Tax Revenue, 5.25%, 10/1/16, MBIA ...................  $      665    $   749
Lee County Transportation Facilities,
  Revenue, Series A, 5.50%, 10/1/11,
  AMBAC ...............................................       1,500      1,668
Manatee County School Board, Certificates
  of Participation, 5.75%, 7/1/09,
  Prerefunded 7/1/06 @ 102, OID, MBIA .................         500        523
Marco Island Utilities System Revenue,
  5.25%, 10/1/14, Callable 10/1/13 @ 100,
  MBIA ................................................         600        665
Miami-Dade County Educational Facilities
  Authority Revenue, Series A, 5.75%,
  4/1/13, Callable 4/1/10 @ 101, AMBAC ................       1,060      1,177
Okeechobee Utility Authority, Utility
  System Revenue, 5.25%, 10/1/14,
  Callable 10/1/09 @ 101, FSA .........................       1,675      1,803
Orange County, Health Facilities
  Authority Revenue, 5.00%, 1/1/16,
  Callable 1/1/15 @ 100 ...............................       1,025      1,121
Orange County, Sales Tax Revenue, 4.80%,
  1/1/17, Callable 1/1/07 @ 101, OID, FGIC                    1,000      1,021
Palm Beach County, Criminal Justice
  Facilities Revenue, 5.00%, 6/1/12 ...................       1,095      1,193
Palm Beach County, Public Improvement
  Revenue, 2.80%, 8/1/11, OID .........................       1,225      1,165
Palm Beach County, Public Improvement
  Revenue, 5.00%, 8/1/13 ..............................         260        284
Palm Beach County, Public Improvement
  Revenue, 5.00%, 8/1/16,
  Callable 08/01/14 @ 100 .............................       1,000      1,087
Polk County, School District Sales Tax
  Revenue, 5.25%, 10/1/14, FSA ........................       1,000      1,120
Seminole County, Water Utility
  System Revenue, 5.00%, 10/1/16,
  Callable 10/1/15 @ 100 ..............................       1,000      1,096
South Florida, Water Management District,
  Special Obligation, Land Acquisition,
  5.25%, 10/1/13, AMBAC ...............................       1,000      1,113
ST. Lucia County Florida, 5.00%, 10/1/16,
  AMBAC ...............................................       1,000      1,096
St. Petersburg Excise Tax Revenue, 5.15%,
  10/1/12, FGIC .......................................         760        836
Tallahasee Capital Bonds, 5.00%,
  10/1/14, FSA ........................................         500        551
Tampa Bay Occupational License Tax,
  Series A, 5.38%, 10/1/14,
  Callable 10/1/12 @100, FGIC .........................       1,000      1,105
Tampa Bay Water Utility System Revenue,
  5.00%, 10/1/11, FGIC ................................       1,000      1,079
Tampa Bay Water Utility System Revenue,
  6.00%, 10/1/13, FSA .................................       1,000      1,165

                                   Continued

                                                          Principal
                                                           Amount       Value
                                                         ----------    -------
MUNICIPAL BONDS, continued
Florida, continued
Tampa-Hillsborough County, Expressway,
  5.00%, 7/1/10, Callable 7/1/07 @ 101,
  AMBAC ...............................................  $    1,000    $ 1,045
Volusia County Sales Tax Revenue, 5.00%,
  10/1/13, Callable 10/1/08 @ 101, MBIA ...............       1,000      1,059
                                                                       -------
TOTAL MUNICIPAL BONDS .................................                 47,437
                                                                       -------
AFFILIATED SECURITIES (0.9%)
AmSouth Tax-Exempt Fund ...............................     454,368        454
                                                                       -------
TOTAL AFFILIATED SECURITIES ...........................                    454
                                                                       -------
INVESTMENT COMPANIES (3.5%)
Dreyfus Florida Money Market Fund .....................   1,728,991      1,729
                                                                       -------
TOTAL INVESTMENT COMPANIES ............................                  1,729
                                                                       -------
TOTAL INVESTMENTS
  (Cost $48,798)^ -- 99.2%.............................                 49,620
Other assets in excess of liabilities -- 0.8% .........                    411
                                                                       -------
NET ASSETS -- 100.0% ..................................                $50,031
                                                                       =======

                 See notes to schedule of portfolio investments.

---------------------------------------------------

TENNESSEE TAX-EXEMPT FUND
Schedule of Portfolio Investments
---------------------------------------------------
July 31, 2005
(amounts in thousands, except shares)

                                                                Shares
                                                                  or
                                                              Principal
                                                                Amount         Value
                                                              ----------      -------
MUNICIPAL BONDS (96.7%)
Tennessee (96.7%)
Anderson County, GO, 5.00%, 4/1/09, FSA ...............       $    1,055      $ 1,123
Chattanooga, GO, 5.00%, 9/1/13,
  Prerefunded 9/1/06 @101, OID, FGIC ..................              100          103
Chattanooga, Series A, GO, 5.00%, 11/1/06 .............            1,000        1,026
Clarksville, Water Sewer & Gas Revenue,
  5.15%, 2/1/14, FSA ..................................            1,570        1,738
Dickson County, Public Improvements &
  Schools, GO, 5.25%, 4/1/16, Callable
  4/1/10 @ 100, OID, FSA ..............................            1,000        1,087
Franklin Special School District, GO,
  5.00%, 6/1/10 .......................................            1,020        1,097
Hamilton County, GO, 5.00%, 11/1/11,
  Callable 11/1/08 @ 101 ..............................            1,000        1,059
Harpeth VY Utilities Distribution Davidson
  & Williamson Counties, Series A, 5.00%,
  9/1/15, MBIA ........................................            1,000        1,104
Johnson City, GO, 4.70%, 6/1/12,
  OID, FGIC ...........................................            1,000        1,073
Knox County Health Educational & Housing
  Facility Board, Hospital Facilities
  Revenue, Fort Sanders Alliance, 7.25%,
  1/1/08, MBIA ........................................              750          820
Knox County, GO, 3.40%, 5/1/13 ........................              750          736
Knoxville, Water Revenue, 5.00%, 3/1/13,
  Callable 3/1/10 @ 100, MBIA .........................            1,000        1,066
Marion County, GO, 5.00%, 4/1/11,
  AMBAC ...............................................            1,000        1,083
Memphis, GO, 6.00%, 11/1/06 ...........................            1,000        1,038
Memphis, GO, 5.00%, 10/1/16, MBIA .....................            1,000        1,105
Metropolitan Government, Nashville &
  Davidson County, Electric Revenue,
  Series B, 5.50%, 5/15/12 ............................            1,000        1,116
Metropolitan Government, Nashville &
  Davidson County, Electric Revenue,
  Series B, 5.50%, 5/15/14 ............................            1,000        1,132
Metropolitan Government, Nashville &
  Davidson County, GO 6.00%, 12/1/09 ..................            1,500        1,667
Metropolitan Government, Nashville &
  Davidson County, Health & Education
  Facilities Board Revenue, The Vanderbilt
  University, Series A, 6.00%, 7/1/07 .................              500          528
Metropolitan Nashville Airport Authority,
  Airport Revenue Improvement, Series A,
  6.63%, 7/1/07, FGIC .................................              500          531
Oak Ridge, GO, 5.00%, 4/1/13, Callable
  4/1/11 @ 100, AMBAC .................................            1,000        1,077
Putnam County Schools, GO, 5.50%, 4/1/19,
  OID, Prerefunded 4/1/10 @ 100, FGIC .................            1,000        1,097

                                    Continued

                                                               Shares
                                                                 or
                                                              Principal
                                                                Amount         Value
                                                              ----------      -------
MUNICIPAL BONDS, continued
Tennessee, continued
Shelby County Health Educational &
  Housing Facility Board, Hospital Revenue,
  Methodist Health Systems, Inc., 6.25%,
  8/1/07, MBIA ........................................       $    2,500      $ 2,656
Shelby County, Series A, GO, 4.75%, 4/1/19,
  Callable 4/1/15 @ 100, AMBAC ........................            1,000        1,058
Shelby County, Series B, GO, 5.25%,
  12/1/10, Callable 12/1/06 @ 101, OID ................            1,000        1,039
Sullivan County Schools, GO, 5.00%,
  5/1/16, Callable 5/1/15@102, AMBAC ..................              500          551
Tennessee Housing Development Agency,
  Housing Revenue, Series A, 4.90%,
  7/1/16, Callable 7/1/13@100 .........................            1,000        1,032
Tennessee State, GO, 5.00%, 5/1/09,
  Callable 5/1/07 @ 101.5, OID ........................              500          526
Tennessee State, Series A, GO,
  5.25%, 5/1/16 .......................................            1,000        1,115
West Wilson Utility District, Water Revenue,
  5.00%, 6/1/18, Callable 6/1/15 @ 100,
  MBIA ................................................            1,000        1,091
Williamson County, GO, 6.00%, 3/1/08, OID                            500          537
Williamson County, GO, 5.00%, 3/1/11 ..................            1,000        1,083
Williamson County, GO, 5.10%, 3/1/14,
  Prerefunded 3/1/10 @ 100, OID .......................              550          593
                                                                              -------
TOTAL MUNICIPAL BONDS .................................                        33,687
                                                                              -------
INVESTMENT COMPANIES (0.4%)
AIM Tax-Free Money Market Fund ........................          147,054          147
                                                                              -------
TOTAL INVESTMENT COMPANIES ............................                           147
                                                                              -------
AFFILIATED SECUIRITIES (1.6%)
AmSouth Tax-Exempt Fund ...............................          555,978          556
                                                                              -------
TOTAL AFFILIATED SECURITIES ...........................                           556
                                                                              -------
TOTAL INVESTMENTS
  (Cost $33,533)^ -- 98.7% ............................                        34,390
Other assets in excess of liabilities -- 1.3% .........                           457
                                                                              -------
NET ASSETS -- 100.0% ..................................                       $34,847
                                                                              =======

                 See notes to schedule of portfolio investments.

                             ---------------------------------------------------

                                                        PRIME MONEY MARKET FUND
                                               Schedule of Portfolio Investments
                             ---------------------------------------------------
                                                                   July 31, 2005
                                           (amounts in thousands, except shares)

                                                      Shares
                                                       or
                                                    Principal
                                                      Amount             Value
                                                   -----------          --------
COMMERCIAL PAPER -- DOMESTIC (55.2%)
Abbey National PLC, 3.48%, 10/11/05 ............   $    12,000          $ 11,918
ABN AMRO Financial Services,
  3.55%, 10/19/05 ..............................        11,500            11,411
AIG Funding, Inc., 3.38%, 8/29/05 ..............        11,500            11,470
America Honda Finance Corp.,
  3.28%, 8/16/05 ...............................        12,500            12,483
American Express Credit Corp.,
  3.14%, 8/3/05 ................................        12,500            12,498
American General Finance Corp.,
  3.17%, 8/1/05 ................................        12,500            12,499
Bank of America Corp., 3.47%, 10/6/05 ..........        14,500            14,409
Barclays PLC, 3.39%, 9/21/05 ...................        12,000            11,943
Bear Stearns Cos., Inc., 3.27%, 9/6/05 .........        12,750            12,709
CIT Group, Inc., 3.53%, 10/21/05 ...............        12,000            11,906
Citicorp, 3.44%, 9/19/05 .......................        11,750            11,695
Credit Suisse First Boston LLC,
  3.30%, 9/9/05 ................................        14,000            13,950
Deutsche Bank AG, 3.41%, 9/26/05 ...............        12,000            11,937
General Electric Capital Corp.,
  3.55%, 10/17/05 ..............................        17,500            17,368
GlaxoSmithKline Pharmaceuticals Ltd.,
  3.34%, 9/15/05 ...............................        15,000            14,938
HSBC Finance Corp., 3.33%, 9/12/05 .............        12,000            11,954
ING Funding Corp., 3.49%, 9/26/05 ..............        11,750            11,687
International Lease Finance Corp.,
  3.61%, 10/24/05 ..............................        11,500            11,404
Nationwide Life Insurance Co.,
  3.15%, 8/1/05 ................................         6,000             6,000
Procter & Gamble Co., 3.33%, 8/23/05 ...........        16,406            16,374
Royal Bank of Scotland Group PLC,
  3.25%, 8/30/05 ...............................        12,500            12,469
Societe Generale North America, Inc.
  3.32%, 9/12/05 ...............................        12,500            12,452
Toyota Motor Credit Corp.,
  3.46%, 10/4/05 ...............................        17,000            16,896
UBS Financial Services, Inc.,
  3.44%, 10/3/05 ...............................        11,500            11,431
Wal-Mart Stores, Inc., 3.42%, 8/31/05 ..........        17,000            16,952
                                                                        --------
TOTAL COMMERCIAL PAPER --
  DOMESTIC .....................................                         320,753
                                                                        --------
U.S. GOVERNMENT AGENCIES (17.5%)
Fannie Mae (7.2%)
3.04%, 8/5/05 # ................................        10,900            10,896
3.13%, 8/10/05 .................................        12,500            12,490
3.23%, 9/7/05 ..................................        19,000            18,938
Federal Home Loan Bank (2.2%)
3.16%, 8/19/05 # ...............................        12,500            12,480
Freddie Mac (8.0%)
3.46%, 9/27/05 .................................        18,000            17,905
3.64%, 10/25/05 ................................        17,750            17,604
3.60%, 11/1/05 # ...............................        11,500            11,399
                                                                        --------
TOTAL U.S. GOVERNMENT
  AGENCIES .....................................                         101,712
                                                                        --------

                                   Continued

                                                      Shares
                                                       or
                                                    Principal
                                                      Amount              Value
                                                   -----------          --------
REPURCHASE AGREEMENTS (27.5%)
Goldman Sachs Group, Inc, 3.30%,
  8/1/05, dated 7/29/05, with maturity
  value of $79,628 (Fully Collateralized
  by U.S. Treasury Note Securities with
  MV of $81,996,967) ...........................   $    79,606          $ 79,606
Wachovia Securities LLC, 3.31%, 8/1/5,
  dated 7/29/05, with maturity value
  of $79,628 (Fully Collateralized by
  Federal Government Pooled Securities
  with MV of $81,198,213) ......................        79,606            79,606
                                                                        --------
TOTAL REPURCHASE AGREEMENTS                                              159,212
                                                                        --------
SHORT-TERM SECURITIES HELD
  AS COLLATERAL FOR
  SECURITIES LENDING (6.0%)
BNY Institutional Cash Reserve Fund ............    34,529,210            34,529
                                                                        --------
TOTAL SHORT-TERM SECURITIES
  HELD AS COLLATERAL FOR
  SECURITIES LENDING ...........................                          34,529
                                                                        --------
TOTAL INVESTMENTS
  (Cost $616,206)^^ -- 106.2% ..................                         616,206
Liabilities in excess of other
  assets -- (6.2)% .............................                         (36,201)
                                                                        --------
NET ASSETS -- 100.0% ...........................                        $580,005
                                                                        ========

                 See notes to schedule of portfolio investments.

---------------------------------------------------
TREASURY RESERVE
MONEY MARKET FUND
Schedule of Portfolio Investments
---------------------------------------------------
July 31, 2005
(amounts in thousands, except shares)

                                          Principal
                                            Amount         Value
                                         -----------      --------
U.S. TREASURY BILLS* (26.9%)
2.95%, 8/4/05 # .......................  $     6,000      $  5,998
2.89%, 8/11/05 # ......................        6,000         5,995
2.90%, 8/18/05 # ......................        6,000         5,992
2.98%, 9/1/05 # .......................        6,000         5,985
2.92%, 9/8/05 # .......................        6,000         5,982
3.01%, 10/6/05 # ......................        5,000         4,973
3.18%, 11/3/05 # ......................        5,000         4,959
3.33% 12/1/05 # .......................        5,000         4,944
                                                          --------
TOTAL U.S. TREASURY BILLS .............                     44,828
                                                          --------
REPURCHASE AGREEMENTS (73.4%)
Deutsche Bank, 3.24%, 8/1/05,
  dated 7/29/05 with maturity value
  of $39,253 (Fully Collateralized by
  U.S. Treasury Note Securities with
  MV of $40,028,223) ..................       39,242        39,242
Morgan Stanley, 3.24%, 8/1/05,
  dated 7/29/05 with maturity value
  of $41,611 (Fully Collateralized by
  U.S. Treasury Note Securities with
  MV of $42,432,564) ..................       41,600        41,600
Wachovia, Bank 3.24%, 8/1/05,
  dated 7/29/05 with maturity value
  of $41,611 (Fully Collateralized by
  U.S. Treasury Note Securities with
  MV of $42,432,564) ..................       41,600        41,600
                                                          --------
TOTAL REPURCHASE
  AGREEMENTS ..........................                    122,442
                                                          --------
SHORT-TERM SECURITIES HELD
  AS COLLATERAL FOR
  SECURITIES LENDING (26.1%)
Morgan Stanley & Co. Inc., 3.30%,
  8/1/05, dated 7/29/05 with a maturity
  value of $43,530 ....................   38,541,000        38,541
TOTAL SHORT-TERM SECURITIES
  HELD AS COLLATERAL FOR
  SECURITIES LENDING ..................                     38,541
                                                          --------
TOTAL INVESTMENTS
  (Cost $205,811)^^ -- 126.4% .........                    205,811
Liabilities in excess of other
  assets -- (26.4)% ...................                    (39,004)
                                                          --------
NET ASSETS -- 100.0% ..................                   $166,807
                                                          ========

                See notes to schedule of portfolio investments.

                             ---------------------------------------------------
                                                                      TAX-EXEMPT
                                                               MONEY MARKET FUND
                                               Schedule of Portfolio Investments
                             ---------------------------------------------------
                                                                   July 31, 2005
                                           (amounts in thousands, except shares)

                                                        Shares
                                                          or
                                                      Principal
                                                        Amount         Value
                                                    -------------   -----------
DEMAND NOTES (93.5%)
Alabama (7.9%)
Alabama Housing Finance Authority,
  Multi-Family Housing Revenue, Rime
  Village Huntsville Project, Series B,
  2.27%, 6/15/26, FNMA ..........................   $    1,500      $  1,500
Columbia Industrial Development Board,
  PCR, Alabama Power Co. Project,
  Series D, 2.40%, 10/1/22 ......................        2,000         2,000
Daphne-Villa Mercy Special Care Facilities
  Financing Authority, Revenue, Mercy
  Medical Project, 2.33%, 12/1/30, LOC:
  Southtrust Bank NA ............................        1,400         1,400
Mobile Industrial Development Board,
  PCR, Alabama Power Co. Project,
  Series B, 2.42%, 8/1/17 .......................        2,000         2,000
Port City Medical Clinic Board, Revenue,
  Infirmary Health, Series B, 2.35%,
  2/1/25, AMBAC, SPA: The Bank of
  Nova Scotia and KBC Bank NV ...................        2,000         2,000
Special Care Facilities Financing Authority,
  Montgomery Hospital Revenue, 2.24%,
  4/1/15, FGIC, SPA:SPI .........................        1,300         1,300
University of Alabama, Revenue University
  Hospital Project, .............................
Series B, 2.28%, 9/1/31 .........................        1,000         1,000
                                                                    --------
                                                                      11,200
                                                                    --------
Alaska (4.3%)
State Housing Finance Corp., 2.35%,
  12/1/24, FSA, SPA: Dexia Credit Local .........        3,000         3,000
Valdez, Exxon Mobile, MarineTerminal
  Revenue, 2.19%, 12/1/29 .......................        3,000         3,000
                                                                    --------
                                                                       6,000
                                                                    --------
Arizona (2.4%)
Phoenix Industrial Development Authority,
  Multi-Family Housing Revenue,
  Del Mar Terrace, Series A, 2.35%,
  10/1/29, FHLMC ................................        3,450         3,450
                                                                    --------
California (3.7%)
Dept. of Water Resources Supply, Revenue,
  Series C-5, 2.28%, 5/1/22 .....................        2,325         2,325
State Economic Recovery, Revenue,
  Series C-5, 2.21%, 7/1/23, SPA:
  Bank of America NA ............................        2,900         2,900
                                                                    --------
                                                                       5,225
                                                                    --------
Colorado (1.1%)
Colorado Health Facilities Authority,
  Revenue, North Colorado Medical
  Center, 2.25%, 5/15/20, MBIA, SPA:
  Dexia Bank ....................................        1,500         1,500
                                                                    --------

                                   Continued

                             ---------------------------------------------------
                                                                      TAX-EXEMPT
                                                               MONEY MARKET FUND
                                               Schedule of Portfolio Investments
                             ---------------------------------------------------
                                                                   July 31, 2005
                                           (amounts in thousands, except shares)

                                                      Shares
                                                        or
                                                     Principal
                                                      Amount              Value
                                                    ----------           --------
DEMAND NOTES, continued
Connecticut (4.3%)
Connecticut State Health & Educational
  Facilities Authority, Revenue, Yale
  University, Series T-1, 2.24%, 7/1/29 .........   $    5,000           $  5,000
Connecticut State Health & Educational
  Facilities Authority, Revenue, Yale
  University, Series V-1, 2.35%, 7/1/36 .........        1,000              1,000
                                                                         --------
                                                                            6,000
                                                                         --------
District of Columbia (2.1%)
District of Columbia Institute for
  International Economics, Revenue,
  2.35%, 6/1/25 .................................        1,800              1,800
District Of Columbia, Multimodal,
  Series B, 2.37%, 6/1/30 .......................        1,200              1,200
                                                                         --------
                                                                            3,000
                                                                         --------
Florida (7.8%)
Broward County Educational Facilities
  Authority, Nova Southeastern University,
  Revenue, 2.33%, 4/1/24, LOC:
  Bank of America NA ............................        3,200              3,200
Hillsborough County Industrial
  Development Authority, Goodwill
  Industries, Suncoast Project, 2.35%,
  11/1/21, LOC: SunTrust Bank ...................        3,000              3,000
Orange County Housing Finance Authority,
  Multi-Family Housing Revenue, Post
  Lake Apartments Project, 2.35%, 6/1/25,
  FNMA ..........................................        1,915              1,915
Sarasota County Public Hospital Board,
  Revenue, Sarasota Memorial Hospital,
  Series A, 2.40%, 7/1/37, AMBAC ................        2,925              2,925
                                                                         --------
                                                                           11,040
                                                                         --------
Georgia (12.8%)
Appling County, Development Authority,
  PCR, Georgia Power Co., 2.33%, 9/1/29 .........        1,900              1,900
Burke County Development Authority,
  PCR, Oglethorpe Power Corp., Series A,
  2.33%, 1/1/20, AMBAC, SPA: Morgan
  Guaranty Trust ................................        1,400              1,400
Burke County Development Authority,
  PCR, Oglethorpe Power Corporation
  Project, Series C, 2.33%, 1/1/18, MBIA,
  SPA: JP Morgan Chase Bank .....................        4,500              4,500
Cobb County Housing Authority, Multi-
  Family Housing Revenue, Post Mill
  Project, 2.35%, 6/1/25, FNMA ..................        1,000              1,000
Fulton County Development Authority,
  Revenue, Lovett School Project, 2.35%,
  7/1/26, LOC: SunTrust Bank ....................        2,200              2,200

                                   Continued

                                                          Shares
                                                            or
                                                         Principal
                                                          Amount             Value
                                                    ------------------   -------------
DEMAND NOTES, continued
Georgia, continued
Macon-Bibb County Georgia Hospital
  Authority, Revenue Anticipation
  Certificates, 2.33%, 5/1/30, LOC:
  SunTrust Bank .................................   $      975           $    975
Monroe County Development Authority,
  PCR, Oglethorpe Power Corp., Series B,
  2.33%, 1/1/20, AMBAC, SPA: Morgan
  Guaranty Trust ................................        1,000              1,000
Municipal Electric Authority, Revenue,
  Project One, Sub-Series D, 2.28%,
  1/1/20, MBIA, LOC:Bayerische
  Landesbank, US Bank Trust NA,
  Westdeutsche Landesbank, Landesbank
  Hessen-Thueringen .............................        5,000              5,001
                                                                         --------
                                                                           17,976
                                                                         --------
Illinois (6.0%)
Chicago O'Hare International Airport,
  Revenue, 2.28%, 1/1/15 ........................        1,260              1,260
Elmhurst, Revenue, Joint Common
  Accredation, 2.35%, 7/1/18, LOC: Dexia
  Credit Local de France ........................        4,065              4,065
Illinois Developmental Finance Authority,
  Revenue, Provena Health, Series C,
  2.33%, 5/1/28, MBIA, SPA:
  Bank One NA ...................................        3,100              3,100
                                                                         --------
                                                                            8,425
                                                                         --------
Indiana (3.4%)
Indiana Health Facility Financing
  Authority, Revenue, Series I,
  2.35%, 3/1/33 .................................        2,800              2,800
Purdue University, Student Fee Revenue,
  Series T, 2.40%, 7/1/27, SPA:
  Bank One NA ...................................        2,000              2,000
                                                                         --------
                                                                            4,800
                                                                         --------
Maryland (0.1%)
Washington Suburban Sanitation District,
  Bond Anticipation Notes, Series A,
  2.37%, 6/1/23, SPA: Landesbank
  Hessen-Thueringen .............................          200                200
                                                                         --------
Massachusetts (2.1%)
State Water Resource Authority, GO,
  Series C, 2.35%, 8/1/20, LOC:
  Landesbank Hessen-Thueringen ..................        2,900              2,900
                                                                         --------
Michigan (1.5%)
Huron County Economic Development,
  Huron Memorial Hospital Project,
  Corporate Limited Obligation Revenue,
  2.35%, 10/1/28, LOC: Fifth Third Bank .........        2,150              2,150
                                                                         --------

                                   Continued

---------------------------------------------------
TAX-EXEMPT
MONEY MARKET FUND
Schedule of Portfolio Investments
---------------------------------------------------
July 31, 2005
(amounts in thousands, except shares)

                                                            Shares
                                                              or
                                                           Principal
                                                            Amount               Value
                                                          ----------           --------
DEMAND NOTES, continued
Missouri (2.6%)
State Health & Educational Facilities
  Authority, Dialysis Clinic, Inc. Project,
  Revenue, 2.35%, 11/1/20 .............................   $    3,600           $  3,600
                                                                               --------
Nevada (0.7%)
Clark County Improvement District, Local
  Improvements, Special Improvement
  128-A, 2.30%, 2/1/21, LOC: Bayerische
  Hypo-Und Vereinsbank ................................        1,000              1,000
                                                                               --------
New York (7.5%)
New York, GO, Series F-3, 2.27%, 2/15/13,
  LOC: Morgan Guaranty Trust ..........................        5,000              5,000
New York, GO, Sub-Series A-7, 2.21%,
  11/1/24, AMBAC, SPA: Bank of
  Nova Scotia .........................................        1,400              1,400
New York, GO, Sub-Series B-2, 2.23%,
  8/15/20, LOC: Morgan Guaranty Trust .................        2,160              2,160
New York, GO, Sub-Series E2, 2.23%,
  8/1/20, LOC: JP Morgan Chase Bank ...................        2,000              2,000
                                                                               --------
                                                                                 10,560
                                                                               --------
North Carolina (2.2%)
Medical Care Community Hospital,
  Duke Uuniversity Hospital, Revenue,
  Series B, 2.32%, 6/1/15, LOC:
  Wachovia Bank N.A. ..................................        2,000              2,000
North Carolina State University,
  Centennial Campus, Revenue, Series A,
  2.30%, 12/15/19 .....................................        1,150              1,150
                                                                               --------
                                                                                  3,150
                                                                               --------
South Dakota (2.1%)
Housing Development Authority, Home
  Ownership Mortgages, Series C-2,
  2.25%, 5/1/32, SPA-Landesbank
  Hessen-Thueringen ...................................        3,000              3,000
                                                                               --------
Tennessee (10.1%)
Blount County Health Educational &
  Housing Facilities Board, Revenue,
  Presbyterian Homes Tennessee Project,
  2.35%, 1/1/19, LOC: SunTrust Bank ...................        1,100              1,100
Chattanooga Health Educational & Housing
  Facility Board, Baylor School Project,
  Revenue, 2.35%, 1/1/23, LOC: SunTrust
  Bank ................................................        2,500              2,500
Clarksville Public Building Authority,
  Revenue, 2.35%, 7/1/16, LOC: SunTrust
  Bank ................................................        2,700              2,700
Dickson County, Tennessee Industrial
  Development Board, Revenue,
  Renaissance Learning Center, 2.35%,
  11/1/12, LOC: SunTrust Bank Nashville ...............        1,500              1,500
Jackson Energy Authority Water Service
  Revenue, 2.34%, 12/1/23, LOC: FSA ...................        2,345              2,345

                                   Continued

                                                            Shares
                                                              or
                                                           Principal
                                                            Amount              Value
                                                          ----------           --------
DEMAND NOTES, continued
Tennessee, continued
Metropolitan Government, Nashville &
  Davidson County, Industrial
  Development Board, Revenue, Country
  Music Hall of Fame, 2.35%, 6/1/22,
  LOC: Bank of America NA .............................   $    2,685           $  2,685
Sevier County, Tennessee Public Building
  Authority, Local Government Series
  III-A-1, Revenue, 2.35%, 6/1/07,
  AMBAC, SPA: Landesbank
  Hessen-Thueringen ...................................        1,350              1,350
                                                                               --------
                                                                                 14,180
                                                                               --------
Texas (1.4%)
Coastal Bend Health Facility Development
  Corp., Incarnate Word Health Services,
  Series B, 2.33%, 8/15/28 ............................        2,000              2,000
                                                                               --------
Virginia (1.4%)
Clarke County Industrial Development
  Authority, Hospital Facilities, Revenue,
  2.37%, 1/1/30, FSA, SPA: The Chase
  Manhattan Bank ......................................        1,960              1,960
                                                                               --------
Washington (3.0%)
Washington State, GO, Series VR 96B,
  2.25%, 6/1/20, SPA: Landesbank
  Hessen-Thueringen ...................................        4,200              4,200
                                                                               --------
Wyoming (3.0%)
Community Development Authority,
  Single Family Mortgage, Series A,
  2.30%, 12/1/32 ......................................        3,000              3,000
Lincoln County PCR, Project D,
  2.19%, 11/1/14 ......................................        1,300              1,300
                                                                               --------
                                                                                  4,300
                                                                               --------
TOTAL DEMAND NOTES ....................................                         131,816
                                                                               --------
MUNICIPAL BONDS (2.1%)
Texas (2.1%)
State Tax & Revenue Anticipation Notes,
  3.00%, 8/31/05 ......................................        3,000              3,003
                                                                               --------
TOTAL MUNICIPAL BONDS .................................                           3,003
                                                                               --------
INVESTMENT COMPANIES (4.3%)
AIM Tax-Free Money Market Fund ........................      638,050                638
Goldman Sachs Tax-Free Money
  Market Fund .........................................    5,492,220              5,492
                                                                               --------
TOTAL INVESTMENT COMPANIES ............................                           6,130
                                                                               --------
TOTAL INVESTMENTS
  (Cost $140,949)^^ -- 99.9% ..........................                         140,949
Other assets in excess of liabilities -- 0.1% .........                              95
                                                                               --------
NET ASSETS -- 100.0% ..................................                        $141,044
                                                                               ========

                 See notes to schedule of portfolio investments.

                             ---------------------------------------------------
                                                 INSTITUTIONAL PRIME OBLIGATIONS
                                                               MONEY MARKET FUND
                                               Schedule of Portfolio Investments
                             ---------------------------------------------------
                                                                   July 31, 2005
                                           (amounts in thousands, except shares)

                                                      Shares
                                                        or
                                                     Principal
                                                       Amount        Value
                                                    -----------     --------
COMMERCIAL PAPER -- DOMESTIC (51.7%)
Abbey National PLC, 3.48%, 10/11/05 ............... $     8,500     $  8,443
ABN AMRO Financial Services,
  3.55%, 10/19/05 .................................       8,500        8,434
AIG Funding, Inc., 3.37%, 8/29/05 .................       9,000        8,976
America Honda Finance Corp.,
  3.28%, 8/16/05 ..................................       7,500        7,490
American Express Credit Corp.,
  3.15%, 8/4/05 ...................................       7,500        7,498
American General Finance Corp.,
  3.18%, 8/2/05 ...................................       7,500        7,499
Bank of America Corp., 3.47%, 10/6/05 .............      10,500       10,434
Barclays PLC, 3.39%, 9/21/05 ......................       7,500        7,464
Bear Stearns Cos., Inc., 3.27%, 9/6/05 ............       7,750        7,725
CIT Group, Inc., 3.53%, 10/21/05 ..................       8,500        8,434
Citicorp, 3.44%, 9/19/05 ..........................       8,750        8,709
Credit Suisse First Boston LLC,
  3.30%, 9/9/05 ...................................       8,500        8,470
Deutsche Bank AG, 3.41%, 9/26/05 ..................       7,500        7,461
General Electric Capital Corp.,
  3.55%, 10/17/05 .................................      13,000       12,902
GlaxoSmithKline Pharmaceuticals, Ltd.,
  3.34%, 9/15/05 ..................................      11,000       10,954
HSBC Finance Corp., 3.33%, 9/12/05 ................       7,500        7,471
ING Funding Corp., 3.49%, 9/26/05 .................       8,750        8,703
International Lease Finance Corp.,
  3.25%, 8/18/05 ..................................       7,550        7,538
Nationwide Life insurance Co.,
  3.15%, 8/1/05 ...................................      11,000       11,000
Procter & Gamble Co., 3.33%, 8/23/05 ..............      10,000        9,981
Royal Bank of Scotland Group PLC,
  3.25%, 8/30/05 ..................................       7,500        7,481
Societe Generale North America,
  Inc., 3.32% .....................................       7,500        7,471
Toyota Motor Credit Corp., 3.46%, 10/4/05 .........      11,000       10,933
UBS Financial Services, Inc.,
  3.44%, 10/3/05 ..................................       7,500        7,455
Wal-Mart Stores, Inc., 3.42%, 8/31/05 .............      13,000       12,963
                                                                    --------
TOTAL COMMERCIAL PAPER --
  DOMESTIC ........................................                  221,889
                                                                    --------
U.S. GOVERNMENT AGENCIES (16.8%)
Fannie Mae (6.5%)
3.05%, 8/3/05 .....................................       9,000        8,998
3.13%, 8/10/05 ....................................       7,500        7,494
3.23%, 9/7/05 .....................................      11,500       11,463
Federal Home Loan Bank (1.7%)
3.16%, 8/19/05 # ..................................       7,500        7,488
Freddie Mac (8.6%)
3.44%, 10/11/05 # .................................      13,000       12,912
3.64%, 10/25/05 ...................................      13,250       13,141
3.60%, 11/1/05 # ..................................      11,000       10,904
                                                                    --------
TOTAL U.S. GOVERMENT AGENCIES .....................                   72,400
                                                                    --------

                                   Continued

                                                         Shares
                                                           or
                                                       Principal
                                                         Amount        Value
                                                    --------------- -----------
REPURCHASE AGREEMENTS (31.8%)
Goldman Sachs Group, Inc., 3.30%,
  8/1/05, dated 7/29/05, with maturity
  value of $68,417 (Fully Collateralized
  by U.S. Treasury Note Securities with
  MV of $70,450,375) .............................. $    68,398     $ 68,398
Wachovia Securities LLC, 3.31%,
  8/1/05, dated, 7/29/05, with maturity
  value of $68,417 (Fully Collateralized
  by Federal Government Pooled Securities
  with MV of $69,765,891) .........................      68,398       68,398
                                                                    --------
TOTAL REPURCHASE AGREEMENTS .......................                  136,796
                                                                    --------
SHORT-TERM SECURITIES
  HELD AS COLLATERAL FOR
  SECURITIES LENDING (6.7%)
BNY Institutional Cash Reserve Fund ...............  28,707,972       28,708
                                                                    --------
TOTAL SHORT-TERM SECURITIES
  HELD AS COLLATERAL FOR
  SECURITIES LENDING ..............................                   28,708
                                                                    --------
TOTAL INVESTMENTS
  (Cost $459,793)^^ -- 107.0%......................                  459,793
Liabilities in excess of other
  assets -- (7.0)% ................................                  (29,917)
                                                                    --------
NET ASSETS -- 100.0% ..............................                 $429,876
                                                                    ========

                 See notes to schedule of portfolio investments.

---------------------------------------------------
AMSOUTH FUNDS
Notes to Schedules of Portfolio Investments
July 31, 2005
---------------------------------------------------


--------------
(a)        Represents non-income producing security.
(b) Represents a restricted security, purchased under Rule 144A, which is exempt from registration under The Security Act of 1933, as amended. These securities have been deemed liquid under guidelines established by the Board of Trustees.
(c) Variable Rate Security. Rate presented represents rate in effect at July 31, 2005. Put and demand features exist allowing the fund to require the repurchase of the instrument within variable time periods including daily, weekly, monthly and semi-annually.
^ Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of the losses recognized for financial reporting purposes in excess of federal income tax reporting.
^^ Cost and value for federal income tax and financial reporting purposes are the same.
*          Rates disclosed represent yield effective at purchase.
**         Due to rounding, figure is below thousand-dollar threshold.
+          Amount is less than 0.1%.
++         A portion of this security is used as collateral for securities on loan.
#          A portion or all of this security is out on loan as of July 31, 2005.
##         Fair valued security. (See Note 2)
ACA --     ACA Certificate of Bond Insurance
ADR --     American Depositary Receipt
AMBAC --   Insured by AMBAC Indemnity Corp.
BNY --     Bank of New York
ETM --     Escrowed to Maturity
FGIC --    Insured by Financial Guaranty Insurance Corp.
FHA --     Insured by Federal Housing Administration
FHLMC --   Federal Home Loan Mortgage Corp. Enhancement
FNMA --    Insured by Federal National Mortgage Assoc.
FSA --     Insured by Financial Security Assurance, Inc.
GO --      General Obligation
LLC --     Limited Liability Company
LOC --     Letter of Credit
MV --      Market Value
MBIA --    Insured by Municipal Bond Insurance Assoc.
MTN --     Medium Term Note
NA --      National Association
OID --     Original Issue Discount
PCR --     Pollution Control Revenue
PLC --     Public Limited Company
PSF-GTD -- Permanent School Fund Guaranty
PUFG --    Permanent University Fund Guaranty
SBG --     School Board Guaranty
SCSDE --   South Carolina School District Enhancement
SPA --     Standby Purchase Agreement
SPI --     Securities Purchase, Inc.
ULC --     Unlimited Liability Company

                             ---------------------------------------------------
                                                                  AMSOUTH FUNDS
                                     Notes to Schedules of Portfolio Investments
                                                                   July 31, 2005
                             ---------------------------------------------------

                                                                                                             Net
                                                                          Gross            Gross         Unrealized
                                                                       Unrealized       Unrealized      Appreciation/
                                                                      Appreciation     Depreciation     Depreciation
                                                                     --------------   --------------   --------------
Value Fund .......................................................      $ 93,099        $ (6,146)         $ 86,953
Select Equity Fund ...............................................        16,059          (3,275)           12,784
Enhanced Market Fund .............................................        27,450          (4,252)           23,198
Large Cap Fund ...................................................       110,058         (21,662)           88,396
Capital Growth Fund ..............................................        49,636          (4,743)           44,893
Mid Cap Fund .....................................................        46,614          (3,662)           42,952
Small Cap Fund ...................................................        48,030          (1,401)           46,629
International Equity Fund ........................................       155,414          (5,645)          149,769
Balanced Fund ....................................................        15,910          (1,929)           13,981
Strategic Portfolios: Aggressive Growth Portfolio ................         9,805              (8)            9,797
Strategic Portfolios: Growth Portfolio ...........................         8,590            (388)            8,202
Strategic Portfolios: Growth & Income Portfolio ..................        14,268          (1,406)           12,862
Strategic Portfolios: Moderate Growth & Income Portfolio .........         3,840            (663)            3,177
Government Income Fund ...........................................           596          (1,681)           (1,085)
Limited Term Bond Fund ...........................................           313          (2,720)           (2,407)
High Quality Bond Fund ...........................................        18,858          (3,545)           15,313
High Quality Municipal Bond Fund .................................         9,849            (908)            8,941
Florida Tax-Exempt Fund ..........................................         1,084            (261)              823
Tennessee Tax-Exempt Fund ........................................           920             (63)              857

The investment concentrations for the Equity Funds as a percentage of net assets, by industry, as of July 31, 2005, were as follows:


                                           Select   Enhanced    Large    Capital
                                  Value    Equity    Market      Cap      Growth   Mid Cap   Small Cap
                                   Fund     Fund      Fund       Fund      Fund      Fund       Fund
                                --------- -------- ---------- --------- --------- --------- -----------
Affiliated Securities .........       +      2.1%      0.7%        --        --       3.5%       1.2%
Cash Equivalents ..............     3.4%      --       0.9%       0.8%      7.7%      6.1%      16.0%
Consumer Discretionary ........     9.5%    34.6%      9.5%      15.9%     16.9%     16.5%      15.8%
Consumer Staples ..............     3.0%    24.2%      8.8%       9.8%     10.4%      3.0%       3.7%
Energy ........................     7.3%      --      10.7%        --       1.5%      9.9%      10.0%
Financials ....................    37.2%      --      17.1%       3.2%      5.6%     16.4%      18.8%
Health Care ...................     7.7%     2.2%     12.9%      26.6%     21.6%     10.4%      23.1%
Industrials ...................    10.5%    27.8%     13.8%      10.9%     13.3%     14.7%      15.4%
Information Technology ........     5.4%     4.5%     15.7%      32.1%     26.5%     12.9%      10.1%
Investment Companies ..........     0.9%      --        --        1.6%      2.1%       --         --
Materials .....................     6.5%     4.1%      4.0%        --        --       5.5%        --
Municipal Bonds ...............      --       --        --         --        --        --         --
Sovereign .....................      --       --        --         --       2.1%       --         --
Telecommunication Services ....     4.9%      --       3.1%        --        --       0.3%        --
Utilities .....................     3.0%      --       3.6%        --        --       6.9%       1.8%



                                                                                                       Strategic
                                                             Strategic                   Strategic    Portfolios:
                                                            Portfolios:    Strategic    Portfolios:    Moderate
                                 International               Aggressive   Portfolios:     Growth &     Growth &
                                     Equity      Balanced      Growth        Growth        Income       Income
                                      Fund         Fund      Portfolio     Portfolio     Portfolio     Portfolio
                                --------------- ---------- ------------- ------------- ------------- ------------
Affiliated Securities .........         --             +           --            --            --           --
Cash Equivalents ..............        9.6%         14.9%          --            --            --           --
Consumer Discretionary ........       18.4%          8.6%          --            --            --           --
Consumer Staples ..............        3.5%          8.9%          --            --            --           --
Energy ........................        3.1%          3.4%          --            --            --           --
Financials ....................       39.4%         18.7%          --            --            --           --
Health Care ...................        0.5%          9.7%          --            --            --           --
Industrials ...................       12.5%          7.7%          --            --            --           --
Information Technology ........        0.9%         11.7%          --            --            --           --
Investment Companies ..........         --           0.8%       100.1%        100.6%        100.0%       100.1%
Materials .....................        9.9%          2.0%          --            --            --           --
Municipal Bonds ...............         --           1.0%          --            --            --           --
Sovereign .....................         --          21.3%          --            --            --           --
Telecommunication Services ....        7.1%          3.6%          --            --            --           --
Utilities .....................        4.6%          1.8%          --            --            --           --

---------
+ Amount is less than 0.1%.


The investment concentrations for the Strategic Portfolios as a percentage of net assets, by industry, as of July 31, 2005, were as follows:

                                 Strategic                                             Strategic
                                Portfolios:      Strategic         Strategic          Portfolios:
                                 Aggressive     Portfolios:       Portfolios:          Moderate
                                   Growth          Growth       Growth & Income     Growth & Income
                                 Portfolio       Portfolio         Portfolio           Portfolio
                               -------------   -------------   -----------------   ----------------
Bond Funds .................           +            22.9%           36.8%               47.4%
Equity Funds ...............        99.2%           76.8%           62.3%               51.8%
Money Market Funds .........         0.9%            0.9%            0.9%                0.9%

---------
+ Amount is less than 0.1%.

                       See notes to financial statements.

---------------------------------------------------
AMSOUTH FUNDS
Notes to Schedules of Portfolio Investments
July 31, 2005
---------------------------------------------------


The investment concentrations for the Bond and Money Market Funds as a percentage of net assets, by industry, as of July 31, 2005, were as follows:

                                                                                                        Institutional
                                               Government    Limited    High Quality       Prime      Prime Obligations
                                                 Income     Term Bond       Bond       Money Market     Money Market
                                                  Fund         Fund         Fund           Fund             Fund
                                              ------------ ----------- -------------- -------------- ------------------
Aerospace/Defense ...........................       --          1.4%         0.4%            --               --
Affiliated Securities .......................      1.8%         0.7%         0.7%            --               --
Aluminum ....................................       --           --          0.7%            --               --
Automotive ..................................       --           --           --            5.1%             4.3%
Automotive -- Finance .......................       --          3.1%         1.6%            --               --
Banking .....................................       --          9.5%         5.2%           2.5%             2.4%
Beverages ...................................       --          2.9%         0.9%            --               --
Broadcasting / Cable ........................       --          0.9%          --             --               --
Brokerage Services ..........................       --          5.1%         1.4%           8.6%             7.9%
Building Products ...........................       --           --          0.3%            --               --
Cash Equivalents ............................      2.5%        11.6%        22.5%          33.5%            38.5%
Computers & Peripherals .....................       --          0.6%         0.8%            --               --
Consumer Discretionary ......................       --           --          2.0%            --               --
Consumer Goods ..............................       --           --          1.5%           2.8%             2.3%
Consumer Products ...........................       --           --          0.1%            --               --
Cosmetics / Personal Care ...................       --          2.9%         1.0%            --               --
Data Processing / Management ................       --                       1.1%            --               --
Electric ....................................       --           --           --            3.0%             3.0%
Electric -- Integrated ......................       --           --          1.6%            --               --
Electrical & Electronic .....................       --           --          2.0%            --               --
Electronic Components / Instruments .........       --           --          0.3%            --               --
Financial Services ..........................       --          6.0%         2.9%          10.4%             9.0%
Food Products & Services ....................       --          0.7%         0.9%            --               --
Foreign Banking .............................       --           --           --           14.3%            12.7%
Foreign Government ..........................       --           --          0.5%            --               --
Health Care .................................       --           --          0.8%            --               --
Hospital & Medical Service Plans ............       --          1.2%          --             --               --
Industrial Goods & Services .................       --           --          0.8%            --               --
Insurance ...................................       --          9.0%         4.8%           3.0%             4.6%
Investment Companies ........................      2.2%         0.6%         0.8%            --               --
Machinery -- Construction & Mining ..........       --          1.5%         0.9%            --               --
Machinery -- Farm ...........................       --           --          1.1%            --               --
Manufacturing ...............................       --           --           --             --               --
Materials ...................................       --          1.5%          --             --               --
Meat Packing Plants .........................       --           --          1.3%            --               --
Mortgage Banks ..............................       --           --           --             --               --
Municipal Bonds .............................       --           --          0.2%            --               --
Newspapers ..................................       --          1.2%         0.5%            --               --
Oil & Gas Production & Services .............       --           --          1.2%            --               --
Pharmaceuticals .............................       --          2.5%         0.6%           2.6%             2.5%
Power Driven Hand Tools .....................       --           --          0.7%            --               --
Printing ....................................       --          0.6%          --             --               --
Restaurants .................................       --          1.8%         1.4%            --               --
Retail ......................................       --          3.5%         2.3%           2.9%             3.0%
Sovereign ...................................     95.6%        39.1%        53.7%          17.5%            16.8%
Utilities -- Electric & Gas .................       --          1.4%         1.2%            --               --
Utilities -- Telecommunications .............       --          1.3%         0.4%            --               --

---------
+ Amount is less than 0.1%.

                       See notes to financial statements.

                             ---------------------------------------------------
                                                                   AMSOUTH FUNDS
                                     Notes to Schedules of Portfolio Investments
                                                                   July 31, 2005
                             ---------------------------------------------------

The investment concentrations for the Municipal Bond Funds as a percentage of net assets, by industry, as of July 31, 2005, were as follows:

                                                           High Quality
                                                            Municipal        Florida       Tennessee      Tax-Exempt
                                                               Bond        Tax-Exempt     Tax-Exempt     Money Market
                                                               Fund           Fund           Fund            Fund
                                                          -------------   ------------   ------------   -------------
Administration of General Economic Programs ...........          --            2.2%            --             4.2%
Affiliated Securities .................................         0.1%           0.9%           1.6%             --
Airports ..............................................          --             --            1.5%            0.9%
Air, Water, & Solid Waste .............................         9.9%           4.4%          14.3%            8.1%
Colleges & Universities ...............................        12.0%           2.4%           1.5%            7.2%
Education -- Elementary & Secondary ...................         2.1%            --             --              --
Educational Services ..................................         5.7%          14.0%            --             4.0%
Environmental Quality .................................         2.9%            --             --             4.0%
Facilities Support Services ...........................          --             --             --             2.9%
Finance & Taxation ....................................         6.9%          11.2%            --             5.0%
General Obligation ....................................        41.1%           6.5%          59.9%           10.6%
Health Services .......................................         1.9%            --           10.0%           10.4%
Highway & Street Construction .........................         4.4%            --             --              --
Hospital and Medical Services .........................          --             --             --             3.8%
Hospitals .............................................         1.1%           3.4%            --             7.7%
Housing ...............................................          --             --             --              --
Industrial Revenue ....................................          --             --             --             3.5%
Investment Companies ..................................         0.8%           3.5%           0.4%            4.3%
Justice & Public Order ................................          --            2.4%            --              --
Local & Suburban Transportation .......................          --            3.3%            --              --
Mulit-Family Housing ..................................         2.1%            --             --             7.7%
Regulation & Administration of Transportation .........         3.1%           4.7%            --              --
Regulation & Administration of Utilities ..............         3.0%          16.3%           6.5%            3.5%
Single-Family Housing .................................          --            0.7%           3.0%            5.8%
Urban & Community Development .........................          --           14.4%            --             3.0%
Utilities .............................................          --             --             --              --
Water and Sewer .......................................          --            8.9%            --             3.3%

---------
+ Amount is less than 0.1%.

The investment concentrations for the AmSouth Treasury Reserve Money Market Fund as a percentage of net assets, by maturity schedule, as of July 31, 2005, were as follows:

Days                 Percent
----                 -------
1 - 2 .............    73.1%
3 - 14 ............     7.2%
15 - 29 ...........     3.6%
30 - 59 ...........     7.2%
60 - 89 ...........     3.0%
90 - 179 ..........     5.9%


                       See notes to financial statements.

---------------------------------------------------
AMSOUTH FUNDS                                                      July 31, 2005
Statements of Assets and Liabilities
(amounts in thousands, except per share amounts)
---------------------------------------------------

                                                                                              Select       Enhanced         Large
                                                                                  Value       Equity        Market           Cap
                                                                                  Fund         Fund          Fund            Fund
                                                                                --------     ---------     --------       ---------
Assets:
Investments:
 Investments, at cost .......................................................   $397,943     $ 110,940     $172,514       $ 243,043
 Net unrealized appreciation/(depreciation) .................................     86,952        12,726       23,148          88,395
                                                                                --------     ---------     --------       ---------
 Investments, at value ......................................................    484,895       123,666      195,662         331,438
Foreign currency, at value * ................................................         --            --           --              --
Cash ........................................................................         --           126           78***           --
Collateral for securities loaned ............................................     17,349            --        1,695           2,729
Interest and dividends receivable ...........................................        948            45          225             127
Receivable from capital shares issued .......................................        162            20          114             151
Receivable from investments sold ............................................      7,384           689           --              --
Receivable from foreign tax withholding reclaims ............................         --            --           --              --
Appreciation/depreciation on futures ........................................         --            --           15              --
Prepaid expenses and other assets ...........................................         17             8            8              17
                                                                                --------     ---------     --------       ---------
  Total Assets ..............................................................    510,755       124,554      197,797         334,462
Liabilities:
Payable to custodian ........................................................         --            --           --              --
Payable for investments purchased ...........................................      4,165            --           --              --
Payable for securities loaned ...............................................     17,349            --        1,695           2,729
Payable for capital shares redeemed .........................................      1,633           161          174             304
Payable for margin variations on futures ....................................         --            20           13              --
Accrued expenses and other payables:
 Investment advisory fees ...................................................         43            11            8              27
 Administration fees ........................................................         62            13           18              33
 Shareholder servicing and distribution fees ................................         78            26           28              59
 Custodian fees .............................................................          2             1            1               1
 Other ......................................................................         92            19           32              70
                                                                                --------     ---------     --------       ---------
  Total Liabilities .........................................................     23,424           251        1,969           3,223
                                                                                --------     ---------     --------       ---------
Net Assets ..................................................................   $487,331     $ 124,303     $195,828       $ 331,239
                                                                                ========     =========     ========       =========
Composition of Net Assets:
Capital .....................................................................   $400,330     $ 107,387     $166,361       $ 209,899
Accumulated net investment income/(loss) ....................................        206            --           59              --
Accumulated net realized gains/(losses) from investments, foreign currency
 and futures transactions ...................................................       (157)        4,131        6,208          32,945
Unrealized appreciation/(depreciation) from investments, futures, and
 translation of assets and liabilities denominated in foreign currencies ....     86,952        12,785       23,200          88,395
                                                                                --------     ---------     --------       ---------
Net Assets ..................................................................   $487,331     $ 124,303     $195,828       $ 331,239
                                                                                ========     =========     ========       =========
Class A Shares:
Net Assets ..................................................................   $129,960     $  20,115     $ 27,997       $ 112,198
Shares Outstanding ..........................................................      7,427         1,408        2,300           5,918
Net Asset Value and Redemption Price per share ..............................   $  17.50     $   14.28     $  12.17       $   18.96
                                                                                ========     =========     ========       =========
Maximum Sales Load ..........................................................       5.50%         5.50%        5.50%           5.50%
                                                                                ========     =========     ========       =========
Maximum Offering Price per share (Net Assets Value/(100% -- maximum
 sales charge)) .............................................................   $  18.52      $  15.11      $  12.88       $  20.06
                                                                                ========     =========     ========       =========
Class B Shares:
Net Assets ..................................................................   $ 26,569     $  17,158     $ 10,397       $  22,192
Shares Outstanding ..........................................................      1,551         1,242          876           1,239
Net Asset Value and Offering Price per share** ..............................   $  17.13     $   13.82     $  11.88       $   17.90
                                                                                ========     =========     ========       =========
Class I Shares:
Net Assets ..................................................................   $330,802     $  87,030     $157,434       $ 196,849
Shares Outstanding ..........................................................     18,937         6,063       12,912          10,318
Net Asset Value, Offering Price, and Redemption Price per share .............   $  17.47     $   14.36     $  12.19       $   19.08
                                                                                ========     =========     ========       =========

*    Cost of foreign currency for the International Equity Fund is $342.
**   Redemption Price per share varies by length of time shares are held.
***  Deposits for financial futures.
**** Represents investments in affiliates.

                       See notes to financial statements.

                              --------------------------------------------------
July 31, 2005                                                     AMSOUTH FUNDS
                                           Statements of Assets and Liabilities
                                (amounts in thousands, except per share amounts)
                              --------------------------------------------------

   Capital                        Small
    Growth        Mid Cap          Cap      International    Balanced
     Fund           Fund          Fund       Equity Fund       Fund
------------- --------------- ------------ --------------- ------------
 $   204,271     $209,331      $ 226,358      $342,799       $170,477
      44,893       42,604         46,631       149,770         13,981
 -----------     --------      ---------      --------       --------
     249,164      251,935        272,989       492,569        184,458
          --           --             --           343             --
          --          337***          --            17             --
      19,087       15,350         43,604        47,195         27,498
         119          142             13           459          1,202
          66          240            118           226            111
          --           13            534            36            481
          --           --             --           174             --
          --           --             --            --             --
          18           28              9            11              8
 -----------     --------      ---------      --------       --------
     268,454      268,045        317,267       541,030        213,758
          --           --             --            --             --
          --           --            177            48             --
      19,087       15,350         43,604        47,195         27,498
         170          192            178           212            956
          --           19             --            --             --
          22           17             24            44             16
          27           20             24            40             18
          30           30             26            46             48
           1            1              1            14              1
          43           40             43            71             42
 -----------     --------      ---------      --------       --------
      19,380       15,669         44,077        47,670         28,579
 -----------     --------      ---------      --------       --------
 $   249,074     $252,376      $ 273,190      $493,360       $185,179
 ===========     ========      =========      ========       ========
 $   312,069     $208,195      $ 255,627      $343,224       $148,486
          --            5             --         4,741           (198)
    (107,888)       1,224        (29,068)       (4,375)        22,910
      44,893       42,952         46,631       149,770         13,981
 -----------     --------      ---------      --------       --------
 $   249,074     $252,376      $ 273,190      $493,360       $185,179
 ===========     ========      =========      ========       ========
 $    23,141     $ 23,920      $   9,517      $ 24,193       $107,147
       2,229        1,547            967         1,709          8,214
 $     10.38     $  15.47      $    9.85      $  14.13       $  13.05
 ===========     ========      =========      ========       ========
        5.50%        5.50%          5.50%         5.50%          5.50%
 ===========     ========      =========      ========       ========
 $     10.98     $  16.37      $   10.42      $  14.95       $  13.81
 ===========     ========      =========      ========       ========
 $     6,699     $  8,552      $   2,589      $  3,242       $ 25,270
         695          579            279           235          1,944
 $      9.65     $  14.77      $    9.29      $  13.78       $  13.00
 ===========     ========      =========      ========       ========
 $   219,234     $219,904      $ 261,084      $465,924       $ 52,762
      21,064       14,148         26,122        32,801          4,044
 $     10.41     $  15.54      $   10.00      $  14.20       $  13.05
 ===========     ========      =========      ========       ========


                                                                Strategic
     Strategic                             Strategic          Portfolios:
    Portfolios:         Strategic         Portfolios:          Moderate
    Aggressive         Portfolios:          Growth &           Growth &
      Growth             Growth              Income             Income
     Portfolio          Portfolio          Portfolio           Portfolio
------------------ ------------------ ------------------- ------------------
   $    44,800        $    63,260        $     99,497        $    47,404
         9,797              8,202              12,862              3,177
   -----------        -----------        ------------        -----------
        54,597****         71,462****         112,359****         50,581****
            --                 --                  --                 --
            --                 --                  --                 --
            --                 --                  --                 --
             1                  1                   2                  1
            18                 74                  97                 93
            --                 --                  --                 --
            --                 --                  --                 --
            --                 --                  --                 --
            11                  2                  --                  1
   -----------        -----------        ------------        -----------
        54,627             71,539             112,458             50,676
            --                 --                  --                 --
            --                 --                  --                 --
            --                 --                  --                 --
           129                462                  59                 33
            --                 --                  --                 --
             1                  1                   1                  1
             6                  7                  15                  6
            16                 28                  25                 15
            --                 --                  --                 --
            18                 11                  29                 16
   -----------        -----------        ------------        -----------
           170                509                 129                 71
   -----------        -----------        ------------        -----------
   $    54,457        $    71,030        $    112,329        $    50,605
   ===========        ===========        ============        ===========
   $    50,769        $    65,704        $    106,387        $    47,074
            --                 56                 145                 79
        (6,109)            (2,932)             (7,065)               275
         9,797              8,202              12,862              3,177
   -----------        -----------        ------------        -----------
   $    54,457        $    71,030        $    112,329        $    50,605
   ===========        ===========        ============        ===========
   $    23,168        $    31,323        $     51,709        $    22,164
         2,305              3,119               4,996              2,171
   $     10.05        $     10.05        $      10.35        $     10.21
   ===========        ===========        ============        ===========
          5.50%              5.50%               5.50%              5.50%
   ===========        ===========        ============        ===========
   $     10.63        $     10.63        $      10.95        $     10.80
   ===========        ===========        ============        ===========
   $    16,146        $    31,615        $     20,028        $    14,313
         1,680              3,190               1,943              1,410
   $      9.61        $      9.91        $      10.31        $     10.15
   ===========        ===========        ============        ===========
   $    15,143        $     8,092        $     40,591        $    14,128
         1,506                802               3,908              1,381
   $     10.05        $     10.09        $      10.39        $     10.24
   ===========        ===========        ============        ===========

                       See notes to financial statements.

---------------------------------------------------
AMSOUTH FUNDS                                                      July 31, 2005
Statements of Assets and Liabilities
(amounts in thousands, except per share amounts)
---------------------------------------------------

                                                                                                       High
                                                                            Limited        High       Quality
                                                               Government     Term        Quality    Municipal
                                                                 Income       Bond         Bond        Bond
                                                                  Fund        Fund         Fund        Fund
                                                               ----------   --------     --------    ---------
Assets:
Investments:
 Investments, at cost .......................................   $160,069    $168,017     $589,192    $ 296,420
 Net unrealized appreciation ................................     (1,085)     (2,406)      15,311        8,940
 Repurchase agreements, at cost .............................         --          --           --           --
                                                                --------    --------     --------    ---------
 Investments, at value ......................................    158,984     165,611      604,503      305,360
Cash ........................................................         --          --           --           --
Collateral for securities loaned ............................         --      17,936      137,872           --
Interest and dividends receivable ...........................        708       1,788        8,891        3,858
Receivable from capital shares issued .......................         11           8          465           30
Receivable from investments sold ............................         --          --           --        5,525
Prepaid expenses and other assets ...........................         13           7            8            6
                                                                --------    --------     --------    ---------
  Total Assets ..............................................    159,716     185,350      751,739      314,779
Liabilities:
Dividends payable ...........................................         --          --           --           --
Payable to custodian ........................................         --          --           --           --
Payable for investments purchased ...........................         --          --           --           --
Payable for securities loaned ...............................         --      17,936      137,872           --
Payable for capital shares redeemed .........................         76         726          529          351
Accrued expenses and other payables:
 Investment advisory fees ...................................          9           9           34           14
 Administration fees ........................................         21          21           54           31
 Shareholder servicing and distribution fees ................         21          28           64           32
 Custodian fees .............................................          1           1            3            1
 Other ......................................................         30          32          121           53
                                                                --------    --------     --------    ---------
  Total Liabilities .........................................        158      18,753      138,677          482
                                                                --------    --------     --------    ---------
Net Assets ..................................................   $159,558    $166,597     $613,062    $ 314,297
                                                                ========    ========     ========    =========
Composition of Net Assets:
Capital .....................................................   $159,221    $172,334     $595,756    $ 300,742
Accumulated net investment income (loss) ....................        (54)       (560)      (1,467)         897
Accumulated net realized gains/(losses) from
 investments, foreign currency and futures transactions .....      1,476      (2,771)       3,462        3,718
Unrealized appreciation from investments ....................     (1,085)     (2,406)      15,311        8,940
                                                                --------    --------     --------    ---------
Net Assets ..................................................   $159,558    $166,597     $613,062    $ 314,297
                                                                ========    ========     ========    =========
Class A Shares (a):
Net Assets ..................................................   $ 17,549    $ 17,833     $ 50,219    $  15,770
Shares Outstanding ..........................................      1,818       1,742        4,558        1,562
Net Asset Value and Redemption Price per share ..............   $   9.65    $  10.24     $  11.02    $   10.09
                                                                ========    ========     ========    =========
Maximum Sales Load ..........................................       4.00%       4.00%        4.00%        4.00%
                                                                ========    ========     ========    =========
Maximum Offering Price per share (Net Assets
 Value/(100% -- maximum sales charge)) ......................   $  10.05    $  10.67     $  11.48    $   10.51
                                                                ========    ========     ========    =========
Class B Shares (b):
Net Assets ..................................................   $  6,165    $ 14,233     $  6,298    $   3,728
Shares Outstanding ..........................................        639       1,392          573          370
Net Asset Value and Offering Price per share* ...............   $   9.65    $  10.22     $  10.98    $   10.07
                                                                ========    ========     ========    =========
Class I Shares (c):
Net Assets ..................................................   $135,844    $134,531     $556,545    $ 294,799
Shares Outstanding ..........................................     14,065      13,137       50,514       29,192
Net Asset Value, Offering Price, and Redemption
 Price per share ............................................   $   9.66    $  10.24     $  11.02    $   10.10
                                                                ========    ========     ========    =========

*   Redemption price per share varies by length of time shares are held.
(a) Represents Class 2 Shares for the Institutional Prime Obligations Money Market Fund.
(b) Represents Class 3 Shares for the Institutional Prime Obligations Money Market Fund.
(c) Represents Class 1 Shares for the Institutional Prime Obligations Money Market Fund.

                       See notes to financial statements.

                             ---------------------------------------------------
July 31, 2005                                                      AMSOUTH FUNDS
                                           Statements of Assets and Liabilities
                                (amounts in thousands, except per share amounts)
                             ---------------------------------------------------

                                                                               Institutional
                                                  Treasury                         Prime
                                  Prime            Reserve       Tax-Exempt      Obligations
  Florida       Tennessee         Money             Money          Money           Money
 Tax-Exempt     Tax-Exempt        Market            Market         Market          Market
    Fund           Fund            Fund             Fund           Fund            Fund
-----------    -----------       --------         ---------      ----------   --------------
 $  48,798       $ 33,533        $422,465         $  44,828       $140,949       $ 294,289
       822            857              --                --             --              --
        --             --         159,212           122,442             --         136,796
 ---------       --------        --------         ---------       --------       ---------
    49,620         34,390         581,677           167,270        140,949         431,085
        --             --              --                --             --              --
        --             --          34,529            38,541             --          28,708
       541            472              45                41            357              38
        --             --              --                --             --              --
        --             --              --                --             --              --
         1              5               5                --              3               4
 ---------       --------        --------         ---------       --------       ---------
    50,162         34,867         616,256           205,852        141,309         459,835
        --             --           1,275               371            191           1,064
        --             --              --                --             --              --
        --             --              --                --             --              --
        --             --          34,529            38,541             --          28,708
       107             --              --                --             --              --
         2              2             175                52             31              26
         7              7              46                16              6              29
         7              5             104                18             12              49
        --             --               3                 1              1               2
         8              6             119                46             24              81
 ---------       --------        --------         ---------       --------       ---------
       131             20          36,251            39,045            265          29,959
 ---------       --------        --------         ---------       --------       ---------
 $  50,031       $ 34,847        $580,005         $ 166,807       $141,044       $ 429,876
 =========       ========        ========         =========       ========       =========
 $  48,671       $ 33,891        $580,008         $ 166,805       $141,350       $ 429,876
        56              7              --                --             --              --
       482             92              (3)                2           (306)             --
       822            857              --                --             --              --
 ---------       --------        --------         ---------       --------       ---------
 $  50,031       $ 34,847        $580,005         $ 166,807       $141,044       $ 429,876
 =========       ========        ========         =========       ========       =========
 $   4,073       $  5,072        $409,511         $  70,793       $ 34,067       $ 153,432
       389            504         409,453            70,752         34,124         153,417
 $   10.48       $  10.07        $   1.00         $    1.00       $   1.00       $    1.00
 =========       ========        ========         =========       ========       =========
      4.00%          4.00%
 =========       ========
 $   10.92       $  10.49
 =========       ========
 $   2,295       $  1,948        $  3,088                --             --       $  45,871
       220            193           3,087                --             --          45,866
 $   10.45       $  10.08        $   1.00                --             --       $    1.00
 =========       ========        ========         =========       ========       =========
 $  43,663       $ 27,827        $167,406         $  96,014       $106,977       $ 230,573
     4,164          2,766         167,355            95,953        107,208         230,546
 $   10.49       $  10.06        $   1.00         $    1.00       $   1.00       $    1.00
 =========       ========        ========         =========       ========       =========

                       See notes to financial statements.

----------------------------------------------
AMSOUTH FUNDS                                   For the year ended July 31, 2005
Statements of Operations
(amounts in thousands)
----------------------------------------------

                                                                                               Select      Enhanced       Large
                                                                                 Value         Equity       Market         Cap
                                                                                 Fund           Fund         Fund         Fund
                                                                               --------        ------      --------     --------
Investment Income:
 Dividends ..................................................................  $ 10,956        $2,428      $ 3,877       $ 5,152
 Dividends from affiliates ..................................................        43            32           34            --
 Interest ...................................................................         2            --            2            --
 Securities lending .........................................................        16            --            4            10
                                                                               ---------       ------      -------       -------
  Total Investment Income ...................................................    11,017         2,460        3,917         5,162
                                                                               ---------       ------      -------       -------
Expenses:
 Investment advisory ........................................................     4,041         1,043          722         2,807
 Administration .............................................................       844           217          314           588
 Distribution -- Class B Shares .............................................       212           122           80           176
 Shareholder servicing -- Class A Shares ....................................       323            48           67           267
 Shareholder servicing -- Class B Shares ....................................        71            41           27            59
 Shareholder servicing -- Class I Shares ....................................       522           142          227           331
 Accounting .................................................................       103            27           39            72
 Custodian ..................................................................        89            23           32            62
 Transfer agent .............................................................       157            53           64           154
 Registration and filing ....................................................         9             7            6            23
 Legal fees .................................................................       159            38           57           112
 Trustee fees ...............................................................        27             7           11            19
 Chief Compliance Officer fees ..............................................        12             3            4             8
 Other ......................................................................       122            35           46            99
                                                                               ---------       ------      -------       -------
  Total expenses before fee reductions ......................................     6,691         1,806        1,696         4,777
  Expenses reduced by:
   Investment Advisor .......................................................       (15)           (8)          (9)         (175)
   Administrator*** .........................................................       (29)          (21)         (31)          (62)
   Custodian ................................................................       (52)          (13)         (19)          (37)
   Transfer Agent ...........................................................        (6)          (16)         (14)           (6)
   Distributor ..............................................................      (174)          (47)         (76)         (110)
   Fund Accountant ..........................................................       (76)          (20)         (28)          (53)
                                                                               ----------      -------     -------       -------
  Net Expenses ..............................................................     6,339         1,681        1,519         4,334
                                                                               ----------      -------     -------       -------
Net Investment Income (Loss) ................................................     4,678           779        2,398           828
                                                                               ----------      -------     -------       -------
Realized/Unrealized Gains/(Losses) from Investments .........................
Net realized gains/(losses) from investment transactions, foreign currency
 and futures** ..............................................................   114,427         4,660       13,475        43,802
Realized gain distributions from underlying funds ...........................        --            --           --            --
Change in unrealized appreciation/depreciation from investments, futures, and
 translation of assets and liabilities denominated in foreign currencies ....   (31,138)        4,444       11,802        (5,234)
                                                                               ----------      -------     -------       -------
Net Realized/Unrealized Losses from Investments .............................    83,289         9,104       25,277        38,568
                                                                               ----------      -------     -------       -------
Change in Net Assets Resulting from Operations ..............................  $ 87,967        $9,883      $27,675       $39,396
                                                                               ==========      =======     =======       =======

* Dividends for the International Equity Fund are net of foreign withholding taxes of $1,276.
** Represents realized gains/(losses) from investment transactions with affiliates for the Strategic Portfolios.
*** Includes reimbursements from BISYS.

                       See notes to financial statements.

                                   ---------------------------------------------
For the year ended July 31, 2005                                   AMSOUTH FUNDS
                                                        Statements of Operations
                                                          (amounts in thousands)
                                   ---------------------------------------------

                                                                                                                Strategic
                                                                     Strategic                   Strategic     Portfolios:
                                                                    Portfolios:    Strategic    Portfolios:     Moderate
  Capital                            International                  Aggressive    Portfolios:     Growth &      Growth &
   Growth     Mid Cap    Small Cap       Equity        Balanced       Growth        Growth        Income         Income
    Fund       Fund        Fund          Fund           Fund         Portfolio    Portfolio     Portfolio       Portfolio
  -------   -----------  ---------   -------------   -----------    -----------  -----------    -----------    -----------
  $ 3,711     $ 2,823    $    517      $  11,461*     $  2,162        $   --         $  --        $    --        $   --
       --          82         120             --            28           387           945          2,255         1,170
       --           3          34             13         3,461            --            --              1            --
       13          15          57            477            29            --            --             --            --
  -------     -------    --------      ---------      ---------       ------        ------        -------        ------
    3,724       2,923         728         11,951         5,680           387           945          2,256         1,170
  -------     -------    --------      ---------      ---------       ------        ------        -------        ------
    2,056       1,980       2,460          4,553         1,455           101           123            223           100
      429         350         410            747           303            84           101            185            83
       54          59          20             21           191            99           185            127            94
       67          51          23             52           253            54            68            128            55
       18          20           7              7            64            33            62             42            31
      335         277         354            644            83            24            14             65            23
       51          45          51            159            41            10            13             23            10
       45          35          42            223            31             9            10             19             9
       78          73          77            108           114            86            63             82            73
        6          18           2             18             9             8            16              7             7
       81          63          75            135            56            15            18             34            15
       14          11          13             24            10             3             3              6             3
        6           5           6             11             4             1             1              3             1
       56          54          61             98            53            17            20             30            14
  -------     -------    --------      ---------      ---------       ------        ------        -------        ------
    3,296       3,041       3,601          6,800         2,667           544           697            974           518
       --        (701)       (277)          (885)           (9)          (51)          (61)          (111)          (50)
      (44)        (31)        (38)           (68)          (30)          (33)          (40)            (6)          (33)
      (27)        (21)        (25)            --           (19)           (5)           (6)           (11)           (5)
      (15)        (16)        (18)           (16)           (8)          (22)          (21)           (13)          (22)
     (112)        (92)       (118)          (215)          (28)          (43)          (57)           (90)          (42)
      (39)        (32)        (37)           (68)          (27)           (8)           (9)           (17)           (8)
  -------     -------    --------      ---------      ----------      ------        ------        -------        -------
    3,059       2,148       3,088          5,548         2,546           382           503            726           358
  -------     -------    --------      ---------      ----------      ------        ------        -------        ------
      665         775      (2,360)         6,403         3,134             5           442          1,530           812
  -------     -------    --------      ---------      ----------      ------        ------        -------        ------
    6,876      18,301      23,367         26,346        29,924         2,460         1,324          2,736         1,726
       --          --          --             --            --           484           444            683           253
   22,817      32,266      26,546         63,582       (15,504)        4,615         4,979          6,277         1,656
  -------     -------    --------      ---------      ----------      ------        ------        -------        ------
   29,693      50,567      49,913         89,928        14,420         7,559         6,747          9,696         3,635
  -------     -------    --------      ---------      ----------      ------        ------        -------        ------
  $30,358     $51,342    $ 47,553      $  96,331      $ 17,554        $7,564        $7,189        $11,226        $4,447
  =======     =======    ========      =========      ==========      ======        ======        =======        ======

                       See notes to financial statements.

-----------------------------------------
AMSOUTH FUNDS                                   For the year ended July 31, 2005
Statements of Operations
(amounts in thousands)
-----------------------------------------

                                                                                      Limited       High      High Quality
                                                                      Government        Term       Quality     Municipal
                                                                        Income          Bond        Bond         Bond
                                                                         Fund           Fund        Fund         Fund
                                                                      ----------      -------      -------    ------------
Investment Income:
 Dividends .........................................................   $    69        $    27      $   139       $    94
 Dividends from affiliates .........................................        --             --           --            --
 Interest ..........................................................     8,563          7,384       29,165        14,227
 Securities lending ................................................        27             81          203            --
                                                                       -------        -------      -------       -------
  Total Investment Income ..........................................     8,659          7,492       29,507        14,321
                                                                       -------        -------      -------       -------
Expenses:
 Investment advisory ...............................................     1,059          1,211        3,458         1,903
 Administration ....................................................       321            368        1,048           577
 Distribution -- Class B Shares (b) ................................        50            128           50            29
 Shareholder servicing -- Class A Shares (a) .......................        45             62          124            43
 Shareholder servicing -- Class B Shares (b) .......................        17             43           17            10
 Shareholder servicing -- Class I Shares (c) .......................       247            262          858           485
 Accounting ........................................................        47             48          133            82
 Custodian .........................................................        35             40          109            61
 Transfer agent ....................................................        58             65          197            74
 Registration and filing ...........................................        10              5            2             4
 Legal Fees ........................................................        62             70          196           108
 Trustee Fees ......................................................        10             11           33            18
 CCO Fees ..........................................................         4              5           15             8
 Other .............................................................        50             51          152            77
                                                                       -------        -------      -------       -------
  Total expenses before fee reductions .............................     2,015          2,369        6,392         3,479
  Expenses reduced by:
   Investment Advisor ..............................................      (119)          (131)        (329)         (529)
   Administrator ...................................................       (37)           (42)        (106)          (60)
   Custodian .......................................................       (21)           (24)         (65)          (36)
   Transfer Agent ..................................................       (16)           (14)         (12)          (17)
   Distributor .....................................................       (82)           (87)        (286)         (162)
   Fund Accountant .................................................       (28)           (33)         (94)          (52)
                                                                       -------        -------      -------       -------
  Net Expenses .....................................................     1,712          2,038        5,500         2,623
                                                                       -------        -------      -------       -------
Net Investment Income ..............................................     6,947          5,454       24,007        11,698
                                                                       -------        -------      -------       -------
Realized/Unrealized Gains/(Losses) from Investments
Net realized gains from investment transactions ....................     5,781            135        6,430         4,417
Change in unrealized appreciation/depreciation from investments ....    (6,890)        (3,600)      (5,871)       (8,999)
                                                                       -------        -------      -------       -------
Net Realized/Unrealized Gains from Investments .....................    (1,109)        (3,465)         559        (4,582)
                                                                       -------        -------      -------       -------
Change in Net Assets Resulting from Operations .....................   $ 5,838        $ 1,989      $24,566       $ 7,116
                                                                       =======        =======      =======       =======

(a) Represents Class 2 Shares for the Institutional Prime Obligations Money Market Fund.
(b) Represents Class 3 Shares for the Institutional Prime Obligations Money Market Fund.
(c) Represents Class 1 Shares for the Institutional Prime Obligations Money Market Fund.

                       See notes to financial statements.

                                   ---------------------------------------------
For the year ended July 31, 2005                                   AMSOUTH FUNDS
                                                        Statements of Operations
                                                          (amounts in thousands)
                                   ---------------------------------------------

                                                                          Institutional
                                            Treasury                          Prime
                                 Prime       Reserve      Tax-Exempt       Obligations
   Florida       Tennessee       Money        Money          Money            Money
 Tax-Exempt     Tax-Exempt      Market       Market         Market           Market
    Fund           Fund          Fund         Fund           Fund             Fund
------------   ------------   ----------   ----------     ----------      -------------
  $    29         $  21        $    --       $   --         $   --           $   --
       --            --             --           --             --               --
    2,265         1,457         14,213        4,140          2,602            9,102
       --            --              2           71            122                2
  --------        -------      -------       ------         ------           ------
    2,294         1,478         14,215        4,211          2,724            9,104
  --------        -------      -------       ------         ------           ------
      322           210          2,371          739            594              743
       98            64            989          310            249              371
       21            17             23           --         ------              236
       18            14          1,030          178             81              307
        7             6              8           --         ------               --
       72            45            267          170            174               --
       16            10            121           37             33               74
       10             7            103           33             26               61
       32            29            153           69             29               64
        2             7             19            9              9                2
       18            12            197           56             46              106
        3             2             33            8              8               20
        1             1             14            4              3                9
       15            10            169           35             36               85
  --------        -------      -------       ------         ------           ------
      635           434          5,497        1,648          1,288            2,078
      (95)          (24)          (296)         (92)          (223)            (483)
      (39)           (7)          (397)        (125)           (21)              (3)
       (6)           (4)           (61)         (21)           (15)             (36)
      (22)          (24)           (10)         (10)            (5)              --
      (24)          (15)          (107)        (128)          (107)              --
       (9)           (6)           (90)         (28)           (22)             (56)
  ----------      --------     -------       ------         ------           ------
      440           354          4,536        1,244            895            1,500
  ---------       -------      -------       ------         ------           ------
    1,854         1,124          9,679        2,967          1,829            7,604
  ---------       -------      -------       ------         ------           ------
      664           125             --           --             (7)              --
   (1,360)         (600)            --           --             --               --
  ---------       -------      -------       ------         ------           ------
     (696)         (475)            --           --             (7)              --
  ---------       -------      -------       ------         ------           ------
  $ 1,158         $ 649        $ 9,679       $2,967         $1,822           $7,604
  =========       =======      =======       ======         ======           ======

                       See notes to financial statements.

---------------------------------------------------
AMSOUTH FUNDS
Statements of Changes in Net Assets
(amounts in thousands)
---------------------------------------------------


                                                                      Year          Year         Year         Year
                                                                     Ended          Ended        Ended        Ended
                                                                    July 31,      July 31,     July 31,     July 31,
                                                                      2005          2004         2005         2004
                                                                --------------- ------------ ------------ ------------
                                                                         Value Fund             Select Equity Fund
                                                                ---------------------------- -------------------------
Net Assets, Beginning of Period ...............................   $  513,889     $ 532,221    $ 119,968     $ 59,412
                                                                  ----------     ---------    ---------     --------
Operations:
 Net investment income (loss) .................................        4,678         4,675          779          339
 Net realized gains (losses) from investment transactions .....      114,427       41,594#        4,660        2,506
 Change in unrealized appreciation/depreciation from
  investments .................................................      (31,138)       29,509        4,444        4,784
                                                                  ----------     ---------    ---------     --------
Change in net assets resulting from operations ................       87,967        75,778        9,883        7,629
                                                                  ----------     ---------    ---------     --------
Dividends to:
Class A Shareholders:
 From net investment income ...................................       (1,149)         (951)        (125)         (50)
 From net realized gains from investment transactions .........           --            --          (17)         (76)
Class B Shareholders:
 From net investment income ...................................          (72)          (84)         (59)         (17)
 From net realized gains from investment transactions .........           --            --          (14)         (77)
Class I Shareholders:
 From net investment income ...................................       (3,560)       (3,633)        (676)        (322)
 From net realized gains from investment transactions .........           --            --          (88)        (459)
                                                                  ----------     ---------    ---------     --------
Change in net assets from dividends to shareholders ...........       (4,781)       (4,668)        (979)      (1,001)
                                                                  ----------     ---------    ---------     --------
Change in net assets from capital share transactions ..........     (109,971)      (89,442)      (4,570)      53,928
                                                                  ----------     ---------    ---------     --------
Capital contributions+ ........................................          227            --            1           --
                                                                  ----------     ---------    ---------     --------
Proceeds from redemption fees collected .......................           --            --           --           --
                                                                  ----------     ---------    ---------     --------
Change in net assets ..........................................      (26,558)      (18,332)       4,335       60,556
                                                                  ----------     ---------    ---------     --------
Net Assets, End of Period .....................................   $  487,331     $ 513,889    $ 124,303     $119,968
                                                                  ==========     =========    =========     ========
Accumulated Net Investment Income/(Loss) ......................   $      206     $     310    $      --     $     --
                                                                  ==========     =========    =========     ========


                                                                International Equity Fund          Balanced Fund
                                                                ---------------------------- -------------------------
Net Assets, Beginning of Period ...............................   $  388,719     $ 260,257    $ 174,204     $161,459
                                                                ------------     ---------   ----------     --------
Operations:
 Net investment income (loss) .................................        6,403         3,904        3,134        2,748
 Net realized gains (losses) from investments, futures,
  and foreign currency transactions* ..........................       26,346         8,248       29,924        2,534
 Realized gain distributions from underlying funds ............           --            --           --           --
 Change in unrealized appreciation/depreciation from
  investments, futures, and translation of assets and
  liabilities in foreign currencies ...........................       63,582        73,633      (15,504)       8,066
                                                                ------------     ---------   ----------     --------
Change in net assets resulting from operations ................       96,331        85,785       17,554       13,348
                                                                ------------     ---------   ----------     --------
Dividends to:
Class A Shareholders:
 From net investment income ...................................         (157)          (63)      (2,032)      (1,566)
 From net realized gains from investment transactions .........           --            --         (263)          --
 From tax return of capital ...................................
Class B Shareholders:
 From net investment income ...................................             (8)         --         (329)        (251)
 From net realized gains from investment transactions .........           --            --          (69)          --
 From tax return of capital ...................................
Class I Shareholders:
 From net investment income ...................................       (4,114)       (3,090)      (1,203)      (1,216)
 From net realized gains from investment transactions .........           --            --         (161)          --
 From tax return of capital ...................................           --            --           --           --
                                                                --------------   ---------   ----------     --------
Change in net assets from dividends to shareholders ...........       (4,279)       (3,153)      (4,057)      (3,033)
                                                                --------------   ---------   ----------     --------
Change in net assets from capital transactions ................       12,575        45,636       (2,563)       2,430
                                                                --------------   ---------   ----------     --------
Capital contributions+ ........................................           12            --           40           --
                                                                --------------   ---------   ----------     --------
Proceeds from redemption fees collected .......................            2           194            1           --
                                                                --------------   ---------   ----------     --------
Change in net assets ..........................................      104,641       128,462       10,975       12,745
                                                                --------------   ---------   ----------     --------
Net Assets, End of Period .....................................   $  493,360     $ 388,719    $ 185,179     $174,204
                                                                ==============   =========   ==========     ========
Accumulated Net Investment Income/(Loss) ......................   $    4,741     $   3,099    $    (198)    $    (49)
                                                                ==============   =========   ==========     ========

                                                                     Year           Year
                                                                     Ended          Ended
                                                                   July 31,       July 31,
                                                                     2005           2004
                                                                -------------- --------------
                                                                    Enhanced Market Fund
                                                                -----------------------------
Net Assets, Beginning of Period ...............................    $178,652       $129,130
                                                                   --------       --------
Operations:
 Net investment income (loss) .................................       2,398          1,345
 Net realized gains (losses) from investment transactions .....      13,475          7,726
 Change in unrealized appreciation/depreciation from
  investments .................................................      11,802          8,460
                                                                   --------       --------
Change in net assets resulting from operations ................      27,675         17,531
                                                                   --------       --------
Dividends to:
Class A Shareholders:
 From net investment income ...................................        (321)          (186)
 From net realized gains from investment transactions .........        (960)            --
Class B Shareholders:
 From net investment income ...................................         (73)           (26)
 From net realized gains from investment transactions .........        (393)            --
Class I Shareholders:
 From net investment income ...................................      (1,991)        (1,122)
 From net realized gains from investment transactions .........      (5,361)            --
                                                                   --------       --------
Change in net assets from dividends to shareholders ...........      (9,099)        (1,334)
                                                                   --------       --------
Change in net assets from capital share transactions ..........      (1,411)        33,325
                                                                   --------       --------
Capital contributions+ ........................................          11             --
                                                                   --------       --------
Proceeds from redemption fees collected .......................          --             --
                                                                   --------       --------
Change in net assets ..........................................      17,176         49,522
                                                                   --------       --------
Net Assets, End of Period .....................................    $195,828       $178,652
                                                                   ========       ========
Accumulated Net Investment Income/(Loss) ......................    $     59       $     47
                                                                   ========       ========

                                                                   Strategic Portfolios:
                                                                     Aggressive Growth
                                                                         Portfolio
                                                                --------------------------
Net Assets, Beginning of Period ...............................    $45,254        $27,727
                                                                   -------        -------
Operations:
 Net investment income (loss) .................................          5            (33)
 Net realized gains (losses) from investments, futures,
  and foreign currency transactions* ..........................      2,460          1,577
 Realized gain distributions from underlying funds ............        484             26
 Change in unrealized appreciation/depreciation from
  investments, futures, and translation of assets and
  liabilities in foreign currencies ...........................      4,615          1,826
                                                                   -------       --------
Change in net assets resulting from operations ................      7,564          3,396
                                                                   -------       --------
Dividends to:
Class A Shareholders:
 From net investment income ...................................        (26)
 From net realized gains from investment transactions .........         --             --
 From tax return of capital ...................................                       (18)
Class B Shareholders:
 From net investment income ...................................         (3)            --
 From net realized gains from investment transactions .........         --             --
 From tax return of capital ...................................                        (4)
Class I Shareholders:
 From net investment income ...................................        (21)
 From net realized gains from investment transactions .........         --            (18)
 From tax return of capital ...................................         --             --
                                                                   -------        -------
Change in net assets from dividends to shareholders ...........        (50)           (40)
                                                                   -------        -------
Change in net assets from capital transactions ................      1,685         14,167
                                                                   -------        -------
Capital contributions+ ........................................          3             --
                                                                   -------        -------
Proceeds from redemption fees collected .......................          1              4
                                                                   -------        -------
Change in net assets ..........................................      9,203         17,527
                                                                   -------        -------
Net Assets, End of Period .....................................    $54,457        $45,254
                                                                   =======        =======
Accumulated Net Investment Income/(Loss) ......................    $    --        $    --
                                                                   =======        =======

* Represents realized gains/(losses) from investment transactions with affiliates for the Strategic Portfolios.
# Includes reimbursement of $406 by advisor and administrator for losses realized on the disposal of investments in violation of restrictions.
+ Represents amounts contributed to the Funds by AmSouth Bank. For more information, see "Affiliated Party Transactions" in the Notes to Financial Statements.

                       See notes to financial statements.

                             ---------------------------------------------------
                                                                   AMSOUTH FUNDS
                                             Statements of Changes in Net Assets
                                                          (amounts in thousands)
                             ---------------------------------------------------

    Year           Year           Year           Year           Year            Year            Year           Year
    Ended          Ended          Ended          Ended          Ended           Ended           Ended         Ended
  July 31,       July 31,       July 31,       July 31,       July 31,        July 31,        July 31,       July 31,
    2005           2004           2005           2004           2005            2004            2005           2004
------------   ------------   ------------   ------------   ------------   --------------   ------------   -----------
      Large Cap Fund              Capital Growth Fund               Mid Cap Fund                  Small Cap Fund
---------------------------   ---------------------------   -----------------------------   --------------------------
 $ 372,557      $  506,066     $ 261,672      $ 257,284       $172,286        $133,108        $220,073      $182,657
 ---------      ----------     ---------      ---------       --------        --------        --------      --------
       828            (251)          665           (679)           775             245          (2,360)       (2,390)
    43,802          77,919         6,876         25,035         18,301          26,138          23,367        33,469
    (5,234)        (43,628)       22,817         (8,058)        32,266          (4,252)         26,546        (8,325)
 ---------      ----------     ---------      ---------       --------        --------        --------      --------
    39,396          34,040        30,358         16,298         51,342          22,131          47,553        22,754
 ---------      ----------     ---------      ---------       --------        --------        --------      --------
      (330)             --          (109)            --            (71)            (19)             --            --
    (2,743)            (15)           --             --             --              --              --            --
       (66)             --           (28)            --            (14)             (1)             --            --
      (681)             --            --             --             --              --              --            --
      (780)             --          (957)            --           (686)           (224)             --            --
    (6,178)           (118)           --             --             --              --              --            --
 ---------      ----------     ---------      ---------       --------        --------        --------      --------
   (10,778)           (133)       (1,094)            --           (771)           (244)             --            --
 ---------      ----------     ---------      ---------       --------        --------        --------      --------
   (70,422)       (167,416)      (42,061)       (11,910)        29,482          17,268           5,504        14,607
 ---------      ----------     ---------      ---------       --------        --------        --------      --------
       486              --           198             --             37              --              59            --
 ---------      ----------     ---------      ---------       --------        --------        --------      --------
        --              --             1             --             --              23               1            55
 ---------      ----------     ---------      ---------       --------        --------        --------      --------
   (41,318)       (133,509)      (12,598)         4,388         80,090          39,178          53,117        37,416
 ---------      ----------     ---------      ---------       --------        --------        --------      --------
 $ 331,239      $  372,557     $ 249,074      $ 261,672       $252,376        $172,286        $273,190      $220,073
 =========      ==========     =========      =========       ========        ========        ========      ========
 $      --      $       --     $      --      $      --       $      5        $     1         $     --      $     --
 =========      ==========     =========      =========       ========        ========        ========      ========

                                 Strategic Portfolios:          Strategic Portfolios:
  Strategic Portfolios:             Growth & Income               Moderate Growth &
     Growth Portfolio                  Portfolio                   Income Portfolio
--------------------------    -------------------------     ---------------------------
 $  50,752      $   26,102     $ 104,423      $  84,244       $ 45,565        $31,300
----------      ----------    ----------      ---------     ----------        ---------
       442             251         1,530          1,246            812            605
     1,324           1,197         2,736          4,435          1,726          1,158
       444              44           683            150            253             68
     4,979           1,075         6,277          1,145          1,656            106
----------      ----------    ----------      ---------     ----------        ---------
     7,189           2,567        11,226          6,976          4,447          1,937
----------      ----------    ----------      ---------     ----------        ---------
      (234)           (120)         (734)          (476)          (389)          (209)
        --              --            --             --             --             --
      (115)            (29)         (145)           (51)          (141)           (62)
        --              --            --             --             --             --
       (90)            (72)         (650)          (694)          (282)          (309)
----------      ----------    ----------      ---------     ----------        ---------
        --              --            --             --             --             --
      (439)           (221)       (1,529)        (1,221)          (812)          (580)

----------      ----------    ----------      ---------     ----------        ---------
    13,524          22,303        (1,801)        14,422          1,402         12,907
----------      ----------    ----------      ---------     ----------        ---------
         2              --             9             --              2             --
----------      ----------    ----------      ---------     ----------        ---------
         2               1             1              2              1              1
----------      ----------    ----------      ---------     ----------        ---------
    20,278          24,650         7,906         20,179          5,040         14,265
----------      ----------    ----------      ---------     ----------        ---------
 $  71,030      $   50,752     $ 112,329      $ 104,423       $ 50,605        $45,565
==========      ==========    ==========      =========     ==========        =========
 $      56      $       53     $     145      $     144       $     79        $    79
==========      ==========    ==========      =========     ==========        =========

                       See notes to financial statements.

---------------------------------------------------
AMSOUTH FUNDS
Statements of Changes in Net Assets
(amounts in thousands)
---------------------------------------------------

                                                                            Year          Year          Year         Year
                                                                            Ended         Ended         Ended       Ended
                                                                          July 31,      July 31,      July 31,     July 31,
                                                                            2005          2004          2005         2004
                                                                        ------------ -------------- ------------ -----------
                                                                          Government Income Fund     Limited Term Bond Fund
                                                                        --------------------------- ------------------------
Net Assets, Beginning of Period .......................................  $ 243,273     $284,396      $ 258,563    $242,588
                                                                         ---------     ---------     ---------    --------
Operations:
 Net investment income ................................................      6,947        9,381          5,454       6,526
 Net realized gains from investment transactions ......................      5,781        1,082            135         881
 Change in unrealized appreciation/depreciation from investments ......     (6,890)       3,917         (3,600)     (4,549)
                                                                         ---------     ---------     ---------    --------
Change in net assets resulting from operations ........................      5,838        6,546          1,989       2,858
                                                                         ---------     ---------     ---------    --------
Dividends to:
Class A Shareholders:
 From net investment income ...........................................       (832)        (770)          (757)       (960)
 From net realized gains from investment transactions .................        (43)         (21)            --          --
Class B Shareholders:
 From net investment income ...........................................       (254)        (289)          (393)       (480)
 From net realized gains from investment transactions .................        (18)         (11)            --          --
Class I Shareholders:
 From net investment income ...........................................     (7,599)     (10,008)        (5,548)     (6,563)
 From net realized gains from investment transactions .................       (471)        (281)            --          --
                                                                         ---------     ---------     ---------    --------
Change in net assets from dividends to shareholders ...................     (9,217)     (11,380)        (6,698)     (8,003)
                                                                         ---------     ---------     ---------    --------
Change in net assets from capital share transactions ..................    (80,498)     (36,389)       (87,308)     21,016
                                                                         ---------     ---------     ---------    --------
Capital contributions .................................................        162           --             45          --
                                                                         ---------     ---------     ---------    --------
Proceeds from redemption fees collected ...............................         --          100              6         104
                                                                         ---------     ---------     ---------    --------
Change in net assets ..................................................    (83,715)     (41,123)       (91,966)     15,975
                                                                         ---------     ---------     ---------    --------
Net Assets, End of Period .............................................  $ 159,558     $243,273      $ 166,597    $258,563
                                                                         =========     =========     =========    ========
Accumulated Net Investment Income/(Loss) ..............................  $     (54)    $   (211)     $    (560)   $   (644)
                                                                         =========     =========     =========    ========

                                                                                  Prime                 Treasury Reserve
                                                                            Money Market Fund          Money Market Fund
                                                                         ----------------------      ---------------------
Net Assets, Beginning of Period .......................................  $ 604,145     $664,565      $ 207,111    $ 88,429
                                                                         ---------     --------      ---------    --------
Operations:
 Net investment income ................................................      9,679        2,402          2,967         499
 Net realized gains (losses) from investment transactions .............         --           --             --           3
 Change in unrealized appreciation/depreciation from investments ......         --           --             --          --
                                                                         ---------     --------      ---------    --------
Change in net assets resulting from operations ........................      9,679        2,402          2,967         502
                                                                         ---------     --------      ---------    --------
Dividends to:
Class A Shareholders (a):
 From net investment income ...........................................     (6,516)      (1,406)        (1,156)       (185)
Class B Shareholders (b):
 From net investment income ...........................................        (44)          (5)            --          --
Class I Shareholders (c):
 From net investment income ...........................................     (3,119)        (991)        (1,815)       (314)
                                                                         ---------     --------      ---------    --------
Change in net assets from dividends to shareholders ...................     (9,679)      (2,402)        (2,971)       (499)
                                                                         ---------     --------      ---------    --------
Change in net assets from capital share transactions ..................    (24,277)     (60,420)       (40,423)    118,679
                                                                         ---------     --------      ---------    --------
Capital contributions .................................................        137           --            123          --
                                                                         ---------     --------      ---------    --------
Change in net assets ..................................................    (24,140)     (60,420)       (40,304)    118,682
                                                                         ---------     --------      ---------    --------
Net Assets, End of Period .............................................  $ 580,005     $604,145      $ 166,807    $207,111
                                                                         =========     ========      =========    ========
Accumulated Net Investment Income/(Loss) ..............................  $      --     $     --      $      --    $      4
                                                                         =========     ========      =========    ========

(a) Represents Class 2 for Institutional Prime Obligations Money Market Fund.
(b) Represents Class 3 for Institutional Prime Obligations Money Market Fund.
(c) Represents Class 1 for Institutional Prime Obligations Money Market Fund.
+ Represents amounts contributed to the Funds by AmSouth Bank. For more information, see "Affiliated Party Transactions" in the Notes to Financial Statements.

                       See notes to financial statements.

                             ---------------------------------------------------
                                                                   AMSOUTH FUNDS
                                             Statements of Changes in Net Assets
                                                          (amounts in thousands)
                             ---------------------------------------------------

      Year            Year           Year            Year           Year           Year          Year          Year
     Ended            Ended          Ended           Ended          Ended         Ended          Ended        Ended
    July 31,        July 31,       July 31,        July 31,       July 31,       July 31,      July 31,      July 31,
      2005            2004           2005            2004           2005           2004          2005          2004
---------------   ------------   ------------   --------------   ----------   -------------   ----------    ---------
         High Quality                    High Quality                     Florida                    Tennessee
          Bond Fund                   Municipal Bond Fund             Tax-Exempt Fund             Tax-Exempt Fund
------------------------------   -----------------------------   --------------------------   -----------------------
   $623,540        $ 660,008      $ 358,775       $ 371,902       $ 55,771      $61,298        $ 41,698     $  51,830
   ---------       ---------      ---------       ----------      --------      --------       --------     ---------
     24,007           24,987         11,698          12,863          1,854        2,007           1,124         1,320
      6,430            4,168          4,417           1,026            664          344             125           308
     (5,871)         (10,284)        (8,999)         (2,779)        (1,360)        (512)           (600)         (246)
   ---------       ---------      ---------       ----------      --------      --------       --------     ---------
     24,566           18,871          7,116          11,110          1,158        1,839             649        (1,382)
   ---------       ---------      ---------       ----------      --------      --------       --------     ---------
     (2,073)          (1,933)          (562)           (542)          (217)        (145)           (168)         (205)
        (59)            (356)           (50)            (14)           (44)          (5)            (27)          (31)
       (230)            (297)          (102)           (116)           (66)         (92)            (51)          (60)
         (8)             (68)           (10)             (4)           (15)          (5)            (12)          (14)
    (24,712)         (25,832)       (11,092)        (12,316)        (1,571)      (1,791)           (925)       (1,110)
       (697)          (4,584)          (844)           (307)          (247)         (73)           (145)         (178)
   ----------      ---------      ---------       -----------     --------      ---------      --------     ---------
    (27,779)         (33,070)       (12,660)        (13,299)        (2,160)      (2,111)         (1,328)       (1,598)
   ----------      ---------      ---------       -----------     --------      ---------      --------     ---------
     (7,585)         (22,322)       (38,979)        (10,938)        (4,745)      (5,255)          6,187        (9,916)
   ----------      ---------      ---------       -----------     --------      ---------      --------     ---------
        314               --             42              --              7           --               8            --
   ----------      ---------      ---------       -----------     --------      ---------      --------     ---------
          6               53              3              --             --           --               7            --
   ----------      ---------      ---------       -----------     --------      ---------      --------     ---------
    (10,478)         (36,468)       (44,478)        (13,127)        (5,740)      (5,527)         (6,851)      (10,132)
   ----------      ---------      ---------       -----------     --------      ---------      --------     ---------
   $613,062        $ 623,540      $ 314,297       $ 358,775       $ 50,031      $55,771        $ 34,847     $  41,698
   ==========      =========      =========       ===========     ========      =========      ========     =========
   $ (1,467)       $  (1,200)     $     897       $     977       $     56      $    68        $      7     $      27
   ==========      =========      =========       ===========     ========      =========      ========     =========

                                        Institutional
         Tax-Exempt                    Prime Obligations
      Money Market Fund               Money Market Fund
----------------------------      -------------------------
   $159,922        $ 163,163      $ 318,336       $ 467,070
   --------        ---------      ---------       ---------
      1,829              527          7,604           2,804
         --               --             --              --
         (7)              --             --              --
   --------        ---------      ---------       ---------
      1,822              527          7,604           2,804
   --------        ---------      ---------       ---------
       (409)            (110)        (2,444)           (837)
         --               --           (769)           (234)
     (1,420)            (417)        (4,422)         (1,733)
   --------        ---------      ---------       ---------
     (1,829)            (527)        (7,635)         (2,804)
   --------        ---------      ---------       ---------
    (18,891)          (3,241)       111,519        (142,734)
   --------        ---------      ---------       ---------
         20               --             52              --
   --------        ---------      ---------       ---------
    (18,878)          (3,241)       111,540        (142,734)
   --------        ---------      ---------       ---------
   $141,044        $ 159,922      $ 429,876       $ 318,336
   ========        =========      =========       =========
   $     --        $      --      $      --       $      31
   ========        =========      =========       =========

                       See notes to financial statements.

---------------------------------------------------
AMSOUTH FUNDS
Notes to Financial Statements
July 31, 2005
---------------------------------------------------

1. Organization:

     AmSouth Funds (the "Trust") was organized on October 1, 1987, and is registered under the Investment Company Act of 1940, as amended ("the 1940 Act"), as an open-end investment company established as a Massachusetts business trust.

     The Trust is authorized to issue an unlimited number of shares without par value. The Trust currently offers shares of the AmSouth Value Fund, the AmSouth Select Equity Fund, the AmSouth Enhanced Market Fund, the AmSouth Large Cap Fund, the AmSouth Capital Growth Fund, the AmSouth Mid Cap Fund, the AmSouth Small Cap Fund, the AmSouth International Equity Fund, the AmSouth Balanced Fund, the AmSouth Strategic Portfolios: Aggressive Growth Portfolio, the AmSouth Strategic Portfolios: Growth Portfolio, the AmSouth Strategic
Portfolios: Growth and Income Portfolio, the AmSouth Strategic Portfolios:
Moderate Growth and Income Portfolio, the AmSouth Government Income Fund, the AmSouth Limited Term Bond Fund, the AmSouth High Quality Bond Fund, the AmSouth High Quality Municipal Bond Fund, the AmSouth Florida Tax-Exempt Fund, the AmSouth Tennessee Tax-Exempt Fund, (collectively, "the variable net asset funds"), the AmSouth Prime Money Market Fund, the AmSouth Treasury Reserve Money Market Fund, the AmSouth Tax-Exempt Money Market Fund and the AmSouth Institutional Prime Obligations Money Market Fund (collectively, "the money market funds") (collectively, "the Funds" and individually "a Fund").

     Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with their vendors and others that provide for general indemnifications. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

2. Significant Accounting Policies:

     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation:

     Investments of the money market funds are valued at amortized cost. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security.

     Bond and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and the use of electronic and matrix techniques which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges of over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value.

     Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including American Depositary Receipts ("ADR's"), are valued at the closing price on the exchange or system where the security is principally traded or at the Nasdaq Official Closing Price, if applicable. Investments for which market quotations are not readily available are valued at fair value using guidelines adopted by the Trustees.

     Most foreign markets close before the close of trading on the New York Stock Exchange ("NYSE"). If the International Equity Fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the Fund's share price, the Fund will


                                   Continued

                             ---------------------------------------------------

                                                                   AMSOUTH FUNDS
                                                   Notes to Financial Statements
                             ---------------------------------------------------

2. Significant Accounting Policies (continued)

adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the Pricing Committee established by the Fund's Trustees.

     A Fund may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. In deciding whether to make fair value adjustments, the Pricing Committee established by the Fund's Trustee reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices.

     Investments in investment companies are valued at their net asset values as reported by such companies.

     The differences between cost and market values of investments are reflected as unrealized appreciation or depreciation.

     Investments in restricted securities are valued by the Trustees, or by procedures approved by the Trustees, by considering pertinent factors, including the results of operations and the sales price of recent private placements in its common stock. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term.

Securities Transactions and Related Income:

     Changes in holdings of portfolio securities shall be reflected no later than in the calculation on the first business day following the trade date. However, for financial reporting purposes, portfolio security transactions are reported on trade date. Net realized gains or losses from sales of securities are determined on the specific identification cost method. Interest income and expenses are recognized on the accrual basis. Dividends are recorded on the ex-dividend date. Interest income includes premium amortization and discount accretion for financial reporting.

Financial Futures Contracts:

     The Enhanced Market, Select Equity, Large Cap, Capital Growth, Mid Cap, International Equity, Limited Term Bond, High Quality Bond, and Tennessee Tax-Exempt Funds may invest in financial futures contracts for the purpose of hedging its existing portfolio securities, or securities that it intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, a Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as "variation margin," are made or received by a Fund each day, depending on the daily fluctuations in the fair value of the underlying security. A Fund recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

Repurchase Agreements:

     The Funds may invest in repurchase agreements with institutions that are deemed by AmSouth Asset Management Inc. ("AAMI"), (the "Advisor"), to be of good standing and creditworthy under guidelines established by the Trustees. Each repurchase agreement is valued at cost. The Fund requires that collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Fund to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited. The Funds, along with other affiliates of the Fund, may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements which are fully collateralized by U.S. Treasury or U.S. government agency obligations, with counterparties approved by the Trustees, consistent with the Fund's investment policy. As of July 31, 2005, all repurchase agreements were fully collateralized by U.S. Treasury or U.S. Government Agency obligations.


                                   Continued

---------------------------------------------------

AMSOUTH FUNDS
Notes to Financial Statements
---------------------------------------------------

2. Significant Accounting Policies (continued)

Foreign Currency Translation:

     The market value of investment securities, other assets and liabilities of the International Equity Fund denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

     The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments.

     Reported net realized foreign exchange gains or losses arise from sales and maturities of fund securities, sales of foreign currencies, currency exchange fluctuations between the trade and settlement dates of securities transactions, and the difference between the amounts of assets and liabilities recorded and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities, resulting from changes in currency exchange rates.

Risks Associated with Foreign Securities and Currencies:

     Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

     Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the International Equity Fund or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

     Forwards may involve market or credit risk in excess of the amounts reflected on the Fund's statement of assets and liabilities. The gain or loss from the difference between the cost of original contracts and the amount realized upon the closing of such contracts is included in net realized gains/losses from investment and foreign currency transactions. Fluctuations in the value of forwards held are recorded for financial reporting purposes as unrealized gains and losses by the Fund.

Securities Lending:

     To generate additional income, the Funds may lend up to 33 1/3% of total assets pursuant to agreements requiring that the loan be continuously secured by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities as collateral equal at all times to at least 100% of the prior day's market value plus accrued interest on the securities lent. The Funds continue to earn interest and dividends on securities lent while simultaneously seeking to earn interest on the investment of collateral.

     When cash is received as collateral for securities loaned, the Funds may invest such cash in short-term U.S. government securities, repurchase agreements, or other short-term corporate securities. The cash or subsequent short-term investments are recorded as assets of the Funds, offset by a corresponding liability to repay the cash at the termination of the loan. Fixed income securities received as collateral are not recorded as an asset or liability of the Fund because the Fund does not have effective control of such securities.

     There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Advisor to be of good standing and creditworthy under guidelines established by the Trustees and when, in the judgment of the Advisor, the consideration which


                                   Continued

                             ---------------------------------------------------

                                                                   AMSOUTH FUNDS
                                                   Notes to Financial Statements
                             ---------------------------------------------------

2. Significant Accounting Policies (continued)

can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments. The Bank of New York serves as the Securities Lending Agent. For providing this service, the Securities Lending Agent retains 25% of the Securities Lending income. The fee is shown as net of the securities lending income on the Statements of Operations. As of July 31, 2005, the following Funds had securities on loan (amounts in thousands):

                                                                                Market
                                                                 Market        Value of
                                                                Value of        Loaned
                                                               Collateral     Securities
                                                              ------------   -----------
Value Fund ................................................     $ 17,349      $ 17,008
Enhanced Market Fund ......................................        1,695         1,652
Large Cap Fund ............................................        2,729         2,609
Capital Growth Fund .......................................       19,087        18,414
Mid Cap Fund ..............................................       15,350        14,826
Small Cap Fund ............................................       43,604        42,057
International Equity Fund .................................       47,195        45,068
Balanced Fund .............................................       27,713        26,922
Government Income Fund ....................................        3,940         3,833
Limited Term Bond Fund ....................................       19,363        45,985
High Quality Bond Fund ....................................      137,872       134,358
Prime Money Market Fund ...................................       34,529        34,382
Treasury Reserve Money Market Fund ........................       43,518        43,265
Institutional Prime Obligations Money Market Fund .........       28,708        28,374

Dividends to Shareholders:

     Dividends from net investment income are declared daily and paid monthly for the money market funds. Dividends from net investment income are declared and paid monthly for the variable net asset value funds, except for the International Equity Fund, which dividends are declared and paid annually. Distributable net realized gains, if any, are declared and distributed at least annually.

     The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for mortgage-backed securities, amortization and/or accretion of securities, foreign currency transactions, expiring capital loss carryforwards and deferrals of certain losses. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

     The funds may utilize equalization accounting for tax purposes and designate earnings and profits distributed to shareholders on redemption of shares, as part of the dividend paid deduction for income tax purposes.

Federal Income Taxes:

     It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections, including Subchapter M, of the Internal Revenue Code ("the Code"), and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.


                                   Continued

---------------------------------------------------

AMSOUTH FUNDS
Notes to Financial Statements
---------------------------------------------------

2. Significant Accounting Policies (continued)

In-Kind Redemptions:

     In certain circumstances, the Funds may distribute portfolio securities rather than cash as payment for redemption of fund shares (in-kind redemption). For financial reporting purposes, the Funds recognize a gain on the in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; the Funds recognize a loss if the cost exceeds value. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in-capital. During the year ended July 31, 2005, the Value Fund realized $1,362,348 of net gain on $6,702,674 of in-kind redemptions, the Large Cap Fund realized $1,994,668 of net gain on $6,674,983 of in-kind redemptions and the Government Income Fund realized $863,174 of net gain on $33,383,261 of in-kind redemptions.

Other:

     Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses for the Trust are prorated to all the Funds on the basis of relative net assets. Fees paid under a Fund's shareholder servicing or distribution plans are borne by the specific class of shares to which they apply. Income, expenses, and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets, except that each class separately bears expenses related specifically to that class, such as distribution fees.

Redemption Fee:

     The variable net asset funds may impose a redemption fee. This fee can be assessed on redemptions and exchanges of fund shares within 7 days from the date the funds shares were purchased, except, Small Cap Fund and International Equity Fund for which a fee can be assessed on redemptions and exchanges of fund shares within 30 days from the date the fund shares were purchased.

3. Purchases and Sales of Securities:

     Purchases and sales of securities (excluding short-term securities and U.S. Government securities) for the year ended July 31, 2005 were as follows (amounts in thousands):

                                                                       Purchases     Sales
                                                                      ----------- -----------
Value Fund ..........................................................  $298,306    $403,723
Select Equity Fund ..................................................    17,943      24,804
Enhanced Market Fund ................................................   173,847     180,305
Large Cap Fund ......................................................    43,090     119,522
Capital Growth Fund .................................................    30,353      69,448
Mid Cap Fund ........................................................   223,442     200,027
Small Cap Fund ......................................................   420,553     416,805
International Equity Fund ...........................................    67,086      52,563
Balanced Fund .......................................................   109,325     118,385
Strategic Portfolios: Aggressive Growth Portfolio ...................    10,382       7,960
Strategic Portfolios: Growth Portfolio ..............................    23,279       8,945
Strategic Portfolios: Growth and Income Portfolio ...................    20,015      21,066
Strategic Portfolios: Moderate Growth and Income Portfolio ..........    16,028      14,422
Government Income Fund ..............................................   108,096     163,991
Limited Term Bond Fund ..............................................    44,485      92,401
High Quality Bond Fund ..............................................    85,213     155,081
High Quality Municipal Bond Fund ....................................    83,724     134,898
Florida Tax-Exempt Fund .............................................    13,535      20,853
Tennessee Tax-Exempt Fund ...........................................     8,451      13,403


                                   Continued

                             ---------------------------------------------------

                                                                   AMSOUTH FUNDS
                                                   Notes to Financial Statements
                             ---------------------------------------------------

4. Affiliated Party Transactions:

     AAMI serves as Investment Advisor for the Trust. Under the terms of the investment advisory agreement, AAMI, a separate, wholly owned subsidiary of AmSouth Bank ("AmSouth"), is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds as follows:

                                                                         Annual Fee as a         Annual Fee as a
                                                                      Percentage of Average   Percentage of Average
                                                                         Daily Net Assets       Daily Net Assets
                                                                          for the period         for the period
                                                                        7/31/04 to 12/1/04     12/1/04 to 7/31/05
                                                                     ----------------------- ----------------------
Value Fund .........................................................           0.80%                   0.80%
Select Equity Fund .................................................           0.80%                   0.80%
Enhanced Market Fund ...............................................           0.45%                   0.35%
Large Cap Fund .....................................................           0.80%                   0.80%
Capital Growth Fund ................................................           0.80%                   0.80%
Mid Cap Fund .......................................................           1.00%                   0.90%
Small Cap Fund .....................................................           1.20%                   0.90%
International Equity Fund ..........................................           1.25%                   0.90%
Balanced Fund ......................................................           0.80%                   0.80%
Strategic Portfolios: Aggressive Growth Portfolio ..................           0.20%                   0.20%
Strategic Portfolios: Growth Portfolio .............................           0.20%                   0.20%
Strategic Portfolios: Growth and Income Portfolio ..................           0.20%                   0.20%
Strategic Portfolios: Moderate Growth and Income Portfolio .........           0.20%                   0.20%
Government Income Fund .............................................           0.65%                   0.50%
Limited Term Bond Fund .............................................           0.65%                   0.50%
High Quality Bond Fund .............................................           0.65%                   0.50%
High Quality Municipal Bond Fund ...................................           0.65%                   0.50%
Florida Tax-Exempt Fund ............................................           0.65%                   0.50%
Tennessee Tax-Exempt Fund ..........................................           0.65%                   0.50%
Prime Money Market Fund ............................................           0.40%                   0.40%
Treasury Reserve Money Market Fund .................................           0.40%                   0.40%
Tax-Exempt Money Market Fund .......................................           0.40%                   0.40%
Institutional Prime Obligations Money Market Fund ..................           0.20%                   0.20%

     A discussion regarding the basis for the Board of Trustees approving any Investment Advisory Agreement of the fund is available in the Fund's semi-annual or annual report to shareholders as applicable.

     Effective October 5, 2004, the Advisor provides an employee to serve as Chief Compliance Officer for the Funds, for which the Funds incur an additional expense.

     AmSouth serves as Custodian for the Trust, with the exception of the International Equity Fund. Pursuant to the custodian agreement with the Trust, AmSouth receives compensation from each Fund for such services in an amount equal to an asset-based fee plus fixed fees charged for certain portfolio transactions and out-of-pocket expenses. The Bank of New York serves as custodian for the International Equity Fund.

     In July 2005, AmSouth Bank voluntarily contributed $1,997,555 to the AmSouth Funds in connection with its review of the relationships and arrangements among the AmSouth Funds' administrator and distributor, ASO Services Company, Inc. and BISYS Fund Services, respectively, AmSouth Bank, AAMI and the AmSouth Funds.

Administrator

     BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio Limited Partnership, BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), and BISYS Fund Services, Inc. ("BISYS Inc.") are subsidiaries of the BISYS Group, Inc.

     ASO Services Company ("ASO"), a wholly owned subsidiary of the BISYS Group, Inc., serves the Funds as Administrator ("Administrator"). Under the terms of the administration agreement, prior to December 1, 2004, the Administrator received a fee


                                   Continued

---------------------------------------------------

AMSOUTH FUNDS
Notes to Financial Statements
---------------------------------------------------

4. Affiliated Party Transactions (continued)

computed based on an annual percentage of 0.20% of the average daily net assets of each of the Funds except the Institutional Prime Obligations Money Market Fund, which was 0.10%. At December 1, 2004, the Administrator received a fee computed based on an annual percentage of 0.15% of the average daily net assets of each of the Funds except the Institutional Prime Obligations Money Market Fund, which is 0.10%. AmSouth and BISYS Ohio, with whom certain officers and trustees of the Trust are affiliated, serve as the Funds' sub-administrators. Such officers and trustees are paid no fees directly by the Funds for serving as officers and trustees of the Trust. Pursuant to its current agreement with the Administrator, AmSouth has assumed certain administration duties, for which AmSouth receives a fee, paid by the Administrator, based on a percentage of each Fund's daily average net assets. ASO also serves the Funds as Fund Accountant for which ASO receives a fee based on a percentage of each Fund's average daily net assets. BISYS Ohio and the Advisor may, from time to time, directly or through an affiliate, use their fee revenue, past profits, or other revenue sources, without limitation, to pay promotional, administrative, shareholder support, and other expenses to third parties, including broker-dealers, in connection with the offer, sale and administration of shares of the Funds.

     In December 2004, BISYS Ohio reimbursed $440,576 to the Funds. Additional audit work required to file the financial statements resulted in a reimbursement of $46,500. The remaining reimbursement of $394,076 was due to a correction of the voluntary fee waivers.

     Pursuant to its agreement with the Administrator, BISYS Ohio, as sub-administrator, is entitled to compensation as mutually agreed upon from time to time by it and the Administrator. BISYS serves as the Funds' Distributor and is entitled to receive commissions on sales of shares of the variable net asset funds. For the year ended July 31, 2005, BISYS received $3,001,710 from commissions earned on sales of shares of the Funds' variable net asset funds. BISYS reallowed $3,293 to affiliated broker dealers of the Fund's shares. BISYS receives no fees from the Funds for providing distribution services to the Funds.

     BISYS Ohio, serves the Funds as Transfer Agent. Under the terms of the transfer agent agreement, BISYS Ohio, receives a fee based on a percentage of each Fund's average daily net assets, plus out of pocket charges.

     Class A and Class I of the Trust are subject to a Shareholder Servicing Plan (the "Servicing Plan") permitting payment of compensation to financial institutions that agree to provide certain administrative support services for their customers or account holders. Each Fund has entered into a specific arrangement with BISYS for the provision of such services and reimburses BISYS for its cost of providing these services, subject to a maximum rate of 0.25% of the Class A Shares and 0.15% of the Class I Shares of the average daily net assets of each of the Funds.

     Class B Shares, Class 2 Shares and Class 3 Shares of the Trust are subject to a Distribution and Shareholder Servicing Plan (the "Distribution Plan") permitting payment of compensation to a participating organization as payment for its services or expenses in connection with distribution assistance of the Funds' Class B Shares, Class 2 Shares and Class 3 Shares to the participating organizations customers. Each Fund has entered into a specific arrangement with BISYS for the provision of such services and pays BISYS for its cost of providing such services, subject to a maximum rate of 1.00% of the average daily net assets of the Class B Shares of each of the Funds, which includes a Shareholder Servicing Fee of 0.75% of the average daily net assets of the Class B Shares of each Fund. Class 2 Shares and Class 3 Shares are subject to a maximum rate of 0.25% and 0.50% of daily average net assets, respectively, for such services.

     During the year, there were no commissions paid to affiliated brokers for security transactions.

     AAMI, AmSouth, ASO, BISYS, and BISYS Ohio have voluntarily agreed to waive a portion of their fees. These expense waivers are voluntary and may be discontinued at any time.

     The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices. ASO receives fees from the Trust for acting as Administrator and BISYS Fund Services, Inc. receives fees from the Trust for acting as Transfer Agent and fund accountant.


                                   Continued

                             ---------------------------------------------------

                                                                   AMSOUTH FUNDS
                                                   Notes to Financial Statements
                             ---------------------------------------------------

4. Affiliated Party Transactions (continued)

     The Independent Trustees are compensated directly from the Trust a quarterly meeting fee of $3,500 and a quarterly retainer fee of $3,750. The Independent Trustees receive compensation for special meetings of $1,000.

5. Concentration of Credit Risk

     The High Quality Municipal Bond Fund invests a large portion of its assets in tax-exempt debt obligations issued by the State of Alabama, its municipalities, counties, and other taxing districts. The issuers' abilities to meet their obligations may be affected by Alabama's economic, regional, and political developments.

     The Florida Tax-Exempt Fund invests substantially all of its assets in a non-diversified portfolio of tax-exempt debt obligations primarily consisting of securities issued by the State of Florida, its municipalities, counties and other taxing districts. The issuers' abilities to meet their obligations may be affected by Florida's economic, regional, and political developments.

     The Tennessee Tax-Exempt Fund invests substantially all of its assets in a non-diversified portfolio of tax-exempt debt obligations primarily consisting of securities issued by the State of Tennessee, its municipalities, counties and other taxing districts. The issuers' abilities to meet their obligations may be affected by Tennessee's economic, regional, and political developments.

     The Strategic Portfolios invests their assets in the Prime Money Market Fund, High Quality Bond Fund, Limited Term Bond Fund, Value Fund, Government Income Fund, Small Cap Fund, Mid Cap Fund, International Equity Fund, Capital Growth Fund and the Large Cap Equity Fund. By investing primarily in shares of these Funds, shareholders of the Strategic Portfolios indirectly pay a portion of the operating expenses, management expenses and brokerage costs of the underlying Funds, as well as their own operating expenses. Thus shareholders of the Strategic Portfolios may indirectly pay a slightly higher total operating expenses and other costs than they would pay by directly owning shares of the fore mentioned Funds. Total fees and expenses to be borne by investors in the Funds will depend on the portion of the Funds' assets invested in the Funds. A change in the asset allocation of the Strategic Portfolio could increase or reduce the fees and expenses actually borne to investors in that Fund. The performance of the Strategic Portfolios depends on the performance of the underlying Funds in which they invest.

6. Capital Share Transactions:

     The Trust has issued three classes of Fund shares: Class A Shares, Class I Shares, and Class B Shares in the Prime Money Market Fund and the variable net asset funds. The Trust has issued three classes of fund shares in the Institutional Prime Obligations Money Market Fund: Class 1, Class 2 and Class
3. The Trust has issued two classes of Fund shares: Class A Shares and Class I Shares in the other money market funds. Each class of shares in a Fund has identical rights and privileges except with respect to fees paid under shareholder servicing or distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares.


                                   Continued

--------------------------------------------------------------------------------
AMSOUTH FUNDS
Notes to Financial Statements
--------------------------------------------------------------------------------

6. Capital Share Transactions (continued)

     Transactions in capital shares for the Funds were as follows (amounts in thousands):

                                                CAPITAL TRANSACTIONS (amounts in thousands):
                                    --------------------------------------------------------------------
                                                              Class A Shares:
                                    --------------------------------------------------------------------
                                       Proceeds                                   Cost of       Total
                                     from shares      Capital       Dividends     shares       Class A
                                        issued     Contributions   reinvested    redeemed      Shares
                                    ------------- --------------- ------------ ------------ ------------
Value Fund
 Year Ended July 31, 2005 .........    $29,709           61           1,071       (43,540)     (12,699)
 Year Ended July 31, 2004 .........    $20,214           --             883       (27,203)      (6,106)
Select Equity Fund
 Year Ended July 31, 2005 .........    $ 9,134           --             127        (6,060)       3,201
 Year Ended July 31, 2004 .........    $10,389           --             113        (2,671)       7,831
Enhanced Market Fund
 Year Ended July 31, 2005 .........    $ 6,520            1           1,217        (7,037)         701
 Year Ended July 31, 2004 .........    $ 8,421           --             175        (7,935)         661
Large Cap Fund
 Year Ended July 31, 2005 .........    $34,696          164           2,844       (33,727)       3,977
 Year Ended July 31, 2004 .........    $29,837           --              14       (25,341)       4,510
Capital Growth Fund
 Year Ended July 31, 2005 .........    $ 6,203           18              94       (12,323)      (6,008)
 Year Ended July 31, 2004 .........    $ 8,936           --              --        (8,211)         725
Mid Cap Fund
 Year Ended July 31, 2005 .........    $10,930            4              65        (7,568)       3,431
 Year Ended July 31, 2004 .........    $ 8,312           --              19        (3,401)       4,930
Small Cap Fund
 Year Ended July 31, 2005 .........    $ 5,129            2              --        (5,236)        (105)
 Year Ended July 31, 2004 .........    $ 4,241           --              --        (2,995)       1,246
International Equity Fund
 Year Ended July 31, 2005 .........    $15,969            1             144       (11,245)       4,869
 Year Ended July 31, 2004 .........    $17,312           --              60        (7,958)       9,414
Balanced Fund
 Year Ended July 31, 2005 .........    $36,609           23           2,206       (29,313)       9,525
 Year Ended July 31, 2004 .........    $24,380           --           1,502       (19,149)       6,733
Aggressive Growth Portfolio
 Year Ended July 31, 2005 .........    $ 8,283            1              26        (6,781)       1,529
 Year Ended July 31, 2004 .........    $11,247           --              18        (5,635)       5,630
Growth Portfolio
 Year Ended July 31, 2005 .........    $11,903            1             230        (6,978)       5,156
 Year Ended July 31, 2004 .........    $15,856           --             118        (4,928)      11,046
Growth & Income Portfolio
 Year Ended July 31, 2005 .........    $16,622            4             729       (13,886)       3,469
 Year Ended July 31, 2004 .........    $25,497           --             474       (12,745)      13,226
Moderate Growth &
 Income Portfolio
 Year Ended July 31, 2005 .........    $14,290            1             374       (10,746)       3,919
 Year Ended July 31, 2004 .........    $ 9,637           --             200        (4,624)       5,213

                                                      CAPITAL TRANSACTIONS (amounts in thousands):
                                    --------------------------------------------------------------------------------
                                                                                                         Class I
                                                             Class B Shares                              Shares
                                    ----------------------------------------------------------------- -------------
                                       Proceeds                                  Cost of     Total       Proceeds
                                     from shares      Capital       Dividends    shares     Class B    from shares
                                        issued     Contributions   reinvested   redeemed     Shares       issued
                                    ------------- --------------- ------------ ---------- ----------- -------------
Value Fund
 Year Ended July 31, 2005 .........        814           12             65       (7,493)     (6,602)     34,483
 Year Ended July 31, 2004 .........      1,365           --             76       (5,404)     (3,963)     44,063
Select Equity Fund
 Year Ended July 31, 2005 .........      5,348           --             66       (2,655)      2,759      18,504
 Year Ended July 31, 2004 .........      5,979           --             82       (1,204)      4,857      58,750
Enhanced Market Fund
 Year Ended July 31, 2005 .........        790            1            429       (2,653)     (1,433)     28,105
 Year Ended July 31, 2004 .........      2,203           --             24       (2,109)        118      61,507
Large Cap Fund
 Year Ended July 31, 2005 .........      1,428           33            682       (6,325)     (4,182)     36,235
 Year Ended July 31, 2004 .........      4,125           --             --       (4,140)        (15)     47,648
Capital Growth Fund
 Year Ended July 31, 2005 .........        195            6             25       (2,100)     (1,874)     26,980
 Year Ended July 31, 2004 .........        790           --             --       (2,043)     (1,253)     60,638
Mid Cap Fund
 Year Ended July 31, 2005 .........        770            1             12       (1,390)       (607)     51,722
 Year Ended July 31, 2004 .........      1,036           --              1       (1,284)       (247)     84,163
Small Cap Fund
 Year Ended July 31, 2005 .........        193            1             --         (647)       (453)     40,880
 Year Ended July 31, 2004 .........        886           --             --         (532)        354      54,797
International Equity Fund
 Year Ended July 31, 2005 .........        902           --              7         (343)        566      47,434
 Year Ended July 31, 2004 .........      1,266           --             --         (244)      1,022      69,560
Balanced Fund
 Year Ended July 31, 2005 .........      3,300            6            352       (5,022)     (1,364)     10,384
 Year Ended July 31, 2004 .........      7,302           --            226       (4,128)      3,400      10,088
Aggressive Growth Portfolio
 Year Ended July 31, 2005 .........      6,150            1              3       (1,943)      4,211       2,685
 Year Ended July 31, 2004 .........      8,623           --              4         (763)      7,864       3,507
Growth Portfolio
 Year Ended July 31, 2005 .........     15,016            1            112       (3,479)     11,650       2,835
 Year Ended July 31, 2004 .........     13,564           --             28       (1,125)     12,467       4,040
Growth & Income Portfolio
 Year Ended July 31, 2005 .........      7,814            2            139       (2,497)      5,458       4,553
 Year Ended July 31, 2004 .........     10,279           --             49       (1,245)      9,083       6,559
Moderate Growth &
 Income Portfolio
 Year Ended July 31, 2005 .........      4,776            1            129       (1,758)      3,148       1,326
 Year Ended July 31, 2004 .........      8,489           --             59       (1,143)      7,405       2,953

                                                     CAPITAL TRANSACTIONS (amounts in thousands):
                                    -------------------------------------------------------------------------------
                                                        Class I Shares
                                    -------------------------------------------------------
                                                                    Cost of        Total      Total net increase
                                        Capital       Dividends      shares       Class I      (decrease) from
                                     Contributions   reinvested     redeemed      Shares     capital transactions
                                    --------------- ------------ ------------- ------------ ---------------------
Value Fund
 Year Ended July 31, 2005 .........       154           1,098       (126,178)     (90,443)       $(109,744)
 Year Ended July 31, 2004 .........        --           1,076       (124,512)     (79,373)       $ (89,442)
Select Equity Fund
 Year Ended July 31, 2005 .........         1             350        (29,384)     (10,529)       $  (4,569)
 Year Ended July 31, 2004 .........        --             382        (17,892)      41,240        $  53,928
Enhanced Market Fund
 Year Ended July 31, 2005 .........         9           3,845        (32,627)        (668)       $  (1,400)
 Year Ended July 31, 2004 .........        --             381        (29,342)      32,546        $  33,325
Large Cap Fund
 Year Ended July 31, 2005 .........       289           3,920       (110,175)     (69,731)       $ (69,936)
 Year Ended July 31, 2004 .........        --              65       (219,624)    (171,911)       $(167,416)
Capital Growth Fund
 Year Ended July 31, 2005 .........       174             228        (61,362)     (33,980)       $ (41,862)
 Year Ended July 31, 2004 .........        --              --        (72,020)     (11,382)       $ (11,910)
Mid Cap Fund
 Year Ended July 31, 2005 .........        32             188        (25,247)      26,695        $  29,519
 Year Ended July 31, 2004 .........        --              77        (71,632)      12,608        $  17,291
Small Cap Fund
 Year Ended July 31, 2005 .........        56              --        (34,814)       6,122        $   5,564
 Year Ended July 31, 2004 .........        --              --        (41,735)      13,062        $  14,662
International Equity Fund
 Year Ended July 31, 2005 .........        11           1,849        (42,140)       7,154        $  12,589
 Year Ended July 31, 2004 .........        --           1,368        (35,534)      35,394        $  45,830
Balanced Fund
 Year Ended July 31, 2005 .........        11           1,221        (22,299)     (10,683)       $  (2,522)
 Year Ended July 31, 2004 .........        --           1,097        (18,888)      (7,703)       $   2,430
Aggressive Growth Portfolio
 Year Ended July 31, 2005 .........         1              20         (6,757)      (4,051)       $   1,689
 Year Ended July 31, 2004 .........        --              17         (2,847)         677        $  14,171
Growth Portfolio
 Year Ended July 31, 2005 .........        --              90         (6,203)      (3,278)       $  13,528
 Year Ended July 31, 2004 .........        --              72         (5,321)      (1,209)       $  22,304
Growth & Income Portfolio
 Year Ended July 31, 2005 .........         3             629        (15,903)     (10,718)       $  (1,791)
 Year Ended July 31, 2004 .........        --             675        (15,119)      (7,885)       $  14,424
Moderate Growth &
 Income Portfolio
 Year Ended July 31, 2005 .........        --             282         (7,270)      (5,662)       $   1,405
 Year Ended July 31, 2004 .........        --             309         (2,972)         290        $  12,908


                                   Continued

--------------------------------------------------------------------------------
                                                                   AMSOUTH FUNDS
                                                   Notes to Financial Statements
--------------------------------------------------------------------------------

6. Capital Share Transactions (continued)

                                                              SHARE TRANSACTIONS (amounts in thousands):
                                        ---------------------------------------------------------------------------------------
                                                      Class A Shares:*                           Class B Shares:**
                                        -------------------------------------------- ------------------------------------------
                                                                            Total                                       Total
                                                                           Class A                                     Class B
                                         Issued   Reinvested   Redeemed     Shares    Issued   Reinvested   Redeemed    Shares
                                        -------- ------------ ---------- ----------- -------- ------------ ---------- ---------
Value Fund
 Year Ended July 31, 2005 .............  1,806         65       (2,643)     (772)        49         4         (468)      (415)
 Year Ended July 31, 2004 .............  1,394         62       (1,884)     (428)        97         6         (380)      (277)
Select Equity Fund
 Year Ended July 31, 2005 .............    648          9         (428)      229        393         5         (195)       203
 Year Ended July 31, 2004 .............    774          9         (196)      587        457         6          (92)       371
Enhanced Market Fund
 Year Ended July 31, 2005 .............    567        105         (607)       65         70        38         (235)      (127)
 Year Ended July 31, 2004 .............    773         16         (726)       63        208         2         (195)        15
Large Cap Fund
 Year Ended July 31, 2005 .............  1,930        156       (1,870)      216         84        39         (372)      (249)
 Year Ended July 31, 2004 .............  1,679          1       (1,424)      256        243        --         (243)        --
Capital Growth Fund
 Year Ended July 31, 2005 .............    641         10       (1,246)     (595)        22         3         (231)      (206)
 Year Ended July 31, 2004 .............    952         --         (862)       90         89        --         (227)      (138)
Mid Cap Fund
 Year Ended July 31, 2005 .............    802          5         (539)      268         58         1         (106)       (47)
 Year Ended July 31, 2004 .............    690          2         (285)      407         89        --         (111)       (22)
Small Cap Fund
 Year Ended July 31, 2005 .............    571         --         (579)       (8)        23        --          (76)       (53)
 Year Ended July 31, 2004 .............    521         --         (367)      154        114        --          (69)        45
International Equity Fund
 Year Ended July 31, 2005 .............  1,197         11         (877)      331         69         1          (27)        43
 Year Ended July 31, 2004 .............  1,630          6         (800)      836        120        --          (23)        97
Balanced Fund
 Year Ended July 31, 2005 .............  2,901        175       (2,328)      748        265        28         (401)      (108)
 Year Ended July 31, 2004 .............  2,021        125       (1,597)      549        611        19         (342)       288
Aggressive Growth Portfolio
 Year Ended July 31, 2005 .............    886          3         (716)      173        685        --         (214)       471
 Year Ended July 31, 2004 .............  1,309          2         (641)      670      1,030        --          (90)       940
Growth Portfolio
 Year Ended July 31, 2005 .............  1,250         24         (731)      543      1,597        12         (370)     1,239
 Year Ended July 31, 2004 .............  1,794         13         (568)    1,239      1,525         3         (127)     1,401
Growth & Income Portfolio
 Year Ended July 31, 2005 .............  1,679         73       (1,381)      371        791        14         (251)       554
 Year Ended July 31, 2004 .............  2,686         50       (1,349)    1,387      1,082         5         (131)       956
Moderate Growth & Income Portfolio
 Year Ended July 31, 2005 .............  1,453         38       (1,074)      417        487        13         (179)       321
 Year Ended July 31, 2004 .............  1,011         21         (493)      539        891         6         (120)       777

                                                    SHARE TRANSACTIONS (amounts in thousands):
                                        ------------------------------------------------------------------
                                                      Class I Shares:***
                                        ----------------------------------------------
                                                                              Total     Total net increase
                                                                             Class I     (decrease) from
                                         Issued   Reinvested    Redeemed      Shares    share transactions
                                        -------- ------------ ------------ ----------- -------------------
Value Fund
 Year Ended July 31, 2005 .............  2,110         67         (7,733)     (5,556)         (6,743)
 Year Ended July 31, 2004 .............  3,084         76         (8,635)     (5,475)         (6,180)
Select Equity Fund
 Year Ended July 31, 2005 .............  1,320         25         (2,055)       (710)           (278)
 Year Ended July 31, 2004 .............  4,360         29         (1,357)      3,032           3,990
Enhanced Market Fund
 Year Ended July 31, 2005 .............  2,439        330         (2,809)        (40)           (102)
 Year Ended July 31, 2004 .............  5,717         35         (2,736)      3,016           3,094
Large Cap Fund
 Year Ended July 31, 2005 .............  2,015        213         (6,067)     (3,839)         (3,872)
 Year Ended July 31, 2004 .............  2,683          4        (12,537)     (9,850)         (9,594)
Capital Growth Fund
 Year Ended July 31, 2005 .............  2,794         23         (6,286)     (3,469)         (4,270)
 Year Ended July 31, 2004 .............  6,444         --         (7,622)     (1,178)         (1,226)
Mid Cap Fund
 Year Ended July 31, 2005 .............  3,815         14         (1,812)      2,017           2,238
 Year Ended July 31, 2004 .............  7,006          6         (6,134)        878           1,263
Small Cap Fund
 Year Ended July 31, 2005 .............  4,530         --         (3,795)        735             674
 Year Ended July 31, 2004 .............  6,656         --         (5,168)      1,488           1,687
International Equity Fund
 Year Ended July 31, 2005 .............  3,589        137         (3,156)        570             944
 Year Ended July 31, 2004 .............  6,298        127         (3,381)      3,044           3,977
Balanced Fund
 Year Ended July 31, 2005 .............    828         97         (1,761)       (836)           (196)
 Year Ended July 31, 2004 .............    836         92         (1,566)       (638)            199
Aggressive Growth Portfolio
 Year Ended July 31, 2005 .............    285          2           (718)       (431)            213
 Year Ended July 31, 2004 .............    410          2           (339)         73           1,683
Growth Portfolio
 Year Ended July 31, 2005 .............    290          9           (640)       (341)          1,441
 Year Ended July 31, 2004 .............    455          8           (610)       (147)          2,493
Growth & Income Portfolio
 Year Ended July 31, 2005 .............    452         63         (1,590)     (1,075)           (150)
 Year Ended July 31, 2004 .............    701         71         (1,586)       (814)          1,529
Moderate Growth & Income Portfolio
 Year Ended July 31, 2005 .............    135         28           (742)       (579)            159
 Year Ended July 31, 2004 .............    309         32           (312)         29           1,345


                                   Continued

--------------------------------------------------------------------------------
AMSOUTH FUNDS
Notes to Financial Statements
--------------------------------------------------------------------------------

6. Capital Share Transactions (continued)

                                                   CAPITAL TRANSACTIONS (amounts in thousands):
                                    --------------------------------------------------------------------------
                                                                  Class A Shares:
                                    --------------------------------------------------------------------------
                                        Proceeds                                      Cost of         Total
                                       from shares       Capital       Dividends       shares        Class A
                                         issued       Contributions   reinvested      redeemed        Shares
                                    ---------------- --------------- ------------   -------------  -----------
Government Income Fund
 Year Ended July 31, 2005 .........    $  8,447           18              797           (8,270)          992
 Year Ended July 31, 2004 .........    $  5,663           --              721           (9,813)       (3,429)
Limited Term Bond Fund
 Year Ended July 31, 2005 .........    $  8,489            5              613          (19,691)      (10,584)
 Year Ended July 31, 2004 .........    $ 10,698           --              759          (20,123)       (8,666)
High Quality Bond Fund
 Year Ended July 31, 2005 .........    $ 25,502           26            1,889          (19,874)        7,543
 Year Ended July 31, 2004 .........    $ 20,113           --            1,959          (28,575)       (6,503)
High Quality Municipal
 Bond Fund
 Year Ended July 31, 2005 .........    $  6,298            2              414           (6,681)           33
 Year Ended July 31, 2004 .........    $  2,737           --              393           (3,379)         (249)
Florida Tax-Exempt Fund
 Year Ended July 31, 2005 .........    $  7,221            1              231           (8,116)         (663)
 Year Ended July 31, 2004 .........    $  2,983           --               89           (5,119)       (2,047)
Tennessee Tax-Exempt Fund
 Year Ended July 31, 2005 .........    $    286            1               59           (2,135)       (1,789)
 Year Ended July 31, 2004 .........    $    982           --               82           (3,409)       (2,345)
Prime Money Market Fund+ ..........
 Year Ended July 31, 2005 .........    $424,611           95            5,718         (456,977)      (26,553)
 Year Ended July 31, 2004 .........     509,997           --            1,318         (514,313)       (2,998)
Treasury Reserve Money
 Market Fund+ .....................
 Year Ended July 31, 2005 .........     163,300           51              331         (165,816)       (2,134)
 Year Ended July 31, 2004 .........     211,979(a)        --               35         (185,836)       26,178
Tax-Exempt Money
 Market Fund+ .....................
 Year Ended July 31, 2005 .........      76,047            5              336          (74,152)        2,236
 Year Ended July 31, 2004 .........      72,294           --              103          (74,312)       (1,915)
Institutional Prime Obligations
 Money Market Fund+ ...............
 Year Ended July 31, 2005 .........     779,909           16               --         (716,097)       63,828
 Year Ended July 31, 2004 .........     999,579           --              --        (1,103,434)     (103,855)



                                                         CAPITAL TRANSACTIONS (amounts in thousands):
                                    --------------------------------------------------------------------------------------
                                                              Class B Shares:                            Class I Shares:
                                    -------------------------------------------------------------------- ----------------
                                       Proceeds                                   Cost of       Total        Proceeds
                                     from shares      Capital       Dividends      shares      Class B      from shares
                                        issued     Contributions   reinvested     redeemed      Shares        issued
                                    ------------- --------------- ------------ ------------- ----------- ----------------
Government Income Fund
 Year Ended July 31, 2005 .........        686            6           207           (2,156)     (1,257)        22,788
 Year Ended July 31, 2004 .........        720           --           235           (3,469)     (2,514)        48,149
Limited Term Bond Fund
 Year Ended July 31, 2005 .........        609            4           286           (5,941)     (5,042)        37,543
 Year Ended July 31, 2004 .........      3,529           --           346           (7,024)     (3,149)       116,705
High Quality Bond Fund
 Year Ended July 31, 2005 .........        691            3           170           (1,884)     (1,020)       142,179
 Year Ended July 31, 2004 .........        710           --           279           (3,617)     (2,628)       110,317
High Quality Municipal
 Bond Fund
 Year Ended July 31, 2005 .........        261            1            60             (686)       (364)        25,212
 Year Ended July 31, 2004 .........        594           --            62             (965)       (309)        41,254
Florida Tax-Exempt Fund
 Year Ended July 31, 2005 .........        145           --            45             (842)       (652)         8,299
 Year Ended July 31, 2004 .........        505           --            60           (1,366)       (801)        10,158
Tennessee Tax-Exempt Fund
 Year Ended July 31, 2005 .........        219            1            42             (745)       (483)         3,567
 Year Ended July 31, 2004 .........        189           --            50             (689)       (450)         3,366
Prime Money Market Fund+ ..........
 Year Ended July 31, 2005 .........      1,499            1            28           (1,615)        (87)     1,040,549
 Year Ended July 31, 2004 .........      1,926           --             4           (2,322)       (392)     1,237,080
Treasury Reserve Money
 Market Fund+ .....................
 Year Ended July 31, 2005 .........         --           --            --               --          --        240,386
 Year Ended July 31, 2004 .........         --           --            --               --          --        366,375(b)
Tax-Exempt Money
 Market Fund+ .....................
 Year Ended July 31, 2005 .........         --           --            --               --          --        213,426
 Year Ended July 31, 2004 .........         --           --            --               --          --        187,036
Institutional Prime Obligations
 Money Market Fund+ ...............
 Year Ended July 31, 2005 .........    338,064            5            --         (344,372)     (6,303)       689,760
 Year Ended July 31, 2004 .........    412,435           --            --         (452,075)    (39,640)       625,457

                                                      CAPITAL TRANSACTIONS (amounts in thousands):
                                    -------------------------------------------------------------------------------
                                                         Class I Shares:
                                    ---------------------------------------------------------
                                                                     Cost of         Total      Total net increase
                                        Capital       Dividends       shares        Class I      (decrease) from
                                     Contributions   reinvested      redeemed       Shares     capital transactions
                                    --------------- ------------ --------------- ------------ ---------------------
Government Income Fund
 Year Ended July 31, 2005 .........       138          3,901          (106,898)     (80,071)        $ (80,336)
 Year Ended July 31, 2004 .........        --          5,080           (83,575)     (30,346)        $ (36,289)
Limited Term Bond Fund
 Year Ended July 31, 2005 .........        36          1,865          (111,075)     (71,631)        $ (87,257)
 Year Ended July 31, 2004 .........        --          2,029           (85,799)      32,935         $  21,120
High Quality Bond Fund
 Year Ended July 31, 2005 .........       285          6,806          (163,058)     (13,788)        $  (7,265)
 Year Ended July 31, 2004 .........        --          9,136          (132,591)     (13,138)        $ (22,269)
High Quality Municipal
 Bond Fund
 Year Ended July 31, 2005 .........        39          1,101           (64,955)     (38,603)        $ (38,934)
 Year Ended July 31, 2004 .........        --            804           (52,438)     (10,380)        $ (10,938)
Florida Tax-Exempt Fund
 Year Ended July 31, 2005 .........         6             64           (11,792)      (3,423)        $  (4,738)
 Year Ended July 31, 2004 .........        --             38           (12,603)      (2,407)        $  (5,255)
Tennessee Tax-Exempt Fund
 Year Ended July 31, 2005 .........         6            114            (7,587)      (3,900)        $  (6,172)
 Year Ended July 31, 2004 .........        --            155           (10,642)      (7,121)        $  (9,916)
Prime Money Market Fund+ ..........
 Year Ended July 31, 2005 .........        41            453        (1,038,543)       2,500           (24,140)
 Year Ended July 31, 2004 .........        --            237        (1,294,347)     (57,030)          (60,420)
Treasury Reserve Money
 Market Fund+ .....................
 Year Ended July 31, 2005 .........        72            256          (278,880)     (38,166)          (40,300)
 Year Ended July 31, 2004 .........        --             76          (273,950)      92,501           118,677
Tax-Exempt Money
 Market Fund+ .....................
 Year Ended July 31, 2005 .........        15             29          (234,577)     (21,107)          (18,871)
 Year Ended July 31, 2004 .........        --             17          (188,379)      (1,326)           (3,241)
Institutional Prime Obligations
 Money Market Fund+ ...............
 Year Ended July 31, 2005 .........        31            756          (636,501)      54,046           111,571
 Year Ended July 31, 2004 .........        --            251          (624,947)         761          (142,734)


                                   Continued

--------------------------------------------------------------------------------
                                                                   AMSOUTH FUNDS
                                                   Notes to Financial Statements
--------------------------------------------------------------------------------

6. Capital Share Transactions (continued)

                                               SHARE TRANSACTIONS (amounts in thousands):
                                      -------------------------------------------------------------
                                                            Class A Shares:*
                                      -------------------------------------------------------------
                                                                                         Total
                                                                                        Class A
                                           Issued       Reinvested      Redeemed         Shares
                                      ---------------- ------------ --------------- ---------------
Government Income Fund
 Year Ended July 31, 2005 ...........          863            81             (845)           99
 Year Ended July 31, 2004 ...........          564            72             (980)         (344)
Limited Term Bond Fund
 Year Ended July 31, 2005 ...........          815            59           (1,899)       (1,025)
 Year Ended July 31, 2004 ...........        1,007            72           (1,898)         (819)
High Quality Bond Fund
 Year Ended July 31, 2005 ...........        2,287           170           (1,785)          672
 Year Ended July 31, 2004 ...........        1,776           174           (2,528)         (578)
High Quality Municipal Bond Fund
 Year Ended July 31, 2005 ...........          613            40             (654)           (1)
 Year Ended July 31, 2004 ...........          263            38             (325)          (24)
Florida Tax-Exempt Fund
 Year Ended July 31, 2005 ...........          677            22             (773)          (74)
 Year Ended July 31, 2004 ...........          278             8             (473)         (187)
Tennessee Tax-Exempt Fund
 Year Ended July 31, 2005 ...........           28             6             (208)         (174)
 Year Ended July 31, 2004 ...........           95             8             (328)         (225)
Prime Money Market Fund+
 Year Ended July 31, 2005 ...........      424,611         5,718         (456,977)      (26,648)
 Year Ended July 31, 2004 ...........      509,997         1,318         (514,313)       (2,998)
Treasury Reserve Money Market Fund+
 Year Ended July 31, 2005 ...........      163,300           331         (165,818)       (2,187)
 Year Ended July 31, 2004 ...........      211,979(a)         35         (185,836)       26,178
Tax-Exempt Money Market Fund+
 Year Ended July 31, 2005 ...........       76,047           336          (74,152)        2,231
 Year Ended July 31, 2004 ...........       72,294           103          (74,312)       (1,915)
Institutional Prime Obligations Money
 Market Fund+
 Year Ended July 31, 2005 ...........      779,909            --         (716,097)       63,812
 Year Ended July 31, 2004 ...........      999,579            --       (1,103,434)     (103,855)

                                                         SHARE TRANSACTIONS (amounts in thousands):
                                      --------------------------------------------------------------------------------
                                                      Class B Shares:**                      Class I Shares:***
                                      ------------------------------------------------- -----------------------------
                                                                               Total
                                                                              Class B
                                        Issued    Reinvested     Redeemed      Shares        Issued       Reinvested
                                      ---------- ------------ ------------- ----------- ---------------- ------------
Government Income Fund
 Year Ended July 31, 2005 ...........       70        21             (219)       (128)         2,326          397
 Year Ended July 31, 2004 ...........       72        23             (346)       (251)         4,804          508
Limited Term Bond Fund
 Year Ended July 31, 2005 ...........       58        28             (574)       (488)         3,609          180
 Year Ended July 31, 2004 ...........      332        33             (664)       (299)        10,951          192
High Quality Bond Fund
 Year Ended July 31, 2005 ...........       62        15             (170)        (93)        12,806          612
 Year Ended July 31, 2004 ...........       63        25             (322)       (234)         9,765          810
High Quality Municipal Bond Fund
 Year Ended July 31, 2005 ...........       25         6              (67)        (36)         2,456          107
 Year Ended July 31, 2004 ...........       57         6              (93)        (30)         3,947           77
Florida Tax-Exempt Fund
 Year Ended July 31, 2005 ...........       14         4              (80)        (62)           776            6
 Year Ended July 31, 2004 ...........       47         6             (128)        (75)           935            3
Tennessee Tax-Exempt Fund
 Year Ended July 31, 2005 ...........       21         4              (73)        (48)           350           11
 Year Ended July 31, 2004 ...........       18         5              (66)        (43)           323           15
Prime Money Market Fund+
 Year Ended July 31, 2005 ...........    1,500        28           (1,616)        (88)     1,040,549          453
 Year Ended July 31, 2004 ...........    1,926         4           (2,322)       (392)     1,237,080          237
Treasury Reserve Money Market Fund+
 Year Ended July 31, 2005 ...........       --        --               --          --        240,386          256
 Year Ended July 31, 2004 ...........       --        --               --          --        366,375(b)        76
Tax-Exempt Money Market Fund+
 Year Ended July 31, 2005 ...........       --        --               --          --        213,426           29
 Year Ended July 31, 2004 ...........       --        --               --          --        187,036           17
Institutional Prime Obligations Money
 Market Fund+
 Year Ended July 31, 2005 ...........  338,063        --         (344,372)     (6,309)       689,760          756
 Year Ended July 31, 2004 ...........  412,435        --         (452,075)    (39,640)       625,457          251

                                        SHARE TRANSACTIONS (amounts in thousands):
                                      -----------------------------------------------
                                          Class I Shares:***          Class I Shares:***
                                      --------------------------- ----------------------
                                                         Total     Total net increase
                                                        Class I     (decrease) from
                                          Redeemed       Shares    share transactions
                                      --------------- ----------- ----------------------
Government Income Fund
 Year Ended July 31, 2005 ...........       (10,851)     (8,128)          (8,157)
 Year Ended July 31, 2004 ...........        (8,341)     (3,029)          (3,624)
Limited Term Bond Fund
 Year Ended July 31, 2005 ...........       (10,714)     (6,925)          (8,438)
 Year Ended July 31, 2004 ...........        (8,076)      3,067            1,949
High Quality Bond Fund
 Year Ended July 31, 2005 ...........       (14,641)     (1,223)            (644)
 Year Ended July 31, 2004 ...........       (11,710)     (1,135)          (1,947)
High Quality Municipal Bond Fund
 Year Ended July 31, 2005 ...........        (6,347)     (3,784)          (3,821)
 Year Ended July 31, 2004 ...........        (5,033)     (1,099)          (1,063)
Florida Tax-Exempt Fund
 Year Ended July 31, 2005 ...........        (1,109)       (327)            (463)
 Year Ended July 31, 2004 ...........        (1,165)       (227)            (489)
Tennessee Tax-Exempt Fund
 Year Ended July 31, 2005 ...........          (745)       (384)            (606)
 Year Ended July 31, 2004 ...........        (1,022)       (684)            (952)
Prime Money Market Fund+
 Year Ended July 31, 2005 ...........    (1,038,543)      2,459          (24,277)
 Year Ended July 31, 2004 ...........    (1,294,347)    (57,030)         (60,420)
Treasury Reserve Money Market Fund+
 Year Ended July 31, 2005 ...........      (278,880)    (38,238)         (40,425)
 Year Ended July 31, 2004 ...........      (273,950)     92,501          118,679
Tax-Exempt Money Market Fund+
 Year Ended July 31, 2005 ...........      (234,577)    (21,122)         (18,891)
 Year Ended July 31, 2004 ...........      (188,379)     (1,326)          (3,241)
Institutional Prime Obligations Money
 Market Fund+
 Year Ended July 31, 2005 ...........      (636,500)     54,016          111,519
 Year Ended July 31, 2004 ...........      (624,947)        761         (142,734)

---------
+   Capital Transactions are processed at par value of $1.00 per share.
*   Represents Class 2 Shares for Institutional Prime Obligations Money Market
    Fund.
** Represents Class 3 Shares for Institutional Prime Obligations Money Market Fund.
*** Represents Class 1 Shares for Institutional Prime Obligations Money Market
    Fund.
(a) Shares Issued include 52,531 issued in connection with the AmSouth U.S. Treasury Money Market Fund Merger.
(b) Shares Issued include 70,966 issued in connection with the AmSouth U.S. Treasury Money Market Fund Merger.


                                   Continued

---------------------------------------------------
AMSOUTH FUNDS
Notes to Financial Statements
---------------------------------------------------

7. Federal Income Tax Information:

     As of July 31, 2005 the following Funds have capital loss carryforwards, which are available to offset future capital gains, if any on security transactions to the extent provided for in the Code (amounts in thousands):


                                                                 Amount      Expires
                                                               ----------   --------
Value Fund .................................................    $ 4,926       2010
                                                                 22,032       2009
Capital Growth Fund ........................................     13,579       2009
                                                                 35,595       2010
                                                                 55,985       2011
Small Cap Fund .............................................     28,874       2011
International Equity Fund ..................................      2,096       2011
Strategic Portfolios: Aggressive Growth Portfolio ..........      1,121       2011
                                                                  4,167       2012
Strategic Portfolios: Growth Portfolio .....................      2,127       2011
                                                                    330       2012
Strategic Portfolios: Growth & Income Portfolio ............      5,835       2011
                                                                    211       2012
Limited Term Bond Fund .....................................        117       2006
                                                                    338       2007
                                                                     50       2008
                                                                    518       2009
                                                                     38       2010
                                                                    896       2013
Prime Money Market Fund ....................................          2       2007
Tax-Exempt Money Market Fund ...............................        117       2006
                                                                     92       2007
                                                                     75       2009
                                                                     15       2011
Treasury Reserve Money Market ..............................          3       2010


Federal Income Tax Information:

During the current fiscal year the following funds utilized prior years' capital losses carried forward as follows:

Value Fund ................................................    $ 82,360
Mid Cap Fund ..............................................      17,006
Balanced ..................................................       1,675
Small Cap Cap Fund ........................................      23,181
Government Income Fund ....................................         195
International Fund ........................................      26,828
Strategic Portfolios: Moderate Growth & Income Portfolio          1,483
Strategic Portfolios: Growth & Income Portfolio ...........         680
Strategic Portfolios: Growth Portfolio ....................         372
Strategic Portfolios: Aggressive Growth Portfolio .........         850


                                   Continued

                             ---------------------------------------------------
                                                                   AMSOUTH FUNDS
                                                   Notes to Financial Statements
                             ---------------------------------------------------

7. Federal Income Tax Information: (continued)

The tax character of distributions paid during the fiscal year ended July 31, 2005 was as follows (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.) (amounts in thousands):

                                                          Distributions paid from
                                                        ----------------------------
                                                             Net           Net
                                                         Investment     Long Term
                                                           Income     Capital Gains
                                                        ------------ ---------------
Value Fund ............................................    $ 4,781       $    --
Select Equity Fund ....................................        860           119
Enhanced Market Fund ..................................      2,763         6,336
Large Cap .............................................      1,119         9,659
Capital Growth ........................................       1094            --
Mid Cap Equity ........................................        770            --
International Equity Fund .............................      4,279            --
Balanced Fund .........................................      3,563           493
Strategic Portfolios: Aggressive Growth Portfolio .....         50            --
Strategic Portfolios: Growth Portfolio ................        439            --
Strategic Portfolios: Growth & Income Portfolio .......      1,529            --
Strategic Portfolios: Moderate Growth And
 Income Portfolio .....................................        811            --
Limited Term Bond Fund ................................      6,697            --
Government Income Fund ................................      8,585           631
High Quality Bond Fund ................................     27,015           764
High Quality Municipal Bond Fund ......................        357           904
Florida Tax-Exempt Fund ...............................          1           307
Tennessee Tax-Exempt Fund .............................         --           184
Prime Money Market Fund ...............................      8,665            --
Treasury Reserve Money Market Fund ....................      2,709            --
Tax-Exempt Money Market Fund ..........................         --            --
Institutional Prime Obligations Money
 Market Fund ..........................................      6,823            --

                                                             Total            Tax                         Total
                                                            Taxable          Exempt      Tax Return   Distributions
                                                         Distributions   Distributions   of Capital       Paid
                                                        --------------- --------------- ------------ --------------
Value Fund ............................................     $ 4,781         $     --         $--         $ 4,781
Select Equity Fund ....................................         979               --          --             979
Enhanced Market Fund ..................................       9,099               --          --           9,099
Large Cap .............................................      10,778               --          --          10,778
Capital Growth ........................................        1094               --          --           1,094
Mid Cap Equity ........................................         770               --          --             770
International Equity Fund .............................       4,279               --          --           4,279
Balanced Fund .........................................       4,056               --                       4,056
Strategic Portfolios: Aggressive Growth Portfolio .....          50               --          --              50
Strategic Portfolios: Growth Portfolio ................         439               --          --             439
Strategic Portfolios: Growth & Income Portfolio .......       1,529               --          --           1,529
Strategic Portfolios: Moderate Growth And
 Income Portfolio .....................................         811               --          --             811
Limited Term Bond Fund ................................       6,697               --          --           6,697
Government Income Fund ................................       9,216               --          --           9,216
High Quality Bond Fund ................................      27,779               --          --          27,779
High Quality Municipal Bond Fund ......................       1,261           11,400          --          12,661
Florida Tax-Exempt Fund ...............................         308            1,853                       2,161
Tennessee Tax-Exempt Fund .............................         184            1,142                       1,326
Prime Money Market Fund ...............................       8,665               --          --           8,665
Treasury Reserve Money Market Fund ....................       2,709               --          --           2,709
Tax-Exempt Money Market Fund ..........................          --            1,687          --           1,687
Institutional Prime Obligations Money
 Market Fund ..........................................       6,823               --          --           6,823

The Funds listed below designate a portion of the amount paid to redeeming shareholders, in the following amounts as a long-term capital gain distributions for tax purposes.

High Quality Municipal Bond Fund .........    $  720,990
Select Equity Fund .......................       362,242
Enhanced Market Fund .....................        48,797
High Quality Bond Fund ...................        35,623
Mid Cap Equity Fund ......................         8,417
Large Cap Fund ...........................     8,335,970
Tennessee Tax-Exempt Fund ................        34,943
Government Income Fund ...................       777,766
Balanced Fund ............................     3,531,219
Florida Tax-Exempt Fund ..................       175,354


                                   Continued

---------------------------------------------------
AMSOUTH FUNDS
Notes to Financial Statements
---------------------------------------------------

7. Federal Income Tax Information: (continued)

The tax character of distributions paid during the fiscal year ended July 31, 2004 was as follows (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.) (amounts in thousands):

                                                    Distributions paid from
                                                 -----------------------------
                                                      Net            Net
                                                  Investments     Long Term
                                                     Income     Capital Gains
                                                 ------------- ---------------
Value Fund .....................................    $ 4,668        $    --
Select Equity Fund .............................        475            525
Enhanced Market Fund ...........................      1,336             --
Large Cap ......................................         --            650
Capital Growth .................................         --             --
Mid Cap Equity .................................        244             --
Small Cap Fund .................................         --             --
International Equity Fund ......................      3,153             --
Balanced Fund ..................................      3,033             --
Strategic Portfolios: Aggressive
 Growth Portfolio ..............................         --             --
Strategic Portfolios: Growth Portfolio .........        221             --
Strategic Portfolios: Growth &
 Income Portfolio ..............................      1,221             --
Strategic Portfolios: Moderate Growth &
 Income Portfolio ..............................        580             --
Limited Term Bond Fund .........................      8,002             --
Government Income Fund .........................     11,067            313
Bond Fund ......................................     28,061          5,604
Municipal Bond Fund ............................         --            493
Florida Tax-Exempt Fund ........................         26             83
Tennessee Tax-Exempt Fund ......................         --            224
Prime Money Market Fund ........................      2,402             --
Treasury Reserve Money Market Fund .............        499             --
Tax-Exempt Money Market Fund ...................         --             --
Institutional Prime Obligations Money
 Market Fund ...................................      2,804             --



                                                      Total            Tax                       Total
                                                     Taxable         Exempt      Tax Return   Distribution
                                                  Distributions   Distribution   of Capital       Paid
                                                 --------------- -------------- ------------ -------------
Value Fund .....................................     $ 4,668        $     --         $--        $ 4,668
Select Equity Fund .............................       1,000              --          --          1,000
Enhanced Market Fund ...........................       1,336              --          --          1,336
Large Cap ......................................         650              --          --            650
Capital Growth .................................          --              --          --             --
Mid Cap Equity .................................         244              --          --            244
Small Cap Fund .................................          --              --                         --
International Equity Fund ......................       3,153              --          --          3,153
Balanced Fund ..................................       3,033              --                      3,033
Strategic Portfolios: Aggressive
 Growth Portfolio ..............................          --              --          40             40
Strategic Portfolios: Growth Portfolio .........         221              --          --            221
Strategic Portfolios: Growth &
 Income Portfolio ..............................       1,221              --          --          1,221
Strategic Portfolios: Moderate Growth &
 Income Portfolio ..............................         580              --          --            580
Limited Term Bond Fund .........................       8,002              --          --          8,002
Government Income Fund .........................      11,380              --          --         11,380
Bond Fund ......................................      33,665              --          --         33,665
Municipal Bond Fund ............................         493          12,973          --         13,466
Florida Tax-Exempt Fund ........................         109           2,002                      2,111
Tennessee Tax-Exempt Fund ......................         224           1,374                      1,598
Prime Money Market Fund ........................       2,402              --          --          2,402
Treasury Reserve Money Market Fund .............         499              --          --            499
Tax-Exempt Money Market Fund ...................          --             527          --            527
Institutional Prime Obligations Money
 Market Fund ...................................       2,804              --          --          2,804


                                   Continued

                             ---------------------------------------------------
                                                                   AMSOUTH FUNDS
                                                   Notes to Financial Statements
                             ---------------------------------------------------

7. Federal Income Tax Information: (continued)

As of July 31, 2005 the components of accumulated earnings/(deficit) on a tax basis was as follows (The differences between book-tax-basis and tax-basis unrealized appreciation/(depreciation) is attributed primarily to tax deferral of losses on wash sales and the difference between book and tax amortization methods for premium and market discounts.) (amounts in thousands):

                                                                            Undistributed
                                            Undistributed   Undistributed     Long-Term
                                              Tax-Exempt       Ordinary        Capital
                                                Income          Income          Gains
                                           --------------- --------------- ---------------
Value Fund ...............................       $ --          $   169         $ 2,547
Select Equity Fund .......................         --               --           4,190
Enhanced Market Fund .....................         --            3,668           6,216
Large Cap ................................         --               --          33,002
Capital Growth ...........................         --               --              --
Mid Cap Equity ...........................         --                5           3,283
Small Cap Fund ...........................         --               --              --
International Equity Fund ................         --            5,995              --
Balanced Fund ............................         --               36          23,109
Strategic Portfolios:
 Aggressive Growth Portfolio .............         --               --              --
Strategic Portfolios:
 Growth Portfolio ........................         --               56              --
Strategic Portfolios:
 Growth & Income Portfolio ...............         --              142              --
Strategic Portfolios: Moderate Growth
 and Income Portfolio ....................         --               79             525
Government Income Fund ...................         --               --           1,476
Limited Term Bond Fund ...................         --               51              --
High Quality Bond Fund ...................         --              271           3,467
High Quality Municipal Bond Fund .........        527               --           3,717
Florida Tax-Exempt Fund ..................         42               --             481
Tennessee Tax-Exempt Fund ................         11               --              90
Prime Money Market Fund ..................         --            1,275              --
Treasury Reserve Money Market Fund                 --              371              --
Tax-Exempt Money Market Fund .............        191               --              --
Institutional Prime Obligations
 Money Market Fund .......................         --            1,064              --

                                                                           Accumulated                       Total
                                                                             Capital       Unrealized     Accumulated
                                            Accumulated   Distributions     and Other     Appreciation     Earning/
                                              Earnings       Payable          Losses      Depreciation     (Deficit)
                                           ------------- --------------- --------------- -------------- --------------
Value Fund ...............................    $ 2,716       $      --      $       --       $ 84,284      $  87,000
Select Equity Fund .......................      4,190              --              --         12,725         16,915
Enhanced Market Fund .....................      9,884              --              --         19,581         29,465
Large Cap ................................     33,002              --              --         88,338        121,340
Capital Growth ...........................         --              --        (105,160)        42,165        (62,995)
Mid Cap Equity ...........................      3,288              --              --         40,893         44,181
Small Cap Fund ...........................         --              --         (28,874)        46,437         17,563
International Equity Fund ................      5,995              --          (2,096)       146,233        150,132
Balanced Fund ............................     23,145              --              --         13,548         36,693
Strategic Portfolios:
 Aggressive Growth Portfolio .............         --              --          (5,289)         8,993          3,704
Strategic Portfolios:
 Growth Portfolio ........................         56              --          (2,457)         7,826          5,425
Strategic Portfolios:
 Growth & Income Portfolio ...............        142              --          (6,046)        11,844          5,940
Strategic Portfolios: Moderate Growth
 and Income Portfolio ....................        604              --              --          2,927          3,531
Government Income Fund ...................      1,476              --              --         (1,141)           335
Limited Term Bond Fund ...................         51                          (2,754)        (3,034)        (5,737)
High Quality Bond Fund ...................      3,738              --              --         13,565         17,303
High Quality Municipal Bond Fund .........      4,244              --              --          9,311         13,555
Florida Tax-Exempt Fund ..................        523              --              --            837          1,360
Tennessee Tax-Exempt Fund ................        101              --              --            857            958
Prime Money Market Fund ..................      1,275          (1,275)             (2)            --             (2)
Treasury Reserve Money Market Fund                371            (371)             (3)            --             (3)
Tax-Exempt Money Market Fund .............        191            (191)           (306)            --           (306)
Institutional Prime Obligations
 Money Market Fund .......................      1,064          (1,064)             --             --             --

Under current tax law, capital losses realized after October 31, within the Fund's fiscal year may be deferred and treated as occuring on the first day of the following fiscal year. The following deferred losses will be treated as arising on the first day of the fiscal year ended July 31, 2006 (amounts in thousands):

Tax-Exempt Money Market .........    $  7
Limited Term Bond ...............     797

8. Subsequent Events

     On September 23, 2005, each series of the AmSouth Funds was reorganized with and into an investment company or a series thereof managed by Pioneer Investments, Inc.


                                   Continued

--------------------------------------------------------------------------------
AMSOUTH FUNDS
Financial Highlights
--------------------------------------------------------------------------------

A SHARES

Selected data for a share outstanding throughout the period indicated.

                                                            Investment Activities
                                                 --------------------------------------------
                                                                 Net Realized
                                      Net Asset       Net       and Unrealized
                                        Value,    Investment    Gains (Losses)    Total from
                                      Beginning     Income     from Investments   Investment
                                      of Period     (Loss)        and Futures     Activities
                                     ----------- ------------ ------------------ ------------
VALUE FUND
 Year Ended July 31, 2005 ..........   $14.86         0.14           2.63            2.77
 Year Ended July 31, 2004 ..........   $13.06         0.11           1.80            1.91
 Year Ended July 31, 2003 ..........   $12.76         0.14           0.81            0.95
 Year Ended July 31, 2002 ..........   $20.38         0.09          (6.01)          (5.92)
 Year Ended July 31, 2001+ .........   $19.54         0.11           3.64            3.75
SELECT EQUITY FUND
 Year Ended July 31, 2005 ..........   $13.34         0.09           0.95            1.04
 Year Ended July 31, 2004 ..........   $11.89         0.06           1.55            1.61
 Year Ended July 31, 2003 ..........   $10.98         0.05           0.91            0.96
 Year Ended July 31, 2002 ..........   $11.23         0.02          (0.25)          (0.23)
 Year Ended July 31, 2001+ .........   $ 8.72         0.01           2.51            2.52
ENHANCED MARKET FUND
 Year Ended July 31, 2005 ..........   $11.04         0.14           1.55            1.69
 Year Ended July 31, 2004 ..........   $ 9.87         0.08           1.17            1.25
 Year Ended July 31, 2003 ..........   $ 9.16         0.08           0.70            0.78
 Year Ended July 31, 2002 ..........   $12.27         0.04          (2.96)          (2.92)
 Year Ended July 31, 2001+ .........   $14.64         0.03          (2.15)          (2.12)
LARGE CAP FUND
 Year Ended July 31, 2005 ..........   $17.46         0.03           1.98            2.01
 Year Ended July 31, 2004 ..........   $16.34        (0.02)          1.14            1.12
 Year Ended July 31, 2003 ..........   $15.45         0.01           1.53            1.54
 Year Ended July 31, 2002 ..........   $21.22        (0.01)         (4.57)          (4.58)
 Year Ended July 31, 2001+ .........   $28.14        (0.04)         (2.82)          (2.86)

                                               Less Dividends from
                                     ---------------------------------------
                                                   Net Realized                                            Net Asset
                                          Net       Gains from                                               Value,
                                      Investment    Investment      Total        Capital      Redemption      End
                                        Income     Transactions   Dividends   Contributions      Fees      of Period
                                     ------------ -------------- ----------- --------------- ------------ -----------
VALUE FUND
 Year Ended July 31, 2005 ..........     (0.14)           --        (0.14)          0.01           --        $17.50
 Year Ended July 31, 2004 ..........     (0.11)           --        (0.11)           --            --#       $14.86
 Year Ended July 31, 2003 ..........     (0.13)        (0.52)       (0.65)           --            --        $13.06
 Year Ended July 31, 2002 ..........     (0.09)        (1.61)       (1.70)           --            --        $12.76
 Year Ended July 31, 2001+ .........     (0.14)        (2.77)       (2.91)           --            --        $20.38
SELECT EQUITY FUND
 Year Ended July 31, 2005 ..........     (0.09)        (0.01)       (0.10)           --#           --        $14.28
 Year Ended July 31, 2004 ..........     (0.06)        (0.10)       (0.16)           --            --#       $13.34
 Year Ended July 31, 2003 ..........     (0.05)           --        (0.05)           --            --        $11.89
 Year Ended July 31, 2002 ..........     (0.02)           --        (0.02)           --            --        $10.98
 Year Ended July 31, 2001+ .........     (0.01)           --        (0.01)           --            --        $11.23
ENHANCED MARKET FUND
 Year Ended July 31, 2005 ..........     (0.14)        (0.42)       (0.56)           --#           --        $12.17
 Year Ended July 31, 2004 ..........     (0.08)           --        (0.08)           --            --#       $11.04
 Year Ended July 31, 2003 ..........     (0.07)           --        (0.07)           --            --        $ 9.87
 Year Ended July 31, 2002 ..........     (0.03)        (0.16)       (0.19)           --            --        $ 9.16
 Year Ended July 31, 2001+ .........     (0.03)        (0.22)       (0.25)           --            --        $12.27
LARGE CAP FUND
 Year Ended July 31, 2005 ..........     (0.06)        (0.48)       (0.54)         0.03            --        $18.96
 Year Ended July 31, 2004 ..........        --            --           --            --            --#       $17.46
 Year Ended July 31, 2003 ..........     (0.02)        (0.63)       (0.65)           --            --        $16.34
 Year Ended July 31, 2002 ..........        --         (1.19)       (1.19)           --            --        $15.45
 Year Ended July 31, 2001+ .........        --         (4.06)       (4.06)           --            --        $21.22



                                            Ratios (to average net assets)/Supplemental Data
                                     --------------------------------------------------------------
                                         Total Return         Net                 Expenses (before   Portfolio    Net Assets,
                                          (Excluding      Investment      Net        Reductions/      Turnover   End of Period
                                        Sales Charge)       Income     Expenses    Reimbursements)     Rate*        (000's)
                                     ------------------- ------------ ---------- ------------------ ----------- --------------
VALUE FUND
 Year Ended July 31, 2005 ..........         18.81%###        0.87%       1.32%         1.35%            60%       $129,960
 Year Ended July 31, 2004 ..........         14.69%##         0.78%       1.34%         1.38%            44%       $121,862
 Year Ended July 31, 2003 ..........          8.02%           1.17%       1.36%         1.39%           117%       $112,701
 Year Ended July 31, 2002 ..........        (31.21)%          0.49%       1.35%         1.36%            59%       $ 97,393
 Year Ended July 31, 2001+ .........         21.10%           0.53%       1.34%         1.35%            43%       $113,164
SELECT EQUITY FUND
 Year Ended July 31, 2005 ..........          7.84%           0.56%       1.31%         1.39%            14%       $ 20,115
 Year Ended July 31, 2004 ..........         13.54%           0.39%       1.29%         1.39%            18%       $ 15,730
 Year Ended July 31, 2003 ..........          8.77%           0.48%       1.34%         1.49%             8%       $  7,034
 Year Ended July 31, 2002 ..........        ( 2.01)%          0.28%       1.46%         1.71%            38%       $  4,511
 Year Ended July 31, 2001+ .........         28.96%           0.05%       1.71%         2.07%            19%       $  2,665
ENHANCED MARKET FUND
 Year Ended July 31, 2005 ..........         15.53%           1.19%       0.88%         0.96%            93%       $ 27,997
 Year Ended July 31, 2004 ..........         12.73%           0.76%       0.95%         1.04%            64%       $ 24,665
 Year Ended July 31, 2003 ..........          8.54%           0.81%       1.00%         1.12%            27%       $ 21,431
 Year Ended July 31, 2002 ..........        (24.10)%          0.41%       1.07%         1.19%            34%       $ 17,473
 Year Ended July 31, 2001+ .........        (14.60)%          0.26%       1.04%         1.14%            42%       $ 24,666
LARGE CAP FUND
 Year Ended July 31, 2005 ..........         11.82%^^^^       0.15%       1.28%         1.37%            12%       $112,198
 Year Ended July 31, 2004 ..........          6.87%          (0.12)%      1.26%         1.39%             8%       $ 99,518
 Year Ended July 31, 2003 ..........         10.45%           0.09%       1.26%         1.39%             7%       $ 88,989
 Year Ended July 31, 2002 ..........        (22.75)%         (0.05)%      1.26%         1.37%            11%       $ 57,330
 Year Ended July 31, 2001+ .........        (11.72)%         (0.16)%      1.25%         1.36%            10%       $ 66,813

+ Net investment income (loss) is based on average shares outstanding during the period.
#    Less than one cent per share.
* Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
### The total return shown includes capital contributions by Amsouth. Without such capital contributions, the total return would have been reduced by 0.05%.
^^^^ The total return shown includes capital contributions by Amsouth. Without such capital contributions, the total return would have been reduced by 0.15%.
## The total return shown includes the losses on the disposal of investments that were reimbursed by the advisor and administrator, which otherwise would have reduced the total return by 0.08%.


                       See notes to financial statements.

--------------------------------------------------------------------------------
                                                                   AMSOUTH FUNDS
                                                            Financial Highlights
--------------------------------------------------------------------------------

A SHARES

Selected data for a share outstanding throughout the period indicated.

                                                             Investment Activities
                                                 ---------------------------------------------
                                                                  Net Realized
                                                                 and Unrealized
                                                                 Gains (Losses)
                                      Net Asset       Net      from Investments,
                                        Value,    Investment      Futures, and     Total from
                                      Beginning     Income          Foreign        Investment
                                      of Period     (Loss)         Currencies      Activities
                                     ----------- ------------ ------------------- ------------
CAPITAL GROWTH FUND
 Year Ended July 31, 2005 ..........   $ 9.27         0.02           1.14             1.14
 Year Ended July 31, 2004 ..........   $ 8.75        (0.03)          0.55             0.52
 Year Ended July 31, 2003 ..........   $ 7.96        (0.03)          0.82             0.79
 Year Ended July 31, 2002 ..........   $10.86        (0.07)         (2.83)           (2.90)
 Year Ended July 31, 2001+ .........   $14.97        (0.09)         (2.86)           (2.95)
MID CAP FUND
 Year Ended July 31, 2005 ..........   $12.26         0.03           3.22             3.25
 Year Ended July 31, 2004 ..........   $10.42         0.01           1.85             1.86
 Year Ended July 31, 2003 ..........   $ 9.39         0.01           1.03             1.04
 Year Ended July 31, 2002 ..........   $12.06        (0.16)         (2.51)           (2.67)
 Year Ended July 31, 2001+ .........   $16.67        (0.17)         (4.44)           (4.61)
SMALL CAP FUND
 Year Ended July 31, 2005 ..........   $ 8.14        (0.11)          1.82             1.71
 Year Ended July 31, 2004 ..........   $ 7.22        (0.10)          1.02             0.92
 Year Ended July 31, 2003 ..........   $ 7.13        (0.07)          0.16             0.09
 Year Ended July 31, 2002 ..........   $10.12        (0.11)         (2.88)           (2.99)
 Year Ended July 31, 2001+ .........   $12.52        (0.14)         (1.05)           (1.19)
INTERNATIONAL EQUITY FUND
 Year Ended July 31, 2005 ..........   $11.45         0.18           2.61             2.79
 Year Ended July 31, 2004 ..........   $ 8.69         0.07           2.78             2.85
 Year Ended July 31, 2003 ..........   $ 7.81         0.01           0.87             0.88
 Year Ended July 31, 2002 ..........   $ 9.49         0.02          (1.70)           (1.68)
 Year Ended July 31, 2001+ .........   $12.36         0.06          (2.54)           (2.48)

                                               Less Dividends from
                                     ---------------------------------------
                                                   Net Realized                                            Net Asset
                                          Net       Gains from                                               Value,
                                      Investment    Investment      Total        Capital      Redemption      End
                                        Income     Transactions   Dividends   Contributions      Fees      of Period
                                     ------------ -------------- ----------- --------------- ------------ -----------
CAPITAL GROWTH FUND
 Year Ended July 31, 2005 ..........     (0.04)           --        (0.04)          0.01         --          $10.38
 Year Ended July 31, 2004 ..........        --            --           --            --          --#         $ 9.27
 Year Ended July 31, 2003 ..........        --            --           --            --          --          $ 8.75
 Year Ended July 31, 2002 ..........        --            --           --            --          --          $ 7.96
 Year Ended July 31, 2001+ .........        --         (1.16)       (1.16)           --          --          $10.86
MID CAP FUND
 Year Ended July 31, 2005 ..........     (0.04)           --        (0.04)           --#         --          $15.47
 Year Ended July 31, 2004 ..........     (0.02)           --        (0.02)           --          --#         $12.26
 Year Ended July 31, 2003 ..........     (0.01)           --        (0.01)           --          --          $10.42
 Year Ended July 31, 2002 ..........        --            --           --            --          --          $ 9.39
 Year Ended July 31, 2001+ .........        --            --           --            --          --          $12.06
SMALL CAP FUND
 Year Ended July 31, 2005 ..........        --            --           --            --#         --          $ 9.85
 Year Ended July 31, 2004 ..........        --            --           --            --          --#         $ 8.14
 Year Ended July 31, 2003 ..........        --            --           --            --          --          $ 7.22
 Year Ended July 31, 2002 ..........        --            --           --            --          --          $ 7.13
 Year Ended July 31, 2001+ .........        --         (1.21)       (1.21)           --          --          $10.12
INTERNATIONAL EQUITY FUND
 Year Ended July 31, 2005 ..........     (0.11)           --        (0.11)           --#         --          $14.13
 Year Ended July 31, 2004 ..........     (0.09)           --        (0.09)           --          --#         $11.45
 Year Ended July 31, 2003 ..........     (0.01)           --        (0.01)           --        0.01          $ 8.69
 Year Ended July 31, 2002 ..........        --            --           --            --          --          $ 7.81
 Year Ended July 31, 2001+ .........     (0.03)        (0.36)       (0.39)           --          --          $ 9.49



                                           Ratios (to average net assets)/Supplemental Data
                                     ------------------------------------------------------------
                                        Total Return        Net                 Expenses (before   Portfolio    Net Assets,
                                         (Excluding     Investment      Net        Reductions/      Turnover   End of Period
                                       Sales Charge)      Income     Expenses    Reimbursements)     Rate*        (000's)
                                     ----------------- ------------ ---------- ------------------ ----------- --------------
CAPITAL GROWTH FUND
 Year Ended July 31, 2005 ..........        12.42%^^^       0.15%       1.30%         1.34%           12%        $23,141
 Year Ended July 31, 2004 ..........         5.94%         (0.35)%      1.30%         1.38%           71%        $26,181
 Year Ended July 31, 2003 ..........         9.92%         (0.47)%      1.31%         1.38%          151%        $23,915
 Year Ended July 31, 2002 ..........       (26.70)%        (0.76)%      1.31%         1.37%          115%        $16,457
 Year Ended July 31, 2001+ .........       (21.27)%        (0.67)%      1.30%         1.36%          100%        $19,574
MID CAP FUND
 Year Ended July 31, 2005 ..........        26.60%          0.27%       1.11%         1.51%           96%        $23,920
 Year Ended July 31, 2004 ..........        17.84%          0.08%       1.10%         1.60%          105%        $15,681
 Year Ended July 31, 2003 ..........        11.08%          0.08%       1.15%         1.65%           59%        $ 9,085
 Year Ended July 31, 2002 ..........       (22.14)%        (1.31)%      1.66%         1.83%          221%        $ 8,234
 Year Ended July 31, 2001+ .........       (27.65)%        (1.17)%      1.57%         1.65%          120%        $12,546
SMALL CAP FUND
 Year Ended July 31, 2005 ..........        21.01%         (1.08)%      1.37%         1.52%          174%        $ 9,517
 Year Ended July 31, 2004 ..........        12.74%         (1.29)%      1.58%         1.78%          171%        $ 7,940
 Year Ended July 31, 2003 ..........         1.26%         (1.25)%      1.60%         1.78%          221%        $ 5,929
 Year Ended July 31, 2002 ..........       (29.55)%        (1.25)%      1.61%         1.77%          227%        $ 5,114
 Year Ended July 31, 2001+ .........       (10.33)%        (1.22)%      1.61%         1.77%          220%        $ 8,346
INTERNATIONAL EQUITY FUND
 Year Ended July 31, 2005 ..........        24.44%          1.47%       1.37%         1.57%           12%        $24,193
 Year Ended July 31, 2004 ..........        32.90%          1.20%       1.34%         1.85%            7%        $15,782
 Year Ended July 31, 2003 ..........        11.35%          1.25%       1.36%         1.86%           18%        $ 4,711
 Year Ended July 31, 2002 ..........       (17.70)%         0.35%       1.60%         1.89%          160%        $ 3,932
 Year Ended July 31, 2001+ .........       (20.62)%         0.52%       1.62%         1.89%           45%        $ 2,685

+ Net investment income (loss) is based on average shares outstanding during the period.
#   Less than one cent per share.
* Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
^^^ The total return shown includes capital contributions by Amsouth. Without such capital contributions, the total return would have been reduced by 0.08%.


                       See notes to financial statements.

--------------------------------------------------------------------------------
AMSOUTH FUNDS
Financial Highlights
--------------------------------------------------------------------------------

A SHARES

Selected data for a share outstanding throughout the period indicated.

                                                      Investment Activities                       Less Dividends from
                                          --------------------------------------------- ---------------------------------------
                               Net Asset       Net         Net Realized                               Net Realized
                                 Value,    Investment     and Unrealized    Total from       Net       Gains from     From Tax
                               Beginning     Income       Gains (Losses)    Investment   Investment    Investment    Return of
                               of Period     (Loss)     from Investments*   Activities     Income     Transactions    Capital
                              ----------- ------------ ------------------- ------------ ------------ -------------- -----------
BALANCED FUND
 Year Ended July 31, 2005 ...   $12.10         0.22            1.01             1.23       (0.25)        (0.03)          --
 Year Ended July 31, 2004 ...   $11.37         0.20            0.75             0.95       (0.22)           --           --
 Year Ended July 31, 2003 ...   $10.89         0.22            0.66             0.88       (0.26)        (0.14)          --
 Year Ended July 31, 2002 ...   $12.46         0.30           (1.20)           (0.90)      (0.31)        (0.36)          --
 Year Ended July 31, 2001+ ..   $12.48         0.36            1.28             1.64       (0.39)        (1.27)          --
AGGRESSIVE GROWTH
 PORTFOLIO
 Year Ended July 31, 2005 ...   $ 8.65         0.01            1.40             1.41       (0.01)           --           --
 Year Ended July 31, 2004 ...   $ 7.73          --             0.93             0.93          --            --        (0.01)
 Year Ended July 31, 2003 ...   $ 7.04          --             0.69             0.69          --            --           --
 Year Ended July 31, 2002 ...   $ 9.91        (0.02)          (2.21)           (2.23)         --         (0.64)          --
 Year Ended July 31, 2001+ ..   $11.53         0.08           (0.39)           (0.31)      (0.15)        (1.16)          --
GROWTH PORTFOLIO
 Year Ended July 31, 2005 ...   $ 8.98         0.08            1.07             1.15       (0.08)           --           --
 Year Ended July 31, 2004 ...   $ 8.21         0.07            0.76             0.83       (0.06)           --           --
 Year Ended July 31, 2003 ...   $ 7.59         0.07            0.62             0.69       (0.07)           --           --
 Year Ended July 31, 2002 ...   $ 9.38         0.08           (1.48)           (1.40)      (0.09)        (0.30)          --
 Year Ended July 31, 2001+ ..   $10.47         0.23           (0.42)           (0.19)      (0.23)        (0.67)          --
GROWTH AND INCOME
 PORTFOLIO
 Year Ended July 31, 2005 ...   $ 9.48         0.14            0.87             1.01       (0.14)           --           --
 Year Ended July 31, 2004 ...   $ 8.88         0.12            0.60             0.72       (0.12)           --           --
 Year Ended July 31, 2003 ...   $ 8.33         0.12            0.56             0.68       (0.13)           --           --
 Year Ended July 31, 2002 ...   $ 9.76         0.18           (1.14)           (0.96)      (0.19)        (0.28)          --
 Year Ended July 31, 2001+ ..   $10.54         0.24           (0.07)            0.17       (0.32)        (0.63)          --
MODERATE GROWTH AND
 INCOME PORTFOLIO
 Year Ended July 31, 2005 ...   $ 9.49         0.18            0.72             0.90       (0.18)           --           --
 Year Ended July 31, 2004 ...   $ 9.04         0.16            0.45             0.61       (0.16)           --           --
 Year Ended July 31, 2003 ...   $ 8.58         0.16            0.50             0.66       (0.17)        (0.03)          --
 Year Ended July 31, 2002 ...   $ 9.74         0.21           (0.94)           (0.73)      (0.23)        (0.20)          --
 Year Ended July 31, 2001+ ..   $10.06         0.32            0.15             0.47       (0.34)        (0.45)          --

                                                                       Ratios (to average net assets)/Supplemental Data
                                                                      ---------------------------------------------------
                                                                       Net Asset
                                                                         Value,     Total Return       Net
                                 Total        Capital     Redemption      End        (Excluding    Investment      Net
                               Dividends   Contribution      Fees      of Period   Sales Charge)     Income     Expenses
                              ----------- -------------- ------------ ----------- --------------- ------------ ----------
BALANCED FUND
 Year Ended July 31, 2005 ...    (0.28)          --#         --          $13.05         10.33%         1.77%      1.34%
 Year Ended July 31, 2004 ...    (0.22)          --          --#         $12.10          8.36%         1.64%      1.32%
 Year Ended July 31, 2003 ...    (0.40)          --          --          $11.37          8.34%         2.03%      1.34%
 Year Ended July 31, 2002 ...    (0.67)          --          --          $10.89         (7.55)%        2.57%      1.34%
 Year Ended July 31, 2001+ ..    (1.66)          --          --          $12.46         13.93%         2.90%      1.31%
AGGRESSIVE GROWTH
 PORTFOLIO
 Year Ended July 31, 2005 ...    (0.01)          --          --          $10.05         16.32%         0.18%      0.57%
 Year Ended July 31, 2004 ...    (0.01)          --          --#         $ 8.65         12.01%         0.02%      0.57%
 Year Ended July 31, 2003 ...       --           --          --          $ 7.73          9.81%        (0.02)%     0.66%
 Year Ended July 31, 2002 ...    (0.64)          --          --          $ 7.04        (23.76)%       (0.31)%     0.71%
 Year Ended July 31, 2001+ ..    (1.31)          --          --          $ 9.91         (3.42)%        0.78%      0.79%
GROWTH PORTFOLIO
 Year Ended July 31, 2005 ...    (0.08)          --          --#         $10.05         12.90%         1.01%      0.53%
 Year Ended July 31, 2004 ...    (0.06)          --          --#         $ 8.98         10.14%         0.84%      0.51%
 Year Ended July 31, 2003 ...    (0.07)          --          --          $ 8.21          9.18%         0.94%      0.61%
 Year Ended July 31, 2002 ...    (0.39)          --          --          $ 7.59        (15.49)%        0.96%      0.71%
 Year Ended July 31, 2001+ ..    (0.90)          --          --          $ 9.38         (2.04)%        2.31%      0.78%
GROWTH AND INCOME
 PORTFOLIO
 Year Ended July 31, 2005 ...    (0.14)          --          --          $10.35         10.77%         1.46%      0.56%
 Year Ended July 31, 2004 ...    (0.12)          --          --#         $ 9.48          8.13%         1.27%      0.58%
 Year Ended July 31, 2003 ...    (0.13)          --          --          $ 8.88          8.30%         1.51%      0.62%
 Year Ended July 31, 2002 ...    (0.47)          --          --          $ 8.33        (10.17)%        2.04%      0.60%
 Year Ended July 31, 2001+ ..    (0.95)          --          --          $ 9.76          1.61%         2.44%      0.63%
MODERATE GROWTH AND
 INCOME PORTFOLIO
 Year Ended July 31, 2005 ...    (0.18)          --          --          $10.21          9.51%         1.79%      0.54%
 Year Ended July 31, 2004 ...    (0.16)          --          --#         $ 9.49          6.71%         1.68%      0.59%
 Year Ended July 31, 2003 ...    (0.20)          --          --          $ 9.04          7.85%         1.87%      0.64%
 Year Ended July 31, 2002 ...    (0.43)          --          --          $ 8.58         (7.80)%        2.48%      0.65%
 Year Ended July 31, 2001+ ..    (0.79)          --          --          $ 9.74          4.91%         3.26%      0.77%



                               Expenses (before   Portfolio    Net Assets,
                                  Reductions/      Turnover   End of Period
                                Reimbursements)     Rate**       (000's)
                              ------------------ ----------- --------------
BALANCED FUND
 Year Ended July 31, 2005 ...       1.39%            70%        $107,147
 Year Ended July 31, 2004 ...       1.41%            19%        $ 90,369
 Year Ended July 31, 2003 ...       1.42%            86%        $ 78,679
 Year Ended July 31, 2002 ...       1.41%            34%        $ 69,674
 Year Ended July 31, 2001+ ..       1.38%            14%        $ 54,978
AGGRESSIVE GROWTH
 PORTFOLIO
 Year Ended July 31, 2005 ...       0.89%            16%        $ 23,168
 Year Ended July 31, 2004 ...       0.96%            31%        $ 18,440
 Year Ended July 31, 2003 ...       1.09%           100%        $ 11,310
 Year Ended July 31, 2002 ...       1.12%            50%        $  7,565
 Year Ended July 31, 2001+ ..       1.20%            36%        $  1,393
GROWTH PORTFOLIO
 Year Ended July 31, 2005 ...       0.83%            15%        $ 31,323
 Year Ended July 31, 2004 ...       0.90%            27%        $ 23,117
 Year Ended July 31, 2003 ...       1.06%           128%        $ 10,978
 Year Ended July 31, 2002 ...       1.14%            63%        $  4,448
 Year Ended July 31, 2001+ ..       1.22%            38%        $    981
GROWTH AND INCOME
 PORTFOLIO
 Year Ended July 31, 2005 ...       0.79%            18%        $ 51,709
 Year Ended July 31, 2004 ...       0.83%            38%        $ 43,856
 Year Ended July 31, 2003 ...       0.86%           135%        $ 28,745
 Year Ended July 31, 2002 ...       0.82%            69%        $ 14,312
 Year Ended July 31, 2001+ ..       0.87%            51%        $  6,535
MODERATE GROWTH AND
 INCOME PORTFOLIO
 Year Ended July 31, 2005 ...       0.86%            29%        $ 22,164
 Year Ended July 31, 2004 ...       0.98%            34%        $ 16,640
 Year Ended July 31, 2003 ...       1.07%           136%        $ 10,988
 Year Ended July 31, 2002 ...       1.07%            65%        $  6,236
 Year Ended July 31, 2001+ ..       1.20%            62%        $    231

+ Net investment income (loss) is based on average shares outstanding during the period.
#  Less than one cent per share.
*  Represents investments in affiliates for the Strategic Portfolios.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.


                       See notes to financial statements.

--------------------------------------------------------------------------------
                                                                   AMSOUTH FUNDS
                                                            Financial Highlights
--------------------------------------------------------------------------------

A SHARES

Selected data for a share outstanding throughout the period indicated.

                                                            Investment Activities
                                                 --------------------------------------------
                                      Net Asset                  Net Realized
                                        Value,        Net       and Unrealized    Total from
                                      Beginning   Investment    Gains (Losses)    Investment
                                      of Period     Income     from Investments   Activities
                                     ----------- ------------ ------------------ ------------
GOVERNMENT INCOME FUND
 Year Ended July 31, 2005 ..........   $ 9.86        0.35           (0.09)           0.26
 Year Ended July 31, 2004 ..........   $10.05        0.34           (0.11)           0.23
 Year Ended July 31, 2003 ..........   $10.26        0.41           (0.05)           0.36
 Year Ended July 31, 2002 ..........   $10.10        0.48            0.20            0.68
 Year Ended July 31, 2001 ..........   $ 9.60        0.55            0.50            1.05
LIMITED TERM BOND FUND
 Year Ended July 31, 2005 ..........   $10.46        0.20           (0.10)           0.10
 Year Ended July 31, 2004 ..........   $10.65        0.23           (0.11)           0.12
 Year Ended July 31, 2003 ..........   $10.70        0.36            0.01            0.37
 Year Ended July 31, 2002 ..........   $10.55        0.48            0.18            0.66
 Year Ended July 31, 2001+ .........   $10.13        0.57            0.43            1.00
HIGH QUALITY BOND FUND
 Year Ended July 31, 2005 ..........   $11.08        0.41           (0.01)           0.40
 Year Ended July 31, 2004 ..........   $11.33        0.43           (0.11)           0.32
 Year Ended July 31, 2003 ..........   $11.43        0.46            0.11            0.57
 Year Ended July 31, 2002 ..........   $11.13        0.53            0.36            0.89
 Year Ended July 31, 2001+ .........   $10.52        0.58            0.62            1.20



                                               Less Dividends from
                                     ---------------------------------------
                                                   Net Realized                                           Net Asset
                                          Net       Gains from                                              Value,
                                      Investment    Investment      Total        Capital     Redemption      End
                                        Income     Transactions   Dividends   Contribution      Fees      of Period
                                     ------------ -------------- ----------- -------------- ------------ -----------
GOVERNMENT INCOME FUND
 Year Ended July 31, 2005 ..........     (0.45)        (0.03)       (0.48)         0.01           --        $ 9.65
 Year Ended July 31, 2004 ..........     (0.41)        (0.01)       (0.42)           --           --#       $ 9.86
 Year Ended July 31, 2003 ..........     (0.42)        (0.15)       (0.57)           --           --        $10.05
 Year Ended July 31, 2002 ..........     (0.52)           --        (0.52)           --           --        $10.26
 Year Ended July 31, 2001 ..........     (0.55)           --        (0.55)           --           --        $10.10
LIMITED TERM BOND FUND
 Year Ended July 31, 2005 ..........     (0.32)           --        (0.32)           --#          --        $10.24
 Year Ended July 31, 2004 ..........     (0.31)           --        (0.31)           --           --#       $10.46
 Year Ended July 31, 2003 ..........     (0.42)           --        (0.42)           --           --        $10.65
 Year Ended July 31, 2002 ..........     (0.51)           --        (0.51)           --           --        $10.70
 Year Ended July 31, 2001+ .........     (0.58)           --        (0.58)           --           --        $10.55
HIGH QUALITY BOND FUND
 Year Ended July 31, 2005 ..........     (0.46)        (0.01)       (0.47)         0.01           --#       $11.02
 Year Ended July 31, 2004 ..........     (0.48)        (0.09)       (0.57)           --           --#       $11.08
 Year Ended July 31, 2003 ..........     (0.52)        (0.15)       (0.67)           --           --        $11.33
 Year Ended July 31, 2002 ..........     (0.56)        (0.03)       (0.59)           --           --        $11.43
 Year Ended July 31, 2001+ .........     (0.59)           --        (0.59)           --           --        $11.13



                                          Ratios (to average net assets)/Supplemental Data
                                     ----------------------------------------------------------
                                       Total Return       Net                 Expenses (before   Portfolio    Net Assets,
                                        (Excluding    Investment      Net        Reductions/      Turnover   End of Period
                                      Sales Charge)     Income     Expenses    Reimbursements)     Rate*        (000's)
                                     --------------- ------------ ---------- ------------------ ----------- --------------
GOVERNMENT INCOME FUND
 Year Ended July 31, 2005 ..........       2.70%^^        3.60%       1.01%          1.14%           79%        $17,549
 Year Ended July 31, 2004 ..........       2.36%          3.48%       1.00%          1.23%           39%        $16,943
 Year Ended July 31, 2003 ..........       3.47%          3.84%       1.01%          1.23%           43%        $20,721
 Year Ended July 31, 2002 ..........       6.96%          4.74%       1.00%          1.21%           18%        $ 8,800
 Year Ended July 31, 2001 ..........      11.25%          5.47%       0.99%          1.20%           25%        $ 5,672
LIMITED TERM BOND FUND
 Year Ended July 31, 2005 ..........       0.93%          2.45%       1.00%          1.14%           23%        $17,833
 Year Ended July 31, 2004 ..........       1.17%          2.40%       0.98%          1.22%           34%        $28,945
 Year Ended July 31, 2003 ..........       3.52%          3.28%       0.98%          1.22%           32%        $38,211
 Year Ended July 31, 2002 ..........       6.44%          4.54%       1.00%          1.21%           29%        $22,813
 Year Ended July 31, 2001+ .........      10.12%          5.43%       1.00%          1.22%           44%        $ 9,918
HIGH QUALITY BOND FUND
 Year Ended July 31, 2005 ..........       3.82%^         3.70%       1.00%          1.10%           42%        $50,219
 Year Ended July 31, 2004 ..........       2.83%          3.76%       0.99%          1.22%           37%        $43,044
 Year Ended July 31, 2003 ..........       5.04%          3.97%       0.99%          1.22%           33%        $50,591
 Year Ended July 31, 2002 ..........       8.19%          4.69%       0.99%          1.20%           35%        $35,869
 Year Ended July 31, 2001+ .........      11.63%          5.30%       0.99%          1.20%           24%        $16,877

+ Net investment income (loss) is based on average shares outstanding during the period.
#  Less than one cent per share.
* Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
^^ The total return shown includes capital contributions by Amsouth. Without such capital contributions, the total return would have been reduced by 0.10% ^ The total return shown includes capital contributions by Amsouth. Without such capital contributions, the total return would have been reduced by 0.05%


                       See notes to financial statements

--------------------------------------------------------------------------------
AMSOUTH FUNDS
Financial Highlights
--------------------------------------------------------------------------------

A SHARES

Selected data for a share outstanding throughout the period indicated.

                                                            Investment Activities
                                                 --------------------------------------------
                                      Net Asset                  Net Realized
                                        Value,        Net       and Unrealized    Total from
                                      Beginning   Investment    Gains (Losses)    Investment
                                      of Period     Income     from Investments   Activities
                                     ----------- ------------ ------------------ ------------
HIGH QUALITY MUNICIPAL BOND
 FUND
 Year Ended July 31, 2005 ..........    $10.26      0.34           (0.14)           0.20
 Year Ended July 31, 2004 ..........    $10.32      0.35           (0.05)           0.30
 Year Ended July 31, 2003 ..........    $10.38      0.35           (0.05)           0.30
 Year Ended July 31, 2002 ..........    $10.18      0.37            0.23            0.60
 Year Ended July 31, 2001+ .........    $ 9.76      0.39            0.41            0.80
FLORIDA TAX-EXEMPT FUND
 Year Ended July 31, 2005 ..........    $10.64      0.35           (0.13)           0.22
 Year Ended July 31, 2004 ..........    $10.70      0.35           (0.05)           0.30
 Year Ended July 31, 2003 ..........    $10.79      0.36           (0.08)           0.28
 Year Ended July 31, 2002 ..........    $10.51      0.39            0.27            0.66
 Year Ended July 31, 2001+ .........    $10.16      0.40            0.35            0.75
TENNESSEE TAX-EXEMPT FUND
 Year Ended July 31, 2005 ..........    $10.26      0.30           (0.14)           0.16
 Year Ended July 31, 2004 ..........    $10.33      0.29           (0.01)           0.28
 Year Ended July 31, 2003 ..........    $10.37      0.29           (0.05)           0.24
 Year Ended July 31, 2002 ..........    $10.10      0.31            0.27            0.58
 Year Ended July 31, 2001+ .........    $ 9.74      0.36            0.36            0.72



                                               Less Dividends from
                                     ---------------------------------------
                                                   Net Realized                                           Net Asset
                                          Net       Gains from                                              Value,
                                      Investment    Investment      Total        Capital     Redemption      End
                                        Income     Transactions   Dividends   Contribution      Fees      of Period
                                     ------------ -------------- ----------- -------------- ------------ -----------
HIGH QUALITY MUNICIPAL BOND
 FUND
 Year Ended July 31, 2005 ..........     (0.34)       (0.03)        (0.37)          --#          --         $10.09
 Year Ended July 31, 2004 ..........     (0.35)       (0.01)        (0.36)          --           --#        $10.26
 Year Ended July 31, 2003 ..........     (0.33)       (0.03)        (0.36)          --           --         $10.32
 Year Ended July 31, 2002 ..........     (0.39)       (0.01)        (0.40)          --           --         $10.38
 Year Ended July 31, 2001+ .........     (0.38)          --         (0.38)          --           --         $10.18
FLORIDA TAX-EXEMPT FUND
 Year Ended July 31, 2005 ..........     (0.33)       (0.05)        (0.38)          --#          --         $10.48
 Year Ended July 31, 2004 ..........     (0.35)       (0.01)        (0.36)          --           --         $10.64
 Year Ended July 31, 2003 ..........     (0.37)          --         (0.37)          --           --         $10.70
 Year Ended July 31, 2002 ..........     (0.38)          --         (0.38)          --           --         $10.79
 Year Ended July 31, 2001+ .........     (0.40)          --         (0.40)          --           --         $10.51
TENNESSEE TAX-EXEMPT FUND
 Year Ended July 31, 2005 ..........     (0.30)       (0.05)        (0.35)          --#          --         $10.07
 Year Ended July 31, 2004 ..........     (0.30)       (0.05)        (0.35)          --           --         $10.26
 Year Ended July 31, 2003 ..........     (0.28)          --         (0.28)          --           --         $10.33
 Year Ended July 31, 2002 ..........     (0.31)          --         (0.31)          --           --         $10.37
 Year Ended July 31, 2001+ .........     (0.36)          --         (0.36)          --           --         $10.10



                                          Ratios (to average net assets)/Supplemental Data
                                     ----------------------------------------------------------
                                       Total Return       Net                 Expenses (before   Portfolio    Net Assets,
                                        (Excluding    Investment      Net        Reductions/      Turnover   End of Period
                                      Sales Charge)     Income     Expenses    Reimbursements)     Rate*        (000's)
                                     --------------- ------------ ---------- ------------------ ----------- --------------
HIGH QUALITY MUNICIPAL BOND
 FUND
 Year Ended July 31, 2005 ..........       1.90%         3.27%       0.89%          1.13%           28%        $15,770
 Year Ended July 31, 2004 ..........       2.93%         3.36%       0.88%          1.21%            5%        $16,038
 Year Ended July 31, 2003 ..........       2.96%         3.35%       0.89%          1.21%            7%        $16,385
 Year Ended July 31, 2002 ..........       6.05%         3.72%       0.89%          1.20%           10%        $11,553
 Year Ended July 31, 2001+ .........       8.36%         3.88%       0.89%          1.20%            5%        $ 8,022
FLORIDA TAX-EXEMPT FUND
 Year Ended July 31, 2005 ..........       2.11%         3.12%       0.83%          1.14%           30%        $ 4,073
 Year Ended July 31, 2004 ..........       2.89%         3.25%       0.83%          1.25%           11%        $ 4,925
 Year Ended July 31, 2003 ..........       2.58%         3.35%       0.84%          1.25%            6%        $ 6,955
 Year Ended July 31, 2002 ..........       6.38%         3.64%       0.87%          1.26%           13%        $ 4,002
 Year Ended July 31, 2001+ .........       7.46%         3.79%       0.90%          1.29%            7%        $ 3,267
TENNESSEE TAX-EXEMPT FUND
 Year Ended July 31, 2005 ..........       1.57%         2.89%       1.00%          1.19%           23%        $ 5,072
 Year Ended July 31, 2004 ..........       2.69%         2.76%       1.00%          1.29%            0%        $ 6,954
 Year Ended July 31, 2003 ..........       2.29%         2.70%       1.07%          1.34%           21%        $ 9,325
 Year Ended July 31, 2002 ..........       5.87%         3.02%       1.08%          1.31%           60%        $ 3,432
 Year Ended July 31, 2001+ .........       7.55%         3.63%       1.09%          1.33%          123%        $ 3,764

+ Net investment income (loss) is based on average shares outstanding during the period.
# Less than one cent per share.
* Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.


                       See notes to financial statements.

--------------------------------------------------------------------------------
                                                                   AMSOUTH FUNDS
                                                            Financial Highlights
--------------------------------------------------------------------------------

A SHARES+

Selected data for a share outstanding throughout the period indicated.

                                                        Investment Activities
                                             --------------------------------------------
                                                                                              Less
                                  Net Asset                  Net Realized                   Dividends
                                    Value,        Net       and Unrealized    Total from    from Net
                                  Beginning   Investment    Gains (Losses)    Investment   Investment      Capital
                                  of Period     Income     from Investments   Activities     Income     Contribution
                                 ----------- ------------ ------------------ ------------ ------------ --------------
PRIME MONEY MARKET FUND
 Year Ended July 31, 2005 ......   $1.000        0.016             --            0.016      (0.016)          --#
 Year Ended July 31, 2004 ......   $1.000        0.003             --            0.003      (0.003)          --
 Year Ended July 31, 2003 ......   $1.000        0.006             --            0.006      (0.006)          --
 Year Ended July 31, 2002 ......   $1.000        0.015             --            0.015      (0.015)          --
 Year Ended July 31, 2001 ......   $1.000        0.049             --            0.049      (0.049)          --
TREASURY RESERVE MONEY MARKET
 FUND
 Year Ended July 31, 2005 ......   $1.000        0.016             --            0.016      (0.016)          --#
 Year Ended July 31, 2004 ......   $1.000        0.002             --            0.002      (0.002)          --
 Year Ended July 31, 2003 ......   $1.000        0.006             --            0.006      (0.006)          --
 Year Ended July 31, 2002 ......   $1.000        0.015             --            0.015      (0.015)          --
 Year Ended July 31, 2001 ......   $1.000        0.048             --            0.048      (0.048)          --
TAX-EXEMPT MONEY MARKET FUND
 Year Ended July 31, 2005 ......   $1.000        0.012         (0.001)           0.011      (0.012)          --#
 Year Ended July 31, 2004 ......   $1.000        0.003             --            0.003      (0.003)          --
 Year Ended July 31, 2003 ......   $1.000        0.005             --            0.005      (0.005)          --
 Year Ended July 31, 2002 ......   $0.999        0.009         (0.001)           0.008      (0.009)          --
 Year Ended July 31, 2001 ......   $0.998        0.028          0.001            0.029      (0.028)          --
INSTITUTIONAL PRIME OBLIGATIONS
 MONEY MARKET FUND
 Year Ended July 31, 2005 ......   $1.000        0.019             --            0.019      (0.019)          --#
 Year Ended July 31, 2004 ......   $1.000        0.006             --            0.006      (0.006)          --
 Year Ended July 31, 2003 ......   $1.000        0.009             --            0.009      (0.009)          --
 Year Ended July 31, 2002 ......   $1.000        0.018             --            0.018      (0.018)          --
 Year Ended July 31, 2001 ......   $1.000        0.052             --            0.052      (0.052)          --


                                                               Ratios (to average net assets)/Supplemental Data
                                                          ----------------------------------------------------------
                                               Net Asset
                                                 Value,     Total Return       Net                 Expenses (before
                                  Redemption      End        (Excluding    Investment      Net        Reductions/
                                     Fees      of Period   Sales Charge)     Income     Expenses    Reimbursements)
                                 ------------ ----------- --------------- ------------ ---------- ------------------
PRIME MONEY MARKET FUND
 Year Ended July 31, 2005 ......      --         $1.000         1.60%          1.58%       0.81%        0.95%
 Year Ended July 31, 2004 ......      --         $1.000         0.31%          0.31%       0.79%        0.97%
 Year Ended July 31, 2003 ......      --         $1.000         0.63%          0.64%       0.80%        0.97%
 Year Ended July 31, 2002 ......      --         $1.000         1.53%          1.53%       0.79%        0.94%
 Year Ended July 31, 2001 ......      --         $1.000         5.03%          4.96%       0.77%        0.94%
TREASURY RESERVE MONEY MARKET
 FUND
 Year Ended July 31, 2005 ......      --         $1.000         1.62%          1.62%       0.70%        0.69%
 Year Ended July 31, 2004 ......      --         $1.000         0.25%          0.26%       0.77%        1.02%
 Year Ended July 31, 2003 ......      --         $1.000         0.56%          0.60%       0.84%        1.01%
 Year Ended July 31, 2002 ......      --         $1.000         1.53%          1.54%       0.79%        0.96%
 Year Ended July 31, 2001 ......      --         $1.000         4.95%          4.90%       0.72%        0.95%
TAX-EXEMPT MONEY MARKET FUND
 Year Ended July 31, 2005 ......      --         $1.000         1.25%          1.26%       0.60%        0.95%
 Year Ended July 31, 2004 ......      --         $1.000         0.34%          0.34%       0.64%        0.96%
 Year Ended July 31, 2003 ......      --         $1.000         0.48%          0.48%       0.79%        0.97%
 Year Ended July 31, 2002 ......      --         $0.998         0.87%          0.87%       0.81%        0.96%
 Year Ended July 31, 2001 ......      --         $0.999         2.83%          2.84%       0.80%        0.96%
INSTITUTIONAL PRIME OBLIGATIONS
 MONEY MARKET FUND
 Year Ended July 31, 2005 ......      --         $1.000         1.92%          1.98%       0.51%        0.66%
 Year Ended July 31, 2004 ......      --         $1.000         0.61%          0.60%       0.50%        0.66%
 Year Ended July 31, 2003 ......      --         $1.000         0.93%          0.92%       0.51%        0.66%
 Year Ended July 31, 2002 ......      --         $1.000         1.83%          1.91%       0.50%        0.64%
 Year Ended July 31, 2001 ......      --         $1.000         5.31%          5.00%       0.50%        0.65%


                                   Net Assets,
                                  End of Period
                                     (000's)
                                 --------------
PRIME MONEY MARKET FUND
 Year Ended July 31, 2005 ......    $409,511
 Year Ended July 31, 2004 ......    $436,063
 Year Ended July 31, 2003 ......    $439,061
 Year Ended July 31, 2002 ......    $551,767
 Year Ended July 31, 2001 ......    $564,977
TREASURY RESERVE MONEY MARKET
 FUND
 Year Ended July 31, 2005 ......    $ 70,793
 Year Ended July 31, 2004 ......    $ 72,929
 Year Ended July 31, 2003 ......    $ 46,753
 Year Ended July 31, 2002 ......    $ 98,582
 Year Ended July 31, 2001 ......    $ 99,777
TAX-EXEMPT MONEY MARKET FUND
 Year Ended July 31, 2005 ......    $ 34,067
 Year Ended July 31, 2004 ......    $ 31,833
 Year Ended July 31, 2003 ......    $ 33,748
 Year Ended July 31, 2002 ......    $ 31,408
 Year Ended July 31, 2001 ......    $ 40,728
INSTITUTIONAL PRIME OBLIGATIONS
 MONEY MARKET FUND
 Year Ended July 31, 2005 ......    $153,432
 Year Ended July 31, 2004 ......    $ 89,613
 Year Ended July 31, 2003 ......    $193,468
 Year Ended July 31, 2002 ......    $207,511
 Year Ended July 31, 2001 ......    $361,629

+ Represents Class 2 Shares for Institutional Prime Obligations Money Market
  Fund.
# Less than one cent per share.


                       See notes to financial statements.

--------------------------------------------------------------------------------
AMSOUTH FUNDS
Financial Highlights
--------------------------------------------------------------------------------

B SHARES

Selected data for a share outstanding throughout the period indicated.

                                                            Investment Activities
                                                 --------------------------------------------
                                                                 Net Realized
                                      Net Asset       Net       and Unrealized
                                        Value,    Investment    Gains (Losses)    Total from
                                      Beginning     Income     from Investments   Investment
                                      of Period     (Loss)        and Futures     Activities
                                     ----------- ------------ ------------------ ------------
VALUE FUND
 Year Ended July 31, 2005 ..........    $14.56        2.03            0.57            2.60
 Year Ended July 31, 2004 ..........    $12.83          --            1.77            1.77
 Year Ended July 31, 2003 ..........    $12.57        0.05            0.79            0.84
 Year Ended July 31, 2002 ..........    $20.15       (0.02)          (5.93)          (5.95)
 Year Ended July 31, 2001+ .........    $19.41       (0.03)           3.58            3.55
SELECT EQUITY FUND
 Year Ended July 31, 2005 ..........    $12.97       (0.01)           0.92            0.91
 Year Ended July 31, 2004 ..........    $11.61       (0.03)           1.51            1.48
 Year Ended July 31, 2003 ..........    $10.77       (0.02)           0.88            0.86
 Year Ended July 31, 2002 ..........    $11.08       (0.03)          (0.28)          (0.31)
 Year Ended July 31, 2001+ .........    $ 8.64       (0.08)           2.52            2.44
ENHANCED MARKET FUND
 Year Ended July 31, 2005 ..........    $10.80         0.02           1.56            1.58
 Year Ended July 31, 2004 ..........    $ 9.68         0.01           1.14            1.15
 Year Ended July 31, 2003 ..........    $ 8.99         0.01           0.69            0.70
 Year Ended July 31, 2002 ..........    $12.11       (0.05)          (2.91)          (2.96)
 Year Ended July 31, 2001+ .........    $14.55       (0.06)          (2.14)          (2.20)
LARGE CAP FUND
 Year Ended July 31, 2005 ..........    $16.62       (0.24)           2.02            1.78
 Year Ended July 31, 2004 ..........    $15.68       (0.15)           1.09            0.94
 Year Ended July 31, 2003 ..........    $14.94       (0.09)           1.46            1.37
 Year Ended July 31, 2002 ..........    $20.70       (0.15)          (4.42)          (4.57)
 Year Ended July 31, 2001+ .........    $27.74       (0.21)          (2.77)          (2.98)



                                               Less Dividends from
                                     ---------------------------------------
                                                   Net Realized                                           Net Asset
                                          Net       Gains from                                              Value,
                                      Investment    Investment      Total        Capital     Redemption      End
                                        Income     Transactions   Dividends   Contribution      Fees      of Period
                                     ------------ -------------- ----------- -------------- ------------ -----------
VALUE FUND
 Year Ended July 31, 2005 ..........     (0.04)           --        (0.04)        0.01          --          $17.13
 Year Ended July 31, 2004 ..........     (0.04)           --        (0.04)          --          --#         $14.56
 Year Ended July 31, 2003 ..........     (0.06)        (0.52)       (0.58)          --          --          $12.83
 Year Ended July 31, 2002 ..........     (0.02)        (1.61)       (1.63)          --          --          $12.57
 Year Ended July 31, 2001+ .........     (0.04)        (2.77)       (2.81)          --          --          $20.15
SELECT EQUITY FUND
 Year Ended July 31, 2005 ..........     (0.05)        (0.01)       (0.06)          --#         --          $13.82
 Year Ended July 31, 2004 ..........     (0.02)        (0.10)       (0.12)          --          --#         $12.97
 Year Ended July 31, 2003 ..........     (0.02)           --        (0.02)          --          --          $11.61
 Year Ended July 31, 2002 ..........        --            --           --           --          --          $10.77
 Year Ended July 31, 2001+ .........        --            --           --           --          --          $11.08
ENHANCED MARKET FUND
 Year Ended July 31, 2005 ..........     (0.08)        (0.42)       (0.50)          --#         --          $11.88
 Year Ended July 31, 2004 ..........     (0.03)           --        (0.03)          --          --#         $10.80
 Year Ended July 31, 2003 ..........     (0.01)           --        (0.01)          --          --          $ 9.68
 Year Ended July 31, 2002 ..........        --         (0.16)       (0.16)          --          --          $ 8.99
 Year Ended July 31, 2001+ .........     (0.02)        (0.22)       (0.24)          --          --          $12.11
LARGE CAP FUND
 Year Ended July 31, 2005 ..........     (0.05)        (0.48)       (0.53)        0.03          --          $17.90
 Year Ended July 31, 2004 ..........        --            --           --           --          --#         $16.62
 Year Ended July 31, 2003 ..........        --         (0.63)       (0.63)          --          --          $15.68
 Year Ended July 31, 2002 ..........        --         (1.19)       (1.19)          --          --          $14.94
 Year Ended July 31, 2001+ .........        --         (4.06)       (4.06)          --          --          $20.70



                                            Ratios (to average net assets)/Supplemental Data
                                     --------------------------------------------------------------
                                         Total Return
                                          (Excluding          Net                 Expenses (before   Portfolio    Net Assets,
                                          Redemption      Investment      Net        Reductions/      Turnover   End of Period
                                           Charge)          Income     Expenses    Reimbursements)     Rate*        (000's)
                                     ------------------- ------------ ---------- ------------------ ----------- --------------
VALUE FUND
 Year Ended July 31, 2005 ..........         17.95%###        0.11%       2.07%        2.12%             60%        $26,569
 Year Ended July 31, 2004 ..........         13.81%##         0.04%       2.09%        2.13%             44%        $28,634
 Year Ended July 31, 2003 ..........          7.17%           0.45%       2.11%        2.14%            117%        $28,786
 Year Ended July 31, 2002 ..........        (31.68)%         (0.27)%      2.10%        2.11%             59%        $13,133
 Year Ended July 31, 2001+ .........         20.09%          (0.16)%      2.09%        2.10%             43%        $10,322
SELECT EQUITY FUND
 Year Ended July 31, 2005 ..........          7.03%          (0.19)%      2.05%        2.15%             14%        $17,158
 Year Ended July 31, 2004 ..........         12.74%          (0.35)%      2.04%        2.14%             18%        $13,476
 Year Ended July 31, 2003 ..........          7.98%          (0.28)%      2.08%        2.24%              8%        $ 7,758
 Year Ended July 31, 2002 ..........         (2.77)%         (0.45)%      2.19%        2.44%             38%        $ 4,800
 Year Ended July 31, 2001+ .........         28.24%          (0.75)%      2.44%        2.80%             19%        $ 1,586
ENHANCED MARKET FUND
 Year Ended July 31, 2005 ..........         14.79%           0.44%       1.63%        1.75%             93%        $10,397
 Year Ended July 31, 2004 ..........         11.84%           0.02%       1.70%        1.79%             64%        $10,839
 Year Ended July 31, 2003 ..........          7.79%           0.06%       1.75%        1.87%             27%        $ 9,566
 Year Ended July 31, 2002 ..........        (24.73)%         (0.34)%      1.82%        1.94%             34%        $ 8,644
 Year Ended July 31, 2001+ .........        (15.28)%         (0.48)%      1.80%        1.89%             42%        $13,713
LARGE CAP FUND
 Year Ended July 31, 2005 ..........         11.00%^^^^      (0.57)%      2.03%        2.12%             12%        $22,192
 Year Ended July 31, 2004 ..........          5.99%          (0.87)%      2.01%        2.14%              8%        $24,733
 Year Ended July 31, 2003 ..........          9.63%          (0.66)%      2.01%        2.14%              7%        $23,334
 Year Ended July 31, 2002 ..........        (23.31)%         (0.80)%      2.01%        2.12%             11%        $21,739
 Year Ended July 31, 2001+ .........        (12.40)%         (0.91)%      2.00%        2.11%             10%        $28,118

+ Net investment income (loss) is based on average shares outstanding during the period.
#    Less than one cent per share.
### The total return shown includes capital contributions by Amsouth. Without such capital contributions, the total return would have been reduced by 0.05%.
^^^^ The total return shown includes capital contributions by Amsouth. Without such capital contributions, the total return would have been reduced by 0.15%.
## The total return shown includes the losses on the disposal of investments that were reimbursed by the advisor and administrator, which otherwise would have reduced the total return by 0.08%.


                       See notes to financial statements.

--------------------------------------------------------------------------------
                                                                   AMSOUTH FUNDS
                                                            Financial Highlights
--------------------------------------------------------------------------------

B SHARES

Selected data for a share outstanding throughout the period indicated.

                                                             Investment Activities
                                                 ---------------------------------------------
                                                                  Net Realized
                                                                 and Unrealized
                                                                 Gains (Losses)
                                      Net Asset       Net      from Investments,
                                        Value,    Investment      Futures, and     Total from
                                      Beginning     Income          Foreign        Investment
                                      of Period     (Loss)         Currencies      Activities
                                     ----------- ------------ ------------------- ------------
CAPITAL GROWTH FUND
 Year Ended July 31, 2005 ..........   $ 8.67        (0.07)           1.07             1.00
 Year Ended July 31, 2004 ..........   $ 8.25        (0.11)           0.53             0.42
 Year Ended July 31, 2003 ..........   $ 7.56        (0.10)           0.79             0.69
 Year Ended July 31, 2002 ..........   $10.39        (0.27)          (2.56)           (2.83)
 Year Ended July 31, 2001+ .........   $14.46        (0.17)          (2.74)           (2.91)
MID CAP FUND
 Year Ended July 31, 2005 ..........   $11.78        (0.10)           3.11             3.01
 Year Ended July 31, 2004 ..........   $10.07        (0.08)           1.79             1.71
 Year Ended July 31, 2003 ..........   $ 9.13        (0.07)           1.01             0.94
 Year Ended July 31, 2002 ..........   $11.83        (0.25)          (2.45)           (2.70)
 Year Ended July 31, 2001+ .........   $16.52        (0.27)          (4.42)           (4.69)
SMALL CAP FUND
 Year Ended July 31, 2005 ..........   $ 7.75        (0.24)           1.78             1.54
 Year Ended July 31, 2004 ..........   $ 6.92        (0.15)           0.98             0.83
 Year Ended July 31, 2003 ..........   $ 6.89        (0.12)           0.15             0.03
 Year Ended July 31, 2002 ..........   $ 9.85        (0.17)          (2.79)           (2.96)
 Year Ended July 31, 2001+ .........   $12.31        (0.22)          (1.03)           (1.25)
INTERNATIONAL EQUITY FUND
 Year Ended July 31, 2005 ..........   $11.19         0.07            2.56             2.63
 Year Ended July 31, 2004 ..........   $ 8.49        (0.03)           2.73             2.70
 Year Ended July 31, 2003 ..........   $ 7.64           --            0.85             0.85
 Year Ended July 31, 2002 ..........   $ 9.35        (0.03)          (1.68)           (1.71)
 Year Ended July 31, 2001+ .........   $12.25        (0.05)          (2.49)           (2.54)

                                               Less Dividends from
                                     ---------------------------------------
                                                   Net Realized                                            Net Asset
                                          Net       Gains from                                               Value,
                                      Investment    Investment      Total        Capital      Redemption      End
                                        Income     Transactions   Dividends   Contributions      Fees      of Period
                                     ------------ -------------- ----------- --------------- ------------ -----------
CAPITAL GROWTH FUND
 Year Ended July 31, 2005 ..........     (0.03)          --        (0.03)          0.01           --         $ 9.65
 Year Ended July 31, 2004 ..........        --           --           --            --            --#        $ 8.67
 Year Ended July 31, 2003 ..........        --           --           --            --            --         $ 8.25
 Year Ended July 31, 2002 ..........        --           --           --            --            --         $ 7.56
 Year Ended July 31, 2001+ .........        --        (1.16)       (1.16)           --            --         $10.39
MID CAP FUND
 Year Ended July 31, 2005 ..........     (0.02)          --        (0.02)           --#           --         $14.77
 Year Ended July 31, 2004 ..........        --           --           --            --            --#        $11.78
 Year Ended July 31, 2003 ..........        --           --           --            --            --         $10.07
 Year Ended July 31, 2002 ..........        --           --           --            --            --         $ 9.13
 Year Ended July 31, 2001+ .........        --           --           --            --            --         $11.83
SMALL CAP FUND
 Year Ended July 31, 2005 ..........        --           --           --            --#           --         $ 9.29
 Year Ended July 31, 2004 ..........        --           --           --            --            --#        $ 7.75
 Year Ended July 31, 2003 ..........        --           --           --            --            --         $ 6.92
 Year Ended July 31, 2002 ..........        --           --           --            --            --         $ 6.89
 Year Ended July 31, 2001+ .........        --        (1.21)       (1.21)           --            --         $ 9.85
INTERNATIONAL EQUITY FUND
 Year Ended July 31, 2005 ..........     (0.04)          --        (0.04)           --#           --         $13.78
 Year Ended July 31, 2004 ..........        --           --           --            --            --#        $11.19
 Year Ended July 31, 2003 ..........        --           --           --            --            --         $ 8.49
 Year Ended July 31, 2002 ..........        --           --           --            --            --         $ 7.64
 Year Ended July 31, 2001+ .........        --        (0.36)       (0.36)           --            --         $ 9.35



                                           Ratios (to average net assets)/Supplemental Data
                                     ------------------------------------------------------------
                                        Total Return
                                         (Excluding         Net                 Expenses (before   Portfolio    Net Assets,
                                         Redemption     Investment      Net        Reductions/      Turnover   End of Period
                                          Charge)         Income     Expenses    Reimbursements)     Rate*        (000's)
                                     ----------------- ------------ ---------- ------------------ ----------- --------------
CAPITAL GROWTH FUND
 Year Ended July 31, 2005 ..........        11.70%^^^      (0.59)%      2.05%        2.09%             12%        $ 6,699
 Year Ended July 31, 2004 ..........         5.09%         (1.10)%      2.05%        2.13%             71%        $ 7,818
 Year Ended July 31, 2003 ..........         9.13%         (1.21)%      2.06%        2.13%            151%        $ 8,571
 Year Ended July 31, 2002 ..........       (27.24)%        (3.86)%      2.04%        2.12%            115%        $ 8,746
 Year Ended July 31, 2001+ .........       (21.77)%        (1.35)%      1.96%        2.11%            100%        $ 8,967
MID CAP FUND
 Year Ended July 31, 2005 ..........        25.61%         (0.50)%      1.86%        2.23%             96%        $ 8,552
 Year Ended July 31, 2004 ..........        17.00%         (0.67)%      1.85%        2.35%            105%        $ 7,376
 Year Ended July 31, 2003 ..........        10.30%         (0.68)%      1.90%        2.40%             59%        $ 6,525
 Year Ended July 31, 2002 ..........       (22.82)%        (2.07)%      2.41%        2.58%            221%        $ 7,066
 Year Ended July 31, 2001+ .........       (28.29)%        (1.91)%      2.32%        2.41%            120%        $11,323
SMALL CAP FUND
 Year Ended July 31, 2005 ..........        19.87%         (1.84)%      2.14%        2.30%            174%        $ 2,589
 Year Ended July 31, 2004 ..........        11.99%         (2.03)%      2.33%        2.52%            171%        $ 2,575
 Year Ended July 31, 2003 ..........         0.44%         (2.01)%      2.35%        2.53%            221%        $ 1,987
 Year Ended July 31, 2002 ..........       (30.05)%        (2.01)%      2.36%        2.52%            227%        $ 2,014
 Year Ended July 31, 2001+ .........       (11.03)%        (1.97)%      2.36%        2.52%            220%        $ 2,975
INTERNATIONAL EQUITY FUND
 Year Ended July 31, 2005 ..........        23.52%          0.58%       2.11%        2.33%             12%        $ 3,242
 Year Ended July 31, 2004 ..........        31.80%          0.30%       2.09%        2.59%              7%        $ 2,147
 Year Ended July 31, 2003 ..........        11.13%          0.75%       2.11%        2.61%             18%        $   810
 Year Ended July 31, 2002 ..........       (18.29)%        (0.39)%      2.36%        2.64%            160%        $   471
 Year Ended July 31, 2001+ .........       (21.25)%        (0.44)%      2.38%        2.65%             45%        $   516

+ Net investment income (loss) is based on average shares outstanding during the period.
#   Less than one cent per share.
* Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
^^^ The total return shown includes capital contributions by Amsouth. Without such capital contributions, the total return would have been reduced by 0.08%.


                       See notes to financial statements.

--------------------------------------------------------------------------------
AMSOUTH FUNDS
Financial Highlights
--------------------------------------------------------------------------------

B SHARES

Selected data for a share outstanding throughout the period indicated.

                                                             Investment Activities
                                                 ---------------------------------------------
                                      Net Asset       Net         Net Realized
                                        Value,    Investment     and Unrealized    Total from
                                      Beginning     Income       Gains (Losses)    Investment
                                      of Period     (Loss)     from Investments*   Activities
                                     ----------- ------------ ------------------- ------------
BALANCED FUND
 Year Ended July 31, 2005 ..........    $12.07        0.13            0.99             1.12
 Year Ended July 31, 2004 ..........    $11.34        0.11            0.75             0.86
 Year Ended July 31, 2003 ..........    $10.86        0.14            0.66             0.80
 Year Ended July 31, 2002 ..........    $12.42        0.22           (1.19)           (0.97)
 Year Ended July 31, 2001+ .........    $12.45        0.28            1.26             1.54
AGGRESSIVE GROWTH
 PORTFOLIO
 Year Ended July 31, 2005 ..........    $ 8.32       (0.03)           1.32             1.29
 Year Ended July 31, 2004 ..........    $ 7.49       (0.03)           0.87             0.84
 Year Ended July 31, 2003 ..........    $ 6.87       (0.03)           0.65             0.62
 Year Ended July 31, 2002 ..........    $ 9.77       (0.07)          (2.19)           (2.26)
 Year Ended July 31, 2001+ .........    $11.42        0.06           (0.44)           (0.38)
GROWTH PORTFOLIO
 Year Ended July 31, 2005 ..........    $ 8.88        0.05            1.03             1.08
 Year Ended July 31, 2004 ..........    $ 8.16        0.01            0.74             0.75
 Year Ended July 31, 2003 ..........    $ 7.55        0.01            0.62             0.63
 Year Ended July 31, 2002 ..........    $ 9.34        0.02           (1.48)           (1.46)
 Year Ended July 31, 2001+ .........    $10.44        0.15           (0.41)           (0.26)
GROWTH AND INCOME
 PORTFOLIO
 Year Ended July 31, 2005 ..........    $ 9.46        0.08            0.85             0.93
 Year Ended July 31, 2004 ..........    $ 8.86        0.05            0.61             0.66
 Year Ended July 31, 2003 ..........    $ 8.32        0.06            0.56             0.62
 Year Ended July 31, 2002 ..........    $ 9.77        0.12           (1.16)           (1.04)
 Year Ended July 31, 2001+ .........    $10.53        0.24           (0.12)            0.12
MODERAGE GROWTH AND
 INCOME PORTFOLIO
 Year Ended July 31, 2005 ..........    $ 9.44        0.11            0.71             0.82
 Year Ended July 31, 2004 ..........    $ 9.01        0.08            0.45             0.53
 Year Ended July 31, 2003 ..........    $ 8.56        0.09            0.50             0.59
 Year Ended July 31, 2002 ..........    $ 9.71        0.17           (0.95)           (0.78)
 Year Ended July 31, 2001+ .........    $10.04        0.25            0.15             0.40


                                                                                                                      Ratios (to
                                                                                                                      average net
                                                                                                                     assets)/Suppl
                                                                                                                       lemental
                                               Less Dividends from                                                       Data
                                     ---------------------------------------                                         -------------
                                                   Net Realized                                           Net Asset   Total Return
                                          Net       Gains from                                              Value,     (Excluding
                                      Investment    Investment      Total        Capital     Redemption      End       Redemption
                                        Income     Transactions   Dividends   Contribution      Fees      of Period     Charge)
                                     ------------ -------------- ----------- -------------- ------------ ----------- -------------
BALANCED FUND
 Year Ended July 31, 2005 ..........     (0.16)       (0.03)        (0.19)          --#          --         $13.00         9.40%
 Year Ended July 31, 2004 ..........     (0.13)          --         (0.13)          --           --#        $12.07         7.59%
 Year Ended July 31, 2003 ..........     (0.18)       (0.14)        (0.32)          --           --         $11.34         7.55%
 Year Ended July 31, 2002 ..........     (0.23)       (0.36)        (0.59)          --           --         $10.86        (8.17)%
 Year Ended July 31, 2001+ .........     (0.30)       (1.27)        (1.57)          --           --         $12.42        13.03%
AGGRESSIVE GROWTH
 PORTFOLIO
 Year Ended July 31, 2005 ..........        --           --            --           --#          --         $ 9.61        15.53%
 Year Ended July 31, 2004 ..........     (0.01)          --         (0.01)          --           --#        $ 8.32        11.16%
 Year Ended July 31, 2003 ..........        --           --            --           --           --         $ 7.49         9.02%
 Year Ended July 31, 2002 ..........        --        (0.64)        (0.64)          --           --         $ 6.87       (24.43)%
 Year Ended July 31, 2001+ .........     (0.11)       (1.16)        (1.27)          --           --         $ 9.77        (4.06)%
GROWTH PORTFOLIO
 Year Ended July 31, 2005 ..........     (0.05)          --         (0.05)          --#          --         $ 9.91        12.15%
 Year Ended July 31, 2004 ..........     (0.03)          --         (0.03)          --           --#        $ 8.88         9.15%
 Year Ended July 31, 2003 ..........     (0.02)          --         (0.02)          --           --         $ 8.16         8.39%
 Year Ended July 31, 2002 ..........     (0.03)       (0.30)        (0.33)          --           --         $ 7.55       (16.13)%
 Year Ended July 31, 2001+ .........     (0.17)       (0.67)        (0.84)          --           --         $ 9.34        (2.82)%
GROWTH AND INCOME
 PORTFOLIO
 Year Ended July 31, 2005 ..........     (0.09)          --         (0.09)          --#          --         $10.30         9.81%
 Year Ended July 31, 2004 ..........     (0.06)          --         (0.06)          --           --#        $ 9.46         7.49%
 Year Ended July 31, 2003 ..........     (0.08)          --         (0.08)          --           --         $ 8.86         7.45%
 Year Ended July 31, 2002 ..........     (0.13)       (0.28)        (0.41)          --           --         $ 8.32       (10.98)%
 Year Ended July 31, 2001+ .........     (0.25)       (0.63)        (0.88)          --           --         $ 9.77         1.09%
MODERAGE GROWTH AND
 INCOME PORTFOLIO
 Year Ended July 31, 2005 ..........     (0.11)          --         (0.11)          --#          --         $10.15         8.74%
 Year Ended July 31, 2004 ..........     (0.10)          --         (0.10)          --           --#        $ 9.44         5.86%
 Year Ended July 31, 2003 ..........     (0.11)       (0.03)        (0.14)          --           --         $ 9.01         7.02%
 Year Ended July 31, 2002 ..........     (0.17)       (0.20)        (0.37)          --           --         $ 8.56        (8.38)%
 Year Ended July 31, 2001+ .........     (0.28)       (0.45)        (0.73)          --           --         $ 9.71         4.09%



                                     Ratios (to average net assets)/Supplemental
                                                        Data
                                     ------------------------------------------
                                          Net                 Expenses (before   Portfolio    Net Assets,
                                      Investment      Net        Reductions/      Turnover   End of Period
                                        Income     Expenses    Reimbursements)     Rate**       (000's)
                                     ------------ ---------- ------------------ ----------- --------------
BALANCED FUND
 Year Ended July 31, 2005 ..........      1.04%       2.09%         2.16%           70%        $25,270
 Year Ended July 31, 2004 ..........      0.89%       2.07%         2.16%           19%        $24,755
 Year Ended July 31, 2003 ..........      1.27%       2.09%         2.17%           86%        $20,004
 Year Ended July 31, 2002 ..........      1.81%       2.09%         2.16%           34%        $16,742
 Year Ended July 31, 2001+ .........      2.20%       2.06%         2.12%           14%        $ 9,004
AGGRESSIVE GROWTH
 PORTFOLIO
 Year Ended July 31, 2005 ..........     (0.57)%      1.32%         1.67%           16%        $16,146
 Year Ended July 31, 2004 ..........     (0.79)%      1.31%         1.70%           31%        $10,062
 Year Ended July 31, 2003 ..........     (0.78)%      1.40%         1.83%          100%        $ 2,014
 Year Ended July 31, 2002 ..........     (1.04)%      1.46%         1.87%           50%        $   761
 Year Ended July 31, 2001+ .........      0.58%       1.52%         1.93%           36%        $   386
GROWTH PORTFOLIO
 Year Ended July 31, 2005 ..........      0.26%       1.28%         1.59%           15%        $31,615
 Year Ended July 31, 2004 ..........      0.08%       1.25%         1.64%           27%        $17,334
 Year Ended July 31, 2003 ..........      0.19%       1.36%         1.81%          128%        $ 4,491
 Year Ended July 31, 2002 ..........      0.22%       1.45%         1.89%           63%        $ 1,886
 Year Ended July 31, 2001+ .........      1.53%       1.53%         1.97%           38%        $ 1,710
GROWTH AND INCOME
 PORTFOLIO
 Year Ended July 31, 2005 ..........      0.72%       1.31%         1.58%           18%        $20,028
 Year Ended July 31, 2004 ..........      0.52%       1.33%         1.58%           38%        $13,141
 Year Ended July 31, 2003 ..........      0.76%       1.37%         1.61%          135%        $ 3,839
 Year Ended July 31, 2002 ..........      1.31%       1.35%         1.58%           69%        $ 1,607
 Year Ended July 31, 2001+ .........      2.40%       1.37%         1.60%           51%        $ 1,656
MODERAGE GROWTH AND
 INCOME PORTFOLIO
 Year Ended July 31, 2005 ..........      1.06%       1.29%         1.64%           29%        $14,313
 Year Ended July 31, 2004 ..........      0.95%       1.33%         1.72%           34%        $10,280
 Year Ended July 31, 2003 ..........      1.12%       1.40%         1.82%          136%        $ 2,812
 Year Ended July 31, 2002 ..........      1.74%       1.39%         1.81%           65%        $   970
 Year Ended July 31, 2001+ .........      2.59%       1.51%         1.92%           62%        $ 1,231

+ Net investment income (loss) is based on average shares outstanding during the period.
#  Less than one cent per share.
*  Represents investments in affiliates for the Strategic Portfolios.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.


                       See notes to financial statements.

--------------------------------------------------------------------------------
                                                                   AMSOUTH FUNDS
                                                            Financial Highlights
--------------------------------------------------------------------------------

B SHARES

Selected data for a share outstanding throughout the period indicated.



                                                            Investment Activities
                                                 --------------------------------------------
                                      Net Asset                  Net Realized
                                        Value,        Net       and Unrealized    Total from
                                      Beginning   Investment    Gains (Losses)    Investment
                                      of Period     Income     from Investments   Activities
                                     ----------- ------------ ------------------ ------------
GOVERNMENT INCOME FUND
 Year Ended July 31, 2005 ..........   $ 9.85       0.28            (0.08)           0.20
 Year Ended July 31, 2004 ..........   $10.04       0.27            (0.11)           0.16
 Year Ended July 31, 2003 ..........   $10.26       0.33            (0.06)           0.27
 Year Ended July 31, 2002 ..........   $10.10       0.42             0.19            0.61
 Year Ended July 31, 2001+ .........   $ 9.61       0.47             0.51            0.98
LIMITED TERM BOND FUND
 Year Ended July 31, 2005 ..........   $10.45       0.15            (0.14)           0.01
 Year Ended July 31, 2004 ..........   $10.64       0.16            (0.12)           0.04
 Year Ended July 31, 2003 ..........   $10.69       0.28             0.01            0.29
 Year Ended July 31, 2002 ..........   $10.54       0.42             0.17            0.59
 Year Ended July 31, 2001+ .........   $10.13       0.49             0.42            0.91
HIGH QUALITY BOND FUND
 Year Ended July 31, 2005 ..........   $11.05       0.32             (.01)           0.31
 Year Ended July 31, 2004 ..........   $11.30       0.33            (0.10)           0.23
 Year Ended July 31, 2003 ..........   $11.40       0.37             0.11            0.48
 Year Ended July 31, 2002 ..........   $11.10       0.43             0.37            0.80
 Year Ended July 31, 2001+ .........   $10.50       0.50             0.61            1.11

                                                                                                                      Ratios (to
                                                                                                                      average net
                                                                                                                     assets)/Suppl
                                                                                                                       lemental
                                               Less Dividends from                                                       Data
                                     ---------------------------------------                                         -------------
                                                   Net Realized                                           Net Asset   Total Return
                                          Net       Gains from                                              Value,     (Excluding
                                      Investment    Investment      Total        Capital     Redemption      End       Redemption
                                        Income     Transactions   Dividends   Contribution      Fees      of Period     Charge)
                                     ------------ -------------- ----------- -------------- ------------ ----------- -------------
GOVERNMENT INCOME FUND
 Year Ended July 31, 2005 ..........     (0.38)       (0.03)       (0.41)         0.01           --         $ 9.65         2.06%^^
 Year Ended July 31, 2004 ..........     (0.34)       (0.01)       (0.35)           --           --#        $ 9.85         1.58%
 Year Ended July 31, 2003 ..........     (0.34)       (0.15)       (0.49)           --           --         $10.04         2.61%
 Year Ended July 31, 2002 ..........     (0.45)          --        (0.45)           --           --         $10.26         6.18%
 Year Ended July 31, 2001+ .........     (0.49)          --        (0.49)           --           --         $10.10        10.36%
LIMITED TERM BOND FUND
 Year Ended July 31, 2005 ..........     (0.24)          --        (0.24)           --#          --         $10.22         0.10%
 Year Ended July 31, 2004 ..........     (0.23)          --        (0.23)           --           --#        $10.45         0.41%
 Year Ended July 31, 2003 ..........     (0.34)          --        (0.34)           --           --         $10.64         2.76%
 Year Ended July 31, 2002 ..........     (0.44)          --        (0.44)           --           --         $10.69         5.69%
 Year Ended July 31, 2001+ .........     (0.50)          --        (0.50)           --           --         $10.54         9.20%
HIGH QUALITY BOND FUND
 Year Ended July 31, 2005 ..........     (0.38)       (0.01)       (0.39)         0.01           --         $10.98         2.98%^
 Year Ended July 31, 2004 ..........     (0.39)       (0.09)       (0.48)           --           --#        $11.05         2.07%
 Year Ended July 31, 2003 ..........     (0.43)       (0.15)       (0.58)           --           --         $11.30         4.27%
 Year Ended July 31, 2002 ..........     (0.47)       (0.03)       (0.50)           --           --         $11.40         7.43%
 Year Ended July 31, 2001+ .........     (0.51)          --        (0.51)           --           --         $11.10        10.77%


                                     Ratios (to average net assets)/Supplemental
                                                        Data
                                     ------------------------------------------
                                          Net                 Expenses (before   Portfolio    Net Assets,
                                      Investment      Net        Reductions/      Turnover   End of Period
                                        Income     Expenses    Reimbursements)     Rate*        (000's)
                                     ------------ ---------- ------------------ ----------- --------------
GOVERNMENT INCOME FUND
 Year Ended July 31, 2005 ..........      2.83%       1.75%        1.84%            79%         $ 6,165
 Year Ended July 31, 2004 ..........      2.73%       1.75%        1.98%            39%         $ 7,558
 Year Ended July 31, 2003 ..........      3.08%       1.76%        1.98%            43%         $10,228
 Year Ended July 31, 2002 ..........      4.00%       1.75%        1.96%            18%         $ 3,542
 Year Ended July 31, 2001+ .........      4.65%       1.74%        1.95%            25%         $ 1,635
LIMITED TERM BOND FUND
 Year Ended July 31, 2005 ..........      1.70%       1.75%        1.90%            23%         $14,233
 Year Ended July 31, 2004 ..........      1.65%       1.73%        1.97%            34%         $19,641
 Year Ended July 31, 2003 ..........      2.52%       1.73%        1.97%            32%         $23,190
 Year Ended July 31, 2002 ..........      3.78%       1.75%        1.96%            29%         $10,307
 Year Ended July 31, 2001+ .........      4.66%       1.75%        1.97%            44%         $ 2,614
HIGH QUALITY BOND FUND
 Year Ended July 31, 2005 ..........      2.95%       1.75%        1.85%            42%         $ 6,298
 Year Ended July 31, 2004 ..........      3.00%       1.74%        1.98%            37%         $ 7,356
 Year Ended July 31, 2003 ..........      3.24%       1.74%        1.97%            33%         $10,168
 Year Ended July 31, 2002 ..........      3.90%       1.74%        1.95%            35%         $ 9,796
 Year Ended July 31, 2001+ .........      4.55%       1.73%        1.95%            24%         $ 7,342

+ Net investment income (loss) is based on average shares outstanding during the period.
#  Less than one cent per share.
* Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
^^ The total return shown includes capital contributions by Amsouth. Without such capital contributions, the total return would have been reduced by 0.10% ^ The total return shown includes capital contributions by Amsouth. Without such capital contributions, the total return would have been reduced by 0.05%


                       See notes to financial statements.

--------------------------------------------------------------------------------
AMSOUTH FUNDS
Financial Highlights
--------------------------------------------------------------------------------

B SHARES

Selected data for a share outstanding throughout the period indicated.

                                                            Investment Activities
                                                 --------------------------------------------
                                      Net Asset                  Net Realized
                                        Value,        Net       and Unrealized    Total from
                                      Beginning   Investment    Gains (Losses)    Investment
                                      of Period     Income     from Investments   Activities
                                     ----------- ------------ ------------------ ------------
HIGH QUALITY MUNICIPAL BOND
 FUND
 Year Ended July 31, 2005 ..........   $10.24        0.26           (0.14)           0.12
 Year Ended July 31, 2004 ..........   $10.31        0.27           (0.06)           0.21
 Year Ended July 31, 2003 ..........   $10.36        0.27           (0.04)           0.23
 Year Ended July 31, 2002 ..........   $10.17        0.30             0.22           0.52
 Year Ended July 31, 2001+ .........   $ 9.75        0.32             0.41           0.73
FLORIDA
 TAX-EXEMPT FUND
 Year Ended July 31, 2005 ..........   $10.62        0.25           (0.12)           0.13
 Year Ended July 31, 2004 ..........   $10.68        0.27           (0.05)           0.22
 Year Ended July 31, 2003 ..........   $10.76        0.29           (0.08)           0.21
 Year Ended July 31, 2002 ..........   $10.49        0.29             0.28           0.57
 Year Ended July 31, 2001+ .........   $10.15        0.32             0.34           0.66
TENNESSEE
 TAX-EXEMPT FUND
 Year Ended July 31, 2005 ..........   $10.26        0.22           (0.13)           0.09
 Year Ended July 31, 2004 ..........   $10.34        0.21           (0.02)           0.19
 Year Ended July 31, 2003 ..........   $10.38        0.20           (0.04)           0.16
 Year Ended July 31, 2002 ..........   $10.12        0.24             0.26           0.50
 Year Ended July 31, 2001+ .........   $ 9.76        0.29             0.36           0.65



                                                                                                                      Ratios (to
                                                                                                                      average net
                                                                                                                     assets)/Suppl
                                                                                                                       lemental
                                               Less Dividends from                                                       Data
                                     ---------------------------------------                                         -------------
                                                   Net Realized                                           Net Asset   Total Return
                                          Net       Gains from                                              Value,     (Excluding
                                      Investment    Investment      Total        Capital     Redemption      End       Redemption
                                        Income     Transactions   Dividends   Contribution      Fees      of Period     Charge)
                                     ------------ -------------- ----------- -------------- ------------ ----------- -------------
HIGH QUALITY MUNICIPAL BOND
 FUND
 Year Ended July 31, 2005 ..........     (0.26)       (0.03)       (0.29)           --#          --         $10.07        1.17%
 Year Ended July 31, 2004 ..........     (0.27)       (0.01)       (0.28)           --           --         $10.24        2.06%
 Year Ended July 31, 2003 ..........     (0.25)       (0.03)       (0.28)           --           --         $10.31        2.19%
 Year Ended July 31, 2002 ..........     (0.32)       (0.01)       (0.33)           --           --         $10.36        5.20%
 Year Ended July 31, 2001+ .........     (0.31)          --        (0.31)           --           --         $10.17        7.60%
FLORIDA
 TAX-EXEMPT FUND
 Year Ended July 31, 2005 ..........     (0.25)       (0.05)       (0.30)           --#          --         $10.45        1.29%
 Year Ended July 31, 2004 ..........     (0.27)       (0.01)       (0.28)           --           --         $10.62        2.12%
 Year Ended July 31, 2003 ..........     (0.29)          --        (0.29)           --           --         $10.68        1.91%
 Year Ended July 31, 2002 ..........     (0.30)          --        (0.30)           --           --         $10.76        5.56%
 Year Ended July 31, 2001+ .........     (0.32)          --        (0.32)           --           --         $10.49        6.61%
TENNESSEE
 TAX-EXEMPT FUND
 Year Ended July 31, 2005 ..........     (0.23)       (0.05)       (0.28)         0.01           --         $10.08        0.93%
 Year Ended July 31, 2004 ..........     (0.22)       (0.05)       (0.27)           --           --         $10.26        1.83%
 Year Ended July 31, 2003 ..........     (0.20)          --        (0.20)           --           --         $10.34        1.56%
 Year Ended July 31, 2002 ..........     (0.24)          --        (0.24)           --           --         $10.38        4.98%
 Year Ended July 31, 2001+ .........     (0.29)          --        (0.29)           --           --         $10.12        6.75%



                                     Ratios (to average net assets)/Supplemental
                                                        Data
                                     ------------------------------------------
                                          Net                 Expenses (before   Portfolio    Net Assets,
                                      Investment      Net        Reductions/      Turnover   End of Period
                                        Income     Expenses    Reimbursements)     Rate*        (000's)
                                     ------------ ---------- ------------------ ----------- --------------
HIGH QUALITY MUNICIPAL BOND
 FUND
 Year Ended July 31, 2005 ..........      2.51%       1.64%          1.84%           28%        $3,728
 Year Ended July 31, 2004 ..........      2.61%       1.63%          1.96%            5%        $4,157
 Year Ended July 31, 2003 ..........      2.61%       1.64%          1.96%            7%        $4,496
 Year Ended July 31, 2002 ..........      2.95%       1.64%          1.95%           10%        $3,844
 Year Ended July 31, 2001+ .........      3.12%       1.64%          1.95%            5%        $1,777
FLORIDA
 TAX-EXEMPT FUND
 Year Ended July 31, 2005 ..........      2.34%       1.59%          1.86%           30%        $2,295
 Year Ended July 31, 2004 ..........      2.49%       1.58%          2.00%           11%        $2,988
 Year Ended July 31, 2003 ..........      2.61%       1.59%          2.00%            6%        $3,807
 Year Ended July 31, 2002 ..........      2.90%       1.62%          2.01%           13%        $2,647
 Year Ended July 31, 2001+ .........      3.03%       1.64%          2.04%            7%        $1,385
TENNESSEE
 TAX-EXEMPT FUND
 Year Ended July 31, 2005 ..........      2.14%       1.74%          1.96%           23%        $1,948
 Year Ended July 31, 2004 ..........      2.01%       1.75%          2.04%            0%        $2,473
 Year Ended July 31, 2003 ..........      1.95%       1.82%          2.09%           21%        $2,936
 Year Ended July 31, 2002 ..........      2.29%       1.82%          2.07%           60%        $1,839
 Year Ended July 31, 2001+ .........      2.85%       1.84%          2.08%          123%        $1,432

+ Net investment income (loss) is based on average shares outstanding during the period.
# Less than one cent per share.
* Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.


                       See notes to financial statements.

--------------------------------------------------------------------------------
                                                                   AMSOUTH FUNDS
                                                            Financial Highlights
--------------------------------------------------------------------------------

B SHARES+

Selected data for a share outstanding throughout the period indicated.

                                                              Less
                                  Net Asset                 Dividends
                                    Value,        Net       from Net
                                  Beginning   Investment   Investment      Capital     Redemption
                                  of Period     Income       Income     Contribution      Fees
                                 ----------- ------------ ------------ -------------- ------------
PRIME MONEY MARKET FUND
 Year Ended July 31, 2005 ......    $1.000      0.014        (0.014)         --#           --
 Year Ended July 31, 2004 ......    $1.000      0.002        (0.002)         --            --
 Year Ended July 31, 2003 ......    $1.000      0.003        (0.003)         --            --
 Year Ended July 31, 2002 ......    $1.000      0.008        (0.008)         --            --
 Year Ended July 31, 2001 ......    $1.000      0.042        (0.042)         --            --
INSTITUTIONAL PRIME OBLIGATIONS
 MONEY MARKET FUND
 Year Ended July 31, 2005 ......    $1.000      0.017        (0.017)         --#           --
 Year Ended July 31, 2004 ......    $1.000      0.004        (0.004)         --            --
 Year Ended July 31, 2003 ......    $1.000      0.007        (0.007)         --            --
 Year Ended July 31, 2002 ......    $1.000      0.016        (0.016)         --            --
 Year Ended July 31, 2001 ......    $1.000      0.049        (0.049)         --            --



                                                 Ratios (to average net assets)/Supplemental Data
                                             ---------------------------------------------------------
                                  Net Asset
                                    Value,                       Net                 Expenses (before    Net Assets,
                                     End                     Investment      Net        Reductions/     End of Period
                                  of Period   Total Return     Income     Expenses    Reimbursements)      (000's)
                                 ----------- -------------- ------------ ---------- ------------------ --------------
PRIME MONEY MARKET FUND
 Year Ended July 31, 2005 ......   $1.000         1.45%         1.43%       0.97%          1.72%         $  3,088
 Year Ended July 31, 2004 ......   $1.000         0.16%         0.16%       0.94%          1.72%         $  3,175
 Year Ended July 31, 2003 ......   $1.000         0.26%         0.26%       1.18%          1.72%         $  3,567
 Year Ended July 31, 2002 ......   $1.000         0.77%         0.71%       1.54%          1.69%         $  3,891
 Year Ended July 31, 2001 ......   $1.000         4.25%         3.75%       1.52%          1.69%         $  1,908
INSTITUTIONAL PRIME OBLIGATIONS
 MONEY MARKET FUND
 Year Ended July 31, 2005 ......   $1.000         1.67%         1.61%       0.76%          0.91%         $ 45,871
 Year Ended July 31, 2004 ......   $1.000         0.36%         0.35%       0.75%          0.91%         $ 52,183
 Year Ended July 31, 2003 ......   $1.000         0.68%         0.77%       0.76%          0.91%         $ 91,824
 Year Ended July 31, 2002 ......   $1.000         1.58%         1.50%       0.75%          0.89%         $210,031
 Year Ended July 31, 2001 ......   $1.000         5.04%         4.81%       0.75%          0.90%         $169,676

+ Represents Class 3 Shares for Institutional Prime Obligations Money Market
  Fund.
# Less than one cent per share.


                       See notes to financial statements.

--------------------------------------------------------------------------------
AMSOUTH FUNDS
Financial Highlights
--------------------------------------------------------------------------------

I SHARES

Selected data for a share outstanding throughout the period indicated.

                                                            Investment Activities
                                                 --------------------------------------------
                                                                 Net Realized
                                      Net Asset                 and Unrealized
                                        Value,        Net       Gains (Losses)    Total from
                                      Beginning   Investment   from Investments   Investment
                                      of Period     Income        and Futures     Activities
                                     ----------- ------------ ------------------ ------------
VALUE FUND
 Year Ended July 31, 2005 ..........   $ 14.84      (0.01)           2.80            2.79
 Year Ended July 31, 2004 ..........   $ 13.04       0.13            1.80            1.93
 Year Ended July 31, 2003 ..........   $ 12.74       0.16            0.81            0.97
 Year Ended July 31, 2002 ..........   $ 20.34       0.11           (5.99)          (5.88)
 Year Ended July 31, 2001+ .........   $ 19.53       0.15            3.59            3.74
SELECT EQUITY FUND
 Year Ended July 31, 2005 ..........   $ 13.40       0.10            0.97            1.07
 Year Ended July 31, 2004 ..........   $ 11.93       0.07            1.57            1.64
 Year Ended July 31, 2003 ..........   $ 11.01       0.07            0.91            0.98
 Year Ended July 31, 2002 ..........   $ 11.25       0.04           (0.25)          (0.21)
 Year Ended July 31, 2001+ .........   $  8.73       0.02            2.52            2.54
ENHANCED
 MARKET FUND
 Year Ended July 31, 2004 ..........   $ 11.05       0.16            1.55            1.71
 Year Ended July 31, 2004 ..........   $  9.88       0.10            1.17            1.27
 Year Ended July 31, 2003 ..........   $  9.17       0.08            0.71            0.79
 Year Ended July 31, 2002 ..........   $ 12.28       0.06           (2.97)          (2.91)
 Year Ended July 31, 2001+ .........   $ 14.65       0.06           (2.17)          (2.11)
LARGE CAP FUND
 Year Ended July 31, 2005 ..........   $ 17.54       0.09            1.95            2.04
 Year Ended July 31, 2004 ..........   $ 16.40        --             1.14            1.14
 Year Ended July 31, 2003 ..........   $ 15.49       0.03            1.54            1.57
 Year Ended July 31, 2002 ..........   $ 21.25       0.02           (4.58)          (4.56)
 Year Ended July 31, 2001+ .........   $ 28.14        --            (2.83)          (2.83)

                                               Less Dividends from
                                     ---------------------------------------
                                                   Net Realized                                           Net Asset
                                          Net       Gains from                                              Value,
                                      Investment    Investment      Total        Capital     Redemption      End
                                        Income     Transactions   Dividends   Contribution      Fees      of Period
                                     ------------ -------------- ----------- -------------- ------------ -----------
VALUE FUND
 Year Ended July 31, 2005 ..........     (0.17)           --        (0.17)        0.01           --         $17.47
 Year Ended July 31, 2004 ..........     (0.13)           --        (0.13)          --           --         $14.84
 Year Ended July 31, 2003 ..........     (0.15)        (0.52)       (0.67)          --           --         $13.04
 Year Ended July 31, 2002 ..........     (0.11)        (1.61)       (1.72)          --           --         $12.74
 Year Ended July 31, 2001+ .........     (0.16)        (2.77)       (2.93)          --           --         $20.34
SELECT EQUITY FUND
 Year Ended July 31, 2005 ..........     (0.10)        (0.01)       (0.11)          --#          --         $14.36
 Year Ended July 31, 2004 ..........     (0.07)        (0.10)       (0.17)          --           --         $13.40
 Year Ended July 31, 2003 ..........     (0.06)           --        (0.06)          --           --         $11.93
 Year Ended July 31, 2002 ..........     (0.03)           --        (0.03)          --           --         $11.01
 Year Ended July 31, 2001+ .........     (0.02)           --        (0.02)          --           --         $11.25
ENHANCED
 MARKET FUND
 Year Ended July 31, 2004 ..........     (0.15)        (0.42)       (0.57)          --#          --         $12.19
 Year Ended July 31, 2004 ..........     (0.10)           --        (0.10)          --           --         $11.05
 Year Ended July 31, 2003 ..........     (0.08)           --        (0.08)          --           --         $ 9.88
 Year Ended July 31, 2002 ..........     (0.04)        (0.16)       (0.20)          --           --         $ 9.17
 Year Ended July 31, 2001+ .........     (0.04)        (0.22)       (0.26)          --           --         $12.28
LARGE CAP FUND
 Year Ended July 31, 2005 ..........     (0.06)        (0.48)       (0.54)        0.03           --         $19.07
 Year Ended July 31, 2004 ..........        --            --           --           --           --         $17.54
 Year Ended July 31, 2003 ..........     (0.03)        (0.63)       (0.66)          --           --         $16.40
 Year Ended July 31, 2002 ..........     (0.01)        (1.19)       (1.20)          --           --         $15.49
 Year Ended July 31, 2001+ .........        --         (4.06)       (4.06)          --           --         $21.25


                                            Ratios (to average net assets)/Supplemental Data
                                     --------------------------------------------------------------
                                                              Net                 Expenses (before   Portfolio    Net Assets,
                                            Total         Investment      Net        Reductions/      Turnover   End of Period
                                            Return          Income     Expenses    Reimbursements)     Rate*        (000's)
                                     ------------------- ------------ ---------- ------------------ ----------- --------------
VALUE FUND
 Year Ended July 31, 2005 ..........         18.94%###        1.01%       1.17%          1.25%           60%       $330,802
 Year Ended July 31, 2004 ..........         14.86%##         0.94%       1.19%          1.28%           44%       $363,393
 Year Ended July 31, 2003 ..........          8.21%           1.32%       1.20%          1.29%          117%       $390,734
 Year Ended July 31, 2002 ..........        (31.09)%          0.64%       1.20%          1.26%           59%       $420,054
 Year Ended July 31, 2001+ .........         21.10%           0.76%       1.19%          1.25%           43%       $565,484
SELECT EQUITY FUND
 Year Ended July 31, 2005 ..........          8.02%           0.74%       1.15%          1.25%           14%       $ 87,030
 Year Ended July 31, 2004 ..........         13.73%           0.51%       1.14%          1.29%           18%       $ 90,762
 Year Ended July 31, 2003 ..........          8.96%           0.57%       1.19%          1.39%            8%       $ 44,620
 Year Ended July 31, 2002 ..........         (1.84)%          0.42%       1.33%          1.63%           38%       $  8,419
 Year Ended July 31, 2001+ .........         29.12%           0.19%       1.56%          1.97%           19%       $  7,043
ENHANCED
 MARKET FUND
 Year Ended July 31, 2004 ..........         15.74%           1.34%       0.73%          0.83%           93%       $157,434
 Year Ended July 31, 2004 ..........         12.85%           0.91%       0.80%          0.94%           64%       $143,148
 Year Ended July 31, 2003 ..........          8.71%           0.92%       0.83%          1.00%           27%       $ 98,133
 Year Ended July 31, 2002 ..........        (24.00)%          0.53%       0.93%          1.10%           34%       $  6,793
 Year Ended July 31, 2001+ .........        (14.53)%          0.43%       0.90%          1.04%           42%       $ 15,469
LARGE CAP FUND
 Year Ended July 31, 2005 ..........         11.95%^^^^       0.36%       1.13%          1.27%           12%       $196,849
 Year Ended July 31, 2004 ..........          6.99%           0.03%       1.11%          1.29%            8%       $248,306
 Year Ended July 31, 2003 ..........         10.65%           0.25%       1.11%          1.29%            7%       $393,743
 Year Ended July 31, 2002 ..........        (22.64)%          0.10%       1.11%          1.27%           11%       $393,942
 Year Ended July 31, 2001+ .........        (11.60)%         (0.01)%      1.10%          1.26%           10%       $521,412

+ Net investment income (loss) is based on average shares outstanding during the period.
* Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
#    Less than one cent per share.
### The total return shown includes capital contributions by Amsouth. Without such capital contributions, the total return would have been reduced by 0.05%.
^^^^ The total return shown includes capital contributions by Amsouth. Without such capital contributions, the total return would have been reduced by 0.15%.
## The total return shown includes the losses on the disposal of investments that were reimbursed by the advisor and administrator, which otherwise would have reduced the total return by 0.08%.


                       See notes to financial statements.

--------------------------------------------------------------------------------
                                                                   AMSOUTH FUNDS
                                                            Financial Highlights
--------------------------------------------------------------------------------

I SHARES

Selected data for a share outstanding throughout the period indicated.

                                                             Investment Activities
                                                 ---------------------------------------------
                                                                  Net Realized
                                                                 and Unrealized
                                                                 Gains (Losses)
                                      Net Asset       Net      from Investments,
                                        Value,    Investment      Futures and      Total from
                                      Beginning     Income          Foreign        Investment
                                      of Period     (Loss)         Currencies      Activities
                                     ----------- ------------ ------------------- ------------
CAPITAL GROWTH FUND
 Year Ended July 31, 2005 ..........   $ 9.28         0.03            1.13             1.16
 Year Ended July 31, 2004 ..........   $ 8.74        (0.02)           0.56             0.54
 Year Ended July 31, 2003 ..........   $ 7.94        (0.03)           0.83             0.80
 Year Ended July 31, 2002 ..........   $10.82        (0.04)          (2.84)           (2.88)
 Year Ended July 31, 2001+ .........   $14.89        (0.06)          (2.85)           (2.91)
MID CAP FUND
 Year Ended July 31, 2005 ..........   $12.30         0.05            3.24             3.29
 Year Ended July 31, 2004 ..........   $10.44         0.03            1.85             1.88
 Year Ended July 31, 2003 ..........   $ 9.40         0.02            1.04             1.06
 Year Ended July 31, 2002 ..........   $12.06        (0.13)          (2.53)           (2.66)
 Year Ended July 31, 2001+ .........   $16.70        (0.15)          (4.49)           (4.64)
SMALL CAP FUND
 Year Ended July 31, 2005 ..........   $ 8.25        (0.09)           1.84             1.75
 Year Ended July 31, 2004 ..........   $ 7.31        (0.09)           1.03             0.94
 Year Ended July 31, 2003 ..........   $ 7.21        (0.07)           0.17             0.10
 Year Ended July 31, 2002 ..........   $10.22        (0.08)          (2.93)           (3.01)
 Year Ended July 31, 2001+ .........   $12.61        (0.12)          (1.06)           (1.18)
INTERNATIONAL
 EQUITY FUND
 Year Ended July 31, 2005 ..........   $11.50         0.18            2.65             2.83
 Year Ended July 31, 2004 ..........   $ 8.73         0.11            2.76             2.87
 Year Ended July 31, 2003 ..........   $ 7.83         0.02            0.89             0.91
 Year Ended July 31, 2002 ..........   $ 9.50         0.04           (1.70)           (1.66)
 Year Ended July 31, 2001+ .........   $12.37         0.06           (2.53)           (2.47)



                                               Less Dividends from
                                     ---------------------------------------
                                                   Net Realized                                           Net Asset
                                          Net       Gains from                                              Value,
                                      Investment    Investment      Total        Capital     Redemption      End
                                        Income     Transactions   Dividends   Contribution      Fees      of Period
                                     ------------ -------------- ----------- -------------- ------------ -----------
CAPITAL GROWTH FUND
 Year Ended July 31, 2005 ..........     (0.04)           --        (0.04)        0.01            --        $10.41
 Year Ended July 31, 2004 ..........        --            --           --           --            --        $ 9.28
 Year Ended July 31, 2003 ..........        --            --           --           --            --        $ 8.74
 Year Ended July 31, 2002 ..........        --            --           --           --            --        $ 7.94
 Year Ended July 31, 2001+ .........        --         (1.16)       (1.16)          --            --        $10.82
MID CAP FUND
 Year Ended July 31, 2005 ..........     (0.05)           --        (0.05)          --#           --        $15.54
 Year Ended July 31, 2004 ..........     (0.02)           --        (0.02)          --            --#       $12.30
 Year Ended July 31, 2003 ..........     (0.02)           --        (0.02)          --            --        $10.44
 Year Ended July 31, 2002 ..........        --            --           --           --            --        $ 9.40
 Year Ended July 31, 2001+ .........        --            --           --           --            --        $12.06
SMALL CAP FUND
 Year Ended July 31, 2005 ..........        --            --           --           --#           --        $10.00
 Year Ended July 31, 2004 ..........        --            --           --           --            --#       $ 8.25
 Year Ended July 31, 2003 ..........        --            --           --           --            --        $ 7.31
 Year Ended July 31, 2002 ..........        --            --           --           --            --        $ 7.21
 Year Ended July 31, 2001+ .........        --         (1.21)       (1.21)          --            --        $10.22
INTERNATIONAL
 EQUITY FUND
 Year Ended July 31, 2005 ..........     (0.13)           --        (0.13)          --#           --        $14.20
 Year Ended July 31, 2004 ..........     (0.11)           --        (0.11)          --          0.01        $11.50
 Year Ended July 31, 2003 ..........     (0.02)           --        (0.02)          --          0.01        $ 8.73
 Year Ended July 31, 2002 ..........     (0.01)           --        (0.01)          --            --        $ 7.83
 Year Ended July 31, 2001+ .........     (0.04)        (0.36)       (0.40)          --            --        $ 9.50



                                           Ratios (to average net assets)/Supplemental Data
                                     ------------------------------------------------------------
                                                            Net                 Expenses (before   Portfolio    Net Assets,
                                           Total        Investment      Net        Reductions/      Turnover   End of Period
                                           Return         Income     Expenses    Reimbursements)     Rate*        (000's)
                                     ----------------- ------------ ---------- ------------------ ----------- --------------
CAPITAL GROWTH FUND
 Year Ended July 31, 2005 ..........        12.63%^^^       0.30%       1.15%          1.25%           12%       $219,234
 Year Ended July 31, 2004 ..........         6.18%         (0.20)%      1.15%          1.28%           71%       $227,673
 Year Ended July 31, 2003 ..........        10.08%         (0.31)%      1.16%          1.28%          151%       $224,798
 Year Ended July 31, 2002 ..........       (26.62)%        (0.48)%      1.15%          1.27%          115%       $242,193
 Year Ended July 31, 2001+ .........       (21.11)%        (0.50)%      1.11%          1.26%          100%       $299,177
MID CAP FUND
 Year Ended July 31, 2005 ..........        26.80%          0.41%       0.96%          1.38%           96%       $219,904
 Year Ended July 31, 2004 ..........        18.05%          0.22%       0.95%          1.50%          105%       $149,229
 Year Ended July 31, 2003 ..........        11.26%          0.23%       0.99%          1.54%           59%       $117,498
 Year Ended July 31, 2002 ..........       (22.06)%        (1.16)%      1.51%          1.73%          221%       $ 30,453
 Year Ended July 31, 2001+ .........       (27.78)%        (1.03)%      1.42%          1.55%          120%       $ 41,611
SMALL CAP FUND
 Year Ended July 31, 2005 ..........        21.21%         (0.94)%      1.23%          1.43%          174%       $261,084
 Year Ended July 31, 2004 ..........        12.86%         (1.13)%      1.43%          1.68%          171%       $209,558
 Year Ended July 31, 2003 ..........         1.39%         (1.11)%      1.45%          1.68%          221%       $174,741
 Year Ended July 31, 2002 ..........       (29.45)%        (1.11)%      1.46%          1.67%          227%       $139,099
 Year Ended July 31, 2001+ .........       (10.16)%        (1.07)%      1.46%          1.67%          220%       $172,735
INTERNATIONAL
 EQUITY FUND
 Year Ended July 31, 2005 ..........        24.63%          1.42%       1.21%          1.44%           12%       $465,924
 Year Ended July 31, 2004 ..........        33.02%          1.13%       1.19%          1.74%            7%       $370,794
 Year Ended July 31, 2003 ..........        11.73%          1.52%       1.21%          1.76%           18%       $254,736
 Year Ended July 31, 2002 ..........       (17.49)%         0.56%       1.45%          1.79%          160%       $185,374
 Year Ended July 31, 2001+ .........       (20.50)%         0.59%       1.47%          1.79%           45%       $145,744

+ Net investment income (loss) is based on average shares outstanding during the period.
#   Less than one cent per share.
* Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
^^^ The total return shown includes capital contributions by Amsouth. Without such capital contributions, the total return would have been reduced by 0.08%.


                       See notes to financial statements.

--------------------------------------------------------------------------------
AMSOUTH FUNDS
Financial Highlights
--------------------------------------------------------------------------------

I SHARES

Selected data for a share outstanding throughout the period indicated.

                                                             Investment Activities
                                                 ---------------------------------------------
                                      Net Asset       Net         Net Realized
                                        Value,    Investment     and Unrealized    Total from
                                      Beginning     Income       Gains (Losses)    Investment
                                      of Period     (Loss)     from Investments*   Activities
                                     ----------- ------------ ------------------- ------------
BALANCED FUND
 Year Ended July 31, 2005 ..........   $ 12.11         0.24            1.00             1.24
 Year Ended July 31, 2004 ..........   $ 11.38         0.22            0.75             0.97
 Year Ended July 31, 2003 ..........   $ 10.90         0.23            0.66             0.89
 Year Ended July 31, 2002 ..........   $ 12.45         0.32          (1.18)           (0.86)
 Year Ended July 31, 2001+ .........   $ 12.47         0.40            1.26             1.66
AGGRESSIVE GROWTH
 PORTFOLIO
 Year Ended July 31, 2005 ..........   $  8.65         0.03            1.38             1.41
 Year Ended July 31, 2004 ..........   $  7.73         0.01            0.92             0.93
 Year Ended July 31, 2003 ..........   $  7.03          --             0.70             0.70
 Year Ended July 31, 2002 ..........   $  9.90       (0.02)          (2.21)           (2.23)
 Year Ended July 31, 2001+ .........   $ 11.51         0.14          (0.44)           (0.30)
GROWTH PORTFOLIO
 Year Ended July 31, 2005 ..........   $  9.01         0.12            1.05             1.17
 Year Ended July 31, 2004 ..........   $  8.24         0.07            0.76             0.83
 Year Ended July 31, 2003 ..........   $  7.62         0.07            0.62             0.69
 Year Ended July 31, 2002 ..........   $  9.42         0.09          (1.50)           (1.41)
 Year Ended July 31, 2001+ .........   $ 10.51         0.24          (0.42)           (0.18)
GROWTH AND INCOME
 PORTFOLIO
 Year Ended July 31, 2005 ..........   $  9.52         0.15            0.87             1.02
 Year Ended July 31, 2004 ..........   $  8.91         0.13            0.60             0.73
 Year Ended July 31, 2003 ..........   $  8.36         0.14            0.55             0.69
 Year Ended July 31, 2002 ..........   $  9.80         0.20          (1.16)           (0.96)
 Year Ended July 31, 2001+ .........   $ 10.56         0.32          (0.12)             0.20
MODERATE GROWTH AND
 INCOME PORTFOLIO
 Year Ended July 31, 2005 ..........   $  9.52         0.18            0.72             0.90
 Year Ended July 31, 2004 ..........   $  9.07         0.16            0.45             0.61
 Year Ended July 31, 2003 ..........   $  8.61         0.17            0.49             0.66
 Year Ended July 31, 2002 ..........   $  9.76         0.23          (0.95)           (0.72)
 Year Ended July 31, 2001+ .........   $ 10.08         0.34            0.14             0.48



                                                                                                                     Ratios (to
                                                                                                                     average net
                                                                                                                     assets)/Sup
                                                                                                                     pplemental
                                               Less Dividends from                                                      Data
                                     ---------------------------------------                                         -----------
                                                               Net Realized                                           Net Asset
                                          Net       From Tax    Gains from                                              Value,
                                      Investment   Return of    Investment      Total        Capital     Redemption      End
                                        Income      Capital    Transactions   Dividends   Contribution      Fees      of Period
                                     ------------ ----------- -------------- ----------- -------------- ------------ -----------
BALANCED FUND
 Year Ended July 31, 2005 ..........     (0.27)         --         (0.03)       (0.30)         --#      --             $ 13.05
 Year Ended July 31, 2004 ..........     (0.24)         --            --        (0.24)          --      --             $ 12.11
 Year Ended July 31, 2003 ..........     (0.27)         --         (0.14)       (0.41)          --      --             $ 11.38
 Year Ended July 31, 2002 ..........     (0.33)         --         (0.36)       (0.69)          --      --             $ 10.90
 Year Ended July 31, 2001+ .........     (0.41)         --         (1.27)       (1.68)          --      --             $ 12.45
AGGRESSIVE GROWTH
 PORTFOLIO
 Year Ended July 31, 2005 ..........     (0.01)         --            --        (0.01)         --#      --             $ 10.05
 Year Ended July 31, 2004 ..........        --       (0.01)           --        (0.01)          --      --             $  8.65
 Year Ended July 31, 2003 ..........        --          --            --           --           --      --             $  7.73
 Year Ended July 31, 2002 ..........        --          --         (0.64)       (0.64)          --      --             $  7.03
 Year Ended July 31, 2001+ .........     (0.15)         --         (1.16)       (1.31)          --      --             $  9.90
GROWTH PORTFOLIO
 Year Ended July 31, 2005 ..........     (0.09)         --            --        (0.09)         --#      --             $ 10.09
 Year Ended July 31, 2004 ..........     (0.06)         --            --        (0.06)          --      --             $  9.01
 Year Ended July 31, 2003 ..........     (0.07)         --            --        (0.07)          --      --             $  8.24
 Year Ended July 31, 2002 ..........     (0.09)         --         (0.30)       (0.39)          --      --             $  7.62
 Year Ended July 31, 2001+ .........     (0.24)         --         (0.67)       (0.91)          --      --             $  9.42
GROWTH AND INCOME
 PORTFOLIO
 Year Ended July 31, 2005 ..........     (0.15)         --            --        (0.15)         --#      --             $ 10.39
 Year Ended July 31, 2004 ..........     (0.12)         --            --        (0.12)          --      --             $  9.52
 Year Ended July 31, 2003 ..........     (0.14)         --            --        (0.14)          --      --             $  8.91
 Year Ended July 31, 2002 ..........     (0.20)         --         (0.28)       (0.48)          --      --             $  8.36
 Year Ended July 31, 2001+ .........     (0.33)         --         (0.63)       (0.96)          --      --             $  9.80
MODERATE GROWTH AND
 INCOME PORTFOLIO
 Year Ended July 31, 2005 ..........     (0.18)         --            --        (0.18)         --#      --             $ 10.24
 Year Ended July 31, 2004 ..........     (0.16)         --            --        (0.16)          --      --             $  9.52
 Year Ended July 31, 2003 ..........     (0.17)         --         (0.03)       (0.20)          --      --             $  9.07
 Year Ended July 31, 2002 ..........     (0.23)         --         (0.20)       (0.43)          --      --             $  8.61
 Year Ended July 31, 2001+ .........     (0.35)         --         (0.45)       (0.80)          --      --             $  9.76



                                            Ratios (to average net
                                           assets)/Supplemental Data
                                     -------------------------------------
                                                        Net                 Expenses (before   Portfolio    Net Assets,
                                         Total      Investment      Net        Reductions/      Turnover   End of Period
                                         Return       Income     Expenses    Reimbursements)     Rate**       (000's)
                                     ------------- ------------ ---------- ------------------ ----------- --------------
BALANCED FUND
 Year Ended July 31, 2005 ..........      10.40%        1.95%       1.19%          1.29%           70%       $ 52,762
 Year Ended July 31, 2004 ..........       8.52%        1.80%       1.17%          1.31%           19%       $ 59,080
 Year Ended July 31, 2003 ..........       8.49%        2.19%       1.19%          1.32%           86%       $ 62,776
 Year Ended July 31, 2002 ..........     ( 7.27)%       2.72%       1.19%          1.31%           34%       $ 68,542
 Year Ended July 31, 2001+ .........      14.09%        3.16%       1.16%          1.27%           14%       $102,780
AGGRESSIVE GROWTH
 PORTFOLIO
 Year Ended July 31, 2005 ..........      16.33%        0.26%       0.52%          0.82%           16%       $ 15,143
 Year Ended July 31, 2004 ..........      12.02%        0.08%       0.52%          0.86%           31%       $ 16,752
 Year Ended July 31, 2003 ..........       9.97%        0.03%       0.61%          0.99%          100%       $ 14,403
 Year Ended July 31, 2002 ..........     (23.78)%      (0.23)%      0.68%          1.04%           50%       $ 13,497
 Year Ended July 31, 2001+ .........     ( 3.30)%       1.34%       0.72%          1.08%           36%       $ 23,313
GROWTH PORTFOLIO
 Year Ended July 31, 2005 ..........      13.00%        1.10%       0.47%          0.74%           15%       $  8,092
 Year Ended July 31, 2004 ..........      10.13%        0.88%       0.46%          0.80%           27%       $ 10,301
 Year Ended July 31, 2003 ..........       9.19%        1.01%       0.55%          0.95%          128%       $ 10,633
 Year Ended July 31, 2002 ..........     (15.50)%       1.03%       0.66%          1.05%           63%       $ 11,930
 Year Ended July 31, 2001+ .........     ( 1.98)%       2.40%       0.73%          1.12%           38%       $ 18,048
GROWTH AND INCOME
 PORTFOLIO
 Year Ended July 31, 2005 ..........      10.77%        1.52%       0.51%          0.70%           18%       $ 40,591
 Year Ended July 31, 2004 ..........       8.25%        1.35%       0.53%          0.73%           38%       $ 47,426
 Year Ended July 31, 2003 ..........       8.32%        1.60%       0.57%          0.76%          135%       $ 51,660
 Year Ended July 31, 2002 ..........     (10.19)%       2.07%       0.55%          0.73%           69%       $ 55,180
 Year Ended July 31, 2001+ .........       1.84%        3.25%       0.57%          0.75%           51%       $ 74,878
MODERATE GROWTH AND
 INCOME PORTFOLIO
 Year Ended July 31, 2005 ..........       9.49%        1.85%       0.49%          0.79%           29%       $ 14,128
 Year Ended July 31, 2004 ..........       6.73%        1.76%       0.54%          0.88%           34%       $ 18,645
 Year Ended July 31, 2003 ..........       7.87%        1.99%       0.59%          0.96%          136%       $ 17,500
 Year Ended July 31, 2002 ..........      (7.65)%       2.54%       0.59%          0.97%           65%       $ 17,843
 Year Ended July 31, 2001+ .........       4.93%        3.48%       0.71%          1.09%           62%       $ 20,264

+ Net investment income (loss) is based on average shares outstanding during the period.
* Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
# Less than one cent per share.

                       See notes to financial statements.

--------------------------------------------------------------------------------
                                                                   AMSOUTH FUNDS
                                                            Financial Highlights
--------------------------------------------------------------------------------

I SHARES

Selected data for a share outstanding throughout the period indicated.

                                                            Investment Activities
                                                 --------------------------------------------
                                      Net Asset                  Net Realized
                                        Value,        Net       and Unrealized    Total from
                                      Beginning   Investment    Gains (Losses)    Investment
                                      of Period     Income     from Investments   Activities
                                     ----------- ------------ ------------------ ------------
GOVERNMENT
 INCOME FUND
 Year Ended July 31, 2005 ..........  $  9.86         0.35           (0.07)           0.28
 Year Ended July 31, 2004 ..........  $ 10.05         0.36           (0.11)           0.25
 Year Ended July 31, 2003 ..........  $ 10.26         0.42           (0.05)           0.37
 Year Ended July 31, 2002 ..........  $ 10.10         0.49             0.21           0.70
 Year Ended July 31, 2001+ .........  $  9.61         0.56             0.50           1.06
LIMITED TERM
 BOND FUND
 Year Ended July 31, 2005 ..........  $ 10.47         0.24           (0.14)           0.10
 Year Ended July 31, 2004 ..........  $ 10.66         0.27           (0.13)           0.14
 Year Ended July 31, 2003 ..........  $ 10.70         0.38             0.02           0.40
 Year Ended July 31, 2002 ..........  $ 10.55         0.50             0.18           0.68
 Year Ended July 31, 2001+ .........  $ 10.13         0.58             0.43           1.01
HIGH QUALITY BOND FUND
 Year Ended July 31, 2005 ..........  $ 11.08         0.43           (0.01)           0.42
 Year Ended July 31, 2004 ..........  $ 11.33         0.45           (0.11)           0.34
 Year Ended July 31, 2003 ..........  $ 11.43         0.49             0.10           0.59
 Year Ended July 31, 2002 ..........  $ 11.13         0.53             0.37           0.90
 Year Ended July 31, 2001+ .........  $ 10.52         0.60             0.61           1.21



                                               Less Dividends from
                                     ---------------------------------------
                                                   Net Realized                                           Net Asset
                                          Net       Gains from                                              Value,
                                      Investment    Investment      Total        Capital     Redemption      End
                                        Income     Transactions   Dividends   Contribution      Fees      of Period
                                     ------------ -------------- ----------- -------------- ------------ -----------
GOVERNMENT
 INCOME FUND
 Year Ended July 31, 2005 ..........     (0.46)        (0.03)       (0.49)        0.01            --      $  9.66
 Year Ended July 31, 2004 ..........     (0.43)        (0.01)       (0.44)          --            --#     $  9.86
 Year Ended July 31, 2003 ..........     (0.43)        (0.15)       (0.58)          --            --      $ 10.05
 Year Ended July 31, 2002 ..........     (0.54)           --        (0.54)          --            --      $ 10.26
 Year Ended July 31, 2001+ .........     (0.57)           --        (0.57)          --            --      $ 10.10
LIMITED TERM
 BOND FUND
 Year Ended July 31, 2005 ..........     (0.33)           --        (0.33)          --#           --      $ 10.24
 Year Ended July 31, 2004 ..........     (0.33)           --        (0.33)          --            --#     $ 10.47
 Year Ended July 31, 2003 ..........     (0.44)           --        (0.44)          --            --      $ 10.66
 Year Ended July 31, 2002 ..........     (0.53)           --        (0.53)          --            --      $ 10.70
 Year Ended July 31, 2001+ .........     (0.59)           --        (0.59)          --            --      $ 10.55
HIGH QUALITY BOND FUND
 Year Ended July 31, 2005 ..........     (0.48)        (0.01)       (0.49)        0.01            --      $ 11.02
 Year Ended July 31, 2004 ..........     (0.50)        (0.09)       (0.59)          --            --#     $ 11.08
 Year Ended July 31, 2003 ..........     (0.54)        (0.15)       (0.69)          --            --      $ 11.33
 Year Ended July 31, 2002 ..........     (0.57)        (0.03)       (0.60)          --            --      $ 11.43
 Year Ended July 31, 2001+ .........     (0.60)           --        (0.60)          --            --      $ 11.13



                                         Ratios (to average net assets)/Supplemental Data
                                     ---------------------------------------------------------
                                                         Net                 Expenses (before   Portfolio    Net Assets,
                                          Total      Investment      Net        Reductions/      Turnover   End of Period
                                         Return        Income     Expenses    Reimbursements)     Rate*        (000's)
                                     -------------- ------------ ---------- ------------------ ----------- --------------
GOVERNMENT
 INCOME FUND
 Year Ended July 31, 2005 ..........       2.93%^^       3.72%       0.85%          1.02%          79%        $135,844
 Year Ended July 31, 2004 ..........       2.51%         3.63%       0.85%          1.13%          39%        $218,772
 Year Ended July 31, 2003 ..........       3.62%         4.08%       0.86%          1.13%          43%        $253,447
 Year Ended July 31, 2002 ..........       7.12%         4.88%       0.85%          1.11%          18%        $263,211
 Year Ended July 31, 2001+ .........      11.30%         5.62%       0.84%          1.10%          25%        $302,099
LIMITED TERM
 BOND FUND
 Year Ended July 31, 2005 ..........       0.98%         2.61%       0.85%          1.01%          23%        $134,532
 Year Ended July 31, 2004 ..........       1.32%         2.55%       0.83%          1.12%          34%        $209,977
 Year Ended July 31, 2003 ..........       3.76%         3.52%       0.83%          1.12%          32%        $181,187
 Year Ended July 31, 2002 ..........       6.57%         4.71%       0.86%          1.12%          29%        $151,819
 Year Ended July 31, 2001+ .........      10.26%         5.59%       0.86%          1.12%          44%        $155,261
HIGH QUALITY BOND FUND
 Year Ended July 31, 2005 ..........       3.97%^        3.84%       0.85%          1.00%          42%        $556,545
 Year Ended July 31, 2004 ..........       2.99%         3.91%       0.84%          1.12%          37%        $573,140
 Year Ended July 31, 2003 ..........       5.19%         4.14%       0.84%          1.12%          33%        $599,249
 Year Ended July 31, 2002 ..........       8.34%         4.77%       0.84%          1.10%          35%        $588,979
 Year Ended July 31, 2001+ .........      11.79%         5.47%       0.84%          1.10%          24%        $609,708

+ Net investment income (loss) is based on average shares outstanding during the period.
#  Less than one cent per share.
* Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
^^ The total return shown includes capital contributions by Amsouth. Without such capital contributions, the total return would have been reduced by 0.10% ^ The total return shown includes capital contributions by Amsouth. Without such capital contributions, the total return would have been reduced by 0.05%


                       See notes to financial statements.

--------------------------------------------------------------------------------
AMSOUTH FUNDS
Financial Highlights
--------------------------------------------------------------------------------

I SHARES

Selected data for a share outstanding throughout the period indicated.

                                                            Investment Activities
                                                 --------------------------------------------
                                      Net Asset                  Net Realized
                                        Value,        Net       and Unrealized    Total from
                                      Beginning   Investment    Gains (Losses)    Investment
                                      of Period     Income     from Investments   Activities
                                     ----------- ------------ ------------------ ------------
HIGH QUALITY MUNICIPAL BOND
 FUND
 Year Ended July 31, 2005 ..........   $ 10.27        0.35           (0.14)           0.21
 Year Ended July 31, 2004 ..........   $ 10.33        0.37           (0.05)           0.32
 Year Ended July 31, 2003 ..........   $ 10.38        0.37           (0.04)           0.33
 Year Ended July 31, 2002 ..........   $ 10.19        0.40             0.21           0.61
 Year Ended July 31, 2001+ .........   $  9.77        0.41             0.41           0.82
FLORIDA
 TAX-EXEMPT FUND
 Year Ended July 31, 2005 ..........   $ 10.66        0.35           (0.12)           0.23
 Year Ended July 31, 2004 ..........   $ 10.71        0.36           (0.03)           0.33
 Year Ended July 31, 2003 ..........   $ 10.80        0.38           (0.09)           0.29
 Year Ended July 31, 2002 ..........   $ 10.52        0.40             0.27           0.67
 Year Ended July 31, 2001+ .........   $ 10.16        0.41             0.36           0.77
TENNESSEE
 TAX-EXEMPT FUND
 Year Ended July 31, 2005 ..........   $ 10.25        0.31           (0.13)           0.18
 Year Ended July 31, 2004 ..........   $ 10.32        0.30           (0.01)           0.29
 Year Ended July 31, 2003 ..........   $ 10.36        0.31           (0.05)           0.26
 Year Ended July 31, 2002 ..........   $ 10.10        0.33             0.26           0.59
 Year Ended July 31, 2001+ .........   $  9.74        0.38             0.36           0.74



                                                                                                                     Ratios (to
                                                                                                                      average
                                                                                                                        net
                                                                                                                     assets)/Su
                                                                                                                     upplementa
                                                                                                                         al
                                               Less Dividends from                                                      Data
                                     ---------------------------------------                                         ----------
                                                   Net Realized                                           Net Asset
                                          Net       Gains from                                              Value,
                                      Investment    Investment      Total        Capital     Redemption      End        Total
                                        Income     Transactions   Dividends   Contribution      Fees      of Period    Return
                                     ------------ -------------- ----------- -------------- ------------ ----------- ----------
HIGH QUALITY MUNICIPAL BOND
 FUND
 Year Ended July 31, 2005 ..........     (0.35)        (0.03)       (0.38)          --#         --         $ 10.10       2.05%
 Year Ended July 31, 2004 ..........     (0.37)        (0.01)       (0.38)          --          --         $ 10.27       3.08%
 Year Ended July 31, 2003 ..........     (0.35)        (0.03)       (0.38)          --          --         $ 10.33       3.21%
 Year Ended July 31, 2002 ..........     (0.41)        (0.01)       (0.42)          --          --         $ 10.38       6.10%
 Year Ended July 31, 2001+ .........     (0.40)           --        (0.40)          --          --         $ 10.19       8.52%
FLORIDA
 TAX-EXEMPT FUND
 Year Ended July 31, 2005 ..........     (0.35)        (0.05)       (0.40)          --#         --         $ 10.49       2.18%
 Year Ended July 31, 2004 ..........     (0.37)        (0.01)       (0.38)          --          --         $ 10.66       3.14%
 Year Ended July 31, 2003 ..........     (0.38)           --        (0.38)          --          --         $ 10.71       2.72%
 Year Ended July 31, 2002 ..........     (0.39)           --        (0.39)          --          --         $ 10.80       6.54%
 Year Ended July 31, 2001+ .........     (0.41)           --        (0.41)          --          --         $ 10.52       7.72%
TENNESSEE
 TAX-EXEMPT FUND
 Year Ended July 31, 2005 ..........     (0.32)        (0.05)       (0.37)          --#         --         $ 10.06       1.72%
 Year Ended July 31, 2004 ..........     (0.31)        (0.05)       (0.36)          --          --         $ 10.25       2.85%
 Year Ended July 31, 2003 ..........     (0.30)           --        (0.30)          --          --         $ 10.32       2.47%
 Year Ended July 31, 2002 ..........     (0.33)           --        (0.33)          --          --         $ 10.36       5.93%
 Year Ended July 31, 2001+ .........     (0.38)           --        (0.38)          --          --         $ 10.10       7.70%



                                     Ratios (to average net assets)/Supplemental
                                                        Data
                                     ------------------------------------------
                                          Net                 Expenses (before   Portfolio    Net Assets,
                                      Investment      Net        Reductions/      Turnover   End of Period
                                        Income     Expenses    Reimbursements)     Rate*        (000's)
                                     ------------ ---------- ------------------ ----------- --------------
HIGH QUALITY MUNICIPAL BOND
 FUND
 Year Ended July 31, 2005 ..........      3.41%       0.74%          0.99%           28%       $294,799
 Year Ended July 31, 2004 ..........      3.51%       0.73%          1.11%            5%       $338,580
 Year Ended July 31, 2003 ..........      3.51%       0.74%          1.11%            7%       $351,021
 Year Ended July 31, 2002 ..........      3.89%       0.75%          1.10%           10%       $371,126
 Year Ended July 31, 2001+ .........      4.04%       0.74%          1.10%            5%       $380,330
FLORIDA
 TAX-EXEMPT FUND
 Year Ended July 31, 2005 ..........      3.24%       0.69%          1.04%           30%       $ 43,663
 Year Ended July 31, 2004 ..........      3.38%       0.68%          1.15%           11%       $ 47,858
 Year Ended July 31, 2003 ..........      3.51%       0.69%          1.15%            6%       $ 50,536
 Year Ended July 31, 2002 ..........      3.80%       0.72%          1.16%           13%       $ 54,901
 Year Ended July 31, 2001+ .........      3.95%       0.75%          1.19%            7%       $ 57,181
TENNESSEE
 TAX-EXEMPT FUND
 Year Ended July 31, 2005 ..........      3.04%       0.85%          1.03%           23%       $ 27,827
 Year Ended July 31, 2004 ..........      2.91%       0.85%          1.19%            0%       $ 32,271
 Year Ended July 31, 2003 ..........      2.86%       0.92%          1.24%           21%       $ 39,569
 Year Ended July 31, 2002 ..........      3.18%       0.93%          1.21%           60%       $ 49,148
 Year Ended July 31, 2001+ .........      3.77%       0.94%          1.23%          123%       $ 56,693

+ Net investment income (loss) is based on average shares outstanding during the period.
* Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
# Less than one cent per share.


                       See notes to financial statements.

--------------------------------------------------------------------------------
                                                                   AMSOUTH FUNDS
                                                            Financial Highlights
--------------------------------------------------------------------------------

I SHARES+

Selected data for a share outstanding throughout the period indicated.

                                                             Investment Activities
                                                  --------------------------------------------
                                                                                                   Less
                                       Net Asset                  Net Realized                   Dividends
                                         Value,        Net       and Unrealized    Total from    from Net
                                       Beginning   Investment    Gains (Losses)    Investment   Investment      Capital
                                       of Period     Income     from Investments   Activities     Income     Contribution
                                      ----------- ------------ ------------------ ------------ ------------ --------------
PRIME MONEY MARKET FUND
 Year Ended July 31, 2005 ...........   $ 1.000        0.017             --            0.017      (0.017)          --#
 Year Ended July 31, 2004 ...........   $ 1.000        0.005             --            0.005      (0.005)          --
 Year Ended July 31, 2003 ...........   $ 1.000        0.008             --            0.008      (0.008)          --
 Year Ended July 31, 2002 ...........   $ 1.000        0.017             --            0.017      (0.017)          --
 Year Ended July 31, 2001 ...........   $ 1.000        0.051             --            0.051      (0.051)          --
TREASURY RESERVE MONEY MARKET FUND
 Year Ended July 31, 2005 ...........   $ 1.000        0.017             --            0.017      (0.017)          --#
 Year Ended July 31, 2004 ...........   $ 1.000        0.003             --            0.003      (0.003)          --
 Year Ended July 31, 2003 ...........   $ 1.000        0.007             --            0.007      (0.007)          --
 Year Ended July 31, 2002 ...........   $ 1.000        0.017             --            0.017      (0.017)          --
 Year Ended July 31, 2001 ...........   $ 1.000        0.049             --            0.049      (0.049)          --
TAX-EXEMPT MONEY MARKET FUND
 Year Ended July 31, 2005 ...........   $ 1.000        0.012           0.001           0.013      (0.012)          --#
 Year Ended July 31, 2004 ...........   $ 1.000        0.003             --            0.003      (0.003)          --
 Year Ended July 31, 2003 ...........   $ 0.999        0.006           0.001           0.007      (0.006)          --
 Year Ended July 31, 2002 ...........   $ 0.998        0.010           0.001           0.011      (0.010)          --
 Year Ended July 31, 2001 ...........   $ 0.998        0.029             --            0.029      (0.029)          --
INSTITUTIONAL PRIME OBLIGATIONS MONEY
 MARKET FUND
 Year Ended July 31, 2005 ...........   $ 1.000        0.021             --            0.021      (0.021)          --#
 Year Ended July 31, 2004 ...........   $ 1.000        0.009             --            0.009      (0.009)          --
 Year Ended July 31, 2003 ...........   $ 1.000        0.012             --            0.012      (0.012)          --
 Year Ended July 31, 2002 ...........   $ 1.000        0.021             --            0.021      (0.021)          --
 Year Ended July 31, 2001 ...........   $ 1.000        0.054             --            0.054      (0.054)          --



                                                                 Ratios (to average net assets)/Supplemental Data
                                                               -----------------------------------------------------
                                                    Net Asset
                                                      Value,                   Net                 Expenses (before
                                       Redemption      End        Total    Investment      Net        Reductions/
                                          Fees      of Period    Return      Income     Expenses    Reimbursements)
                                      ------------ ----------- ---------- ------------ ---------- ------------------
PRIME MONEY MARKET FUND
 Year Ended July 31, 2005 ...........     --         $ 1.000       1.75%       1.75%       0.66%          0.85%
 Year Ended July 31, 2004 ...........     --         $ 1.000       0.46%       0.46%       0.64%          0.87%
 Year Ended July 31, 2003 ...........     --         $ 1.000       0.78%       0.83%       0.65%          0.87%
 Year Ended July 31, 2002 ...........     --         $ 1.000       1.68%       1.68%       0.64%          0.84%
 Year Ended July 31, 2001 ...........     --         $ 1.000       5.18%       5.06%       0.63%          0.84%
TREASURY RESERVE MONEY MARKET FUND
 Year Ended July 31, 2005 ...........     --         $ 1.000       1.67%       1.60%       0.65%          0.85%
 Year Ended July 31, 2004 ...........     --         $ 1.000       0.33%       0.35%       0.69%          0.92%
 Year Ended July 31, 2003 ...........     --         $ 1.000       0.71%       0.78%       0.68%          0.90%
 Year Ended July 31, 2002 ...........     --         $ 1.000       1.68%       1.70%       0.65%          0.86%
 Year Ended July 31, 2001 ...........     --         $ 1.000       5.06%       4.99%       0.62%          0.85%
TAX-EXEMPT MONEY MARKET FUND
 Year Ended July 31, 2005 ...........     --         $ 1.000       1.25%       1.22%       0.60%          0.84%
 Year Ended July 31, 2004 ...........     --         $ 1.000       0.34%       0.34%       0.64%          0.86%
 Year Ended July 31, 2003 ...........     --         $ 1.000       0.62%       0.63%       0.65%          0.87%
 Year Ended July 31, 2002 ...........     --         $ 0.999       1.02%       1.02%       0.66%          0.86%
 Year Ended July 31, 2001 ...........     --         $ 0.998       2.98%       2.95%       0.65%          0.86%
INSTITUTIONAL PRIME OBLIGATIONS MONEY
 MARKET FUND
 Year Ended July 31, 2005 ...........     --         $ 1.000       2.17%       2.19%       0.25%          0.40%
 Year Ended July 31, 2004 ...........     --         $ 1.000       0.86%       0.85%       0.25%          0.41%
 Year Ended July 31, 2003 ...........     --         $ 1.000       1.19%       1.20%       0.26%          0.41%
 Year Ended July 31, 2002 ...........     --         $ 1.000       2.09%       2.08%       0.25%          0.39%
 Year Ended July 31, 2001 ...........     --         $ 1.000       5.57%       5.12%       0.25%          0.40%



                                        Net Assets,
                                       End of Period
                                          (000's)
                                      --------------
PRIME MONEY MARKET FUND
 Year Ended July 31, 2005 ...........    $167,406
 Year Ended July 31, 2004 ...........    $164,907
 Year Ended July 31, 2003 ...........    $221,937
 Year Ended July 31, 2002 ...........    $770,519
 Year Ended July 31, 2001 ...........    $745,662
TREASURY RESERVE MONEY MARKET FUND
 Year Ended July 31, 2005 ...........    $ 96,014
 Year Ended July 31, 2004 ...........    $134,182
 Year Ended July 31, 2003 ...........    $ 41,676
 Year Ended July 31, 2002 ...........    $218,404
 Year Ended July 31, 2001 ...........    $266,738
TAX-EXEMPT MONEY MARKET FUND
 Year Ended July 31, 2005 ...........    $106,977
 Year Ended July 31, 2004 ...........    $128,089
 Year Ended July 31, 2003 ...........    $129,415
 Year Ended July 31, 2002 ...........    $175,135
 Year Ended July 31, 2001 ...........    $151,905
INSTITUTIONAL PRIME OBLIGATIONS MONEY
 MARKET FUND
 Year Ended July 31, 2005 ...........    $230,573
 Year Ended July 31, 2004 ...........    $176,540
 Year Ended July 31, 2003 ...........    $175,778
 Year Ended July 31, 2002 ...........    $250,091
 Year Ended July 31, 2001 ...........    $221,876

+ Represents Class 1 Shares for Institutional Prime Obligations Money Market
  Fund.
# Less than one cent per share.


                       See notes to financial statements.

---------------------------------------------------

AMSOUTH FUNDS
Report of Independent
Registered Public Accounting Firm
---------------------------------------------------

The Shareholders and
Board of Trustees of AmSouth Funds

We have audited the accompanying statements of assets and liabilities of AmSouth Funds (comprised of AmSouth Value Fund, AmSouth Capital Growth Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, AmSouth Small Cap Fund, AmSouth Balanced Fund, AmSouth Select Equity Fund, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Strategic Portfolios: Aggressive Growth Portfolio, AmSouth Strategic Portfolios: Growth Portfolio, AmSouth Strategic Portfolios: Growth and Income Portfolio, AmSouth Strategic
Portfolios: Moderate Growth and Income Portfolio, AmSouth High Quality Bond Fund, AmSouth Limited Term Bond Fund, AmSouth Government Income Fund, AmSouth High Quality Municipal Bond Fund, AmSouth Florida Tax-Exempt Fund, AmSouth Tennessee Tax-Exempt Fund, AmSouth Prime Money Market Fund, AmSouth Treasury Reserve Money Market Fund, AmSouth Tax-Exempt Money Market Fund and AmSouth Institutional Prime Obligations Money Market Fund) ("the Funds") including the schedules of portfolio investments, as of July 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2005, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AmSouth Funds as of July 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years or periods in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Columbus, Ohio
September 23, 2005

Supplemental Information (Unaudited)

     As a shareholder of the AmSouth Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, reinvested dividends, or other distributions; redemption fees; and exchange fees; (2) ongoing costs, including management fees; distribution [and/or service] 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the AmSouth Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

     The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2005 through July 31, 2005.

Actual Expenses

     The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.



                                                    Beginning         Ending        Expense Paid      Expense Ratio
                                                  Account Value   Account Value    During Period*     During Period
                                                      2/1/05         7/31/05      2/1/05 - 7/31/05   2/1/05 - 7/31/05
                                                 --------------- --------------- ------------------ -----------------
Value Fund .................... Class A Shares     $  1,000.00     $  1,140.80        $  7.01              1.32%
                                Class B Shares        1,000.00        1,132.20          10.94              2.07%
                                Class I Shares        1,000.00        1,142.70           6.22              1.17%
Select Equity Fund ............ Class A Shares        1,000.00          979.80           6.48              1.32%
                                Class B Shares        1,000.00          972.30          10.12              2.07%
                                Class I Shares        1,000.00          981.80           5.75              1.17%
Enhanced Market Fund .......... Class A Shares        1,000.00        1,144.00           4.52              0.85%
                                Class B Shares        1,000.00        1,136.50           8.48              1.60%
                                Class I Shares        1,000.00        1,145.40           3.72              0.70%
Large Cap Fund ................ Class A Shares        1,000.00        1,128.10           6.81              1.29%
                                Class B Shares        1,000.00        1,118.90          10.72              2.04%
                                Class I Shares        1,000.00        1,129.70           6.02              1.14%
Capital Growth Fund ........... Class A Shares        1,000.00        1,125.30           6.90              1.31%
                                Class B Shares        1,000.00        1,118.20          10.82              2.06%
                                Class I Shares        1,000.00        1,127.20           6.12              1.16%
Mid Cap Fund .................. Class A Shares        1,000.00        1,273.10           6.26              1.11%
                                Class B Shares        1,000.00        1,264.50          10.44              1.86%
                                Class I Shares        1,000.00        1,274.10           5.41              0.96%
Small Cap Fund ................ Class A Shares        1,000.00        1,157.70           6.95              1.30%
                                Class B Shares        1,000.00        1,146.80          10.91              2.05%
                                Class I Shares        1,000.00        1,157.60           6.15              1.15%
International Equity Fund ..... Class A Shares        1,000.00        1,067.40           7.23              1.41%
                                Class B Shares        1,000.00        1,061.20          11.04              2.16%
                                Class I Shares        1,000.00        1,070.20           6.47              1.26%
Balanced Fund ................. Class A Shares        1,000.00        1,078.90           6.96              1.35%
                                Class B Shares        1,000.00        1,071.20          10.78              2.10%
                                Class I Shares        1,000.00        1,080.50           6.19              1.20%

* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

                                                                 Beginning         Ending        Expense Paid      Expense Ratio
                                                               Account Value   Account Value    During Period*     During Period
                                                                   2/1/05         7/31/05      2/1/05 - 7/31/05   2/1/05 - 7/31/05
                                                              --------------- --------------- ------------------ -----------------
Strategic Portfolios: Aggressive
 Growth Portfolio .......................... Class A Shares     $  1,000.00     $  1,121.80        $  3.05              0.58%
                                             Class B Shares        1,000.00        1,114.30           6.97              1.33%
                                             Class I Shares        1,000.00        1,121.90           2.79              0.53%
Strategic Portfolios: Growth Portfolio ..... Class A Shares        1,000.00        1,095.50           2.81              0.54%
                                             Class B Shares        1,000.00        1,087.40           6.68              1.29%
                                             Class I Shares        1,000.00        1,095.50           2.55              0.49%
Strategic Portfolios: Growth &
 Income Portfolio .......................... Class A Shares        1,000.00        1,077.80           3.04              0.59%
                                             Class B Shares        1,000.00        1,071.50           6.88              1.34%
                                             Class I Shares        1,000.00        1,077.90           2.78              0.54%
Strategic Portfolios: Moderate Growth &
 Income Portfolio .......................... Class A Shares        1,000.00        1,067.30           2.82              0.55%
                                             Class B Shares        1,000.00        1,060.00           6.64              1.30%
                                             Class I Shares        1,000.00        1,067.70           2.56              0.50%
Government Income Fund ..................... Class A Shares        1,000.00        1,013.80           5.04              1.01%
                                             Class B Shares        1,000.00        1,006.30           8.76              1.76%
                                             Class I Shares        1,000.00        1,017.40           4.30              0.86%
Limited Term Bond Fund ..................... Class A Shares        1,000.00        1,005.80           5.07              1.02%
                                             Class B Shares        1,000.00          998.30           8.77              1.77%
                                             Class I Shares        1,000.00        1,007.30           4.33              0.87%
High Quality Bond Fund ..................... Class A Shares        1,000.00        1,015.50           5.05              1.01%
                                             Class B Shares        1,000.00        1,009.90           8.77              1.76%
                                             Class I Shares        1,000.00        1,018.90           4.30              0.86%
High Quality Municipal Bond Fund ........... Class A Shares        1,000.00          997.90           4.51              0.91%
                                             Class B Shares        1,000.00          990.50           8.19              1.66%
                                             Class I Shares        1,000.00        1,001.40           3.77              0.76%
Florida Tax-Exempt Fund .................... Class A Shares        1,000.00          996.50           4.31              0.87%
                                             Class B Shares        1,000.00          989.40           7.94              1.61%
                                             Class I Shares        1,000.00          998.40           3.52              0.71%
Tennessee Tax-Exempt Fund .................. Class A Shares        1,000.00          999.70           5.01              1.01%
                                             Class B Shares        1,000.00          992.30           8.69              1.76%
                                             Class I Shares        1,000.00        1,001.20           4.27              0.86%
Prime Money Market Fund .................... Class A Shares        1,000.00        1,021.20           4.11              0.82%
                                             Class B Shares        1,000.00        1,019.70           4.86              0.97%
                                             Class I Shares        1,000.00        1,022.80           3.36              0.67%
Treasury Reserve Money Market Fund ......... Class A Shares        1,000.00        1,021.40           3.51              0.70%
                                             Class I Shares        1,000.00        1,021.90           3.26              0.65%
Tax-Exempt Money Market Fund ............... Class A Shares        1,000.00        1,016.30           3.05              0.61%
                                             Class I Shares        1,000.00        1,016.30           3.05              0.61%
Institutional Prime Obligations
 Money Market Fund ......................... Class 1 Shares        1,000.00        1,026.90           1.36              0.27%
                                             Class 2 Shares        1,000.00        1,024.30           2.61              0.52%
                                             Class 3 Shares        1,000.00        1,021.70           3.86              0.77%

* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

Hypothetical Example for Comparison Purposes

     The table below provides information about hypothetical account values and hypothetical expenses based on each AmSouth Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                         Beginning         Ending        Expense Paid      Expense Ratio
                                                       Account Value   Account Value    During Period*     During Period
                                                           2/1/05         7/31/05      2/1/05 - 7/31/05   2/1/05 - 7/31/05
                                                      --------------- --------------- ------------------ -----------------
Value Fund ......................... Class A Shares     $  1,000.00     $  1,018.25        $  6.61              1.32%
                                     Class B Shares        1,000.00        1,014.53          10.34              2.07%
                                     Class I Shares        1,000.00        1,018.99           5.86              1.17%
Select Equity Fund ................. Class A Shares        1,000.00        1,018.25           6.61              1.32%
                                     Class B Shares        1,000.00        1,014.53          10.34              2.07%
                                     Class I Shares        1,000.00        1,018.99           5.86              1.17%
Enhanced Market Fund ............... Class A Shares        1,000.00        1,020.58           4.26              0.85%
                                     Class B Shares        1,000.00        1,016.86           8.00              1.60%
                                     Class I Shares        1,000.00        1,021.32           3.51              0.70%
Large Cap Fund ..................... Class A Shares        1,000.00        1,018.40           6.46              1.29%
                                     Class B Shares        1,000.00        1,014.68          10.19              2.04%
                                     Class I Shares        1,000.00        1,019.14           5.71              1.14%
Capital Growth Fund ................ Class A Shares        1,000.00        1,018.30           6.56              1.31%
                                     Class B Shares        1,000.00        1,014.58          10.29              2.06%
                                     Class I Shares        1,000.00        1,019.04           5.81              1.16%
Mid Cap Fund ....................... Class A Shares        1,000.00        1,019.29           5.56              1.11%
                                     Class B Shares        1,000.00        1,015.57           9.30              1.86%
                                     Class I Shares        1,000.00        1,020.03           4.81              0.96%
Small Cap Fund ..................... Class A Shares        1,000.00        1,018.35           6.51              1.30%
                                     Class B Shares        1,000.00        1,014.63          10.24              2.05%
                                     Class I Shares        1,000.00        1,019.09           5.76              1.15%
International Equity Fund .......... Class A Shares        1,000.00        1,017.80           7.05              1.41%
                                     Class B Shares        1,000.00        1,014.08          10.79              2.16%
                                     Class I Shares        1,000.00        1,018.55           6.31              1.26%
Balanced Fund ...................... Class A Shares        1,000.00        1,018.10           6.76              1.35%
                                     Class B Shares        1,000.00        1,014.38          10.49              2.10%
                                     Class I Shares        1,000.00        1,018.84           6.01              1.20%
Strategic Portfolios: Aggressive
 Growth Portfolio .................. Class A Shares        1,000.00        1,021.92           2.91              0.58%
                                     Class B Shares        1,000.00        1,018.20           6.66              1.33%
                                     Class I Shares        1,000.00        1,022.17           2.66              0.53%

* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

                                                                 Beginning         Ending        Expense Paid      Expense Ratio
                                                               Account Value   Account Value    During Period*     During Period
                                                                   2/1/05         7/31/05      2/1/05 - 7/31/05   2/1/05 - 7/31/05
                                                              --------------- --------------- ------------------ -----------------
Strategic Portfolios: Growth Portfolio ..... Class A Shares     $  1,000.00     $  1,022.12        $  2.71              0.54%
                                             Class B Shares        1,000.00        1,018.40           6.46              1.29%
                                             Class I Shares        1,000.00        1,022.36           2.46              0.49%
Strategic Portfolios: Growth &
 Income Portfolio .......................... Class A Shares        1,000.00        1,021.87           2.96              0.59%
                                             Class B Shares        1,000.00        1,018.15           6.71              1.34%
                                             Class I Shares        1,000.00        1,022.12           2.71              0.54%

Strategic Portfolios: Moderate Growth ...... Class A Shares        1,000.00        1,022.07           2.76              0.55%
                                             Class B Shares        1,000.00        1,018.35           6.51              1.30%
                                             Class I Shares        1,000.00        1,022.32           2.51              0.50%

Government Income Fund ..................... Class A Shares        1,000.00        1,019.79           5.06              1.01%
                                             Class B Shares        1,000.00        1,016.07           8.80              1.76%
                                             Class I Shares        1,000.00        1,020.53           4.31              0.86%

Limited Term Bond Fund ..................... Class A Shares        1,000.00        1,019.74           5.11              1.02%
                                             Class B Shares        1,000.00        1,016.02           8.85              1.77%
                                             Class I Shares        1,000.00        1,020.48           4.36              0.87%

High Quality Bond Fund ..................... Class A Shares        1,000.00        1,019.79           5.06              1.01%
                                             Class B Shares        1,000.00        1,016.07           8.80              1.76%
                                             Class I Shares        1,000.00        1,020.53           4.31              0.86%

High Quality Municipal Bond Fund ........... Class A Shares        1,000.00        1,020.28           4.56              0.91%
                                             Class B Shares        1,000.00        1,016.56           8.30              1.66%
                                             Class I Shares        1,000.00        1,021.03           3.81              0.76%

Florida Tax-Exempt Fund .................... Class A Shares        1,000.00        1,020.48           4.36              0.87%
                                             Class B Shares        1,000.00        1,016.81           8.05              1.61%
                                             Class I Shares        1,000.00        1,021.27           3.56              0.71%

Tennessee Tax-Exempt Fund .................. Class A Shares        1,000.00        1,019.79           5.06              1.01%
                                             Class B Shares        1,000.00        1,016.07           8.80              1.76%
                                             Class I Shares        1,000.00        1,020.53           4.31              0.86%

Prime Money Market Fund .................... Class A Shares        1,000.00        1,020.73           4.11              0.82%
                                             Class B Shares        1,000.00        1,019.98           4.86              0.97%
                                             Class I Shares        1,000.00        1,021.47           3.36              0.67%

Treasury Reserve Money Market Fund ......... Class A Shares        1,000.00        1,021.32           3.51              0.70%
                                             Class I Shares        1,000.00        1,021.57           3.26              0.65%

Tax-Exempt Money Market Fund ............... Class A Shares        1,000.00        1,021.77           3.06              0.61%
                                             Class I Shares        1,000.00        1,021.77           3.06              0.61%
Institutional Prime Obligations
 Money Market Fund ......................... Class 1 Shares        1,000.00        1,023.46           1.35              0.27%
                                             Class 2 Shares        1,000.00        1,022.22           2.61              0.52%
                                             Class 3 Shares        1,000.00        1,020.98           3.86              0.77%

* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

Eligible Distributions: (Unaudited)

The AmSouth Fund designate the following eligible distributions for the dividends received deductions for corporations for the year ended July 31, 2005:


                                                                          Percentage
                                                                         -----------
Value Fund ............................................................     100.00%
Select Equity Fund ....................................................     100.00%
Large Cap Fund ........................................................     100.00%
Mid Cap Fund ..........................................................     100.00%
Capital Growth ........................................................     100.00%
Enhanced Market Fund ..................................................      65.13%
Balanced Fund .........................................................      53.85%
Strategic Portfolios: Growth Portfolio ................................      55.58%
Strategic Portfolios: Growth and Income Portfolio .....................      24.18%
Strategic Portfolios: Aggressive Growth and Income Portfolio ..........     100.00%
Strategic Portfolios: Moderate Growth and Income Portfolio ............      16.50%

Qualified Dividends Paid (Unaudited)

For the fiscal year ended July 31, 2005 the following dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003
The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%.
Complete information will be reported in conjunction with your 2005 Form 1099-DIV. (amounts in thousands):


                                                                        Dividends
                                                                          Paid
                                                                       ----------
Value Fund .........................................................    $ 4,782
Select Equity Fund .................................................        860
Large Cap Fund .....................................................       1119
Mid Cap Fund .......................................................        770
Capital Growth .....................................................        665
International Fund .................................................      5,555
Enhanced Market Fund ...............................................       1796
Balanced Fund ......................................................       1918
Strategic Portfolios: Growth Portfolio .............................        289
Strategic Portfolios: Growth and Income Portfolio ..................        436
Strategic Portfolios: Aggressive Growth and Income Portfolio .......          5
Strategic Portfolios: Moderate Growth and Income Portfolio .........        159

Foreign Income Tax Credit (Unaudited)

The International Equity Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on July 31, 2005 are as follows:

                                       Foreign     Foreign
                                        Source       Tax
                                        Income     Expense
                                      ---------   --------
International Equity Fund .........      0.33       0.04

The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record date in December 2005. These shareholders will receive more detailed information along with their 2005 Form 1099-DIV.

       Trustees and Officers of AmSouth Funds (the "Trust") (Unaudited)

                               Position
                              Held with   Term of Office and
                               AmSouth      Length of Time        Number of Funds
Name and Date of Birth          Funds           Served*              Overseen
---------------------------- ----------- -------------------- ----------------------
INDEPENDENT TRUSTEES:
Dick D. Briggs, Jr., M.D. .. Trustee     Since 1992           Trustee of AmSouth
 Date of Birth: 1/28/1934                                     Funds (consisting of
                                                              23 portfolios).

Wendell D. Cleaver ......... Trustee     Since 1992           Trustee of AmSouth
 Date of Birth: 9/23/1934                                     Funds (consisting of
                                                              23 portfolios).

James H. Woodward, Jr. ..... Trustee     Since 1987           Trustee of AmSouth
 Date of Birth: 11/24/1939                                    Funds (consisting of
                                                              23 portfolios);
                                                              Trustee of Variable
                                                              Insurance Funds
                                                              (consisting of 15
                                                              portfolios, 7 of
                                                              which are advised
                                                              by the Advisor).

Edward P. Farley ........... Trustee     Since 2001           Trustee of AmSouth
 Date of Birth: 9/19/1939                                     Funds (consisting of
                                                              23 funds).

Samuel W. Jackson .......... Trustee     Since 2003           Trustee of AmSouth
 Date of Birth: 12/1/1951                                     Funds (consisting of
                                                              23 portfolios).

Robert J. McMullan ......... Trustee     Since 2003           Trustee of AmSouth
 Date of Birth: 3/31/1954                                     Funds (consisting of
                                                              23 portfolios).

                                  Other
                              Directorships         Principal Occupation(s) During
Name and Date of Birth             Held                  the Past Five Years
---------------------------- --------------- -------------------------------------------
INDEPENDENT TRUSTEES:
Dick D. Briggs, Jr., M.D. .. N/A             From March 1997 to present,
 Date of Birth: 1/28/1934                    Chief Medical Officer, Best DoctorsTM
                                             Worldwide Healthcare Services; from
                                             September 1967 to present, Emeritus
                                             Professor and Eminent Scholar Chair,
                                             Univ. of Alabama at Birmingham: from
                                             October 1971 to present, Physician,
                                             University of AlabamaHealth
                                             Services Foundation.

Wendell D. Cleaver ......... N/A             From September 3, 1993 to present,
 Date of Birth: 9/23/1934                    retired; from December 1988 to August
                                             1993, Executive Vice President, Chief
                                             Operating Officer and Director, Mobile
                                             Gas Service Corporation.

James H. Woodward, Jr. ..... N/A             From 1992 to 2002, Trustee, J.A. Jones,
 Date of Birth: 11/24/1939                   Inc., Construction Company; from
                                             July 1989 to present, Chancellor, The
                                             University of North Carolina at Charlotte.

Edward P. Farley ........... N/A             Retired, 1999; Executive Vice President,
 Date of Birth: 9/19/1939                    Old Kent Bank from January 1981-March
                                             1999; Director, Kent Funds, an open-end
                                             investment management company, for
                                             which BISYS Fund Services L.P. serves
                                             as distributor, from March 1999 until
                                             December 2001.

Samuel W. Jackson .......... N/A             From 1997 to present, Principal, Jackson
 Date of Birth: 12/1/1951                    Fowlkes & Co., Inc.;

Robert J. McMullan ......... N/A             From 1998 to present, Chief Financial
 Date of Birth: 3/31/1954                    Officer, GlobeSpan Virata, Inc.' from
                                             1989 through 1998, Executive Vice
                                             President & Chief Financial Officer,
                                             The BISYS Group, Inc.

                               Position
                              Held with   Term of Office and
                               AmSouth      Length of Time        Number of Funds
Name and Date of Birth          Funds           Served*              Overseen
---------------------------- ----------- -------------------- ----------------------
INTERESTED TRUSTEES:
Geoffrey von Kuhn .......... Trustee     Since 2002           Trustee of AmSouth
 Date of Birth: 10/26/1951                                    Funds (consisting of
                                                              23 portfolios).

                                  Other
                              Directorships       Principal Occupation(s) During
Name and Date of Birth             Held                 the Past Five Years
---------------------------- --------------- ----------------------------------------
INTERESTED TRUSTEES:
Geoffrey von Kuhn .......... N/A             From April 2001 to present, Senior
 Date of Birth: 10/26/1951                   Executive Vice President, AmSouth
                                             Bancorporation and AmSouth Bank, Head
                                             Wealth Management Group; April 2000
                                             to April 2001, Head, U.S. Private Bank,
                                             Citigroup: February 1998 to April 2000,
                                             Senior Managing Director and Vice
                                             Chairman, Banc One Capital Markets.

-------
*  There is no defined term of office for Trustees of AmSouth Funds.

   The address for each Trustee is 3435 Stelzer Road, Columbus, Ohio 43219.

   Mr. von Kuhn is considered to be an interested person (as defined in the 1940 Act) of AmSouth Funds, on the basis of his employment by AmSouth Bank, the Advisor's parent company.

Executive Officers

                                Position
                                Held with     Term of Office and
                                 AmSouth        Length of Time
Name and Date of Birth            Funds             Served*
--------------------------- ---------------- --------------------
Michael C. Daniel ......... President        Since 2005
 Date of Birth: 9/23/1957

Walter B. Grimm ........... Vice President   Since 1994
 Date of Birth: 6/30/1945

Trent Statczar ............ Treasurer        Since 2004
 Date of Birth: 8/31/1971

Rodney L. Ruehle .......... Secretary        Since 1999
 Date of Birth: 4/26/1968

Alaina V. Metz ............ Assistant        Since 1995
 Date of Birth: 4/7/1967    Secretary

                                                          Other
                                 Number of Funds      Directorships         Principal Occupation(s) During
Name and Date of Birth              Overseen               Held                  the Past Five Years
--------------------------- ------------------------ --------------- -------------------------------------------
Michael C. Daniel ......... President of AmSouth     N/A             From September 2001 to present, Chief
 Date of Birth: 9/23/1957   Funds (consisting of                     Operating Officer for Wealth
                            23 portfolios).                          Management at AmSouth Bank; from
                                                                     2001 to 2001, Senior Vice President at
                                                                     Bank One.

Walter B. Grimm ........... Vice President of        N/A             From June 1992 to present, employee
 Date of Birth: 6/30/1945   AmSouth Funds                            of BISYS Fund Services Ohio, Inc.
                            (consisting of
                            23 portfolios).

Trent Statczar ............ Treasurer of             N/A             From June 1993 to present, employee
 Date of Birth: 8/31/1971   AmSouth Funds                            of BISYS Fund Services Ohio, Inc.
                            (consisting of
                            23 portfolios).

Rodney L. Ruehle .......... Secretary of             N/A             From August 1995 to present, Director
 Date of Birth: 4/26/1968   AmSouth Funds                            Administration Services, BISYS Fund
                            (consisting of                           Services, Inc.; From 1999 to present,
                            23 portfolios).                          Vice President and Secretary, Fifth
                                                                     Third Funds, an open-end management
                                                                     investment company for which BISYS
                                                                     Fund Services, L.P. serves as distributor.

Alaina V. Metz ............ Assistant Secretary of   N/A             From June 1995 to present, Vice
 Date of Birth: 4/7/1967    AmSouth Funds                            President, Administrative and Regulatory
                            (consisting of 23                        Services, BISYS Fund Services
                            portfolios). Assistant                   Ohio, Inc.
                            Secretary of Variable
                            Insurance Funds
                            (consisting of 15
                            portfolios, 7 of
                            which are advised
                            by the Advisor.

-------
*    There is no defined term of office for officers of the Trust.

     The officers of the Trust are interested persons (as defined in the 1940
Act) and, with the exception of the Chief Compliance Officer, receive no compensation directly from the Trust for performing the duties of their offices.

     The Statement of Additional Information ("SAI") includes additional information about the Trustees and Officers of the Trust. To obtain a copy of the SAI, without charge, call (800) 451-8382.

     A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended July 31 is available (i) without charge, upon request, by calling
(800) 451-8379/8382 or on the Fund's website, http://www.amsouthfunds.com; and
(ii) on the Securities and Exchange Commission's website at http://www.sec.gov

     The Funds file a complete list of their portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the Securities and Exchange Commission's website at www.sec.gov. You may also review, or for a fee, copy those documents by visiting the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-800-SEC-0330.

Compensation of Trustees and Officers of AmSouth Funds (the "Trust")(Unaudited)

     The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices. BISYS receives fees from the Trust for acting as Administrator and BISYS Fund Services, Inc., receives fees from the Trust for acting as Transfer Agent and fund accountant. Messrs. Grimm, Statczar, and Leslie and Ms. Metz are employees of BISYS Fund Services Limited Partnerships.

                            COMPENSATION TABLE (1)

                                                                Pension or
                                                                Retirement        Estimated          Total
                                           Aggregate             Benefits          Annual        Compensation
                                       Compensation from     Accrued as Part      Benefits       from AmSouth
                                          AmSouth Fund           of Fund            upon         Mutual Funds
Name                                        Expenses             Expenses        Retirement     Paid to Trustee
-----------------------------------   -------------------   -----------------   ------------   ----------------
Geoffrey A. von Kuhn ..............            None               None                None         None
James H. Woodward, Jr. ............         $77,550               None                None         $77,550
Wendell D. Cleaver ................         $54,000               None                None         $54,000
Dick D. Briggs, Jr., M.D. .........         $55,250               None                None         $55,250
Edward P. Farley ..................         $58,500               None                None         $58,500
Samuel W. Jackson, Jr. ............         $52,750               None                None         $52,750
Robert J. McMullan ................         $54,000               None                None         $54,000

-------
(1) Figures are for the Trust's twelve-month period ended July31, 2005.

[GRAPHIC] AMSOUTH FUNDS(R)
ANNUAL REPORT
JULY 31, 2005

Investment Advisor

AmSouth Asset Management, Inc.
1901 6th Avenue North
Suite 620
Birmingham AL 35203

Investment Subadvisors

Oakbrook Investments, LLC
701 Warrenville Road, Suite 335
Lisle IL 60532
o Enhanced Market Fund
o Mid Cap Fund
o Select Equity Fund

Sawgrass Asset Management, LLC
1579 The Greens Way, Suite 20
Jacksonville, FL 32250
o Small Cap Fund

Dimensional Fund Advisors, Inc.
1299 Ocean Avenue
Santa Monica CA 90401
o International Equity Fund

Distributor

BISYS Fund Services
3435 Stelzer Road, Suite 1000
Columbus OH 43219

Legal Counsel

Kirkpatrick & Lockhart, LLP
1800 Massachusetts Avenue, N.W.
Washington DC 20036

Transfer Agent

BISYS Fund Services Ohio, Inc.
3435 Stelzer Road, Suite 1000
Columbus OH 43219

Auditors

Ernst & Young, LLP
1100 Huntington Center
41 South High Street
Columbus OH 43215


                                                                        9/05
                                                                      ASO-AR

Item 2. Code of Ethics.

     Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

     The board of trustees of the registrant adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 11
     (a)(1).

     The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 11(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

     If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

     During the period covered by the report, with respect to the registrant's code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

     (a) (1) Disclose that the registrant's board of directors has determined that the registrant either:

               (i) Has at least one audit committee financial expert serving on its audit committee; or

               (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's board of trustees has determined that the registrant has two financial experts serving on its audit committee.

          (2) If the registrant provides the disclosure required by paragraph
          (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

               (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

               (ii) Be an "interested person" of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a- 2(a)(19)).

The audit committee financial experts are Samuel W. Jackson, Jr. and Robert J. McMullan. Each audit committee financial expert is independent within the meaning of Form N-CSR.

          (3) If the registrant provides the disclosure required by paragraph
          (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Item 4. Principal Accountant Fees and Services.

     (a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees.
For the fiscal years ended July 31, 2005 and July 31, 2004, Audit Fees for the Trust totaled approximately $285,700 and $207,400, respectively, including fees associated with the annual audit and filings of the Trust's Form N-1A.

     (b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees.
For the fiscal years ended July 31, 2005 and July 31, 2004, Audit-Related Fees for the Trust totaled approximately $50,000 and $0, respectively. These fees represent charges related to the review of N-14 filings.

     (c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees.
For the fiscal years ended July 31, 2005 and July 31, 2004, Tax Fees for the Trust including tax compliance, tax advice and tax planning, totaled approximately $42,000 and 36,600 respectively. Both amounts represent fees related to filing the Funds year end tax returns.

     (d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

All Other Fees
For the fiscal years ended July 31, 2005 and July 31, 2004, Other Fees billed to the Trust totaled approximately $0 and $0, respectively.

     (e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Except as permitted by Rule 2-01(c)(7)(i)(C) of Regulation S-X, the Trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

          (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

None of the services summarized in (a)-(d), above, were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

     (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Not applicable.

     (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

For the fiscal years ended July 31, 2005 and July 31, 2004, Non-Audit Fees billed to the Trust for services provided to the Trust and any of the Trust's investment advisers and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust for each of the last two fiscal years of the Trust, totaled approximately $134,300 and $518,600 respectively.

     (h) Disclose whether the registrant's audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Audit Committee has considered that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5.   Audit Committee of Listed Registrants.

     (a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

     (b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

Item 6. Schedule of Investments.

File Schedule I - Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in ss. 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

The registrant's complete schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

     A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Not applicable.

Item 11. Controls and Procedures.

     (a) Disclose the conclusions of the registrant's principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is: (i) accumulated and communicated to the investment company's management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

     (b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

     (a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

     (a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

     (a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)).

Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

     (b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference.

Certifications pursuant to Rule 30a-2(b) are furnished herewith.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    AmSouth Funds
             -------------------------------------------------------------------

By (Signature and Title)* /s/          Trent Statczar, Treasurer
                          ------------------------------------------------------

Date   10-7-05
    ---------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/                           Mike Daniels , President
                         -------------------------------------------------------

Date   10-7-05
     ----------------------

By (Signature and Title)*  /s/                         Trent Statczar, Treasurer
                          ------------------------------------------------------

Date   10-7-05
    -----------------------
* Print the name and title of each signing officer under his or her signature.